File No. 333-86603

811-1978

Securities and Exchange Commission

Washington, D.C. 20549

Form N-4

[X]	Registration Under the Securities Act of 1933

[ ]	Pre-Effective Amendment Number

[X]	Post-Effective Amendment Number 54

And/or

[X]	Registration Statement Under the Investment Company Act of 1940

[X]	Amendment No. 55

Ohio National Variable Account A

(Exact Name of Registrant)

The Ohio National Life Insurance Company

(Name of Depositor)

One Financial Way

Montgomery, Ohio 45242

(Address of Depositor’s Principal Executive Offices)

(513) 794-6100

(Depositor’s Telephone Number, including Area Code)

Kimberly A. Plante, Vice President and Counsel

The Ohio National Life Insurance Company

P.O. Box 237

Cincinnati, Ohio 45201

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde
Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	on April 29, 2022 pursuant to paragraph (b) of Rule 485

[ ]	60 days after filing pursuant to paragraph (a) of Rule 485

[ ]	on (Date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Flexible Purchase Payment

Individual Variable Annuity Contract

ONcore Xtra (sold before October 1, 2012)

Ohio National Variable Account A

The Ohio National Life Insurance Company

One Financial Way ● Montgomery, Ohio 45242 ●888.925.6446

This prospectus describes ONcore Xtra (sold before October 1, 2012), an individual, flexible premium deferred variable annuity contract issued by The Ohio National Life Insurance Company ("Ohio National Life") through a separate account, Ohio National Variable Account A ("VAA"). The contract has not been offered for new sales since 2012. This prospectus describes the features, benefits and risks applicable to existing contract owners. This contract was not available in all states.

Variable annuities provide Contract Value and lifetime annuity payments that vary with the investment results of the mutual funds listed later in this prospectus (“Funds”) that you choose. You may direct the allocation of your purchase payments to one or more investment options of VAA and the Fixed Accumulation Account. Currently, your allocation of Contract Value may be to no more than 18 of the available investment options and the Fixed Accumulation Account. VAA is a separate account of Ohio National Life. The assets of VAA are invested in shares of the Funds. See Appendix A for the list of available Funds.

You cannot be sure that the Contract Value or annuity payments will equal or exceed your purchase payments. Any guarantees under the contract or optional riders that exceed the value of your interest in VAA are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. The contract is not insured by the FDIC or any other agency. It is not a deposit or obligation of any bank and is not bank guaranteed.

This contract includes an extra credit to your contract each time you make a purchase payment. The expenses for this contract may be higher than expenses for a contract without an extra credit feature and the amount of the extra credit may be more than offset by the additional fees and charges associated with this contract. The extra credit may be recaptured upon death or certain withdrawals.

Keep this prospectus for future reference. It sets forth the information about VAA and the variable annuity contract that you should know before investing.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Funds available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Ohio National Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Ohio National Life electronically by visiting ohionational.com, logging into your account and electing e-delivery.

You may elect to receive all future reports in paper free of charge. You can inform Ohio National Life that you wish to continue receiving paper copies of your shareholder reports by contacting us at 888.925.6446. Your election to receive reports in paper will apply to all Funds available under your contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

April 29, 2022

Form 8598	1

Form 8598	2

Glossary

Accumulation Units — Until annuity payments begin, your contract’s value in each subaccount is measured by accumulation units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Annual Credit Calculation Base — The amount to which the annual credit rate is applied in the GLWB riders. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period and is increased for additional purchase payments made since the beginning of the annual credit period.

Annuitant — A living person whose length of life determines the number and value of annuity payments to be made.

Annuity Unit — After annuity payments begin, the amount of each variable payment depends upon the value of your annuity units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Applied for — The date the application for the annuity is signed or the electronic order is submitted to us.

ARDBR— The annual reset death benefit rider offered with this contract. The ARDBR and ARDBR (2009) are the ARDBR riders.

Commission — The Securities and Exchange Commission.

Contract Value — Contract Value is determined by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or a DCA Account.

DCA — Dollar cost averaging.

Death Benefit — The amount used solely to calculate the Death Benefit Adjustment and is not the amount paid to the beneficiary after the death of the annuitant. Death Benefit is the greatest of (i) total Contract Value, (ii) net purchase payments less pro-rata withdrawals or (iii) stepped-up Death Benefit amount if the contract has been in effect for at least 8 years, unless one of the riders added to your contract provides for a higher benefit.

Death Benefit Adjustment — The Death Benefit Adjustment is an amount added to the Contract Value to determine the Proceeds paid to the beneficiary. It represents the difference, if any, between the highest guaranteed death benefit amount and the Contract Value on the applicable calculation date as described under “Basic Death Benefit” if the Contract Value on this date is lower than the highest guaranteed death benefit amount. If the Contract Value on the applicable calculation date is higher than the highest guaranteed death benefit amount, no Death Benefit Adjustment will be made.

Enhanced DCA Account -- An account available for purchase payments, subject to certain limitations, that provides a fixed interest rate that is higher than the rate being credited to the Fidelity® VIP Government Money Market Portfolio.

Free Look — A period of ten (10) or more days after receipt of the contract during which you have the right to cancel your contract and receive a refund without incurring surrender charges. The amount of the refund may equal either the amount of purchase payments or the Contract Value as of the date of cancellation, depending on applicable state law requirements. Upon such refund, the contract shall be void.

Fund — A mutual fund in which subaccount assets may be invested. See “The Funds” and Appendix A later in this prospectus.

GEB — The gain enhancement benefit riders offered with this contract.

GLWB — The guaranteed lifetime withdrawal benefit riders offered with this contract.

GMDB — The guaranteed minimum death benefit amount provided for by the GMDB riders offered with this contract. The Premium Protection, Premium Protection Plus, GMDBR80 Plus, GMDBR85 Plus, 5% GMDBR80 Plus, 5% GMDBR85 Plus, ARDBR and ARDBR (2009) are the GMDB riders.

GMIB — The guaranteed minimum income benefit amount provided for by the GMIB riders offered with this contract. The GMIB, GMIB Plus, GMIB Plus with Five Year Reset, GMIB Plus with Annual Reset and the GMIB Plus with Annual Reset (2009) are the GMIB riders.

Good order — An instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.

GPA — The guaranteed principal access rider offered with this contract.

GPP — The guaranteed principal protection rider offered with this contract.

Guaranteed earnings rate — The guaranteed earnings rate is the effective annual rate at which values in variable portfolios accumulate at with the earnings base of the ARDBR (2009) or the guaranteed earnings income base of the GMIB Plus with Annual Reset (2009).

Notice — A written form acceptable to us, signed by you and received at our home office (the address listed on the first page of the prospectus). We have specified forms or may require specific information in writing for certain transactions, such as a surrender request. Contact us or your registered representative for more information.

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Participating Spouse — One of two people upon whose life and age the benefits under the joint GLWB riders are based.

Pro rata — A pro rata adjustment means the benefit or rider base will be reduced by the same percentage that the Contract Value was reduced by a withdrawal in excess of that provided for by the contract or rider. If your Contract Value is lower than your rider base, a pro rata reduction will reduce your rider base by a greater amount than a dollar for dollar reduction would. If your Contract Value is higher than your rider base, a pro rata reduction will reduce your rider base less than a dollar for dollar reduction would.

Proceeds — The amount that the beneficiary receives if the annuitant dies before annuity payments begin.

Required Minimum Distribution or RMD – The minimum amount that you must withdraw each year from your qualified retirement plans starting in the calendar year following the year in which you reach the required beginning age as defined by the Internal Revenue Code (the “Code”).

RMD treatment – RMD treatment means that you may take your Required Minimum Distribution, even if it exceeds what would otherwise be the allowable annual withdrawal amount, without it being treated as an excess withdrawal under your rider. Certain conditions apply in order to receive RMD treatment. Please see "Optional Death Benefit Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders" for more information.

Subaccount — A subdivision of VAA. The assets of each subaccount are invested in a corresponding available Fund.

Surrender — To redeem the contract before annuity payments begin and receive its value minus any applicable surrender charge or other charges.

Valuation Period — The period of time from one determination of variable subaccount unit and annuity unit values to their next determination. A valuation period usually ends at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The valuation period may end sooner to correspond to earlier closing of the New York Stock Exchange. Accumulation unit and annuity unit values for each annuity period are determined at the end of that valuation period.

VAA (Variable Account A) — A separate account of The Ohio National Life Insurance Company consisting of assets segregated from Ohio National's general assets for the purpose of funding annuity contracts whose values vary with the investment results of the separate account’s underlying Funds.

We, Us, Our — We, us and our refer to The Ohio National Life Insurance Company.

Withdraw — To receive part of the contract’s value without entirely redeeming or surrendering the contract.

You — You means the owner(s) of the contract or the last surviving owner’s estate if all owners are deceased.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal

If you withdraw money from your contract within 8 years following your last purchase payment, you will be assessed a surrender charge. The maximum surrender charge is 9% of total purchase payment, minus all previous withdrawals, during the first year, declining down to 0% over the 8 years. For example, if you make an early withdrawal within the first year, you could pay a withdrawal charge of up to $9,000 on a $100,000 investment. During each contract year, you may withdraw not more than 10% of the Contract Value (as of the day of the first withdrawal made during that contract year) without a surrender charge.

Extra credits may be recaptured upon certain withdrawals.

Deductions and Expenses –Surrender Charge
Transaction Charges

In addition to surrender charges, you may also may be charged for other transactions, such as when you transfer Contract value between investment options more than 12 times per contract year, take more than 14 withdrawals in a contract year or for special requests (such as wire transfers or overnight mail).

Deductions and Expenses –Withdrawal Fee and Transfer Fee
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Deductions and Expenses
	ANNUAL FEE	MINIMUM	MAXIMUM
	1. Base Contract	1.40%[1]	1.40% [1]
	2. Investment options (Fund fees and expenses)	0.33%[2]	1.75%[2]
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%[3]	1.50%[3]

1	As a percentage of average Contract Value in the separate account.
2	As a percentage of average Fund net assets.
3

The minimum fee reflects the current charge for the least expensive optional benefit, the GEB, calculated as an annualized percentage of the Contract Value on a contract anniversary. The maximum fee reflects the current charge for the most expensive optional benefit, the GMIB Plus with Annual Reset (2009), calculated as an annualized percentage of the amount that is guaranteed under the optional benefit.

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Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST ESTIMATE: $1,531	HIGHEST ANNUAL COST ESTIMATE: $5,656

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of contract classes and Fund fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of contract classes, optional benefits, and Fund fees and expenses

• No sales charges

• No additional purchase payments, transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment

This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for 8 years following your last purchase payment. They will reduce the value of your contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract
Risks Associated with Investment Options

An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose.

Each investment option (including the Fixed Accumulation Account and the Enhanced DCA Account) has its own unique risks.

You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks of Investing in the Contract
Insurance Company Risks

Any obligations (including under the Fixed Accumulation Account), guarantees, and benefits of the contract are subject to the claims-paying ability of Ohio National Life. More information about Ohio National Life, including our financial strength ratings, is available upon request by calling us at 888.925.6446.

Principal Risks of Investing in the Contract
RESTRICTIONS
Investments

We reserve the right to charge $10 for each transfer when you transfer money between subaccounts in excess of 12 times in a contract year.

We reserve the right to limit transfers in circumstances of frequent or large transfers.

We reserve the right to remove, close or substitute Funds as investment options that are available under the contract.

Investment Options – The Funds; Deductions and Expenses – Transfer Fee; and Accumulation Period – Transfers Among Subacccounts

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Optional Benefits

Certain optional benefits limit or restrict the investment options that you may select under the contract. We may change the investment restrictions in the future, including limiting the investment options available with the optional benefit.

Certain optional benefits could limit subsequent purchase payments.

Certain benefits may limit withdrawals or other rights under the contract. Under certain benefits, withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value of or even terminate the benefit.

Death Benefit – Optional Death Benefit Riders and Optional Living Benefit Riders
TAXES
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this contract.

If you purchase the contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.

Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 ½.

Federal Tax Status
CONFLICTS OF INTEREST
Investment Professional Compensation

Although the contracts are no longer offered for new sales, firms and their registered representatives that sold the contracts may still be paid for those sales. Your investment professional may receive compensation for having sold this contract to you in the form of commissions, service fees, additional cash benefits (e.g. bonuses), and non-cash compensation. Accordingly, investment professionals may have had a financial incentive to offer or recommend this contract over another investment.

Ohio National Life
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than continue to own your existing contract.

N/A

Overview of the Contract

Purpose

The ONcore Xtra (sold before October 1, 2012) contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the Accumulation Period. The contract also offers death benefits designed to protect your designated beneficiaries. The contract also has certain optional living benefits which can provide you the opportunity to take income. Through the annuitization feature, the contract can supplement your retirement income by providing a stream of income payments. This contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.

Phases of the Contract

Your contract has two phases:

• the Accumulation Period, when you make purchase payments to us, and

• the Annuity Period, when we make income payments to you.

Accumulation Period

During the Accumulation Period, to help you accumulate assets, you can allocate your purchase payment to:

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• a variety of subaccounts. Each subaccount invests in a corresponding Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns;

• the Fixed Accumulation Account, which offers a guaranteed fixed interest rate for one year periods. The Fixed Accumulation Account is not available with certain optional benefit riders; and

• the Enhanced DCA account (available for purchase payments), which offers a fixed interest rate.

A list of Funds in which the subaccounts currently invest is provided in Appendix A: Funds Available Under the Contract.

Annuity Period

You can elect to annuitize your contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. Variable payments depend on the performance of the subaccounts. Currently, we offer income options that provide payments for (1) life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payments. Depending on the annuity option you elect, any remaining amounts guaranteed (such as certain period payments or a death benefit) under the annuity option you selected will be paid to your beneficiary. We may offer other options, at our discretion, where permitted by state law.

Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize.

Primary Contract Features and Options

Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time. Withdrawals will reduce your Contract Value and may be subject to surrender charges, withdrawal fees, income taxes and, if you are younger than 59 ½, a tax penalty. Withdrawals may also reduce (possibly by more than the amount withdrawn) or terminate any guaranteed benefits. Please see “Death Benefit” and “Optional Living Benefit Riders” for more information.

Tax treatment. Your purchase payments generally accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the contract; or (3) upon payment of death benefit proceeds.

Death benefits. Your Contract includes a basic Death Benefit that is the greatest of: (i) the total Contract Value, (ii) net purchase payments less pro-rata withdrawals or (iii) the stepped-up Death Benefit (which is set to the Contract Value, if higher, on each 8 year anniversary, adjusted for purchase payments and withdrawals). Please note that Death Benefit is used solely to calculate the Death Benefit Adjustment and is not the amount paid to your designated beneficiaries after the death of the annuitant. You may have also purchased optional riders under the contract that provide additional death benefits for an additional fee. These riders may increase the amount of money payable to your designated beneficiaries upon your death.

Optional benefits that occur during your lifetime. For an additional fee, you may have purchased optional living benefit riders that offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.

Nursing Facility Confinement Benefit. At no additional charge, the Contract includes a Nursing Facility Confinement Rider with all Contracts (subject to applicable issue state and age limitations). This benefit increases the amount that can be withdrawn from your Contract without a surrender charge when certain qualifying events occur.

Automatic portfolio rebalancing and dollar cost averaging. At no additional charge, you may select automatic portfolio rebalancing, which automatically rebalances your value in the subaccounts to maintain your chosen percentage allocation. Alternately, at no additional charge, you may select a Dollar Cost Averaging program, which automatically transfers a specific amount of money from the Fixed Accumulation Account or subaccounts to any other subaccount at set intervals, subject to limitations of certain optional living or death benefit riders you may have elected. For additional purchase payments of $3,600 or more, you may select the Enhanced DCA Account, at no additional charge, which transfers amounts automatically to the subaccounts you choose in specified monthly increments and pays you interest on amounts remaining in the account.

Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this contract, as well as certain other contract related documents.

Extra Credit. This contract includes an extra credit to your contract each time you make a purchase payment. The expenses for this contract may be higher than expenses for a contract without an extra credit feature and the amount of the extra credit

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may be more than offset by the additional fees and charges associated with this contract. The extra credit may be recaptured upon death or certain withdrawals. Please see “Extra Credit” for more information.

Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial or total withdrawals from the contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, make a partial or total withdrawal from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Deferred Sales Load (or Surrender Charge) (as a percentage of your total purchase payments minus all previous withdrawals(1))

Payment year	1	2	3	4	5	6	7	8	9+
Charge	9%	8%	7%	6%	5%	4%	2%	1%	0%

(1) For contracts issued prior to January 1, 2007, the surrender charge is a percentage of the lesser of (a) the amount you withdraw or surrender and (b) your total purchase payments minus all previous withdrawals. For contracts issued after January 1, 2007, the surrender charge that applies to you depends upon the state in which your contract was issued.

Transfer Fee (for transfers in excess of 12 per year; currently no charge)	$10
Premium Tax (charged upon annuitization, surrender or when assessed) (Percentage of each purchase payment)	0% - 5% (depending on state law)
Withdrawal Fee (for withdrawals in excess of 14 per contract year; currently no charge)	The lesser of 2% of the amount withdrawn or $15

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Fee (no fee if your Contract Value exceeds $50,000)	$30
Base Contract Charges (% of average account value in the separate account)	1.40%

Optional Benefit Expenses	Maximum Charge	Current Charge
Annual Stepped-Up Death Benefit (applied for on or after May 15, 2009) (% of the optional death benefit amount)	0.25%	0.25%
Annual Stepped-Up Death Benefit (applied for prior to May 15, 2009) (% of the optional death benefit amount)	0.10%	0.10%
5% GMDBR80 Plus (% of the optional death benefit amount)	0.45%	0.45%
GMDBR80 Plus (% of the optional death benefit amount)	0.30%	0.25%
GMDBR85 Plus (% of the optional death benefit amount)	0.45%	0.45%
5% GMDBR85 Plus (% of the optional death benefit amount)	0.70%	0.70%
ARDBR (% of the optional death benefit amount)	0.60%	0.60%

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Optional Benefit Expenses	Maximum Charge	Current Charge
ARDBR (2009) (% of the optional death benefit amount)	1.40%	1.40%
GMIB (% of your guaranteed income base)	0.45%	0.45%
GMIB Plus (% of your guaranteed income base)	0.55%	0.55%
GMIB Plus with Five Year Reset (% of your guaranteed income base)	0.55%	0.55%
GMIB Plus with Annual Reset (% of your guaranteed income base)	0.70%	0.70%
GMIB Plus with Annual Reset (2009) (% of your guaranteed income base)	1.50%	1.50%
Premium Protection or Joint Premium Protection death benefit at issue ages through 70 (% of the optional death benefit amount)	0.10%	0.10%
Premium Protection or Joint Premium Protection death benefit at issue ages 71-75 (% of the optional death benefit amount)	0.25%	0.25%
Premium Protection Plus or Joint Premium Protection Plus death benefit (% of the optional death benefit amount)	0.90%	0.45%
GEB at issue ages through 70 (% of your Contract Value on the contract anniversary)	0.15%	0.15%
GEB at issue ages 71-75 (% of your Contract Value on the contract anniversary)	0.30%	0.30%
GEB “Plus” at issue ages through 70 (% of your Contract Value on the contract anniversary)	0.30%	0.30%
GEB “Plus” at issue ages 71-75 (% of your Contract Value on the contract anniversary)	0.60%	0.60%
GLWB Plus (applied for on or after May 1, 2013) (% of the GLWB Base)	2.00%	1.05%
GLWB Plus (applied for prior to May 1, 2013) (% of the GLWB Base)	2.00%	0.95%
Joint GLWB Plus (applied for on or after May 1, 2013) (% of the GLWB Base)	2.50%	1.35%
Joint GLWB Plus (applied for prior to May 1, 2013) (% of the GLWB Base)	2.50%	1.25%
GPP (2012) (% of your average guaranteed principal amount at beginning and end of contract year)	0.90%	0.45%
GLWB (2012) (% of the GLWB Base)	2.10%	1.05%
Joint GLWB (2012) (% of the GLWB Base)	2.70%	1.35%
GLWB (2011) (% of the GLWB Base)	2.00%	0.95%
Joint GLWB (2011) (% of the GLWB Base)	2.40%	1.20%
GLWB (% of the GLWB Base)	2.00%	0.95%
Joint GLWB (% of the GLWB Base)	2.00%	1.05%
GPA (7%) (% of your eligible Contract Value)	0.40%	0.40%
GPA (8%) (% of your eligible Contract Value)	0.50%	0.50%

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Optional Benefit Expenses	Maximum Charge	Current Charge
GPP (applied for on or after May 15, 2009) (% of your average annual guaranteed principal amount)	0.55%	0.55%
GPP (applied for prior to May 15, 2009) (% of your average annual guaranteed principal amount)	0.20%	0.20%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses

	Minimum	Maximum
Total Annual Fund Operating Expenses (Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses as of December 31, 2021.)	0.33%	1.75%

Example

The Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual contract expenses and annual Fund expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you surrender your contract at the end of the applicable time period				If you annuitize or do not surrender your contract at the end of the applicable time period
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$14,866	$28,104	$43,465	$92,136	$6,750	$21,762	$38,908	$92,136

Principal Risks of Investing in the Contract

This section is intended to summarize the principal risks of investing in the contract. Additional risks and details regarding various risk and benefits of investing in the contract are described in relevant sections of the prospectus. The contract may be subject to additional risks other than those identified and described in the prospectus.

Risks Associated with Variable Investment Options

You bear the risk of any decline in your Contract Value resulting from the performance of Funds you have chosen. The Contract Value could decline significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Fund. This risk could have a significant negative impact on certain benefits and guarantees under the contract. For more information about the risks of investing in a particular Fund, see that Fund’s prospectus. You should review the Fund prospectuses before making an investment decision.

Not a Short-Term Savings Vehicle

The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to take withdrawals or surrender the contract for short-term needs, it may not be the

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right contract for you. Charges may be assessed on withdrawals and surrenders, which could be substantial. Early or excess withdrawals could substantially reduce or even terminate some of the benefits available under the contract. Please discuss your insurance needs and financial objectives with your financial professional.

Insurance Company Risk

No company other than Ohio National Life has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any guaranteed benefits (including any fixed account) under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability. We are subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases, utility failures, terrorist acts, political and social developments, and military and governmental actions. We are also subject to risks resulting from information systems failures or cyberattack. These events could adversely affect us and our ability to conduct business and process transactions. Although we have business continuity plans, it is possible that the plans may not operate as intended or required and that we may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Possible Adverse Tax Consequences

The tax considerations associated with the contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. Withdrawals from your contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to an additional federal 10% tax in addition to ordinary income taxes on any gain. Tax law and rules may change which could affect contracts purchased before the change. Before making purchase payments or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.

Optional Benefits Risks

You may never need or use certain features provided by the contract. In that case, you may pay for a feature for which you never realize a benefit. Certain benefits are subject to conditions. If those conditions are not met, you may not realize a benefit from the contract. Withdrawals could significantly reduce or terminate your benefit under certain optional riders. Certain benefits also restrict the Funds you may choose. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Funds had you not been subject to any investment restrictions.

Some riders’ fees may be currently charged at less than their maximum amounts. We may increase these expenses up to the maximum amounts. We will provide prior written notice of when we will increase fees and supplement the prospectus as applicable.

Risk of Contract Termination

Your contract will terminate if your Contract Value is reduced to zero. Your Contract Value can become zero due to the assessment of contract or rider charges after you have taken partial withdrawals and/or due to poor market performance. If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the "Optional Guaranteed Principal Access ('GPA')," "Optional Guaranteed Minimum Income Benefit ('GMIB') Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" sections later in this prospectus for more information.

Risks Associated with Extra Credits

The amount of any extra credits under this contract may be more than offset by the additional fees and charges associated with this contract. Extra credits may be recaptured if you exercise your free look option and upon death or certain withdrawals. Extra credits may be excluded from certain benefit amounts under this contract. Please see “Extra Credit,” “Optional Death Benefit Riders,” and “Optional Living Benefit Riders” for more information.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract. None of the optional benefits are currently available for purchase.

Form 8598	12

Basic Death Benefit (automatically included with the Contract)

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Basic Death Benefit

Guarantees a Death Benefit at least equal to the greatest of: (i) total Contract Value; (ii) net purchase payments less pro-rata withdrawals; or (iii) the stepped-up Death Benefit (which is set to the Contract Value on each 8-year anniversary, if higher, adjusted for purchase payments and withdrawals)

		No additional charge	Withdrawals could significantly reduce benefit Extra credits may not be included in the death benefit.

OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Annual Stepped-Up Death Benefit	Guarantees a Death Benefit will be the greater of total purchase payments or the highest contract anniversary value	(as a % of benefit base)

• Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit

• Stops accumulating at contract anniversary after annuitant’s 85th birthday

• Extra credits may not be included in the death benefit.

		Maximum	Current
		0.25%	0.25%
GMDBR80 Plus	Guarantees 6% annual rate of return on the Death Benefit	(as a % of benefit base)

• Withdrawals reduce the benefit; those in excess of 6% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

• Stops accumulating at contract anniversary after annuitant’s 80th birthday

• Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 6%

• Cannot exceed 2 times purchase payments, adjusted for withdrawals

• Extra credits may not be included in the death benefit.

		Maximum	Current
		0.30%	0.25%

Form 8598	13

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMDBR85 Plus	Guarantees 6% annual rate of return on the Death Benefit	(as a % of benefit base)

• Withdrawals reduce the benefit; those in excess of 6% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

• Stops accumulating at contract anniversary after annuitant’s 80th birthday

• Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 6%

• Extra credits may not be included in the death benefit.

		Maximum	Current
		0.45%	0.45%
5% GMDBR80 Plus	Guarantees 5% annual rate of return on the Death Benefit	(as a % of benefit base)

• Withdrawals reduce the benefit; those in excess of 5% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

• Stops accumulating at contract anniversary after annuitant’s 80th birthday

• Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 5%

• Cannot exceed 2 times purchase payments, adjusted for withdrawals

• Extra credits may not be included in the death benefit.

		Maximum	Current
		0.45%	0.45%
5% GMDBR85 Plus	Guarantees 5% annual rate of return on the Death Benefit	(as a % of benefit base)

• Withdrawals reduce the benefit; those in excess of 5% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

• Stops accumulating at contract anniversary after annuitant’s 85th birthday

• Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 5%

• Extra credits may not be included in the death benefit.

		Maximum	Current
		0.70%	0.70%

Form 8598	14

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
ARDBR	Guarantees a death benefit equal to the highest anniversary contract value, adjusted for withdrawals, prior to the Annuitant’s 85th birthday or purchase payments accumulated at 6% per year	(as a % of optional death benefit amounts)

• Withdrawals reduce the benefit; those in excess of 6% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

• Sold only in conjunction with the GMIB Plus with Annual Reset Rider and may only be reset in connection with such rider

• Stops accumulating at the later of the contract anniversary following annuitant’s 85th birthday or 10 years after the last reset

• Values allocated to a money market portfolio or the Fixed Accumulation Account may earn less than 6%

• Extra credits may not be included in the death benefit.

		Maximum	Current
		0.60%	0.60%
ARDBR (2009)	Guarantees a death benefit equal to the highest anniversary contract value, adjusted for withdrawals, prior to the Annuitant’s 85th birthday or purchase payments accumulated at 5% per year	(as a % of optional death benefit amounts)

• Withdrawals reduce the benefit; those in excess of 5% annually proportionately reduce the benefit, which could significantly reduce or terminate the benefit

• Sold only in conjunction with the GMIB Plus with Annual Reset (2009) Rider and may only be reset in connection with such rider

• Stops accumulating at contract anniversary after annuitant’s 85th birthday

• Earnings Base may not exceed 15 times total net purchase payments less contract withdrawals.

• Values allocated to the Fixed Accumulation Account may earn less than 5%

• Extra credits may not be included in the death benefit.

		Maximum	Current
		1.40%	1.40%
Premium Protection (Single Life)	Guarantees a Death Benefit equal to your purchase payments	For issue ages through 70 (as a % of benefit base)

• Withdrawals reduce the benefit, which could significantly reduce or terminate the benefit

• Sold only in conjunction with certain GLWB (Single Life) riders

• We may limit additional purchase payments

• Extra credits are excluded from the death benefit

		Maximum	Current
		0.10%	0.10%
		For issue ages 71-75 (as a % of benefit base)
		Maximum	Current
		0.25%	0.25%

Form 8598	15

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Premium Protection (Joint Life)	Guarantees a Death Benefit equal to your purchase payments	For issue ages through 70 (as a % of benefit base)

• Withdrawals reduce the benefit, which could significantly reduce or terminate the benefit

• Sold only in conjunction with certain GLWB (Joint Life) riders

• We may limit additional purchase payments

• Extra credits are excluded from the death benefit

		Maximum	Current
		0.10%	0.10%
		For issue ages 71-75 (as a % of benefit base)
		Maximum	Current
		0.25%	0.25%
Premium Protection Plus (Single Life)	Guarantees a Death Benefit equal to your purchase payments or the Contract Value on the 7th contract anniversary	(as a % of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Sold only in conjunction with certain GLWB (Single Life) riders

• We may limit additional purchase payments

• Extra credits are excluded from the death benefit

		Maximum	Current
		0.90%	0.45%
Premium Protection Plus (Joint Life)	Guarantees a Death Benefit equal to your purchase payments or the Contract Value on the 7th contract anniversary	(as a % of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Sold only in conjunction with certain GLWB (Joint Life) riders

• We may limit additional purchase payments

• Extra credits are excluded from the death benefit

		Maximum	Current
		0.90%	0.45%
GEB

Pays an additional amount that is intended to help pay part of the income taxes due at the time of death of the annuitant (up to 25% of the lesser of (a) 2 times purchase payments less withdrawals or (b) Contract Value on date of death minus purchase payments and withdrawals)

		For issue ages through 70 (as a % of Contract Value)

• Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit

• Benefit cannot exceed $1,000,000

• Purchase payments made within 6 months of the date of death will not be included in benefit

		Maximum	Current
		0.15%	0.15%
		For issue ages 71-75 (as a percentage of Contract Value)
		Maximum	Current
		0.30%	0.30%

Form 8598	16

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GEB Plus

Pays an additional amount that is intended to help pay part of the income taxes due at the time of death of the annuitant (up to 40% of the lesser of (a) 2 ½ times purchase payments less withdrawals or (b) Contract Value on date of death minus purchase payments and withdrawals)

		For issue ages through 70 (as a % of Contract Value)

• Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit

• Benefit cannot exceed $1,000,000

• Purchase payments made within 6 months of the date of death will not be included in benefit

		Maximum	Current
		0.30%	0.30%
		For issue ages 71-75 (as a % of Contract Value)
		Maximum	Current
		0.60%	0.60%

OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GPP (2012)	Guarantees return of principal without annuitization on the 10th rider anniversary, with ability to reset the guaranteed amount under certain circumstances	Applied for on or after November 16, 2015 (as a percentage of average annual guaranteed principal amount)

• Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit

• Purchase payments made after the first 6th months of the contract are not included

• We may limit additional purchase payments

• Subject to investment restrictions

		Maximum	Current
		1.30%	0.65%
		Applied for prior to November 16, 2015 (as a percentage of average annual guaranteed principal amount)
		Maximum	Current
		0.90%	0.45%
GPP	Guarantees return of principal without annuitization on the 10th rider anniversary, with ability to reset under certain circumstances	Applied for on or after November 16, 2015 (as a percentage of average annual guaranteed principal amount)

• Withdrawals proportionately reduce the benefit, which could significantly reduce the benefit.

• Purchase payments made after the first 6th months of the contract are not included

• We may limit additional purchase payments

• Subject to investment restrictions

		Maximum	Current
		0.55%	0.55%
		Applied for prior to November 16, 2015 (as a percentage of average annual guaranteed principal amount)
		Maximum	Current
		0.20%	0.20%

Form 8598	17

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GPA	Guarantees the ability to withdraw principal up to an annual limit over ten years, with the ability to reset under certain circumstances.	For 7% GPA Rider (as a percentage of average annual Contract Value)

• Withdrawals in excess of the annual guaranteed amount will reduce the amount guaranteed for withdrawal in later years, which could significantly reduce the benefit.

• Purchase payments made after the first 6th months of the contract are not included

• Subject to investment restrictions

		Maximum	Current
		0.40%	0.40%
		For 8% GPA Rider (as a percentage of average annual Contract Value)
		Maximum	Current
		0.50%	0.50%
GMIB	Provides guaranteed minimum lifetime fixed income in periodic annuity payments.	(as a percentage of benefit base)

• Withdrawals reduce the benefit proportionately, which could significantly reduce or terminate the benefit

• Expires at the later of the anniversary prior to Annuitant’s 85th birthday or 10 years from purchase

• Earnings base will not accumulate after Annuitant’s 85th birthday

• Step-up base will not increase after Annuitant’s 80th birthday

• Cannot be exercised within 10 years of purchase

• Guaranteed income base does not provide a Contract Value

		Maximum	Current
		0.45%	0.45%
GMIB Plus	Provides guaranteed minimum lifetime fixed income in periodic annuity payments.	(as a percentage of benefit base)

• Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

• Expires at the later of the anniversary prior to Annuitant’s 85th birthday or 10 years from purchase

• Earnings base will not accumulate, and step-up base will not increase, after Annuitant’s 85th birthday

• Cannot be exercised within 10 years of purchase

• Guaranteed income base does not provide a Contract Value

		Maximum	Current
		0.55%	0.55%

Form 8598	18

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GMIB Plus with Five Year Reset	Provides guaranteed minimum lifetime fixed income in periodic annuity payments with the ability to reset the guarantee base on each eligible fifth contract anniversary	(as a percentage of benefit base)

• Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

• Expires at the later of the anniversary prior to Annuitant’s 85th birthday or 10 years from purchase or last reset

• Earnings base will not accumulate, and step-up base will not increase, after Annuitant’s 85th birthday

• Cannot be exercised within 10 years of purchase or last reset

• Guaranteed income base does not provide a Contract Value

		Maximum	Current
		0.55%	0.55%
GMIB Plus with Annual Reset (2009)	Provides guaranteed minimum lifetime fixed income in monthly annuity payments with the ability to reset the guarantee base on each contract anniversary.	(as a percentage of benefit base)

• Withdrawals reduce the step-up base proportionately and those in excess of the increase in the earnings base reduce the earnings base proportionately, which could significantly reduce or terminate the benefit

• Expires at the anniversary after Annuitant’s 90th birthday

• Earnings base limited to 15 times purchase payments, adjusted for withdrawals

• Earnings base will not accumulate, and step-up base will not increase, after the anniversary following Annuitant’s 85th birthday

• Cannot be exercised within 10 years of purchase or last reset

• Guaranteed income base does not provide a Contract Value

• Values allocated to the Fixed Accumulation Account may earn less than the guaranteed earnings rate

• Subject to investment restrictions

		Maximum	Current
		1.50%	1.50%

Form 8598	19

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GLWB Plus	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant	Applied for on or after May 1, 2013 (as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.00%	1.05%
		Applied for prior to May 1, 2013 (as a percentage of benefit base)
		Maximum	Current
		2.00%	0.95%
Joint GLWB Plus	Provides a guaranteed level of withdrawals in each contract year beginning when the youngest spouse is 59½ for the lifetime of the annuitant and the surviving spouse	Applied for on or after May 1, 2013 (as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Cannot replace a covered spouse

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.50%	1.35%
		Applied for prior to May 1, 2013 (as a percentage of benefit base)
		Maximum	Current
		2.50%	1.25%
GLWB (2012)	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant	(as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.10%	1.05%

Form 8598	20

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Joint GLWB (2012)	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant and the surviving spouse	(as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Cannot replace a covered spouse

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.70%	1.35%
GLWB (2011)	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant	(as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.00%	0.95%
Joint GLWB (2011)	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant and the surviving spouse	(as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Cannot replace a covered spouse

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.40%	1.20%

Form 8598	21

NAME OF BENEFIT	PURPOSE	ANNUAL FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
GLWB	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant	(as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.00%	0.95%
Joint GLWB	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59½ for the lifetime of the annuitant and the surviving spouse	(as a percentage of benefit base)

• Withdrawals in excess of an annual allowable amount reduce the benefit, which could significantly reduce or terminate the benefit

• Annual credit to benefit base subject to limitations

• We may limit additional purchase payments

• Cannot replace a covered spouse

• Subject to investment restrictions

• Extra credits are excluded from the benefit

		Maximum	Current
		2.00%	1.05%

Certain optional benefits are mutually exclusive. The following shows which riders you may not have at the same time:

If you have this rider	you cannot have this rider
GPP or GPP (2012)	GPA or any GLWB
GPA	GPP, any GMIB, or any GLWB
One of the GMDB riders	Any other GMDB rider
Annual stepped-up death benefit	Any ARDBR
One of the GMIB riders	Any GMIB, GLWB or GPA
GLWB or Joint GLWB riders	Any other rider except the annual stepped-up death benefit
GLWB (2011) or Joint GLWB (2011)	Any other rider except the annual stepped-up death benefit, Premium Protection, or Premium Protection Plus
GLWB (2012) or Joint GLWB (2012)	Any other rider except the annual stepped-up death benefit, Premium Protection, Premium Protection Plus, or deferral credit with age requirement
GLWB Plus or Joint GLWB Plus	Any other rider except the annual stepped-up death benefit or Premium Protection

Form 8598	22

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL CONTRACTS AT NO ADDITIONAL COST

NAME OF BENEFIT	PURPOSE	FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Portfolio Rebalancing	Automatically rebalances your Contract Value at specified intervals to maintain the percentage allocated to each of two or more designated Funds at a pre-set level	None	• Cannot be used with a dollar cost averaging program
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Fixed Accumulation Account or the Funds to any of the other subaccounts at set intervals	None

• Only available for contracts with at least $3,600 of Contract Value

• Each transfer must be at least $300

• Must schedule at least 12 transfers if from a Fund and 3 transfers if from the Fixed Accumulation Account

• Cannot be used with portfolio rebalancing

• We may discontinue the program to contracts that are not currently enrolled

• Subject to limitations with certain optional riders

Enhanced DCA Account	Automatically transfers amounts to the Funds you choose in specified monthly increments and pays you interest on amounts remaining in the account	None	• Only available for purchase payments of at least $3,600 • Must be transferred within specified periods of time • We may discontinue providing upon prior written notice
Nursing Facility Confinement Benefit	Allows you to withdraw Contract Value without a surrender charge when certain qualifying events occur	None

• Only available if the contract was issued prior to the annuitant’s 80th birthday for contracts generally applied for before October 2006; generally for contracts applied for after October 2006, the annuitant's 80th birthday

• Must meet certain conditions to qualify (such as confinement for a certain period of time)

Ohio National Life

Ohio National Life was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently Ohio National has assets of approximately $40.8 billion and equity of approximately $2.4 billion. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company owned by Ohio National Financial Services, Inc. (“ONFS”), which is wholly-owned by Ohio National Holdings, Inc. (formerly Ohio National Mutual Holdings, Inc. (“ONMH”)).

On March 22, 2021, ONMH and ONLH Holdings LP (“ONLH”) entered into a stock purchase agreement for ONLH to acquire ONMH in a sponsored demutualization. Also on March 22, 2021, the Board of Directors of ONMH unanimously

Form 8598	23

approved and adopted a Plan of Conversion under which ONMH would convert from a mutual insurance holding company to a stock company and become wholly-owned by ONLH. ONLH is a Delaware limited partnership formed by Constellation Insurance Holdings, Inc. (“Constellation”), an insurance acquisition joint venture formed to invest in life and property and casualty insurers. Constellation’s founding investors and equal partners are Caisse de dépôt et placement du Québec and Ontario Teachers’ Pension Plan Board, two of the largest long-term institutional investors in North America. In March 2022, the members of ONMH approved the Plan of Conversion, including the sponsored demutualization, and the final regulatory approvals for the sponsored demutualization and change of control of ONMH were obtained. The sponsored demutualization closed on March 31, 2022. ONMH has converted to a stock company and is now known as Ohio National Holdings, Inc. Eligible members of ONMH generally have the right to receive either cash payments or policy benefits in the conversion, depending on the type of insurance policy or annuity contract such eligible member owns. The sponsored demutualization does not affect your contract terms.

Ohio National Life and/or its affiliates may pay certain retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

We may credit additional amounts under our contracts for contracts sold to registered representatives (and their immediate families) of broker-dealers that have (i) a selling agreement with us and our principal underwriter to sell the contracts and (ii) approved the payment of the additional amount to their registered representatives. There will be no commissions paid on the sale of these contracts.

With the increased use of technologies such as the Internet, our business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect us, the underlying Funds, intermediaries, and other affiliated or third party service providers whose operations may impact your contract. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Ohio National Variable Account A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. Currently your allocation of Contract Value may be to no more than 18 of the available subaccounts. We reserve the right to limit your allocation of Contract Value to no more than 10 of the available subaccounts. You assume all of the investment risk for Contract Value allocated to the subaccounts. You may be subject to additional restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” for more information.

Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. Unlike assets in VAA or other separate accounts we have established, all of our other assets may be charged with any liabilities arising out of any of our other business.

Form 8598	24

Any guarantees under the contract that exceed your Contract Value, such as those associated with the guaranteed benefit rider options or the death benefit rider options, are paid from our general account (not the separate account). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.

We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.

If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.

VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

Investment Options

You may allocate your Contract Values to Funds or the Fixed Accumulation Account as described below. If you purchase certain optional riders, you may be subject to restrictions on allocations. Please see “Investment Restrictions for Certain Optional Riders” below.

Fixed Accumulation Account

The Fixed Accumulation Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. We may also refer to the Fixed Accumulation Account as the Fixed Account. For any new contract sales that may occur, we reserve the right to not offer the Fixed Accumulation Account to new contracts. The Fixed Accumulation Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws. The staff of the Securities and Exchange Commission has not reviewed disclosures regarding it. We invest our general assets at our discretion as allowed by Ohio law.

The Fixed Accumulation Account is a subset of our general account. The general account consists of all of our general assets other than those allocated to a separate account. If the Fixed Accumulation Account is available on your contract, you may allocate purchase payments and Contract Value between the Fixed Accumulation Account and the Funds, subject to certain restrictions described below.

The amount of investment income allocated to the contracts varies from year to year at our sole discretion. However, we guarantee that we will credit interest at a rate of not less than the minimum rate required by the applicable non-forfeiture law in the state where your contract was issued to Contract Values allocated to the Fixed Accumulation Account. We may credit interest at a rate in excess of the guaranteed minimum interest rate allowed by state law, but any such excess interest credit will be in our sole discretion.

We guarantee that, before annuity payments begin, the value of a contract in the Fixed Accumulation Account will never be less than:

• the amount of purchase payments allocated to, and transfers into, the Fixed Accumulation Account, plus

• interest credited at a rate declared by us for each year compounded annually, plus

• any additional excess interest we may credit to guaranteed values, minus

Form 8598	25

• any withdrawals and transfers from the guaranteed values, minus

• any surrender charge on withdrawals, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Fixed Accumulation Account.

No deductions are made from the Fixed Accumulation Account for Account Expense Charges or Mortality and Expense Risk Charges. Insurance risk charges for optional benefit riders are taken pro rata from the Fixed Accumulation Account, where permissible by applicable state law, and variable subaccounts.

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Fixed Accumulation Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Fixed Accumulation Account for up to six months from the date we receive your written request for withdrawal.

The Funds

The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund’s investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

Information regarding each Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each Fund has issued a prospectus that contains more detailed information about it. Read the Fund prospectuses carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies. For a free copy of the Fund prospectuses, call 888.925.6446.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the prospectus for each Fund. In some cases, the investment adviser pays part of its fee to a subadviser.

Ohio National Life and our affiliates may receive payments from the underlying Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other support services provided by us and expenses incurred in offering and selling our variable annuity products. While only certain types of payments are made in connection with your particular contract, all such payments may influence decisions made by Ohio National Life and our affiliates regarding products we offer, including your contract.

Ohio National Life receives Rule 12b-1 fees which compensate our affiliate, Ohio National Equities, Inc. for distribution and administrative services (including recordkeeping services and mailing prospectuses and reports to contract owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by contract owners. We also receive “revenue sharing” payments from advisers of the underlying Portfolios or their affiliates (not the Portfolios), which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the contract.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Because a Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying Funds. You should read the Fund prospectuses carefully for more information.

Periodically some of the Funds may be closed to future allocation of purchase payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.

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We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one of more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.

If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.

Investment Restrictions for Certain Optional Riders

Certain riders available with this contract require you to allocate your purchase payments and Contract Value in accordance with restrictions described in this section. For more information on a particular rider, please see the rider description later in this prospectus. See Appendix A for the investment options available with each rider with investment restrictions.

Certain GLWB riders and GPP (2012)

Beginning May 1, 2017, for any GLWB or GPP (2012) riders applied for on or after October 1, 2012, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to new purchases of one of these riders, future purchase payments and transfer requests. If you purchased one of these riders prior to May 1, 2017 and you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the revised investment restrictions will not apply to you. The Fixed Accumulation Account is not an available investment option with any GLWB or GPP (2012) riders applied for on or after October 1, 2012. Your purchase payments and Contract Value must be allocated in compliance with the following restrictions:

(1) at least 25% must be allocated to investment options included in Category 1; provided, however, that you may not allocate more than 50% of your total purchase payments or Contract Value to any one investment option within Category 1; and

(2) no more than 75% may be allocated to investment options included in Category 2; provided, however, that you may not allocate more than 25% of your total purchase payments or Contract Value to any one investment option within Category 2.

Beginning March 3, 2017, if you applied for the GLWB Plus, Joint GLWB Plus or GPP (2012) before October 1, 2012, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the revised investment restrictions will not apply to you. The Fixed Accumulation Account is not an available investment option with the GLWB Plus, Joint GLWB Plus or GPP (2012) applied for before October 1, 2012. Your purchase payments and Contract Value must be allocated in compliance with the following restrictions:

(1) at least 50% must be allocated to investment options included in Category 1; and

(2) no more than 50% may be allocated to investment options included in Category 2.

GLWB (2012), GLWB (2011) and GLWB

Beginning March 3, 2017, if you selected the GLWB (2012), Joint GLWB (2012), GLWB (2011), Joint GLWB (2011), GLWB or Joint GLWB, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the new investment restrictions will not apply to you. The Fixed Accumulation Account is not an available investment option with the GLWB (2012), Joint GLWB (2012), GLWB (2011), Joint GLWB (2011), GLWB or Joint GLWB. Your purchase payments and Contract Value must be allocated in compliance with (1) or (2) specified below:

(1) 100% must be allocated to one of the following portfolios: ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio or ON Moderate Growth Model Portfolio.

or

(2) (a) at least 30% must, but no more than 60% may, be allocated to investment options included in Category 1;

Form 8598	27

(b) no more than 70% may be allocated to investment options included in Category 2;

(c) no more than 25% may be allocated to investment options included in Category 3; and

(d) no more than 15% may be allocated to investment options included in Category 4.

GMIB Plus with Annual Reset (2009)

Beginning March 3, 2017, if you selected the GMIB Plus with Annual Reset (2009), your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The revised investment restrictions will apply to future purchase payments and transfer requests. If you do not make any additional purchase payments or transfer requests after the change in investment restrictions, the revised investment restrictions will not apply to you.

(1) Some or all of your purchase payments or Contract Value may be allocated to the Fixed Accumulation Account. See “Fixed Accumulation Account” for more details about the Fixed Accumulation Account.

(2) Any portion of your purchase payments or Contract Value that is not allocated to the Fixed Accumulation Account must be allocated in compliance with either (a) or (b):

(a) 100% must be allocated to one of the following portfolios: ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio or ON Moderate Growth Model Portfolio.

or

(b) (i) at least 30% must, but no more than 60% may, be allocated to investment options included in Category 1;

 (ii) no more than 70% may be allocated to investment options included in Category 2;

 (iii)  no more than 25% may be allocated to investment options included in Category 3; and

 (iv)  no more than 15% may be allocated to investment options included in Category 4.

Additional information

With the GMIB Plus with Annual Reset (2009), you may allocate purchase payments to the Fixed Accumulation Account as part of a dollar-cost averaging (“DCA”) program, including the Enhanced DCA, and transfer amounts out of the dollar cost averaging account (“DCA Account”) in accordance with the restrictions described above. With the GPP (2012) or any GLWB, you may allocate purchase payments to the Enhanced DCA account as part of a DCA program and transfer amounts out of the Enhanced DCA account in accordance with the restrictions. You may not establish a DCA program with scheduled transfers from a Fund and comply with these restrictions. See “Scheduled Transfers (Dollar Cost Averaging)” for more details about dollar cost averaging.

Strategies of Certain Funds. As described above and in Appendix A, if you have any GLWB Plus or GPP (2012) rider, you may only allocate your purchase payments and Contract Value to a limited subset of the investment options that are available under the contract if you did not have one of these riders. The Funds available with these riders, including certain that are advised by an affiliate of ours, employ risk management strategies that are intended to manage the Fund’s volatility or reduce downside exposure of the Fund during significant market downturns. During rising markets, these strategies may result in your Contract Value rising less than would have been the case if you had been invested in a Fund without these risk management strategies. If you allocate your Contract Value to these Funds, your Contract Value may, however, decrease less in a declining market than would have been the case if you had been invested in Funds without these strategies.

Limiting downside exposure and reducing volatility of these Funds may have the effect of mitigating the financial risks to which we are subjected by providing the guaranteed benefits under the riders. If these strategies are successful in limiting downside exposure and reducing volatility, we expect to benefit from a reduction of the risks arising from our guarantee obligations, to reduce our costs to purchase hedge investments to manage the risks of our guarantee obligations, and to reduce our regulatory capital requirements associated with our guarantee obligations. Our interest in reducing loss and the volatility of Contract Values may be deemed to present a potential conflict of interest with respect to the interest of contractowners. Additionally, these risk management strategies may also suppress the value of your guaranteed rider benefit that is eligible for periodic benefit step-ups or resets because your benefit base is available for step-ups or resets only when your Contract Value is higher than your benefit base.

These Funds are also available investment options under the contract with other riders or without any riders. For more information about the Funds and the investment strategies they employ, please refer to the Funds' current prospectuses. For a free copy of the Fund prospectuses, call 888.925.6446.

Transfers. Any transfer request or change in allocation or rebalance instructions must comply with the applicable investment restrictions. Any transfer request from one Category to another must result in an allocation that continues to meet the

Form 8598	28

investment restrictions. If you make a transfer within a Category, you will still be deemed to have met the investment restrictions, even if your Contract Value has increased beyond the percentage limit. Please note that a transfer request will not update your purchase payment allocation or rebalance instructions. You must provide us separate instructions to change your purchase payment allocation or rebalance instructions.

Classifications. We have classified investment options into the Categories in Appendix A based on the fund’s characteristics and our determination of their risk. If a new investment choice is added to your contract, we will determine which of the Categories, if any, it will be placed in. We may reassess our determination of risk based on characteristics such as investment objective, strategy or holdings and may change the classification of any investment option in the individual Categories with advance written notice to you. We may limit the availability of any asset allocation Model Portfolio or any investment option under the riders. We may apply any changes to future purchase payments and transfer requests. If an existing investment option becomes unavailable for the allocation of future purchase payments and you wish to make additional purchase payments, you will need to provide us updated allocation instructions that comply with the restrictions described above in this section. If a change in classification applies to future transfer requests, any transfer request you make must comply with the new investment restrictions. If you do not make any additional purchase payments or transfer requests after a change in classification, the new investment restrictions will not apply to you. If you fail to provide us with new instructions as described and your allocation of purchase payments or Contract Value violates the investment restrictions, your rider will be terminated.

Rebalancing. If you are required to or choose to allocate your purchase payments to individual investment options described in this section and Appendix A, you must provide us with rebalance allocation instructions that comply with the Fund Category and percentage limitations described for your rider. On each three-month anniversary of the date the applicable rider was added, we will rebalance your Contract Value in accordance with your rebalance instructions.

Termination. You will not violate the investment restrictions simply because your Contract Value in the Categories increases or decreases above or below the specified limits. You will violate the investment restrictions if you allocate purchase payments or Contract Value in a manner not specified above.

• If you have purchased the GMIB Plus with Annual Reset (2009), your rider will be terminated if you violate the restrictions. Furthermore, if you have also purchased the ARDBR (2009), it will be terminated.

• If you have purchased the GLWB or Joint GLWB, your rider will be terminated if you violate the restrictions.

• If you have purchased the GLWB (2012), GLWB Plus or GLWB (2011), your rider will be terminated if you violate the restrictions. Furthermore if you have purchased the Premium Protection death benefit rider, Premium Protection Plus death benefit rider, either deferral credit rider or the 8-year guaranteed principal protection rider, it will also be terminated.

• If you have purchased the Joint GLWB (2012), Joint GLWB Plus or Joint GLWB (2011), your rider will be terminated if you violate the restrictions. Furthermore if you have purchased the Joint Premium Protection death benefit rider, Joint Premium Protection Plus death benefit rider, either deferral credit rider or the 8-year guaranteed principal protection rider, it will also be terminated.

• If you have purchased the GPP (2012), your rider will be terminated if you violate the restrictions.

If one of these riders is terminated, a prorated annual rider charge will apply. Please see "Optional Death Benefit Riders," "Optional Guaranteed Minimum Income Benefit (GMIB) Riders," "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" and "Optional Guaranteed Principal Protection ('GPP')" for details.

Mixed and Shared Funding

In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of Ohio National Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAA’s participation in a Fund. Material conflicts could result from such things as:

• changes in state insurance law;

• changes in federal income tax law;

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• changes in the investment management of any Fund; or

• differences in voting instructions given by different types of owners.

Voting Rights

We will vote Fund shares held in VAA at Fund shareholders meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund by VAA.

Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your Contract Value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of shares tends to decrease as annuity payments progress.

Changes in Your Contract

Changes in Applicable Law

We reserve the right to change your contract without your consent in order to comply with any laws and regulations that apply, including but not limited to, changes in the Internal Revenue Code, Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by the President, a Vice President or the Secretary of Ohio National Life. We will provide you written notice of any contract change and amend this prospectus as applicable. We may enforce our reservation of rights under this contract in response to our experience or determination of risk.

Risk of Increase in Current Fees and Expenses

Some riders’ fees may be currently charged at less than their maximum amounts. We may increase these expenses up to the maximum amounts. We will provide prior written notice of when we will increase fees and amend the prospectus as applicable.

Risk of Contract Termination

Your contract will terminate if your Contract Value is reduced to zero. Your Contract Value can become zero due to the assessment of contract or rider charges after you have taken partial withdrawals and/or due to poor market performance. If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the "Optional Guaranteed Principal Access ('GPA')," "Optional Guaranteed Minimum Income Benefit ('GMIB') Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" sections later in this prospectus for more information.

Distribution of Variable Annuity Contracts

The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”), a wholly-owned subsidiary of ours. ONEQ is the principal underwriter of the contracts. ONEQ and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. We pay ONEQ up to 5.00% of each purchase payment and ONEQ then pays that to the broker-dealers. The amounts may vary by broker-dealer. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ONEQ. If our surrender charge is not sufficient to recover the fee paid to ONEQ, any deficiency will be made up from our general assets.

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These include, among other things, any profit from the mortality and expense risk charges. ONEQ’s principal business address is One Financial Way, Montgomery, Ohio 45242.

Deductions and Expenses

Surrender Charge

Surrenders and Partial Withdrawals.

There is no deduction from purchase payments to pay sales expense. We may assess a surrender charge if you surrender the contract or withdraw part of its value. If other fees or charges are being assessed in addition to the surrender charge, we will calculate the surrender charge first. Generally, for contracts issued after January 1, 2007, the surrender charge is a percentage of your total purchase payments minus all previous withdrawals. For all other contracts, the surrender charge is a percentage of the lesser of (a) the amount you withdraw or surrender or (b) your total purchase payments minus all previous withdrawals. (Please see your representative for more information about how your surrender charge is calculated.) We deduct the surrender charge from the amount paid to you. We will deduct the surrender charge pro-rata from each investment option included in the withdrawal. The surrender charge is a percentage of your total purchase payments minus all previous withdrawals. This percentage varies with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:

Years	Payment
1st	9%
2nd	8%
3rd	7%
4th	6%
5th	5%
6th	4%
7th	2%
8th	1%
9th and later	0%

During each contract year, you may withdraw not more than 10% of the Contract Value (as of the day of the first withdrawal made during that contract year) without a surrender charge. You may take this 10% annual free withdrawal in up to 12 installments.

The purpose of this charge is to defray expenses relating to the sale of the contract, including compensation to broker-dealers or other benefits provided under the contract, cost of sales literature and prospectuses, and other expenses related to sales activity. If proceeds from surrender charge do not cover the expected costs of distributing the contracts, any amount paid by us for distribution costs may be paid from our general account, which may consist, among other things, of proceeds derived from base contract expenses deducted from the contract.

Annuitization.

We do not assess a surrender charge, under certain circumstances, if you annuitize your contract. See “Annuity Period — Annuity Options” later in this prospectus.

Death Benefit.

We do not assess a surrender charge upon any Proceeds paid to a beneficiary upon the death of the annuitant. See “Death Benefit — How will the Proceeds be paid to the beneficiary?” later in this prospectus.

Withdrawal Fee

We may also charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. This charge is to reimburse us for administrative processing expenses associated with a withdrawal. We are not currently charging the fee. We will provide 30 days notice prior to assessing a withdrawal fee. We deduct the withdrawal fee from the amount paid to you. We will deduct the withdrawal fee pro-rata from each investment option included in the withdrawal.

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Annual Contract Fee

Each year on the contract anniversary (or when you surrender the contract), we will deduct an annual contract fee of $30 from the Contract Value, pro-rata from your values in each Fund and the Fixed Accumulation Account (but not the Enhanced DCA). This helps to repay us for maintaining the contract for contracts under $50,000. This helps to cover expenses for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc. The account expense charge is not sufficient to cover these expenses for contracts under $50,000. There is no contract fee for contracts having a value of at least $50,000 at the contract anniversary. There is no charge after annuity payments begin. We guarantee not to increase the annual contract fee.

Deduction for Account Expense Fee

At the end of each valuation period before annuity payments begin we deduct from your Contract Value allocated to the subaccounts an amount equal to 0.25% on an annual basis of the Contract Value allocated to the subaccounts. This deduction reimburses us for amounts not covered by the annual contract fee. Examples of these are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

Deduction for Mortality and Expense Risk Fee

We guarantee that, until annuity payments begin, the contract’s value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, and except in the instance of the annuitant’s death, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.15% of the Contract Value on an annual basis allocated to the subaccounts. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.15% on an annual basis. We may discontinue this limitation on our right to increase the deduction up to 1.15%. The mortality and expense risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.65% for mortality risk, and 0.50% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.

Charges for Optional Benefits

There is an additional annual charge if you choose an optional benefit. See the individual discussion of each rider later in this prospectus for details on the riders and the amounts upon which the charges are based. The additional charge is made on each contract anniversary and will be deducted from your Contract Value. (For contracts issued in Washington and North Carolina, there are limitations on certain rider charges being deducted from the fixed accumulation account.) The charges for optional benefits are to compensate us for the risks of the underlying guarantees provided by the riders. The optional benefits are not currently available, and some were not available in all states. We reserve the right to terminate or modify these benefits for new contracts at any time.

If you choose one of the optional death benefit riders described under “Death Benefit,” those annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-Up Death Benefit*	0.25%
Premium Protection or Joint Premium Protection death benefit at issue ages through 70	0.10%
Premium Protection or Joint Premium Protection death benefit at issue ages 71 through 75	0.25%
Premium Protection Plus or Joint Premium Protection Plus death benefit	0.90%
(currently 0.45%)	(maximum charge)
5% GMDBR80 Plus	0.45%
GMDBR80 Plus	0.30%
(currently 0.25%)	(maximum charge)
GMDBR85 Plus	0.45%
5% GMDBR85 Plus	0.70%
ARDBR	0.60%
ARDBR (2009)	1.40%

____________

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*	In those states where permitted, charge is 0.25% for contracts applied for on or after May 15, 2009. For other contracts, charge is 0.10%. See your representative for more information.

If you choose the GEB, as described under “Death Benefit,” the annual charge is the following percentage of your Contract Value on the contract anniversary:

GEB at issue ages through 70	0.15%
GEB at issue ages 71 through 75	0.30%
GEB “Plus” at issue ages through 70	0.30%
GEB “Plus” at issue ages 71 through 75	0.60%

If you choose the GMIB, the GMIB Plus, the GMIB Plus with Five Year Reset, the GMIB Plus with Annual Reset or the GMIB Plus with Annual Reset (2009) riders the annual charge is the following percentage of your guaranteed income base as described under “Optional Guaranteed Minimum Income Benefit (“GMIB”)”:

GMIB	0.45%
GMIB Plus	0.55%
GMIB Plus with Five Year Reset	0.55%
GMIB Plus with Annual Reset	0.70%
GMIB Plus with Annual Reset (2009)	1.50%

If you choose the GPA, the annual charge is the following percentage of your eligible Contract Value plus later purchase payments as described under “Optional Guaranteed Principal Access (“GPA”) Rider:”

For the 7% guaranteed annual withdrawal	0.40%
For the 8% guaranteed annual withdrawal	0.50%

If you choose a GPP rider, the annual charge is the following percentage of your average guaranteed principal amount at the beginning and the end of the contract year as described under “Optional Guaranteed Principal Protection (“GPP”)”:

GPP (2012)	0.90%
(currently 0.45%)	(maximum charge)
GPP*	0.55%

____________

*	In those states where permitted, charge is 0.55% for riders applied for on or after May 15, 2009. For other riders, charge is 0.20%. See your representative for more information.

If you choose one of the GLWB riders, the annual charge is the following percentage of your GLWB base as described under “Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders:”

GLWB Plus*	2.00%
(currently 1.05%)	(maximum charge)
Joint GLWB Plus**	2.50%
(currently 1.35%)	(maximum charge)
GLWB (2012)	2.10%
(currently 1.05%)	(maximum charge)
Joint GLWB (2012)	2.70%
(currently 1.35%)	(maximum charge)
GLWB (2011)	2.00%
(currently 0.95%)	(maximum charge)
Joint GLWB (2011)	2.40%
(currently 1.20%)	(maximum charge)
GLWB	2.00%
(currently 0.95%)	(maximum charge)
Joint GLWB	2.00%
(currently 1.05%)	(maximum charge)

Form 8598	33

____________

*	Charge is 1.05% for riders applied for on or after May 1, 2013. For other riders, charge is 0.95%.
**	Charge is 1.35% for riders applied for on or after May 1, 2013. For other riders, charge is 1.25%.

Transfer Fee

We may charge a transfer fee of $10 for each transfer of values from one or more subaccounts to other subaccounts for transfers in excess of 12 in a contract year. Only one charge is assessed for transfers out of any one subaccount, even if the transfer is to multiple subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We are not currently charging this fee. This charge is to reimburse us for administrative processing expenses associated with a transfer. Other restrictions may apply to transfers. See “Transfers among Subaccounts” below.

Deduction for State Premium Tax

Depending on your state, a premium tax or some similar charge may be levied based on the amount of your annuity purchase payments. We will deduct from your Contract Value the amount of any applicable premium taxes or similar assessment charged by any state or other governmental entity. While the rates are subject to change, the range for the premium tax is currently between 0.0% and 5.0%. If a charge is assessed, we will deduct that amount from your Contract Value at the time the contract is surrendered, at the time you annuitize, or at such earlier time that we may become subject to the premium tax. We may also deduct the premium tax from any death benefit proceeds.

Fund Expenses

There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses. The value of the assets in VAA will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the contract and may vary from year to year. Deductions for fund expense continue after annuity payments begin for the amounts which are allocated to a Fund. See Appendix A for a list of the Funds available under the contract, including their annual expenses.

Description of Variable Annuity Contracts

Free Look

You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the Contract Value (minus any extra units credited) as of the date of cancellation. To revoke, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period. In some states, we are required to return the greater of purchase payments received during the free-look period or Contract Value as of the Valuation Period the request for free-look is received by our Home Office. For contracts issued in such states, we reserve the right to allocate all purchase payments received during the free-look period to the Fidelity® VIP Government Money Market Portfolio. On the next Valuation Period after the expiration of the free-look period, we will allocate your assets in the Fidelity® VIP Government Money Market Portfolio to your requested investment options. We are currently not allocating purchase payments to the Fidelity® VIP Government Money Market Portfolio during the free-look period, but reserve the right to do so with prior notice provided to contract owners. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Fixed Accumulation Account until the end of the free look period. If you are a California resident 60 years old or older and you do not elect to receive a return of your purchase payment, you will receive a refund of your Contract Value if you exercise your free look. For IRAs, you may get a refund of the greater of your purchase payments or the current Contract Value. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you.

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Accumulation Period

Purchase Payments

The minimum initial purchase payment is $5,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans; $100 for electronic payments). (If you purchased your contract in Oregon prior to May 1, 2016, you may not make additional purchase payments.)

The following purchase payment limitations apply in most states. In some states, the date the limitations start varies so check with your registered representative for details.

For all contracts applied for on or after May 1, 2010, we currently limit your total purchase payments to $3,000,000. For those contracts, we reserve the right to limit your total purchase payments to the lesser of the following:

(a)  for any one contract, the lesser of 150% of your initial purchase payment (for example, $7,500 if your initial purchase payment was $5,000) or $1,000,000; and

(b)  for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.

We will provide you prior written notice before we enforce the limits in (a) or (b) above.

For contracts applied for on or after January 12, 2010 through April 30, 2010, we limit your total purchase payments to the lesser of the following:

(a)  for any one contract, the lesser of 150% of your initial purchase payment (for example, $7,500 if your initial purchase payment was $5,000) or $1,000,000; and

(b)  for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.

If you applied for your contract before January 12, 2010, we limit your total purchase payments covering the life of the annuitant to $1,500,000.

If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored.

We reserve the right to require company approval prior to accepting purchase payments in excess of the above limits. We reserve the right to not allow any additional purchase payments or to limit additional purchase payments if you have purchased the Premium Protection rider, Joint Premium Protection rider, Premium Protection Plus rider, Joint Premium Protection Plus rider, any GLWB or GPP (2012). If you purchase one of these riders, we currently limit total purchase payments to $3,000,000. Please see the descriptions of the riders later in this prospectus.

Extra Credit

We credit (from our general account) an extra amount to your contract each time you make a purchase payment. The extra credit equals 4% of each purchase payment. We allocate your extra credits pro rata to the subaccounts of VAA and to the Fixed Accumulation Account in the same ratio as the purchase payments. We are able to pay this extra 4% credit because (a) the contract’s surrender charge is higher than that of other similar contract that do not provide an extra credit, and (b) the sales representative receives a lower commission for selling this contract than for other similar contracts that do not provide an extra credit. Ohio National Life will profit to the extent revenues, if any, from higher surrender charges (paid only by those who surrender or withdraw money from the contract within eight years after their purchase payment) might exceed the amount of extra credits.

Extra credits are not part of the amount you will be paid if you use the free look option. We may not credit extra amounts on purchase payments you make within one year of a free withdrawal to the extent those purchase payments are less than the amount you withdrew. Extra credits within one year of death are not included in amounts payable for death benefits. Extra credits within one year of a stepped-up death benefit are not included in the increased death benefit amount. Extra credits within one year of your confinement remain part of your Contract Value, but they will not be included in amounts we pay under the Nursing Facility Confinement benefit. While extra credits are normally beneficial, you could be slightly worse off for having received an extra credit if the full amount of the credit is recaptured when there is negative investment performance:

• during the period prior to exercise of free look rescission rights; or

• during the period (of no more than one year) between an extra credit and recapture of that credit upon payment of nursing facility confinement or death benefits if, and to the extent that, the loss on such a recapture exceeded prior extra credits and gains thereon

Form 8598	35

Extra Credits that we recover if you

• exercise your free look option,

• are paid a death benefit (including stepped-up death benefits), or

• are paid a Nursing Facility Confinement benefit

will not exceed the maximum sales load that would apply to a normal surrender on that date.

We do not consider extra credits to be purchase payments or to be “investment in the contract” as described in Federal Tax Status.

Accumulation Units

Until the annuity payout date, the Contract Value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies with the investment results of each Fund to which payments are allocated.

Crediting Accumulation Units

Your registered representative will send an order or application, together with the first purchase payment, to our home office for acceptance. We may enter into arrangements with certain broker-dealers whereby submission of the completed application and first purchase payment to the broker-dealer will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we first must ensure that the broker-dealer has adequate compliance controls in place to prevent applications received after the cut-off time (usually 4:00 p.m. Eastern time) from being submitted to us for issuance as if received before the cut-off time.

Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything necessary to make the application in good order within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.

Unless otherwise prohibited by law, no contract is effective until the purchase payment is received and the contract is issued during the lifetime of the annuitant. If the annuitant dies before the contract is issued and we are not notified at our home office of the annuitant’s death, our sole obligation is to return the Contract Value to you or your estate upon notice and proof of the death of the annuitant.

You must send any additional purchase payments directly to our home office. They will then be applied to your contract according to your allocation instructions to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office. Except as detailed in the paragraph above, payments received after 4 p.m. (Eastern time) at our home office on a valuation period (earlier when the New York Stock Exchange closes early) will be priced at the next calculated unit value. If you have not provided allocation instructions, we will treat that purchase payment as not in good order until such time as we receive valid instructions.

Allocation of Purchase Payments

You may allocate your Contract Values among up to 18 investment options including the variable subaccounts of VAA and to the Fixed Accumulation Account. We reserve the right to limit your allocation of purchase payments to no more than 10 of the available investment options. We will provide you prior written notice before we will limit you to no more than 10 investment options. The amount you allocate to any Fund or to the Fixed Accumulation Account must equal a whole percent. You may change your allocation of future purchase payments at any time by sending written notice to our home office. Changes in allocation of purchase payments are not deemed effective until received by us at our home office. You may be subject to restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” for more information.

Accumulation Unit Value and Accumulation Value

We set the original accumulation unit value of each subaccount of VAA for these contracts at the beginning of the first valuation period for each such subaccount. We determine the unit value for any later valuation period by multiplying the

Form 8598	36

unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract’s value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or in a Dollar Cost Averaging Account.

Net Investment Factor

The net investment factor measures the investment results of each subaccount. The investment performance and expenses of each Fund, and the deduction of contract charges, affect daily changes in the subaccounts’ accumulation unit values. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a) is:

(1) the net asset value of the corresponding Fund share at the end of a valuation period, plus

(2) the per share amount of any dividends or other distributions declared for that Fund if the “ex-dividend” date occurs during the valuation period, plus or minus

(3) a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (No federal income taxes apply under present law.)

(b) is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and

(c) is the deduction for administrative and sales expenses and risk undertakings.

Surrender and Withdrawal

Before annuity payments begin you may surrender (totally withdraw the value of) your contract, or withdraw part of the Contract Value (at least $300). If you take withdrawals via electronic funds transfer, you may withdraw less than $300. You must make all surrender or withdrawal requests by providing Notice to us. The surrender charge may then apply. That charge is taken from the total amount withdrawn.

Unless you specify otherwise, the withdrawal will be made pro-rata from your values in each Fund. The amount you may withdraw is the Contract Value less any surrender charge and any premium tax charge that may apply. In the case of a surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment of Fixed Accumulation Account values as described below. Surrenders and withdrawals are limited or not permitted in connection with certain retirement plans. For possible tax consequences of a surrender or withdrawal, see “Federal Tax Status” below.

If you request a surrender or withdrawal which includes Contract Values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared.

Your right to withdraw may be suspended or the date of payment postponed:

(1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Commission has restricted trading on the Exchange;

(2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund’s net assets; or

(3) such other periods as the Commission may order to protect security holders.

If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Certain riders permit you to take withdrawals in an amount less than $500 and for amounts that will reduce your contract below the contract minimum. Please see the "Optional Guaranteed Principal Access ('GPA')," "Optional Guaranteed Minimum Income Benefit ('GMIB') Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" sections later in this prospectus for more information.

Transfers among Subaccounts

You may transfer Contract Values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract’s interest in a Fund, if less). Not more than 20% of a contract’s Fixed Accumulation Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.

Form 8598	37

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day’s total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone, facsimile and other electronic requests in the order received. This policy will be applied uniformly without exception. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not honored. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not honored because of these limitations.

Certain third parties may offer you investment management services for your contract. We will honor transfer requests from these third parties only if you give us a written authorization to do so. Fees you pay for such other services are in addition to any contract charges.

We discourage excessive trading and market timing through your contract. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The contract and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the contract owner is determined to have traded excessively, we will notify the contract owner in writing that his or her contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, we will suspend some, or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge, if any.

We may, in our sole discretion take any contract off of the list of monitored contracts, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a contract on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits. You may be deemed to have traded excessively even if you have not exceeded the number of free transfers permitted by your contract.

Some of the factors we may consider when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in your transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring Contract Values if we, or the portfolios, believe that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such contract owners or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational

Form 8598	38

systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harm associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of contract owners and the amounts and dates of any purchase, redemption, transfer or exchange requests by contract owners. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a contract owner upon instruction from the Funds.

Effective Time for Purchase, Transfer or Redemption Orders

Orders to purchase, redeem or transfer units received after the close of the New York Stock Exchange, typically 4:00 p.m. (Eastern time) on a valuation period (earlier on those days when the New York Stock Exchange closes early) will not become effective until the next business day.

However, we may enter into arrangements with certain broker-dealers whereby orders to purchase accumulation units (either through an initial purchase or subsequent purchase payments to an existing contract) will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we will first ensure that the broker-dealer has adequate compliance controls in place to prevent orders to purchase units received after the cut-off time (usually 4:00 p.m. Eastern time) from being credited as if received before the cut-off time.

Electronic Access

If you give us authorization, your contract and unit values and interest rates can be checked by telephoning us at 888.925.6446, or by accessing our web site at ohionational.com. You may also request transfers or make allocation changes on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your agent’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.

We reserve the right to limit or restrict electronic access in any form at any time as to any contract owner.

Scheduled Transfers (Dollar Cost Averaging)

We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the Fixed Accumulation Account or the Funds to any of the other subaccounts. There is no charge for participating in a DCA program. Each transfer under the DCA program must be at least $300. For a DCA program from a Fund, at least 12 transfers must be scheduled. For a DCA program from the Fixed Accumulation Account, at least three transfers must be scheduled. The DCA program is only available to contracts having a total accumulation value of at least $3,600. No transfer fees will be incurred for DCA transfers and they do not count against the 12 free transfers allowed each contract year. Unless you have a rider with investment restrictions, a DCA program may be made with transfers from Funds or the Fidelity® VIP Government Money Market Portfolio to any other Funds at any time during the contract.

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A DCA program with transfers from the Fixed Accumulation Account to any other Funds may be made if the DCA program is established at the time the contract is issued, and the DCA program is scheduled to begin within 6 months of the time you make purchase payments from which DCA transfers will be made. A DCA program from the Fixed Accumulation Account may not exceed 2 years.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. DCA transfers from the Fixed Accumulation Account or from a Fund with a stabilized net asset value, such as the Fidelity® VIP Government Money Market Portfolio, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment.

The DCA program may be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfers. We reserve the right to not offer the DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the DCA program to existing contracts that are not currently enrolled in a DCA program.

Enhanced DCA Account.  We currently offer the Enhanced DCA program for initial purchase payments (or additional purchase payments of $3,600 or greater) which are allocated to the Enhanced DCA account that provides a fixed interest rate that is higher than the rate being credited to the Fidelity® VIP Government Money Market Portfolio. The Enhanced DCA account is a subset of our general account. The Enhanced DCA program is the same as the DCA program except as described in this section. The Enhanced DCA program requires the purchase payment be fully transferred from the account within specified periods of time. Each DCA transfer must be at least $300. An Enhanced DCA program can be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfer. Terminating this program will result in all remaining funds transferred to the subaccounts of your choice or to the Fixed Accumulation Account. We reserve the right to not offer the Enhanced DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the Enhanced DCA program for additional purchase payments.

Portfolio Rebalancing

You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of Contract Value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

There is no charge for participating in portfolio rebalancing, and the transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the 12 free transfers you are allowed each contract year. You may not have portfolio rebalancing for any Funds that are part of a DCA program.

Nursing Facility Confinement

We will not assess a surrender charge if you are confined (generally, for contracts applied for prior to October, 2006, if the annuitant is confined) to a state licensed or legally operated hospital or in-patient nursing home facility for at least 30 consecutive days. Extra units credited within one year before your confinement are not included in amounts we will pay under this benefit. This waiver of the surrender charge is not available in New Jersey and Massachusetts, and terms may vary based on application or issue date. Contact us or your registered representative for more information. It only applies when:

• the confinement begins after the first contract anniversary and before annuity payments begin;

• the contract was issued before your 80th birthday (generally, for contracts applied for prior to October 2006, the annuitant's 80th birthday); and

• we receive the request for withdrawal, together with proof of the confinement, at our home office while you are confined or within 90 days after discharge from the facility, unless otherwise agreed to by us.

Ohio National Life Employee Discount

We and our affiliated companies may offer a benefit in the form of additional premium on the purchase of contracts by any of our employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This

Form 8598	40

premium counts as additional income under the contract. The amount of the benefit equals 2.5% of all purchase payments made in the first contract year and 3.9% of purchase payments made in the second through sixth contract years. We allocate amounts in accordance with your current allocations in these amounts at the time the eligible person makes each payment. If an employee exercises his or her free look right, the full amount of the benefit will be deducted when we pay the free look proceeds.

Death Benefit

Basic Death Benefit

What does the beneficiary receive upon death of the annuitant before the annuity payout date?

If the annuitant dies before the annuity payout date, your contract provides for the beneficiary to receive Proceeds from the contract. The Proceeds equal (i) the Contract Value and (ii) any Death Benefit Adjustment, on the calculation date as described below. After the annuity payout date, unless a rider provides otherwise, your contract will no longer qualify for any Death Benefit Adjustment upon the death of the Annuitant.

What is the amount of the Death Benefit Adjustment?

The Death Benefit Adjustment is equal to the difference, if any, between the highest guaranteed death benefit amount and the Contract Value as of the calculation date as described below. The Death Benefit is used solely to calculate the Death Benefit Adjustment and is not an amount paid to the beneficiary.

The Death Benefit is the greatest of: (i) the total Contract Value (ii) net purchase payments less pro-rata withdrawals; or (iii) the stepped-up Death Benefit amount (as described in the paragraph below) if the contract has been in effect for at least 8 years, unless one of the riders added to your contract provides for a higher death benefit.

For the 8-year period beginning on the eighth contract anniversary, the stepped-up Death Benefit will be the greater of (i) the Contract Value as of the eighth anniversary or (ii) net purchase payments less pro-rata withdrawals made on or before the eighth anniversary. For example, if (i) your initial purchase payment was $100,000; (ii) you make no additional purchase payments or take any withdrawals, and (iii) on your eighth contract anniversary, your Contract Value was $115,000, your Death Benefit will be set equal to $115,000.

At the beginning of each later 8-year period, the stepped up Death Benefit will be the greater of (i) the Contract Value on that date or (ii) the death benefit as of the last day of the preceding 8-year period adjusted for any payments or withdrawals. The stepped-up Death Benefit amount is increased by purchase payments and decreased pro-rata by withdrawals made during each 8-year period after the eighth anniversary. Generally, for contracts applied for on or after May 1, 2016, your Death Benefit is not eligible for a step-up under this provision once the annuitant is 85 years old. Therefore, if you purchase this contract when the annuitant is 77 years old or older, your Death Benefit will not be eligible for any step-up under this provision. For contracts applied for before May 1, 2016, your Death Benefit is not eligible for a step-up under this provision once the annuitant is 90 years old. Variations apply based on state of issue and application or issue date. Contact us or your registered representative for more information.

For purposes of the paragraphs above, “net purchase payments” means your total purchase payments less an amount for any applicable premium tax or similar state or local tax. “Pro rata withdrawals” mean an adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the total Contract Value which resulted from the withdrawal.

If the Contract Value is equal to or greater than the Death Benefit on the calculation date as described below, then there is no Death Benefit Adjustment that will be added to the Proceeds. If the Contract Value is less than the Death Benefit on the calculation date as described below, then there is a Death Benefit Adjustment that will be added to the Proceeds. See the examples below.

When are Contract Value and Death Benefit Adjustment calculated for purposes of this section?

The Contract Value is calculated as of the date that we receive proof of the annuitant’s death and satisfactory instruction from the beneficiary for the disposition of the contract.

Generally, for contracts applied for on or after May 15, 2008 and for contracts applied for between January 1, 2001 and May 15, 2008 where the contract owner accepted a one-time offer from us to amend the contract, the Death Benefit Adjustment is calculated as of the earlier of: (i) the date we are in receipt of proof of the annuitant’s death; or (ii) 90 days from the date of the annuitant’s death. For all contracts applied for before January 1, 2001 and for contracts applied for between January 1, 2001 and May 15, 2008, where the contract owner did not accept our offer to amend the contract, the Death Benefit Adjustment is calculated as of the date of death. (The specific date this provision applies may vary by state. Please see your

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representative for more information.) For purposes of this section, “applied for” means the date when the application for the annuity is signed or the electronic order is submitted to us.

Examples of Death Benefit Adjustment calculation:

If the Contract Value on date of the Death Benefit Adjustment calculation is $100,000 and the Death Benefit is $85,000, then there is no Death Benefit Adjustment.

If the Contract Value on date of the Death Benefit Adjustment calculation is $85,000 and the Death Benefit is $100,000, then the Death Benefit Adjustment is $15,000 ($100,000 Death Benefit minus $85,000 Contract Value). $15,000 is added to the Fidelity® VIP Government Money Market Portfolio until satisfactory instructions are received from the beneficiary as to settlement of the contract or the beneficiary gives us different investment instructions. If the Contract Value is $60,000 when we receive satisfactory instructions to settle the contract, then the beneficiary will receive $75,000 ($15,000 + $60,000). If the Contract Value is $120,000 when we receive satisfactory instructions, then the beneficiary will receive $135,000 ($15,000 + $120,000).

Where are the Proceeds invested before being paid out to a beneficiary?

From the date of the annuitant’s death until the Proceeds are paid to the beneficiary, unless the beneficiary elects to change the subaccount allocations, the Contract Value will remain invested in the subaccounts selected by the owner. If we have not yet received the required documents necessary to pay the Proceeds to the beneficiary, the amount equal to the Death Benefit Adjustment is added to the contract in the Fidelity® VIP Government Money Market Portfolio.

What are the consequences of any change in the Contract Value before the Death Benefit Adjustment is calculated?

The beneficiary may decide to reallocate the Contract Value to different subaccounts in an effort to minimize the risk of market fluctuation. If the beneficiary elects to change the subaccount allocations before the date that the Death Benefit Adjustment is calculated, then any resulting change in Contract Value will have an impact on the Death Benefit Adjustment amount when it is calculated. If the Death Benefit Adjustment is calculated as of the date of death, the beneficiary cannot change subaccount allocations before the Death Benefit Adjustment is calculated since the beneficiary does not have the right to change subaccount allocations before the annuitant’s death.

What are the consequences of any change in the Contract Value after the Death Benefit Adjustment is calculated?

Any change in the Contract Value, including, but not limited to market fluctuation, after the effective date of the Death Benefit Adjustment, and before we distribute the contract Proceeds, will affect the amount to be paid to the beneficiary. If the Contract Value increases or decreases, the amount of the Proceeds will be correspondingly increased or decreased. As such, the actual amount paid upon disposition of the contract may be more or less than the highest Death Benefit provided under your contract or optional riders.

How will the Proceeds be paid to the beneficiary?

The Proceeds will be paid to the beneficiary in a single sum unless you or the beneficiary(ies) elect settlement under one or more settlement options. If there are multiple beneficiaries and the owner has not selected a settlement option, all the beneficiaries must agree on a settlement option or the payout value will be paid in lump sums to all of them proportionally. We must receive all required documentation or forms (for example, the claim form and certified death certificate) from all beneficiaries before the Proceeds will be distributed. (Please contact us at 888.925.6446 for more information about the documentation and forms we require.) If we are unable to locate one of the beneficiaries, we will provide written notice to his or her last known address. If he or she does not respond to us within 30 days, his or her portion of the Proceeds will revert to the state as unclaimed property. We do not assess a surrender charge on any Proceeds paid to a beneficiary. A spouse who elects to continue the contract will not be assessed a surrender charge on the Proceeds, but will be assessed a surrender charge in accordance with the “Surrender Charge” provision of this prospectus on any additional purchase payments that the spouse makes to the contract.

Unless otherwise designated by the contract owner before the date of annuitant’s death, the beneficiary may elect one of the following settlement options:

(1) Five Year Continuance — Beneficiary may elect to receive the Proceeds over a period of five years or less from the date of the annuitant’s death. All Proceeds must be liquidated within the five year period that begins on the date of the annuitant’s death.

(2) Beneficiary Stretch — Beneficiary may elect to receive the Proceeds in the form of required minimum distributions each year. This option must be elected within twelve months from the date of the annuitant’s death. The amounts of the annual minimum distributions, and the length of time they are received, must comply with applicable federal tax regulations and withdrawals of lesser or greater amounts may subject you to adverse tax consequences. Please consult your tax advisor for advice on how the Beneficiary Stretch option would affect you.

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(3) Immediate Annuitization — Beneficiary may elect to annuitize the annuity but must do so within twelve months from the date of the annuitant’s death.

(4) Lump Sum Distribution — Beneficiary may elect a lump sum distribution.

If the sole, primary beneficiary is the surviving spouse of the owner and annuitant and there is either no surviving owner or the surviving spouse is also the sole surviving owner, the spouse may continue the contract as the owner and annuitant, or choose one of the settlement options listed above.

Not all of the settlement options may be available if the beneficiary is not a natural person.

Other considerations:

We may require any designated beneficiary have an insurable interest in the life of the annuitant. We will notify you when we issue the contract or when you request a beneficiary change if we are unable to accept your designated beneficiary.

Any guarantees under the contract or death benefit riders that exceed the value of your interest in the separate account VAA are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

Optional Death Benefit Riders

Annual Stepped-Up Death Benefit.

In those states where permitted, we offer an optional annual stepped-up death benefit at the time the contract is issued. With that option, the Death Benefit on the first contract anniversary will be the greater of (a) the Contract Value then or (b) net purchase payments less pro-rata withdrawals made on or before that date. For example, if (i) your initial purchase payment was $100,000; (ii) you make no additional purchase payments or take any withdrawals, and (iii) on your first contract anniversary, your Contract Value was $105,000, your Death Benefit will be set equal to $105,000. On each contract anniversary after that (until the annuitant attains age 86), the death benefit will be reset to the greater of (a) the Contract Value on that anniversary date or (b) the death benefit as of the last preceding anniversary adjusted for any purchase payments or withdrawals. The stepped-up death benefit amount is increased by purchase payments and decreased by pro-rata withdrawals made during the period between contract anniversaries. In those states where permitted, for contracts applied for on or after May 15, 2009, there is an annual rider charge of 0.25% of the optional death benefit amount. The charge for other contracts is 0.10%. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. You cannot purchase the annual stepped-up death benefit once the annuitant is 76 years old.

Premium Protection Riders.

In those states where permitted, we offer the Premium Protection death benefit rider (“Premium Protection rider”) at the time the contract is issued. In the future, we may, at our sole option, offer this rider after the contract is issued, in which case it may be added on a contract anniversary. This rider is available only when purchased in conjunction with the GLWB (2012), GLWB (2011) or GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other optional living benefit or death benefit rider except the GLWB (2012), GLWB (2011), GLWB Plus, the deferral credit rider or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 76 years old.

Death Benefit.

With the Premium Protection rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased for additional purchase payments and decreased dollar for dollar for withdrawals up to your maximum annual withdrawal under your respective GLWB rider, whereas the basic Death Benefit provided for under the contract is reduced on a pro rata basis for withdrawals.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.

Please note that withdrawals you take under the GLWB (2012), GLWB (2011) or GLWB Plus (including maximum annual withdrawals) reduce the GMDB amount under this rider. Therefore, you should carefully consider whether this rider is appropriate for you.

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Excess Withdrawals.

When computing the Premium Protection rider Death Benefit, the GMDB amount also is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal for the Premium Protection rider as well as for the GLWB riders.

An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GMDB amount decreases to $95,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under the GLWB rider, which is $1,000. Your GMDB amount will be reduced to $93,882, i.e. $95,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,118 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, which is $5,000, your GMDB amount is $95,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $94,000 ($95,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $826 ($1,000/$115,000 x $95,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of the withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.

Rider Charge.

There is an annual charge for the Premium Protection rider for annuitant issue ages through age 70 of 0.10% of your GMDB amount. For annuitant issue ages 71 through 75, there is an annual charge for this rider of 0.25%. We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the Premium Protection rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.

Termination.

If you choose the Premium Protection rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:

• your contract terminates according to its terms (unless otherwise provided in this rider);

• your GMDB amount is reduced to zero;

• your Contract Value goes to zero because of an excess withdrawal;

• your GLWB rider terminates;

• you annuitize your contract;

• the annuitant dies, except in the case of spousal continuation;

• you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or

• you exercise the 8-year guaranteed principal protection rider.

Since you may have the Premium Protection rider only if you have the GLWB (2012), GLWB (2011) or GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection rider as well. If you have

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purchased the Premium Protection rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection rider will be terminated.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, the entire withdrawal will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.

Premium Protection (Joint Life).

In those states where permitted, we also offer a joint life version of the Premium Protection rider (“Joint Premium Protection”). The Joint Premium Protection rider is the same as the Premium Protection rider except as described below.

The Joint Premium Protection rider is available only when purchased in conjunction with either the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other optional living benefit or death benefit rider except the Joint GLWB (2012), Joint GLWB (2011), .

Allowable annual withdrawals begin under the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal under the terms of the rider. Maximum annual withdrawals under the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw annually under the Joint Premium Protection rider will depend on the age of the youngest Participating Spouse and reduce the GMDB amount on a dollar for dollar basis. (Please see the description of the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus later in this prospectus for more details on the youngest Participating Spouse.)

Premium Protection Plus Riders.

In those states where permitted, in the past we offered the Premium Protection Plus death benefit rider (“Premium Protection Plus rider”) at the time the contract was issued. The Premium Protection Plus rider differs from the Premium Protection rider in that a withdrawal that is not an excess withdrawal does not decrease the GMDB amount up to the contract anniversary after the annuitant turns 85, after which time the GMDB amount is decreased for such withdrawals on a dollar for dollar basis, and the GMDB amount may step-up to your Contract Value on the seventh rider anniversary. In the future, we may, at our sole option, offer this rider to existing contracts, in which case it may be added on a contract anniversary. This rider is available only when purchased in conjunction with the GLWB (2012), GLWB (2011) or GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other living benefit or death benefit rider except the GLWB (2012), GLWB (2011), GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 71 years old.

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Death Benefit.

With the Premium Protection Plus rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased for additional purchase payments. You may take withdrawals up to your annual maximum annual withdrawal under your respective GLWB rider until the contract anniversary after the annuitant turns 85 without reducing the GMDB amount. Following the contract anniversary after the annuitant turns 85, withdrawals up to your maximum annual withdrawal under your GLWB rider reduce the GMDB amount dollar for dollar.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.

The Premium Protection Plus rider provides for a one-time step-up of the GMDB amount on the seventh rider anniversary. If, on the seventh rider anniversary, your Contract Value is greater than the GMDB amount, we will set your GMDB amount equal to your Contract Value.

Excess Withdrawals.

When computing the Premium Protection Plus rider Death Benefit, the GMDB amount is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal.

An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume the annuitant is 65 and your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Because the annuitant is less than 85 years old, your GMDB amount is not reduced for that portion of the withdrawal that is equal to your maximum annual withdrawal, $5,000. Your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under your GLWB rider, which is $1,000. Your GMDB amount will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GMDB amount remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection Plus rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of your withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.

Rider Charge.

There is an annual charge for the Premium Protection Plus rider of 0.45% of your GMDB amount. We may increase the charge for this rider on the seventh rider anniversary if your GMDB amount is set equal to your Contract Value. The new charge will be no higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 0.90%. If we notify you of a charge increase effective upon the step-up on the seventh rider anniversary, you may decline to accept an increase in the charge for the rider by declining the step-up within 30 days in a form acceptable to us.

We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the Premium Protection Plus rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right

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to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.

Termination.

If you choose the Premium Protection Plus rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:

• your contract terminates according to its terms (unless otherwise provided in this rider);

• your GMDB amount is reduced to zero;

• your Contract Value goes to zero because of an excess withdrawal;

• you enter the Lifetime Annuity Period under your GLWB rider because your Contract Value is reduced to zero (other than by an excess withdrawal);

• your GLWB rider terminates;

• you annuitize your contract;

• the annuitant dies, except in the case of spousal continuation;

• you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or

• you exercise the 8-year guaranteed principal protection rider.

Since you may have the Premium Protection Plus rider only if you have the GLWB (2012), GLWB (2011) or GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection Plus rider as well. If you have purchased the Premium Protection Plus rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection Plus rider will be terminated.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take until the contract anniversary after the annuitant is 85 years old will not reduce the GMDB amount. Any RMD you take following the contract anniversary after the annuitant is 85 will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.

Premium Protection Plus (Joint Life).

In those states where permitted, in the past we also offered a joint life version of the Premium Protection Plus rider (“Joint Premium Protection Plus”). The Joint Premium Protection Plus rider is the same as the Premium Protection Plus rider except as described below.

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The Joint Premium Protection Plus rider is available only when purchased in conjunction with the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other rider except the Joint GLWB (2012), Joint GLWB (2011), Joint GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider.

Allowable annual withdrawals begin under the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal. Maximum annual withdrawals under the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw under the Joint Premium Protection Plus rider will depend on the age of the youngest Participating Spouse. You are not eligible for RMD treatment with the Joint Premium Protection Plus rider until the youngest Participating Spouse is 59½ years old. (Please see the description of the Joint GLWB (2012), Joint GLWB (2011) or Joint GLWB Plus later in this prospectus for more details on the Participating Spouse.)

Gain Enhancement Benefit.

In those states where permitted, we offer Gain Enhancement Benefit (“GEB”) riders at the time the contract is issued. You cannot purchase these riders once the annuitant is 76 years old. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant’s death:

• 25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals; or

• 40% of the lesser of (a) two and a half times net purchase payments less pro rata withdrawals, or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals. This is the GEB “Plus.”

For the regular GEB option, there is an additional annual charge of 0.15% of the Contract Value (or 0.30% if the annuitant is age 71 to 75 when your contract is issued). If you choose the GEB “Plus,” the charge is 0.30% of the Contract Value (or 0.60% for issue ages 71 to 75). On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options. If you choose GEB, you cannot later discontinue it. That means even if the GEB will be of no further benefit to you, you will continue to be charged for it.

Death Benefit Examples.

Please see Appendix B for examples of how the various death benefits work.

Prior Death Benefit Riders.

Please see Appendix C for descriptions of certain death benefit riders previously sold.

Annuity Period

Annuity Payout Date

Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it at any time by providing Notice to us prior to the earlier of (i) the annuitant’s death or (ii) the annuity payout date. The contract restricts the annuity payout date to not later than the first of the month following the annuitant’s 90th birthday. This restriction may be modified by applicable state law, or we may agree to waive it or to allow the annuitant to defer receiving annuity payments. If you choose to defer receiving annuity payments, unless a rider provides otherwise, your contract will no longer qualify for any guaranteed living benefit or the Death Benefit Adjustment upon the death of the Annuitant.

The contracts include our guarantee that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract’s annuity rates, no matter how long you live.

Once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, the beneficiary may surrender the contract for the commuted value of any remaining period-certain payments.

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Annuity Options

You may elect one or more of the following annuity options. You may change the election any time before the annuity payout date. The variable part of the Contract Value will be used to provide a variable annuity and the fixed portion of the contract will be used to provide a fixed annuity, unless you elect otherwise.

Option 1(a):

Life Annuity with installment payments for the lifetime of the annuitant. (The contract has no more value after the annuitant’s death). Under this annuity option, it is possible to receive only one annuity payment.

Option 1(b):	Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.

Option 1(c):	Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.

Option 1(d):

Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.

Option 2(a):

Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. (The contract has no more value after the second annuitant’s death.) Under this annuity option, it is possible to receive only one annuity payment.

Option 2(b):	Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.

We may agree to other settlement options.

Unless you direct otherwise, we will apply the Contract Value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the Contract Values immediately before the annuity payout date.

If no election is in effect on the annuity payout date, we will apply Contract Value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.

Determination of Amount of the First Variable Annuity Payment

To determine the first variable annuity payment we apply the Contract Value for each Fund in accordance with the contract’s settlement option tables. We divide the account value by $1,000 and then multiply the result by the applicable factor in the contract’s settlement option tables. The rates in those tables depend upon the annuitant’s (and any contingent annuitant’s) age and sex and the option selected. The annuitant’s sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount that would be applied under an option is less than $5,000, we will pay the Contract Value to the annuitant in a single sum. If the first periodic payment under any option would be less than $25, we may change the frequency of payments so that the first payment is at least $25.

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Annuity Units and Variable Payments

After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value of that Fund’s annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.

We set the annuity unit value for each Fund for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize an 3% assumed interest rate. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.

The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.

Transfers During Annuity Payout

After annuity payments have been made for at least 12 months, the annuitant can change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. You may change the underlying Funds by providing Notice to us in writing at our home Office. Upon receipt of your request, we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. To do this, we convert the number of annuity units being changed to the number of annuity units of the Funds to which you are changing. If an annuity payment is already in process at the time we receive your request to change the Fund allocations, the change will not be reflected in your next annuity payment. It will be reflected in the payment received thereafter.

Optional Living Benefit Riders

Please see Appendix C for descriptions of certain living benefit riders previously sold.

Optional Guaranteed Principal Protection (“GPP”)

In those states where permitted, we may offer the GPP rider when you apply for the contract. We may, at our sole option, also offer the GPP rider to existing contracts, in which case it may be added on a contract anniversary, if the annuitant is then under age 80. GPP is not available when your contract includes the optional GPA or any GLWB.

If you continue the GPP rider until the end of its 10-year term, and do not make any withdrawals, we guarantee that your eligible Contract Value will not be less than it was at the beginning of the 10-year term. On the last day of the 10-year term, we will add an amount to your total Contract Value to increase it to the “guaranteed principal amount” if the eligible Contract Value at the end of the 10-year term is less than the guaranteed principal amount. The guaranteed principal amount is the Contract Value:

(a) as of the first day of the rider’s term or

(b) the amount in (a) plus the total of any purchase payments made in the first 6 months if the rider was included in the contract when you purchased the contract,

(c) reduced pro rata for any withdrawals you made.

Contract Value attributable to purchase payments made after the rider is added (or after the first 6 months if the rider is included when the contract was issued) are not included in the guaranteed principal amount and do not count as part of your eligible Contract Value at the end of the term for purposes of determining the benefit amount.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GPP, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

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In those states where permitted, for riders applied for on or after May 15, 2009, the charge for the GPP rider is made on each contract anniversary at the rate of 0.55% of the average of your guaranteed principal amount at the beginning and the end of each contract year. (The charge for other riders is 0.20%.) This charge will discontinue if the GPP rider is terminated. However, if the GPP is terminated because you stop using a model, a full annual rider charge will be assessed without being prorated to the date of termination.

At the end of the 10-year term, you may reset the rider for another 10-year term if the annuitant is then under age 80. The guaranteed principal amount under the new GPP 10-year term will be your total Contract Value as of the end of the 10-year term then ended, including any amount we then add pursuant to the earlier GPP 10-year term, subject to adjustment for any withdrawals. You may also reset the GPP rider’s guaranteed principal amount at the current Contract Value on any contract anniversary after the rider has been in effect for at least 5 years (if the annuitant is then under age 80). This starts a new 10-year rider term. If the annuitant dies during the 10-year term, and his or her spouse continues the contract, the GPP rider may also be continued.

In those states where permitted, we offer the GPP (2012) rider. GPP (2012) is identical to the GPP except for the investment restrictions and the charge. Once the GPP (2012) is available, you may not purchase the GPP. Neither the GPP (2012) nor the GPP is available when your contract includes the GPA or any GLWB rider.

Effective March 3, 2017, in order to have the GPP (2012) rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. If you purchased the GPP (2012) rider prior to March 3, 2017, these revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders,” we will terminate your GPP (2012) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

If you choose the GPP (2012) rider, there is an annual charge of 0.65% of the average of your guaranteed principal amount at the beginning and the end of each contract year (0.45% for riders applied for before November 16, 2015). On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We may increase the charge for the GPP (2012) on any contract anniversary that you reset the rider. That means if you never reset your GPP (2012), we will not increase your charge. The new charge will be no higher than the then current charge for new issues of this rider or if we are not issuing this rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 1.30% of the average of your guaranteed principal amount at the beginning and the end of each contract year (0.90% for riders applied for before November 16, 2015).

See Appendix C for an example of how the GPP and GPP (2012) works.

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders

This section describes the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) riders that we offer. Not all of the riders may be available in all states. You may only have one of the GLWB riders on your contract.

Subject to the conditions described below, the GLWB riders provide a guaranteed level of withdrawals from your contract in each contract year for the lifetime of the annuitant beginning when the annuitant is age 59½. The GLWB riders may help protect you from the risk that you may outlive your income.

GLWB (2012) and GLWB Plus

In those states where permitted, we offer the GLWB Plus rider when you apply for the contract. The GLWB (2012) rider is not available for purchase on or after May 1, 2012. In the future we may, at our sole option, offer the GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not have the GLWB (2012) rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, Premium Protection Plus death benefit or one of the deferral credit riders. You may not purchase the GLWB Plus rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, Premium Protection Plus death benefit, one of the deferral credit riders or the 8-year guaranteed principal protection rider. You may not purchase the GLWB Plus rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as guarantees associated with the GLWB (2012) or GLWB Plus riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership,

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payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

With the GLWB (2012) and GLWB Plus riders, you may take annual withdrawals up to a maximum amount regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal under the rider and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GLWB base is equal to your Contract Value when the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased for “excess withdrawals” as described below. (If you make an additional purchase payment on the day the rider is added, the GLWB base will be increased by the additional purchase payment.) Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value, the Death Benefit under your contract, the optional annual stepped-up death benefit or Premium Protection death benefit rider and the guaranteed principal amount under the 8-year guaranteed principal protection rider. We reserve the right to limit or not allow additional purchase payments to contracts with the GLWB (2012) or GLWB Plus.

On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the previous contract anniversary plus subsequent net purchase payments (excluding any extra credits, if applicable), adjusted for any excess withdrawals, (b) the then-current Contract Value, after deducting any applicable charges for the contract or any rider you have, (also called the “step-up base”) or (c) the “annual credit base” described below. If we notify you that the charge for the GLWB (2012) or GLWB Plus will be increased upon a reset to the step-up base, you have a right to opt out of the reset to the step-up base within 30 days after your contract anniversary. See the Charge section below for more information.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB (2012) or GLWB Plus rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB (2012) and GLWB Plus, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides a credit to your GLWB base of 6% simple interest (for GLWB Plus riders applied for on or after March 25, 2013) of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 6% simple interest is referred to as an annual credit.) You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for any annual credit for the year in which you took the withdrawal.

The annual credit base on a rider anniversary is equal to:

(a) the GLWB base as of the prior contract anniversary, plus

(b) net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus

(c) 6% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 6% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional net purchase payments (excluding any extra credits, if applicable) made since the beginning of the annual credit period. If the GLWB base is adjusted due to an excess withdrawal and is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

For GLWB Plus riders applied for between December 3, 2012 and March 25, 2013, the annual credit is 7%. For GLWB Plus riders applied for before December 3, 2012 and for GLWB (2012) riders, the annual credit is 8%.

We reserve the right to change the annual credit rate for the GLWB Plus on new contracts issued in the future.

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Deferral Credit Rider.

In the past, we issued a deferral credit rider, at no charge, with the GLWB (2012) or GLWB Plus at the time the riders were issued. For contracts applied for before May 1, 2012, if you purchased the GLWB Plus, we issued a deferral credit rider without age requirements. With this rider, if you take no withdrawals in the first ten contract years the GLWB Plus rider is in effect, we guarantee that your GLWB base on your tenth rider anniversary will be at least:

(a) 200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments (excluding any extra credits, if applicable) made in the first contract year the rider is in effect, plus

(b) any net purchase payments (excluding any extra credits, if applicable) made in the second through tenth years; plus

(c) any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments (excluding any extra credits, if applicable) made in the second through the tenth year.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $482,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three + $32,000 (8% annual credits earned on the $50,000 additional purchase payment for years three through ten).

There is no additional annual charge for the deferral credit rider without age requirements.

If you applied for your contract between May 1, 2012 and December 3, 2012 and purchased the GLWB Plus or if you purchased the GLWB (2012), we issued a deferral credit rider with age requirements. With this deferral credit rider, if you take no withdrawals until the later of (i) the rider anniversary immediately following the annuitant’s 70th birthday (youngest Participating Spouse’s 70th birthday with the Joint GLWB Plus or Joint GLWB (2012)) or (ii) your tenth rider anniversary, we guarantee that your GLWB base on the later of such dates will be at least:

(a) 200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments made in the first contract year the rider is in effect, plus

(b) any net purchase payments made after the first contract year the rider is in effect; plus

(c) any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments made after the first contract year the rider is in effect.

There is no additional annual charge for the deferral credit rider with age requirements.

Excess withdrawals.

The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under the GLWB (2012) or GLWB Plus rider. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under the GLWB (2012) or GLWB Plus rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GLWB base remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

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Because the allowable annual withdrawals under the GLWB (2012) and GLWB Plus riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The maximum amount you may withdraw in a contract year under the GLWB (2012) or GLWB Plus riders without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin. The maximum amount you may withdraw in a contract year under the GLWB (2012) rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.00%
85+	6.50%

The maximum amount you may withdraw in a contract year under the GLWB Plus rider without reducing your GLWB base is equal to the maximum annual withdrawal percentage multiplied by the GLWB base. For GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 69	4.50%
70 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	4.50%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for on or after August 20, 2012 and before March 25, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%

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For GLWB Plus riders applied for on or after May 1, 2012 and before August 20, 2012, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.10%
65 to 74	5.10%
75 to 79	5.75%
80 to 84	6.25%
85+	7.00%

For GLWB Plus riders applied for prior to May 1, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4.25%
65 to 74	5.25%
75 to 79	6.00%
80 to 84	6.50%
85+	7.00%

In the future, we may offer GLWB Plus riders that have different maximum annual withdrawal percentages.

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the step-up base as described above under “GLWB base.” You may opt out of a reset to the step-up base and avoid an increase in the rider’s charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age.

Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base by the greater of the pro-rata or dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2012) or GLWB Plus rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Withdrawals under the GLWB (2012) or the GLWB Plus will be deducted pro-rata from the investment options you have selected.

Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the GLWB (2012) or GLWB Plus (including maximum annual withdrawals) reduce the death benefit pro-rata. Therefore, you should carefully consider whether the annual stepped-up death benefit is appropriate for you.

Example.

Please see Appendix E for a detailed example of how the annual credit base and withdrawals work with the GLWB (2012) and GLWB Plus.

Lifetime Annuity Period.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB (2012) or GLWB Plus rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, except as expressly stated in the Premium Protection death benefit rider or the Premium Protection Plus death benefit rider, the contract will only provide the benefits under the GLWB (2012) or GLWB Plus rider.

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You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday.

When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. Then, you will begin receiving the lifetime annuity on the first day of the month following the first contract anniversary in the Lifetime Annuity Period.

If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on your Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

Generally, for riders applied for before May 1, 2016, with the GLWB (2012) or GLWB Plus rider, we will delay the annuity payout date under your contract to the contract anniversary immediately following the annuitant’s 95th birthday. This does not affect the termination of, or extend, any Death Benefit under the contract or other rider unless expressly stated in the rider. In lieu of the benefits under the GLWB (2012) or GLWB Plus rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time. We will notify you at least 90 days in advance of your annuitization. At that time you may ask us what other options are available to you.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.

You should consult with your registered representative to determine which payout option is best for you.

Rider Charge.

If you have the GLWB (2012) rider, there is an annual charge of 1.05% of the GLWB base. If you choose the GLWB Plus rider, there is an annual charge of 1.05% of the GLWB base (0.95% for riders applied for before May 1, 2013). The charge for the GLWB (2012) or GLWB Plus rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB (2012) or GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider or if we are not issuing the rider, a rate we declare, in our sole discretion. For the GLWB (2012), we guarantee the new charge will not exceed 2.10% of the GLWB base. For the GLWB Plus, we guarantee the new charge will not exceed 2.00% of the GLWB base.

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You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

We reserve the right to lower the charge for the GLWB (2012) or GLWB Plus rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for your GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated for any reason, or (iv) you annuitize your contract.

Investment Restrictions.

Effective March 3, 2017, in order to have the GLWB (2012) rider, you must allocate any variable account portion of your purchase payments and Contract Value to (a) one of ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio or ON Moderate Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A we will terminate your GLWB (2012) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Effective March 3, 2017, in order to have the GLWB Plus rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. If you purchased the GLWB Plus rider prior to March 3, 2017, these revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A we will terminate your GLWB Plus rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

The investment restrictions with the GLWB (2012) provide many more choices of investment options for you to allocate your purchase payments and contract value among than the investment restrictions with the GLWB Plus. The investment options with the GLWB (2012) offer the potential for more variability in their returns, either higher or lower, than one would expect for a similar investment option with the GLWB Plus. The investment options with the GLWB Plus seek to moderate overall volatility or hedge against downmarket volatility. Other investment options that are available if you do not select the GLWB Plus may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the limited investment options with the GLWB Plus meet your investment objectives and risk tolerance.

Guaranteed Principal Protection with the GLWB Plus

With the GLWB Plus, we will issue a guaranteed principal protection rider at the time the GLWB Plus rider is issued. Effective March 25, 2013, this guaranteed principal protection rider is not available. With this rider, if you do not make any withdrawals in the first 8 years the rider is in effect and you elect to exercise the benefit, we guarantee that your Contract Value at the end of the eight-year term will not be less than it was at the beginning of the 8-year term. If you elect to exercise the benefit, on the last day of the 8-year term if your “eligible contract value” is less than the guaranteed principal amount, we will add an amount to your Contract Value to increase the eligible contract value to the guaranteed principal amount.

If this rider is added when your contract is issued, your eligible contract value is equal to your initial purchase payment plus any purchase payments you make within the first 6 months after your contract is issued. If this rider is added after the contract is issued, the eligible contract value is equal to your Contract Value on the date the rider is added. Your eligible contract value is adjusted for any gains or losses in your Contract Value due to performance of the investment options you have selected. It is also reduced by the dollar amount of any withdrawals you take and for applicable rider and contract charges.

The guaranteed principal amount is your Contract Value as of the first day of the rider’s term (plus, if the rider is added when the contract is issued, any purchase payments you make in the first 6 months) reduced pro rata for any withdrawals you make during the 8 year term. A pro rata reduction means that a withdrawal will reduce the guaranteed principal amount by the same percentage the withdrawal reduces the eligible contract value. For example, assume (i) your eligible contract value is

Form 8598	57

$200,000; (ii) your guaranteed principal amount is $100,000 and (iii) you take a withdrawal of $50,000. Your eligible contract value would be reduced to $150,000 ($200,000 – $50,000). Your guaranteed principal amount would be reduced by the same percentage (25%) to $75,000.

You must elect to exercise this benefit by providing Notice to us within 30 days of the 8th rider anniversary. If you elect to exercise this benefit, your GLWB Plus rider, any Premium Protection or Premium Protection Plus riders and any deferral credit rider you have will terminate and you will receive no further benefits under those riders.

There is no charge for this guaranteed principal protection rider in conjunction with the GLWB Plus.

This 8-year guaranteed principal protection rider will terminate when the GLWB Plus rider terminates. Also, this rider will terminate upon (i) the expiration of its 8-year term if it is not elected on, or up to 30 days after, the 8th rider anniversary; (ii) commencement of any annuity option or (iii) the death of the Annuitant, except in the case of Spousal Continuation.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the GLWB (2012) or GLWB Plus rider without it affecting your GLWB base. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under the GLWB (2012) or GLWB Plus rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB (2012) or GLWB Plus.

Termination.

The GLWB (2012) and GLWB Plus riders will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in the rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the funds are allocated in a manner that violate the investment restrictions. The GLWB (2012) and GLWB Plus riders will also terminate if you annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies or you transfer or assign your contract or the benefits under the GWLB (2012) or GLWB Plus rider. The GLWB Plus terminates if you have chosen the optional guaranteed principal protection with it and elect to exercise that feature on the 8th rider anniversary. If you have the GLWB (2012) or GLWB Plus, it will continue until it is terminated as described in this section.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB (2012) or GLWB Plus rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or on or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die on or after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any Death Benefit Adjustment) as of the earlier of (a)

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the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59½.)

Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2012) and Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus

In those states where permitted, we offer a Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus rider (“Joint GLWB Plus”) at the time the contract is issued. The Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2012) rider (“Joint GLWB (2012)”) is not available for purchase on or after May 1, 2012. The Joint GLWB (2012) and the Joint GLWB Plus differ from the GLWB (2012) and GLWB Plus, respectively, since the surviving spouse continues to receive the same payment the annuitant was receiving before his or her death if he or she was in the Lifetime Withdrawal Period at the time of death, and allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Subject to the conditions described, the Joint GLWB (2012) or Joint GLWB Plus rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½ for the lifetime of you and your spouse. The Joint GLWB (2012) or Joint GLWB Plus rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB (2012) and Joint GLWB Plus differ from electing spousal continuation under the GLWB (2012) and GLWB Plus, respectively, because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Joint GLWB (2012) or Joint GLWB Plus. The Joint GLWB (2012) has a higher charge than the GLWB (2012), and the Joint GLWB Plus has a higher charge than the GLWB Plus.

We may, at our sole option, offer the Joint GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not add the rider once either spouse is 86 years old. The Joint GLWB (2012) and the Joint GLWB Plus riders are the same as the GLWB (2012) and GLWB Plus riders, respectively, except as described below.

The Joint GLWB (2012) or Joint GLWB Plus rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the Joint GWLB (2012) or GLWB Plus rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:

• when a Participating Spouse dies;

• when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;

• if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse;

• if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.

Please note that if one of the spouses ceases to be a Participating Spouse, you will continue to be charged for the Joint GLWB (2012) or Joint GLWB Plus rider.

The maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider without reducing your GLWB base is equal to the maximum annual withdrawal percentage multiplied by the GLWB base. For Joint GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	3.75%
65 to 69	4.00%
70 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

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For Joint GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	3.75%
65 to 74	4.00%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for on or after August 20, 2012 and before March 25, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for on or after May 1, 2012 and before August 20, 2012, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.00%
65 to 74	5.00%
75 to 79	5.50%
80 to 84	6.00%
85+	6.50%

For Joint GLWB Plus riders applied for prior to May 1, 2012, the maximum amount you may withdraw in a contract year under the rider without reducing your GLWB base is equal to the following withdrawal percentages multiplied by the GLWB base:

Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59½ to 64	4.25%
65 to 74	5.25%
75 to 79	6.00%
80 to 84	6.50%
85+	7.00%

In the future, we may offer Joint GLWB Plus riders that have different maximum annual withdrawal percentages.

Under the Joint GLWB (2012) or Joint GLWB Plus rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59½ years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Joint GLWB (2012) or Joint GLWB Plus rider until the youngest Participating Spouse becomes 59½. Please carefully consider whether the Joint GLWB (2012) or Joint GLWB Plus is appropriate for you if there is a significant difference in age between you and your spouse.

If you have the Joint GLWB (2012) rider, there is an annual charge of 1.35% of the GLWB base. If you choose the Joint GLWB Plus rider, there is an annual charge of 1.35% of the GLWB base (1.25% for riders applied for before May 1, 2013).

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We may increase the charge for the Joint GLWB (2012) or Joint GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. The new charge will not be higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.70% of the GLWB base for the Joint GLWB (2012) and 2.50% of the GLWB base for the Joint GLWB Plus.

The 8-year guaranteed principal protection rider and deferral credit rider are not available for Joint GLWB Plus riders applied for on or after December 3, 2012.

If we are required by state law, we will allow civil union partners to purchase the Joint GLWB (2012) or Joint GLWB Plus rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Joint GLWB (2012) or Joint GLWB Plus rider versus the GLWB (2012) or GLWB Plus rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest Participating Spouse is at least 59½ years old, and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest Participating Spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB (2012) or Joint GLWB Plus rider (as based on the youngest Participating Spouse’s age) until the death of the last surviving Participating Spouse.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and upon your death your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½ and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.

GLWB (2011)

In those states where permitted, we may offer the GLWB (2011) rider when you apply for the contract. In the future we may, at our sole option, offer the GLWB (2011) rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GLWB (2011) rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, or Premium Protection Plus death benefit on your contract. You may not purchase this rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GLWB (2011) rider, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

With the GLWB (2011) rider, you may take annual withdrawals regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

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GLWB base.

The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GLWB base is equal to your Contract Value when the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased for “excess withdrawals” as described below. (If you make an additional purchase payment on the day the rider is added, the GLWB base will be increased by the additional purchase payment.) Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value and the Death Benefit under your contract, the optional annual stepped-up death benefit or Premium Protection death benefit rider. We reserve the right to limit or not allow additional purchase payments to contracts with the GLWB (2011).

On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the previous contract anniversary plus subsequent net purchase payments (excluding any extra credits, if applicable), adjusted for any excess withdrawals, (b) the then-current Contract Value (also called the “step-up base”) or (c) the “annual credit base” described below. If we notify you that the charge for the GLWB (2011) will be increased upon a reset to the step-up base, you have a right to opt out of the reset to the step-up base within 30 days after your contract anniversary. See the Charge section below for more information.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB (2011) rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB (2011), there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides for a credit to your GLWB base of 8% simple interest of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 8% simple interest is referred to as an annual credit.) You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for the annual credit for the year in which you took the withdrawal.

The annual credit base on a rider anniversary is equal to:

(a) the GLWB base as of the prior contract anniversary, plus

(b)  net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus

(c) 8% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 8% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional purchase payments made since the beginning of the annual credit period. If there is an excess withdrawal and the GLWB base after it has been adjusted for the excess withdrawal is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

Deferral Credit.

If you take no withdrawals in the first ten contract years the GLWB (2011) rider is in effect, we guarantee that your GLWB base on your tenth GLWB (2011) rider anniversary will be at least:

(a)  200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments made in the first contract year the rider is in effect, plus

(b) any net purchase payments made in the second through tenth years; plus

(c)  any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments made in the second through the tenth year.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $482,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three + $32,000 (8% annual credits earned on the $50,000 additional purchase payment for years three through ten).

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Excess withdrawals.

The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under the GLWB (2011) rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GLWB base remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under this rider begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The maximum amount you may annually withdraw under the GLWB (2011) rider without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin and is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59½ to 64	4%
65 to 74	5%
75 to 79	5.5%
80 to 84	6%
85+	6.5%

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the step-up base as described above. You may opt out of a reset to the step-up base and avoid an increase in the rider’s charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age.

Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2011) rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the GLWB (2011) (including maximum annual withdrawals) reduce the death benefit pro-rata. Therefore, you should carefully consider whether the annual stepped-up death benefit is appropriate for you.

Form 8598	63

Example.

The following provides an example of how the annual credit base and withdrawals work. Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB (2011) rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and therefore your GLWB base, at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $39,040/$168,040). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base, at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

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Lifetime Annuity Period.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB (2011) rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, except as expressly stated in the Premium Protection death benefit rider or the Premium Protection Plus death benefit rider, the contract will only provide the benefits under the GLWB (2011) rider.

You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday.

When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. Then, you will begin receiving a lifetime annuity on the first day of the month following the contract anniversary in the Lifetime Annuity Period.

If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

Generally, for riders applied for before May 1 2016, with the GLWB (2011) rider, we will delay the annuity payout date under your contract to the contract anniversary immediately following the annuitant’s 95th birthday. This does not affect the termination of, or extend, any Death Benefit under the contract or other rider unless expressly stated in the rider. In lieu of the benefits under the GLWB (2011) rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time. We will notify you at least 90 days in advance of your annuitization. At that time you may ask us what other options are available to you.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.

You should consult with your registered representative to determine which payout option is best for you.

Rider Charge.

If you choose the GLWB (2011) rider, there is an annual charge of 0.95% of the GLWB base. The charge for the GLWB (2011) rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB (2011) rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider or if we

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are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

We reserve the right to lower the charge for the GLWB (2011) rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.

On each anniversary the charge for the GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated because you violate the investment restrictions, or (iv) you annuitize your contract.

Investment Restrictions.

Effective March 3, 2017, in order to have the GLWB (2011) rider, you must allocate your purchase payments and Contract Value to (a) one of ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio or ON Moderate Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A, we will terminate your GLWB (2011) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Required Minimum Distributions (Qualified Contracts Only).

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the GLWB (2011) rider without it affecting your GLWB base. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

You may elect RMD treatment on or after January 1 of the first calendar year after your contract was issued by providing Notice to us. You will not receive RMD treatment without providing Notice to us. You may take your RMD payments on a non-systematic basis or you may elect to receive monthly payments. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.

If you die and your spouse elects to continue the contract, your spouse may revoke RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes RMD treatment, any withdrawal that exceeds the maximum annual withdrawal will be an excess withdrawal. If your spouse revokes RMD treatment, he or she may elect RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for RMD treatment and does not revoke RMD treatment, he or she will continue to receive RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB (2011).

Termination.

The GLWB (2011) rider will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in this rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the funds are allocated in a manner that violate the investment restrictions. The GLWB (2011) rider will also terminate if you

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annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies or you transfer or assign your contract or the benefits under the GWLB rider. If you choose the GLWB (2011), it will continue until it is terminated as described in this section.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB (2011) rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any Death Benefit Adjustment) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59½.)

Guaranteed Lifetime Withdrawal Benefit (Joint Life) (2011)

In those states where permitted, we may offer a Guaranteed Lifetime Withdrawal Benefit rider (Joint Life) (“Joint GLWB (2011)”) at the time the contract is issued. The Joint GLWB (2011) differs from the GLWB (2011) since the surviving spouse continues to receive the same payment the annuitant was receiving before his or her death if he or she was in Lifetime Withdrawal Period at the time of death, and allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Subject to the conditions described, the Joint GLWB (2011) rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½ for the lifetime of you and your spouse. The Joint GLWB (2011) rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB (2011) differs from electing spousal continuation under the GLWB (2011) because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Joint GLWB (2011). The Joint GLWB (2011) has a higher charge than the GLWB (2011).

We may, at our sole option, offer the Joint GLWB (2011) rider to existing contracts, in which case it may be added on a contract anniversary. You may not add this rider once either spouse is 86 years old. The Joint GLWB (2011) rider is the same as the GLWB (2011) rider except as described below.

The Joint GLWB (2011) rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the Joint GWLB rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:

• when a Participating Spouse dies;

• when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;

• if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse;

• if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.

Please note that if one of the spouses ceases to be a Participating Spouse, you will still be charged for the Joint GLWB (2011) rider.

Under the Joint GLWB (2011) rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59½ years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Joint GLWB (2011) rider until the youngest Participating Spouse becomes 59½. Please carefully consider whether the Joint GLWB (2011) is appropriate for you if there is a significant difference in age between you and your spouse.

If you choose the Joint GLWB (2011) rider, there is an annual charge of 1.20% of the GLWB base. We may increase the charge for the Joint GLWB (2011) rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. The new charge will not be higher than the then current charge for new issues of the

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rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.40% of the GLWB base.

If we are required by state law, we will allow civil union partners to purchase the Joint GLWB (2011) rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Joint GLWB (2011) rider versus the GLWB (2011) rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest Participating Spouse is at least 59½ years old, and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest Participating Spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB (2011) rider (as based on the youngest Participating Spouse’s age) for the lifetime of the annuitant.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½ and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.

Other GLWB Versions

In those states where permitted, we may offer an earlier version of the GLWB rider when you apply for the contract. If you choose the GLWB rider, you may not have any other rider available under this contract except for the annual stepped-up death benefit. In the future we may, at our sole option, offer the GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GLWB rider if you have any rider, other than the annual stepped-up death benefit, on your contract. If the GLWB (2011) rider is available, you may not purchase the GLWB rider. You may not purchase this rider once the annuitant is 86 years old.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GLWB riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

With the GLWB rider, you may take annual withdrawals regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated annually, so the amount you may withdraw can change every year. Certain of your actions can increase or decrease the GLWB base, which would affect the annual amount you may withdraw. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59½ or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial purchase payment if the rider is added at issue. The GLWB base is increased dollar for dollar by purchase payments when made and decreased pro-rata for “excess withdrawals” as described below. Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value and possibly the Death Benefit.

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On each contract anniversary, the GLWB base is reset to the greater of (a) the GLWB base as of the previous anniversary plus subsequent purchase payments, adjusted for any excess withdrawals, (b) the then-current Contract Value (also called the “step-up base”) or (c) the “annual credit base” described below.

If you take no withdrawals in the first ten contract years the GLWB rider is in effect, we guarantee that your GLWB base on your tenth GLWB rider anniversary will be at least:

(a)  200% of an amount equal to your initial GLWB base plus total subsequent purchase payments made in the first contract year the rider is in effect, plus

(b)  any purchase payments made in the second through tenth years.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the tenth rider anniversary will be at least $400,000. If you also make an additional purchase payment in year three of $50,000, we guarantee your GLWB base on the tenth rider anniversary will be at least $450,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three.

The GLWB base is used solely for the purpose of calculating benefits under the GLWB rider. It does not provide a Contract Value or guarantee performance of any investment option.

Annual credit base.

With the GLWB, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides for a credit to your GLWB base of 8% simple interest of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for the annual credit for the year in which you took the withdrawal.

The annual credit base at the end of the contract year is equal to:

(a)  the GLWB base as of the prior contract anniversary, plus

(b)  purchase payments made during the current contract year, plus

(c)  8% of the Annual Credit Calculation Base.

The Annual Credit Calculation Base is the amount to which the 8% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional purchase payments made since the beginning of the annual credit period. If there is an excess withdrawal and the GLWB base after it has been adjusted for the excess withdrawal is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.

Excess withdrawals.

The GLWB base is reduced pro-rata by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume you may withdraw $5,000 annually under the GLWB rider and in one contract year you withdraw $6,000. $1,000 would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the same percentage the excess withdrawal reduces your Contract Value.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal that is allowed, $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base pro rata. Your GLWB base will be reduced to $98,824, i.e. $100,000 — ([$1,000/$85,000] x $100,000) and your Contract Value is $84,000.

Because the allowable annual withdrawals under this rider begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal. Since excess withdrawals reduce your GLWB base pro-rata, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

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Maximum Annual Withdrawals.

The amount you may annually withdraw under the GLWB rider is based upon the annuitant’s age when withdrawals begin and is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Annuitant’s Age	Maximum Annual Withdrawal %
59 ½ to 64	4%
65 to 79	5%
80+	6%

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase based on the annuitant’s then current age on a contract anniversary when the GLWB base has been increased to the step-up base as described above. Any withdrawal you take before the annuitant is 59½ is an excess withdrawal and reduces the GLWB base pro-rata. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59½.

You may withdraw the maximum annual withdrawal amount under the GLWB (2011) rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.

Example.

The following provides an example of how the annual credit base and withdrawals work. Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in year one or two and the market was flat, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base and GLWB base are $108,000 after year one.

Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and therefore your GLWB base, after year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value

Form 8598	70

after the allowed withdrawal of $10,960 was $168,040. Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 – [($39,040/$168,040) x $219,200]. Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base, after year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base after year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

Lifetime Annuity Period.

You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59½ years old and (b) (i) your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59½ years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59 ½. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period.

For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period.

Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, the contract will only provide the benefits under the GLWB rider.

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the GLWB rider multiplied by the multiplier specified below:

Form 8598	71

Annuitant’s Age Nearest Birthday	Multiplier
60-64	6.7
65-69	5.7
70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

You may elect the underwritten lump sum settlement option if a licensed physician attests that the annuitant is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the annuitant.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your Contract Value at that time.

Whether you should elect the lifetime annuity payout option or the lump sum settlement option depends upon your personal circumstances and risk tolerance. The lifetime annuity payout option provides a guaranteed stream of payments over the remainder of your life and, as such, protects you against the risk that you could outlive your available income. However, if you elect the lifetime annuity payout option, you will not have the ability to receive any payment from your annuity other than the income stream provided by the lifetime annuity payout option. In contrast, if you elect the lump sum settlement option, you will have access immediately to the proceeds to invest, save or spend as you choose, but you will have no guarantee of future payments. In that case, you assume the risk that you might outlive your available funds and have no proceeds or stream of income available from this annuity in the future.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate annuity options under the contract or that we might have generally available for sale at that time. It is possible that one of those alternative annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate annuity option you choose. We will not assess a surrender charge if you choose an alternative annuity option if one of the following is true:

(1)  If the withdrawal for the alternative annuity option is before the end of the second contract year, the annuity income must be payable for the lifetime of the annuitant and joint annuitant, if any;

(2)  If the withdrawal for the alternative annuity option is during the third through fifth contract years, the annuity income must be payable over a period of not less than ten years or payable over the lifetime of the annuitant and joint annuitant, if any; or

(3)  If the withdrawal for the alternative annuity option is after the fifth contract year, the annuity income must be payable over a period of not less than five years or payable over the lifetime of the annuitant and joint annuitant, if any.

If you elect the lump sum payment option and you are in good health, you may wish to consider the underwritten lump sum settlement option. The underwritten lump sum settlement option is a benefit for you if your health is materially better than an average person your age. If you request the underwritten lump sum settlement option and we determine that your health is materially better than the average person your age, we may pay you a higher lump sum amount than you would have otherwise received under the appropriate table in your rider. Keep in mind that if you request an underwritten lump sum settlement, we have the right to gather whatever medical information we determine that we need to assess your health.

You should consult with your financial representative to determine which payout option is best for you.

Rider Charge.

If you choose the GLWB rider, there is an annual charge of 0.95% of the GLWB base. The charge for the GLWB rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base once the surrender charge period ends for your contract. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider, and we guarantee that it will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases

Form 8598	72

in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

Death Benefit.

The GLWB rider provides for a death benefit upon the death of the annuitant. If the rider is added at issue, the initial GLWB death benefit is equal to your initial purchase payment. If we allow you to add the rider on a subsequent contract anniversary, the initial GLWB death benefit will be equal to the then current Contract Value. The GLWB death benefit is increased for additional purchase payments and decreased dollar for dollar by withdrawals up to your maximum annual withdrawal amounts. Any excess withdrawals will decrease the GLWB death benefit pro-rata. Because this death benefit is determined by your purchase payments and is reduced by withdrawals, if your total withdrawals over the life of the contract exceed your purchase payments, you will not have any death benefit under this rider. The GLWB death benefit is no longer in effect if you choose a lump sum settlement option in lieu of annual payments upon entering the Lifetime Annuity Period or if you elect to annuitize based upon your Contract Value.

The death benefit is used to calculate the death benefit adjustment which affects the amount of proceeds received by the beneficiary. Please see the “Death Benefit” section earlier in this prospectus for more details.

Investment Restrictions.

Effective March 3, 2017, in order to have the GLWB rider, you must allocate any variable account portion of your purchase payments and Contract Value to (a) one of ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio or ON Moderate Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A, we will terminate your GLWB rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Required Minimum Distributions.

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) even if it exceeds your maximum annual withdrawal under the GLWB rider without it affecting your GLWB base. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base pro-rata. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB.

Termination.

If you choose the GLWB rider, you cannot later discontinue it unless we otherwise agree. The GLWB rider will terminate if your Contract Value goes to zero because of an excess withdrawal. The GLWB rider will also terminate if you annuitize your contract or if the annuitant dies, except in the case of spousal continuation.

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59½ or after age 59½ but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die after age 59½ and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any death benefit adjustments) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. The death benefit under this rider will be reset to the current Contract Value (after applying any death benefit adjustment) if that amount is greater than the then current death benefit under this rider.

Form 8598	73

Guaranteed Lifetime Withdrawal Benefit (Joint Life)

In those states where permitted, we may offer a guaranteed lifetime withdrawal benefit rider (joint life) (“Joint GLWB”) at the time the contract is issued. Subject to the conditions described, the Joint GLWB rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59½, for the lifetime of you and your spouse. The Joint GLWB rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB differs from electing spousal continuation under the GLWB because you have the potential to have a higher GLWB base upon the death of the first spouse with the Joint GLWB. The Joint GLWB has a higher charge than the GLWB.

We may, at our sole option, offer the Joint GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not add this rider once either spouse is 86 years old. The Joint GLWB rider is the same as the GLWB rider except as described below.

The Joint GLWB rider is available to two people who are legally married at the time the rider is added. We refer to these people as “participating spouses.” A participating spouse is one of two people upon whose life and age the benefits under the Joint GWLB rider are based. On the date the rider is added, either (a) the two participating spouses must be joint owners and one must be the annuitant or (b) one participating spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a participating spouse after the rider is added to the contract, and once someone loses his or her status as a participating spouse, it cannot be regained. Status as a participating spouse will be lost in the following situations:

• when a participating spouse dies;

• when a sole owner participating spouse requests that the other participating spouse be removed;

• if one participating spouse is the sole owner and the participating spouses divorce, the non-owner spouse will cease to be a participating spouse;

• if the participating spouses are joint owners and they divorce, the non-annuitant will cease to be a participating spouse.

Please note that if one of the spouses ceases to be a participating spouse, you will still be charged for the Joint GLWB rider.

Under the Joint GLWB rider, the amount you may withdraw under the rider is based upon the youngest participating spouse’s age. Therefore, if the youngest participating spouse is younger than 59½ years old, any withdrawals under the contract will be excess withdrawals under the Joint GLWB rider until the youngest participating spouse becomes 59½.

If you choose the Joint GLWB rider, there is an annual charge of 1.05% of the GLWB base. We may increase the charge for the Joint GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base once the surrender charge period ends for your contract. The new charge will not be higher than the then current charge for new issues of the rider, and we guarantee that the charge will not exceed 2.00% of the GLWB base.

If required by state law, we will allow civil union partners to purchase the Joint GLWB rider in certain states and receive the same benefits as a participating spouse while both participating spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be adverse tax consequences with withdrawals and other transactions upon the death of the first partner. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 1-888-925-6446 for more information about whether your state recognizes civil unions.

You will enter the Lifetime Annuity Period when (a) the youngest participating spouse is at least 59½ years old, and (b) (i) your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest participating spouse is 59½ years old, the Lifetime Annuity Period is deferred until the youngest participating spouse reaches age 59½. In that scenario, we will make the first payment immediately upon the youngest participating spouse reaching age 59½. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB rider (as based on the youngest participating spouse’s age) for the lifetime of the annuitant.

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option if there is only one surviving participating spouse, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below:

Participating Spouse’s Age Nearest Birthday	Multiplier
60-64	6.7
65-69	5.7

Form 8598	74

70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

Under the age-based lump sum settlement option if there are two surviving participating spouses, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below, based on the youngest participating spouse:

Youngest Participating Spouse’s Age Nearest Birthday	Multiplier
60-64	8.4
65-69	7.5
70-74	6.5
75-79	5.2
80-84	4.0
85-89	2.9
90+	2.0

You may elect the underwritten lump sum settlement option if a licensed physician attests that the youngest participating spouse is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the youngest participating spouse.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your Contract Value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and your surviving participating spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your participating spouse will be eligible to take withdrawals under this rider when he or she reaches age 59½, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that civil union partners are not eligible for spousal continuation under the Code.

The death benefit under the Joint GLWB rider ceases after the death benefit adjustment, if any, for the second participating spouse.

Other Information

Assignment

Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. We may require that any assignee or owner have an insurable interest in the life of the annuitant. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:

• the annuitant,

• a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,

• the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or

• as otherwise permitted by laws and regulations governing plans for which the contract may be issued.

Form 8598	75

Reports and Confirmations

Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.

We will send you a written confirmation of your purchase payments, transfers and withdrawals. For regularly recurring transactions, such as dollar cost averaging and payroll deduction programs, we may confirm the transactions in a quarterly report. Review your statements and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Substitution for Fund Shares

If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.

Contract Owner Inquiries

Direct any questions to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 888.925.6446 (8:30 a.m. to 4:30 p.m., Eastern time).

Performance Data

We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract charge but does not reflect the deduction of any applicable contract administration charge or surrender charge. The deduction of a contract administration charge or surrender charge would reduce any percentage increase or make greater any percentage decrease.

Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges and surrender charges as well as applicable asset-based charges.

We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, IBC’s Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

FINANCIAL STATEMENTS

The complete financial statements of VAA and Ohio National Life are included in the Statement of Additional Information.

Federal Tax Status

The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the “Code”). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a “regulated investment company” under Subchapter M of the Code. The law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares.

Form 8598	76

The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the Contract Value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. (As of the date of this prospectus, proposals to modify taxation of annuities may be under consideration by the federal government.) The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

The income and gains within an annuity contract are generally tax deferred for natural persons. Within a tax-qualified plan, the plan itself provides tax deferral. Therefore, the tax-deferred treatment otherwise available to an annuity contract is not a factor to consider when purchasing an annuity within a tax-qualified plan or arrangement.

When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no “investment in the contract” and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.

When annuity payments begin, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your “investment in the contract.” You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your “investment in the contract” divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your “investment in the contract,” all further annuity payments will be included in your taxable income.

A withdrawal of contract values is taxable as ordinary income in the year received to the extent that the accumulated value of the contract immediately before the payment exceeds the “investment in the contract.” If you elect to withdraw any portion of your accumulated value in lieu of receiving annuity payments, that withdrawal is treated as a distribution of earnings first and only second as a recovery of your “investment in the contract.” Any part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a withdrawal and may be subject to a penalty tax.

Under tax regulations, all contracts issued in the same calendar year to the same owner should be treated as one contract for tax reporting purposes, so that cost basis and gain will be aggregated for the purpose of determining the taxable portion of any withdrawal.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:

• received on or after the taxpayer reaches age 59 ½;

• made to a beneficiary on or after the death of the annuitant;

• attributable to the taxpayer’s becoming disabled;

• made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

• from a contract that is a qualified funding asset for purposes of a structured settlement;

• made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;

• incident to divorce;

• a qualified reservist distribution;

• a distribution from an IRA for a first home purchase;

• taken from an IRA for higher education expenses;

• a qualified birth or adoption distribution; or

• taken from an IRA for a qualified first-time home purchase (up to $10,000) or qualified education expenses.

Any taxable amount you withdraw from an annuity contract is automatically subject to 10% withholding unless you elect not to have withholding apply. If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if

Form 8598	77

the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding. The Code requires 20% withholding for distributions from contracts owned by tax qualified plans.

Tax-Deferred Annuities

Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed certain limits in the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing “investment in the contract.” Under certain circumstances, amounts you receive may be used to make a “tax-free rollover” into one of the types of individual retirement arrangements permitted under the Code. Amounts you receive that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, for a contract set up under Section 403(b) of the Code, distributions may be paid only when the employee:

• attains age 59 ½,

• separates from the employer’s service,

• dies,

• becomes disabled as defined in the Code, or

• incurs a financial hardship as defined in the Code.

In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.

Qualified Pension or Profit-Sharing Plans

Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403 of the Code, are generally excludable from the employee’s gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an “investment in the contract” under Section 72 of the Code for the employee’s annuity benefits. Salary reduction payments (unless characterized as Roth contributions) to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee’s gross income up to certain limits in the Code, and therefore are not considered “investment in the contract”.

The Code requires plans to prohibit any distribution to a plan participant prior to age 59 ½, except in the event of death, total disability, financial hardship or separation from service (special rules apply for plan terminations). Distributions generally must begin no later than April 1 of the calendar year following the year in which the participant reaches age 72. For participants born prior to July 1, 1949, distributions must begin by April 1 of the year following the year the participant attains age 70 ½. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code. (Special tax treatment, including capital gain treatment and 5-year forward averaging, may be available to those born before 1936). If you receive such a distribution you may be able to make a “tax-free rollover” of the distribution less your “investment in the contract” into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

Withholding on Annuity Payments

Distributions from tax-deferred annuities (i.e. 403b plans) or qualified pension and profit sharing plans that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be

Form 8598	78

revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number, any payments under the contract will automatically be subject to withholding.

Individual Retirement Annuities (IRAs)

See IRA Disclosure Statement (Appendix F), following.

Form 8598	79

Appendix A

Funds Available Under the Contract

The following is a list of Funds available under the contract, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. You can find the prospectuses and other information about the Funds online at Ohionational.com/variableproducts. You can also request this information at no cost by calling 888.925.6446 or by sending an email request to AnnuityService@ohionational.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Allocation	ON Moderately Conservative Model Portfolio Adviser: Ohio National Investments, Inc.	1.00%*	7.90%	N/A	N/A
Allocation	ON Balanced Model Portfolio Adviser: Ohio National Investments, Inc.	0.99%*	11.03%	N/A	N/A
Allocation	ON Moderate Growth Model Portfolio Adviser: Ohio National Investments, Inc.	0.99%	14.83%	N/A	N/A
Allocation	ON Growth Model Portfolio Adviser: Ohio National Investments, Inc.	1.03%	17.58%	N/A	N/A
Corporate Bond	ON Bond Portfolio Adviser: Ohio National Investments, Inc.	0.59%	-1.52%	4.97%	4.14%
Allocation	ON BlackRock Balanced Allocation Portfolio Adviser: Ohio National Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.54%	19.06%	12.98%	13.02%
Large Cap Blend Equity	ON S&P 500® Index Portfolio Adviser: Ohio National Investments, Inc. Subadviser: Geode Capital Management, LLC	0.37%	28.25%	18.03%	16.05%
Foreign Large Cap Blend Equity	ON BlackRock Advantage International Equity Portfolio Adviser: Ohio National Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.89%	13.49%	9.96%	6.36%
Large Cap Growth Equity	ON Janus Henderson Forty Portfolio Adviser: Ohio National Investments, Inc. Subadviser: Janus Henderson Investors US LLC	0.78%	19.70%	24.49%	19.68%
Mid Cap Growth Equity	ON AB Mid Cap Core Portfolio Adviser: Ohio National Investments, Inc. Subadviser: AllianceBernstein L.P.	0.84%	16.79%	18.51%	14.83%
High Yield Bond	ON Federated High Income Bond Portfolio Adviser: Ohio National Investments, Inc. Subadviser: Federated Investment Management Company	0.82%	4.97%	5.88%	6.39%
Intermediate Core-Plus Bond	ON Federated Core Plus Bond Portfolio Adviser: Ohio National Investments, Inc. Subadviser: Federated Investment Management Company	0.58%	-1.27%	N/A	N/A
Large Cap Value Equity	ON BlackRock Advantage Large Cap Value Portfolio Adviser: Ohio National Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.73%	25.39%	10.21%	10.61%
Small Cap Growth Equity	ON AB Small Cap Portfolio Adviser: Ohio National Investments, Inc. Subadviser: AllianceBernstein L.P.	0.83%	8.17%	16.70%	15.86%

Form 8598	80

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Large Cap Growth Equity	ON Nasdaq-100® Index Portfolio Adviser: Ohio National Investments, Inc. Subadviser: Geode Capital Management, LLC	0.41%	26.99%	28.09%	22.56%
Large Cap Blend Equity	ON BlackRock Advantage Large Cap Core Portfolio Adviser: Ohio National Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.69%	28.49%	15.80%	16.00%
Small Cap Growth Equity	ON BlackRock Advantage Small Cap Growth Portfolio Adviser: Ohio National Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.85%	4.05%	16.66%	13.65%
Mid Cap Blend Equity	ON S&P MidCap 400® Index Portfolio Adviser: Ohio National Investments, Inc. Subadviser: Geode Capital Management, LLC	0.41%	24.18%	12.56%	12.48%
Large Cap Growth Equity	ON BlackRock Advantage Large Cap Growth Portfolio Adviser: Ohio National Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.78%	26.69%	21.04%	17.72%
Allocation	ON iShares Managed Risk Balanced Portfolio Adviser: Ohio National Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.72%	N/A	N/A	N/A
Large Cap Blend Equity	ON Janus Henderson U.S. Low Volatility Portfolio Adviser: Ohio National Investments, Inc. Subadviser: Janus Henderson Investors US LLC	0.62%	N/A	N/A	N/A
Allocation	ON Risk Managed Balanced Portfolio Adviser: Ohio National Investments, Inc. Subadviser: AllianceBernstein L.P.	0.96%	15.04%	15.47%	N/A
Allocation	AB VPS Global Risk Allocation-Moderate Portfolio (Class B Shares) Adviser: AllianceBernstein L.P.	0.78%*	11.97%	7.39%	N/A
Large Cap Value Equity	AB VPS Growth & Income Portfolio (Class B Shares) Adviser: AllianceBernstein L.P.	0.84%*	27.84%	12.58%	13.39%
Small Cap Growth Equity	AB VPS Small Cap Growth Portfolio (Class B Shares) Adviser: AllianceBernstein L.P.	1.15%*	9.20%	24.73%	17.82%
Foreign Large Cap Growth Equity	Invesco V.I. EQV International Equity Fund (Series II Shares) Adviser: Invesco Advisers, Inc.	1.14%	5.61%	9.90%	7.82%
Allocation	Invesco V.I. Balanced-Risk Allocation Fund (Series II Shares) Adviser: Invesco Advisers, Inc.	1.13%*	9.26%	7.18%	5.99%
Large Cap Blend Equity	Appreciation Portfolio (Service Shares) Adviser: BNY Mellon Investment Adviser, Inc.	1.05%	26.77%	20.17%	14.18%
Mid Cap Growth Equity	Federated Hermes Kaufmann Fund II (Service Shares) Adviser: Federated Equity Management Company of Pennsylvania Subadviser: Federated Global Investment Management Corp.	1.75%	2.26%	18.38%	16.40%
Large Cap Growth Equity	Fidelity® VIP Contrafund® Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.85%	27.51%	19.87%	16.35%
Mid Cap Blend Equity	Fidelity® VIP Mid Cap Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.86%	25.31%	13.32%	13.00%
Large Cap Growth Equity	Fidelity® VIP Growth Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.85%	22.90%	25.98%	19.40%

Form 8598	81

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Money Market	Fidelity® VIP Government Money Market Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC SubAdviser: Fidelity Investments Money Management, Inc.	0.33%	0.01%	0.87%	0.45%
Large Cap Value Equity	Fidelity® VIP Equity-Income Portfolio (Service Class 2); Adviser: Fidelity Management & Research Company	0.76%	24.60%	11.68%	12.26%
Real Estate Equity	Fidelity® VIP Real Estate Portfolio (Service Class 2) Adviser: Fidelity SelectCo, LLC	0.89%	38.64%	9.05%	10.14%
Allocation	Fidelity® VIP Target Volatility Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.93%*	12.03%	9.63%	N/A
Allocation	Franklin VolSmart Allocation VIP Fund (Class 5) Adviser: Franklin Advisers, Inc.	0.89%*	17.36%	11.74%	N/A
Allocation	Franklin Allocation VIP Fund (Class 4) Adviser: Franklin Advisers, Inc. SubAdviser: Templeton Global Advisors Limited, Franklin Templeton Institutional, LLC, ClearBridge Investments, LLC, Brandywine Global Investment Management, LLC (on or about May 9, 2022), Western Asset Management Company, LLC (on or about June 13, 2022), Western Asset Management Company Limited (on or about June 13, 2022).	0.92%*	11.54%	8.54%	8.85%
Allocation	Franklin Income VIP Fund (Class 2)(1) Adviser: Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Allocation	Franklin DynaTech VIP Fund (Class 2) (1) Adviser: Franklin Advisers, Inc.	0.92%	16.14%	23.64%	16.66%
Allocation	Templeton Foreign VIP Fund (Class 2) (1) Adviser: Templeton Investment Counsel, LLC	1.11%*	4.16%	2.71%	4.00%
Allocation	Franklin Income VIP Fund (Class 4) (1) Adviser: Franklin Advisers, Inc.	0.82%	16.59%	7.34%	7.27%
Allocation	Franklin DynaTech VIP Fund (Class 4) (1) Adviser: Franklin Advisers, Inc.	1.02%	16.09%	23.53%	16.56%
Allocation	Templeton Foreign VIP Fund (Class 4) (1) Adviser: Templeton Investment Counsel, LLC	1.21%*	4.10%	2.62%	3.90%
Large Cap Value Equity	Goldman Sachs Large Cap Value Fund (Institutional Shares) (2) Adviser: Goldman Sachs Asset Management, L.P.	0.70%*	24.13%	10.33%	12.07%
Large Cap Blend Equity	Goldman Sachs U.S. Equity Insights Fund (Institutional Shares) (2) Adviser: Goldman Sachs Asset Management, L.P.	0.56%*	29.41%	17.26%	16.20%
Large Cap Blend Equity	Goldman Sachs Strategic Growth Fund (Institutional Shares) (2) Adviser: Goldman Sachs Asset Management, L.P.	0.74%*	21.93%	24.59%	19.03%
Large Cap Value Equity	Goldman Sachs Large Cap Value Fund (Service Shares) (2) Adviser: Goldman Sachs Asset Management, L.P.	0.93%*	23.93%	10.06%	11.80%
Large Cap Blend Equity	Goldman Sachs U.S. Equity Insights Fund (Service Shares) (2) Adviser: Goldman Sachs Asset Management, L.P.	0.77%*	29.11%	17.01%	15.95%

Form 8598	82

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Large Cap Blend Equity	Goldman Sachs Strategic Growth Fund (Service Shares) (2) Adviser: Goldman Sachs Asset Management, L.P.	0.99%*	21.56%	24.28%	18.73%
Allocation	Goldman Sachs Trend Driven Allocation (Service Shares) Adviser: Goldman Sachs Asset Management, L.P.	0.94%*	16.17%	7.94%	N/A
Allocation	Delaware Ivy VIP Asset Strategy (Class II Shares) Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited	0.87%*	10.44%	11.36%	8.01%
Natural Resources Equity	Delaware Ivy VIP Natural Resources (Class II Shares) Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.21%	26.68%	-0.72%	-1.21%
Technology Equity	Delaware Ivy VIP Science and Technology (Class II Shares) Adviser: Delaware Management Company Subadviser: Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited	1.14%	15.17%	23.88%	19.46%
Large Cap Growth Equity	Janus Henderson Research Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	1.05%	20.05%	21.68%	17.16%
Foreign Large Cap Blend Equity	Janus Henderson Overseas Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	1.12%	13.29%	13.08%	5.98%
World Large Cap Equity	Janus Henderson Global Research Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	1.22%	17.80%	16.41%	13.31%
Allocation	Janus Henderson Balanced Portfolio (Service Shares) Adviser: Janus Capital Management LLC	0.86%	16.91%	14.10%	11.53%
Intermediate Core-Plus Bond	Janus Henderson Flexible Bond Portfolio (Service Shares) Adviser: Janus Henderson Investors US LLC	0.82%*	-1.11%	3.98%	3.43%
Mid Cap Value Equity	JPMorgan Insurance Trust Mid Cap Value Portfolio (Class I Shares) Adviser: J.P. Morgan Investment Management Inc.	0.76%	29.88%	10.63%	12.99%
Small Cap Blend Equity	JPMorgan Insurance Trust Small Cap Core Portfolio (Class I Shares) Adviser: J.P. Morgan Investment Management Inc.	0.80%	21.38%	11.77%	14.01%
Small Cap Blend Equity	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.15%*	19.87%	10.45%	11.89%
Emerging Markets Equity	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.43%	5.47%	5.07%	3.58%
Foreign Large Cap Blend Equity	Lazard Retirement International Equity Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.10%*	5.83%	7.86%	7.13%

Form 8598	83

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Allocation	Lazard Retirement Global Dynamic Multi-Asset Portfolio (Service Shares) Adviser: Lazard Asset Management LLC	1.06%*	11.94%	8.40%	N/A
Large Cap Blend Equity	ClearBridge Variable Dividend Strategy Portfolio (Class I Shares) Adviser: Legg Mason PartnersFund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.75%	26.80%	15.29%	13.86%
Large Cap Value Equity	ClearBridge Variable Large Cap Value Portfolio (Class I Shares) Adviser: Legg Mason PartnersFund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.71%	26.21%	12.37%	12.98%
Allocation	Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class I Shares)** Adviser: Legg Mason PartnersFund Advisor, LLC Subadviser: Franklin Advisers, Inc. and Western Asset Management Company, LLC	1.02%	12.91%	4.99%	5.35%
Intermediate Core-Plus Bond	Western Asset Core Plus VIT Portfolio (Class II Shares) Adviser: Legg Mason PartnersFund Advisor, LLC Subadviser: Western Asset Management Company, LLC, Western Asset Management Company Limited in London, Western Asset Management Company Pte Ltd in Singapore Western Asset Management Company Ltd in Japan	0.78%	-2.19%	4.18%	5.10%
Mid Cap Growth Equity	MFS® Mid Cap Growth Series (Service Class) Adviser: Massachusetts Financial Services Company	1.05*%	13.88%	22.34%	17.91%
Small Cap Growth Equity	MFS® New Discovery Series (Service Class) Adviser: Massachusetts Financial Services Company	1.12%*	1.57%	21.00%	15.87%
Allocation	MFS® Total Return Series (Service Class) Adviser: Massachusetts Financial Services Company	0.86*%	13.84%	9.57%	9.31%
Large Cap Growth Equity	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class) Adviser: Massachusetts Financial Services Company	1.02%*	25.66%	22.53%	17.29%
Real Cap Growth Equity	Morgan Stanley VIF U.S. Real Estate Portfolio (Class II Shares) Adviser: Morgan Stanley Investment Management Inc.	1.07%*	39.44%	5.37%	7.94%
Large Cap Growth Equity	Morgan Stanley VIF Growth Portfolio (Class II Shares) Adviser: Morgan Stanley Investment Management Inc.	0.82%*	-0.15%	34.25%	23.95%
Mid Cap Growth Equity	AMT Mid Cap Intrinsic Value Portfolio (S Class Shares) Adviser: Neuberger Berman Investment Advisers LLC	1.26%	32.52%	8.07%	10.85%
Allocation	TOPS® Managed Risk Balanced ETF Portfolio (Class 2 Shares) Adviser: ValMark Advisers, Inc. Subadviser: Milliman Financial Risk Management LLC	0.75%	8.57%	6.48%	5.28%
Allocation	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2 Shares) Adviser: ValMark Advisers, Inc. Subadviser: Milliman Financial Risk Management LLC	0.74%	11.06%	7.64%	6.08%
Allocation	TOPS® Managed Risk Growth ETF Portfolio (Class 2 Shares) Adviser: ValMark Advisers, Inc. Subadviser: Milliman Financial Risk Management LLC	0.74%	12.59%	8.29%	6.14%

Form 8598	84

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Inflation Protected Bond	PIMCO Real Return Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.67%	5.59%	5.33%	3.05%
Global Bond	PIMCO Global Bond Opportunities Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.92%	-4.16%	3.11%	1.54%
Commodities	PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.93%*	33.34%	5.72%	-1.86%
Ultrashort Bond	PIMCO Short-Term Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.60%	-0.06%	1.78%	1.64%
Short Term Bond	PIMCO Low Duration Portfolio (Administrative Share Class) Adviser: Pacific Investment Management Company LLC	0.65%	-0.93%	1.54%	1.59%
Large Cap Growth Equity	PSF PGIM Jennison Growth Portfolio (Class II Shares) Adviser: PGIM Investments LLC Subadviser: Jennison Associates LLC	1.01%	15.55%	26.29%	19.86%
Large Cap Growth Equity	PSF PGIM Jennison Focused Blend Portfolio (Class II Shares) Adviser: PGIM Investments LLC Subadviser: Jennison Associates LLC	1.24%	16.35%	18.97%	14.58%
Small Cap Value Equity	Royce Small-Cap Portfolio (Investment Class Shares) Adviser: Royce & Associates, LLC	1.08%*	28.82%	6.51%	8.63%
Small Cap Blend Equity	Royce Micro-Cap Portfolio (Investment Class Shares) Adviser: Royce & Associates, LLC	1.33%*	29.98%	12.97%	9.24%
Mid-Cap Growth	Allspring VT Discovery Fund (Class 2) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC (Available before May 1, 2007)	1.13%	-5.04%	20.84%	16.60%
Large Growth	Allspring VT Opportunity Fund (Class 2) Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC (Available before May 1, 2007)	1.00*	24.78%	17.29%	14.94%
Large Cap Growth Equity	Janus Henderson Research Portfolio (Institutional Shares) Adviser: Janus Henderson Investors US LLC (Available before May 1, 2000)	0.60%	20.33%	21.99%	17.45%
Foreign Large Cap Blend Equity	Janus Henderson Overseas Portfolio (Institutional Shares) Adviser: Janus Henderson Investors US LLC (Available before May 1, 2000)	0.87%	13.58%	13.35%	6.25%
World Large Cap Equity	Janus Henderson Global Research Portfolio (Institutional Shares) Adviser: Janus Henderson Investors US LLC (Available before May 1, 2000)	0.77%	18.09%	16.70%	13.59%

Form 8598	85

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Allocation	Janus Henderson Balanced Portfolio (Institutional Shares) Adviser: Janus Henderson Investors US LLC (Available before May 1, 2000)	0.62%	17.20%	14.39%	11.81%
Intermediate Core-Plus Bond	Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class I Shares) Adviser: Morgan Stanley Investment Management Inc. (Available before May 1, 2003)	0.67%*	-0.32%	4.69%	4.55%
Real Cap Growth Equity	Morgan Stanley VIF U.S. Real Estate Portfolio (Class I Shares) Adviser: Morgan Stanley Investment Management Inc. (Available before May 1, 2003)	0.82%*	39.80%	5.64%	8.21%

(1) Class 4 for contracts applied for on or after May 1, 2008. Class 2 for contracts applied for before May 1, 2008.

(2) Service Shares for contracts applied for on or after May 1, 2008. Institutional Shares for contracts applied for before May 1, 2008.

*Annual expenses reflect temporary fee reductions.

**To be substituted into the ON Risk Managed Balanced Portfolio on or about May 20, 2022

Investment Options Available with Certain Optional Riders

GLWB Plus and GPP (2012) Applied for on or after October 1, 2012

Allocations:

	Minimum	Maximum
Category 1 Investment Options	25%	100%
Any individual investment option included in Category 1	0%	50%
Category 2 Investment Options	0%	75%
Any individual investment option included in Category 2	0%	25%

Investment Options:

CATEGORY 1	ON Risk Managed Balanced Portfolio ON iShares Managed Risk Balanced Portfolio AB VPS Global Risk Allocation-Moderate Portfolio Franklin VolSmart Allocation VIP Fund	Franklin Multi-Asset Dynamic Multi-Strategy VIT TOPS® Managed Risk Balanced ETF Portfolio TOPS® Managed Risk Moderate Growth ETF Portfolio

CATEGORY 2	ON Balanced Model Portfolio ON BlackRock Balanced Allocation Portfolio ON Janus Henderson U.S. Low Volatility Portfolio Invesco V.I. Balanced-Risk Allocation Fund Fidelity® VIP Target Volatility Portfolio	Goldman Sachs Trend Driven Allocation Fund Janus Henderson Balanced Portfolio Lazard Retirement Global Dynamic Multi-Asset Portfolio MFS® Total Return Series TOPS® Managed Risk Growth ETF Portfolio

GLWB Plus and GPP (2012) Applied for prior to October 1, 2012

Allocations:

Form 8598	86

	Minimum	Maximum
Category 1 Investment Options	50%	100%
Category 2 Investment Options	0%	50%

Investment Options:

CATEGORY 1	ON Risk Managed Balanced Portfolio ON iShares Managed Risk Balanced Portfolio Franklin Multi-Asset Dynamic Multi-Strategy VIT	TOPS® Managed Risk Balanced ETF Portfolio TOPS® Managed Risk Moderate Growth ETF Portfolio TOPS® Managed Risk Growth ETF Portfolio

CATEGORY 2

ON Balanced Model Portfolio

ON BlackRock Balanced Allocation Portfolio

ON Janus Henderson U.S. Low Volatility Portfolio

AB VPS Global Risk Allocation-Moderate Portfolio

Invesco V.I. Balanced-Risk Allocation Fund

Fidelity® VIP Target Volatility Portfolio

Franklin VolSmart Allocation VIP Fund Goldman Sachs Trend Driven Allocation Fund Lazard Retirement Global Dynamic Multi-Asset Portfolio

GLWB, GLWB (2011), GLWB (2012)

Option 1 – Select A Single Option

Allocation: 100%

Investment Options

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

ON Moderate Growth Model Portfolio

Option 2 – Select Multiple Options

Allocations:

	Minimum	Maximum
Category 1 Investment Options	30%	60%
Category 2 Investment Options	0%	70%
Category 3 Investment Options	0%	25%
Category 4 Investment Options	0%	15%

Investment Options:

CATEGORY 1	ON Bond Portfolio Fidelity® VIP Government Money Market Portfolio Janus Henderson Flexible Bond Portfolio Western Asset Core Plus VIT Portfolio	PIMCO Real Return Portfolio PIMCO Short-Term Portfolio PIMCO Low Duration Portfolio

Form 8598	87

CATEGORY 2

ON BlackRock Balanced Allocation Portfolio

ON S&P 500® Index Portfolio

ON BlackRock Advantage Large Cap Value Portfolio

ON Nasdaq-100® Index Portfolio

ON BlackRock Advantage Large Cap Core Portfolio

ON BlackRock Advantage Large Cap Growth Portfolio

ON S&P MidCap 400® Index Portfolio

ON Risk Managed Balanced Portfolio

ON iShares Managed Risk Balanced Portfolio

ON Janus Henderson U.S. Low Volatility Portfolio

AB VPS Global Risk Allocation-Moderate Portfolio

AB VPS Growth & Income Portfolio

Invesco V.I. Balanced-Risk Allocation Fund

Appreciation Portfolio

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Target Volatility Portfolio

Franklin Income VIP Fund

Franklin DynaTech VIP Fund

Franklin Allocation VIP Fund

Templeton Foreign VIP Fund

Franklin VolSmart Allocation VIP Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Trend Driven Allocation Fund

Delaware Ivy VIP Asset Strategy

Janus Henderson Research Portfolio

Janus Henderson Balanced Portfolio

Lazard Retirement Global Dynamic Multi-Asset Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Value Portfolio

Franklin Multi-Asset Dynamic Multi-Strategy VIT

MFS® Total Return Series

MFS® Massachusetts Investors Growth Stock Portfolio

Morgan Stanley VIF Growth Portfolio

TOPS® Managed Risk Balanced ETF Portfolio

TOPS® Managed Risk Moderate Growth ETF Portfolio

TOPS® Managed Risk Growth ETF Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

PSF PGIM Jennison Growth Portfolio

PSF PGIM Jennison Focused Blend Portfolio

CATEGORY 3

ON BlackRock Advantage International Equity Portfolio

ON Janus Henderson Forty Portfolio

ON Federated High Income Bond Portfolio

ON AB Mid Cap Core Portfolio

Invesco V.I. EQV International Equity Fund

Federated Hermes Kaufmann Fund II

Fidelity® VIP Mid Cap Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Global Research Portfolio

Lazard Retirement International Equity Portfolio

MFS® Mid Cap Growth Series

AMT Mid Cap Intrinsic Value Portfolio

CATEGORY 4

ON Foreign Portfolio

ON ON AB Small Cap Portfolio

ON BlackRock Advantage Small Cap Growth Portfolio

AB VPS Small Cap Growth Portfolio

Fidelity® VIP Real Estate Portfolio

Delaware Ivy VIP Natural Resources

Delaware Ivy VIP Science and Technology

JPMorgan Insurance Trust Small Cap Core Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

MFS® New Discovery Series

Morgan Stanley VIF U.S. Real Estate Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

GMIB Plus with Annual Reset (2009)

Some or all of your purchase payments or Contract Value may be allocated to the Fixed Accumulation Account. Any portion that is not allocated to the Fixed Accumulation Account must be allocated in accordance with Option 1 or 2.

Option 1 – Select A Single Option

Allocation: 100%

Investment Options:

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

Form 8598	88

Option 2 – Select Multiple Options

Allocations:

	Minimum	Maximum
Category 1 Investment Options	30%	60%
Category 2 Investment Options	0%	70%
Category 3 Investment Options	0%	25%
Category 4 Investment Options	0%	15%

Investment Options:

CATEGORY 1	ON Bond Portfolio Fidelity® VIP Government Money Market Portfolio Janus Henderson Flexible Bond Portfolio Western Asset Core Plus VIT Portfolio	PIMCO Real Return Portfolio PIMCO Short-Term Portfolio PIMCO Low Duration Portfolio

CATEGORY 2

ON BlackRock Balanced Allocation Portfolio

ON S&P 500® Index Portfolio

ON BlackRock Advantage Large Cap Value Portfolio

ON Nasdaq-100® Index Portfolio

ON BlackRock Advantage Large Cap Core Portfolio

ON BlackRock Advantage Large Cap Growth Portfolio

ON S&P MidCap 400® Index Portfolio

ON Risk Managed Balanced Portfolio

ON iShares Managed Risk Balanced Portfolio

ON Janus Henderson U.S. Low Volatility Portfolio

AB VPS Global Risk Allocation-Moderate Portfolio

AB VPS Growth & Income Portfolio

Invesco V.I. Balanced-Risk Allocation Fund

Appreciation Portfolio

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Target Volatility Portfolio

Franklin Income VIP Fund

Franklin DynaTech VIP Fund

Franklin Allocation VIP Fund

Templeton Foreign VIP Fund

Franklin VolSmart Allocation VIP Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Trend Driven Allocation Fund

Delaware Ivy VIP Asset Strategy

Janus Henderson Research Portfolio

Janus Henderson Balanced Portfolio

Lazard Retirement Global Dynamic Multi-Asset Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Value Portfolio

Franklin Multi-Asset Dynamic Multi-Strategy VIT

MFS® Total Return Series

MFS® Massachusetts Investors Growth Stock Portfolio

Morgan Stanley VIF Growth Portfolio

TOPS® Managed Risk Balanced ETF Portfolio

TOPS® Managed Risk Moderate Growth ETF Portfolio

TOPS® Managed Risk Growth ETF Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

PSF PGIM Jennison Growth Portfolio

PSF PGIM Jennison Focused Blend Portfolio

CATEGORY 3

ON BlackRock Advantage International Equity Portfolio

ON Janus Henderson Forty Portfolio

ON Federated High Income Bond Portfolio

ON AB Mid Cap Core Portfolio

Invesco V.I. EQV International Equity Fund

Federated Hermes Kaufmann Fund II

Fidelity® VIP Mid Cap Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Global Research Portfolio

Lazard Retirement International Equity Portfolio

MFS® Mid Cap Growth Series

AMT Mid Cap Intrinsic Value Portfolio

Form 8598	89

CATEGORY 4

ON Foreign Portfolio

ON AB Small Cap Portfolio

ON BlackRock Advantage Small Cap Growth Portfolio

AB VPS Small Cap Growth Portfolio

Fidelity® VIP Real Estate Portfolio

Delaware Ivy VIP Natural Resources

Delaware Ivy VIP Science and Technology

JPMorgan Insurance Trust Small Cap Core Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

Lazard Retirement Emerging Markets Equity Portfolio

MFS® New Discovery Series

PIMCO CommodityRealReturn® Strategy Portfolio

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Form 8598	90

Appendix B

Death Benefit Examples

The following provide examples of how the various Death Benefits work.

Basic Death Benefit Example

The following is an example of how the basic Death Benefit included with your contract works.

Assume you purchase a contract with an initial purchase payment of $100,000 and your contract comes with a built-in Basic Death Benefit. Further assume (i) in the first 6 years the return is 5% net of fees and each subsequent year’s return is -2% net of fees; (ii) you take a withdrawal of $10,000 on the last day of year 3; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and the Basic Death Benefit at the end of each contract year.

	Contract Value	Basic Death Benefit
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$105,000	$100,000
Year 2 Ending Value	$110,250	$91,362
Year 3 Ending Value	$105,763	$91,362
Year 4 Ending Value	$111,051	$91,362
Year 5 Ending Value	$116,603	$91,362
Year 6 Ending Value	$122,433	$91,362
Year 7 Ending Value	$119,985	$91,362
Year 8 Ending Value	$117,585	$117,585
Year 9 Ending Value	$115,233	$117,585
Year10 Ending Value	$112,929	$117,585

On every eighth anniversary the Basic Death Benefit steps-up to the Contract Value if it is higher than the existing Basic Death Benefit. In this example, you take a withdrawal of $10,000 in year 3 which reduces the Basic Death Benefit on a pro rata basis. Because the Contract Value is higher than the Basic Death Benefit on the eighth contract anniversary, the Basic Death Benefit is set equal to the Contract Value.

Annual Stepped-Up Death Benefit Example

The following is an example of how the Annual Stepped Up Death Benefit rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Annual Stepped-Up Death Benefit. Further assume (i) in the first 5 years the return is 4% net of fees and each subsequent year’s return is -2% net of fees; (ii) you take a withdrawal of $10,000 on the last day of contract year 7; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and the Annual Stepped-Up Death Benefit value at the end of each contract year.

Form 8598	91

	Contract Value	Annual Step Up Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$104,000	$104,000
Year 2 Ending Value	$108,160	$108,160
Year 3 Ending Value	$112,486	$112,486
Year 4 Ending Value	$116,986	$116,986
Year 5 Ending Value	$121,665	$121,665
Year 6 Ending Value	$119,232	$121,665
Year 7 Ending Value	$106,847	$111,253
Year 8 Ending Value	$104,710	$111,253
Year 9 Ending Value	$102,616	$111,253
Year10 Ending Value	$100,564	$111,253

On each anniversary prior to the annuitant’s 86th birthday, the Annual Stepped-Up Death Benefit will reset to the Contract Value when the Contract Value is higher than the Annual Stepped-Up Death Benefit value. In this example, in years 1-5 the Contract Value is higher than the prior Annual Stepped-Up Death Benefit value on the anniversary, therefore the Annual Stepped-Up Death Benefit resets to the Contract Value. In year 6, the Annual Stepped-Up Death Benefit value does not change because the Contract Value is lower. In year 7, there is a $10,000 withdrawal that causes a pro rata reduction to the Annual Stepped-Up Death Benefit. In years 8-10, the Annual Stepped-Up Death Benefit value does not change because the Contract Value is lower on each anniversary.

Combo Death Benefit

The following is an example of how the Combo Death Benefit rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Combo Death Benefit rider. Further assume (i) in the first 5 years the return is 6% net of fees and each subsequent year’s return is -2% net of fees and (ii) You take a withdrawal of $5,000 at the end of year 8. The following shows your Contract Value and the Combo Death Benefit rider values at the end of each contract year.

	Contract Value	Death Benefit Annual Credit Calculation Base	Annual Credit Death Benefit Amount	Step-Up Death Benefit Amount
Year 1 Starting Value	$100,000	$100,000	$100,000	$100,000
Year 1 Ending Value	$106,000	$100,000	$106,000	$106,000
Year 2 Ending Value	$112,360	$100,000	$112,000	$112,360
Year 3 Ending Value	$119,102	$100,000	$118,000	$119,102
Year 4 Ending Value	$126,248	$100,000	$124,000	$126,248
Year 5 Ending Value	$133,823	$100,000	$130,000	$133,823
Year 6 Ending Value	$131,146	$100,000	$136,000	$133,823
Year 7 Ending Value	$128,523	$100,000	$142,000	$133,823
Year 8 Ending Value	$120,953	$95,000	$142,063	$128,510
Year 9 Ending Value	$118,534	$95,000	$147,763	$128,510
Year10 Ending Value	$116,163	$95,000	$153,463	$128,510

Form 8598	92

On each anniversary 6% of the Death Benefit Annual Credit Calculation Base is added to your Annual Credit Death Benefit Amount. The Step-Up Death Benefit Amount is equal to the highest anniversary contract value, adjusted for withdrawals. At the end of year 1 the Contract Value, Annual Credit Death Benefit Amount and Step-Up Death Benefit Amount are all equal because they all earned 6%. In years 2-5 the Contract Value and Step-Up Death Benefit Amount are higher because the Contract Value is compounding at 6% per year. In years 6 and 7 the Annual Credit Death Benefit Amount continues to grow while the Step-Up Death Benefit Amount remains static because the anniversary Contract Value is lower than the Step-Up Death Benefit Amount on the contract anniversary. In year 8 the $5,000 withdrawal reduces the Death Benefit Annual Credit Calculation Base dollar for dollar; both the Annual Credit Death Benefit Amount and Step Up Death Benefit Amount are adjusted pro-rata. Starting in year 9 the Annual Credit Death Benefit Amount is increased by 6% of the new Death Benefit Annual Credit Calculation Base of $95,000.

Premium Protection rider

The following is an example of how the Premium Protection Rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Premium Protection Rider, which can only be purchased in conjunction with a GLWB rider. Further assume (i) in the first year return is -5% net of fees and each subsequent year’s return is 3% net of fees; (ii) your initial GLWB maximum annual withdrawal rate is 5%; (iii) you start withdrawing the maximum amount allowed under the rider ($5,000) in year 1; (iv) you take a withdrawal of $10,000 on the last day of contract year 6; (v) you then continue to take the maximum allowable amount under your GLWB in the following years; and (vi) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and Premium Protection GMDB amount at the end of each contract year.

	Contract Value	Premium Protection GMDB Amount
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$90,000	$95,000
Year 2 Ending Value	$87,700	$90,000
Year 3 Ending Value	$85,331	$85,000
Year 4 Ending Value	$82,891	$80,000
Year 5 Ending Value	$80,378	$75,000
Year 6 Ending Value	$72,789	$65,000
Year 7 Ending Value	$70,294	$60,321
Year 8 Ending Value	$67,724	$55,643
Year 9 Ending Value	$65,077	$50,964
Year10 Ending Value	$62,351	$46,286

In each year you take a withdrawal that does not exceed the maximum annual withdrawal under your GLWB, the Premium Protection death benefit will be reduced dollar for dollar. For withdrawals that are in excess of the maximum annual withdrawal under your GLWB, the portion that exceeds the maximum annual withdrawal will reduce your Premium Protection GMDB amount by the greater of dollar for dollar or pro rata. In this example, the excess withdrawal of $5,000 in year 6 reduced the Premium Protection GMDB amount dollar for dollar because the Contract Value was higher than the Premium Protection GMDB amount on the date of the withdrawal. The excess withdrawal also reduces the GLWB Base, which in turn lowers the maximum annual amount available for withdrawal under the GLWB and, therefore, bears on future reductions to the Premium Protection GMDB amount.

Premium Protection Plus Example

The following is an example of how the Premium Protection Plus Rider works.

Assume you purchase a contract with an initial purchase payment of $100,000, the annuitant is under age 76 at the time of purchase, and you select the Premium Protection Plus Rider, which can only be purchased in conjunction with a GLWB

Form 8598	93

rider. Further assume (i) in the first year return is -5% net of fees and each subsequent year’s return is 3% net of fees; (ii) your initial GLWB maximum annual withdrawal rate is 5%; (iii) you start withdrawing the maximum amount allowed under the rider ($5,000) in year 1; (iv) you take a withdrawal of $10,000 on the last day of contract year 6; (v) you then continue to take the maximum allowable amount under your GLWB in the following years; and (vi) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and Premium Protection Plus GMDB amount at the end of each contract year.

	Contract Value	Premium Protection Plus GMDB Amount
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$90,000	$100,000
Year 2 Ending Value	$87,700	$100,000
Year 3 Ending Value	$85,331	$100,000
Year 4 Ending Value	$82,891	$100,000
Year 5 Ending Value	$80,378	$100,000
Year 6 Ending Value	$72,789	$93,572
Year 7 Ending Value	$70,294	$93,572
Year 8 Ending Value	$67,724	$93,572
Year 9 Ending Value	$65,077	$93,572
Year10 Ending Value	$62,351	$93,572

In each year you take a withdrawal that does not exceed the maximum annual withdrawal under your GLWB, the Premium Protection Plus death benefit will not be reduced. For withdrawals that are in excess of the maximum annual withdrawal under your GLWB, the portion that exceeds the maximum annual withdrawal will reduce your Premium Protection Plus GMDB amount by the greater of dollar for dollar or pro rata. In this example, the excess withdrawal of $5,000 in year 6 reduced the Premium Protection Plus GMDB amount pro rata because the Contract Value was lower than the Premium Protection GMDB amount on the date of the withdrawal. The excess withdrawal also reduces the GLWB Base, which in turn lowers the maximum annual amount available for withdrawal under the GLWB and, therefore, bears on future reductions to the Premium Protection Plus GMDB amount.

5% GMDBR85 Plus Example

The following is an example of how the 5% GMDBR85 Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the 5% GMDBR85 Plus. Further assume (i) a return of 4% annually net of fees for the first five years and 1% annually net of fees in subsequent years; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you take an excess withdrawal in the amount of $10,000 on the last day of year 5; (iv) you withdraw the maximum allowed of 5% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 8; and (v) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and 5% GMDBR85 Plus values at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$104,000	$105,000
Year 2 Ending Value	$108,160	$110,250
Year 3 Ending Value	$112,486	$115,763
Year 4 Ending Value	$116,986	$121,551
Year 5 Ending Value	$111,665	$117,426

Form 8598	94

Year 6 Ending Value	$110,549	$123,297
Year 7 Ending Value	$109,443	$129,462
Year 8 Ending Value	$101,876	$129,462
Year 9 Ending Value	$94,384	$129,462
Year10 Ending Value	$86,967	$129,462

In each year you do not take a withdrawal the rider grows at an annual effective rate of 5%. In years that you withdraw the maximum allowed under the rider, the 5% GMDBR85 Plus rider will have the same value at the end of each contract year. In years that you take an excess withdrawal the 5% GMDBR85 rider value will be adjusted pro rata for the portion that exceeds the maximum amount allowed under the rider.

GMDBR80 Plus Example

The following is an example of how the GMDBR80 Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMDBR80 Plus. Further assume (i) a return of 5% net of fees annually for the first five years and -1% annually net of fees in subsequent years; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you take an excess withdrawal in the amount of $10,000 on the last day of year 5; (iv) you withdraw the maximum allowed of 6% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 8; and (v) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and GMDBR80 Plus values at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$105,000	$106,000
Year 2 Ending Value	$110,250	$112,360
Year 3 Ending Value	$115,763	$119,102
Year 4 Ending Value	$121,551	$126,248
Year 5 Ending Value	$117,628	$123,697
Year 6 Ending Value	$116,452	$131,119
Year 7 Ending Value	$115,287	$138,986
Year 8 Ending Value	$105,795	$138,986
Year 9 Ending Value	$96,398	$138,986
Year10 Ending Value	$87,095	$138,986

In each year you do not take a withdrawal the rider grows at an annual effective rate of 6%. In years that you withdraw the maximum allowed under the rider, the GMDBR 80 Plus rider will have the same value at the end of each contract year. In years that you take an excess withdrawal the GMDBR80 Plus rider value will be adjusted pro rata for the portion that exceeds the maximum amount allowed under the rider.

GMDBR85 Plus Example

The following is an example of how the GMDBR 85 Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMDBR85 Plus. Further assume (i) a return of 5% net of fees annually for the first five years and -1% annually net of fees in subsequent years; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you take an excess withdrawal in the amount of $10,000 on the last day of year 5; (iv) you withdraw the maximum allowed of 6% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 8; and (v) you don’t take any

Form 8598	95

other withdrawals or add additional premium. The following shows your Contract Value and GMDBR85 Plus values at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$105,000	$106,000
Year 2 Ending Value	$110,250	$112,360
Year 3 Ending Value	$115,763	$119,102
Year 4 Ending Value	$121,551	$126,248
Year 5 Ending Value	$117,628	$123,697
Year 6 Ending Value	$116,452	$131,119
Year 7 Ending Value	$115,287	$138,986
Year 8 Ending Value	$105,795	$138,986
Year 9 Ending Value	$96,398	$138,986
Year10 Ending Value	$87,095	$138,986

In each year you do not take a withdrawal the rider grows at an annual effective rate of 6%. In years that you withdraw the maximum allowed under the rider, the GMDBR85 Plus rider will have the same value at the end of each contract year. In years that you take an excess withdrawal the GMDBR85 Plus rider value will be adjusted pro rata for the portion that exceeds the maximum amount allowed under the rider.

5% GMDBR80 Plus Example

The following is an example of how the 5% GMDBR80 Plus rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the 5% GMDBR80 Plus. Further assume (i) a return of 3% annually net of fees; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you withdraw the maximum allowed of 5% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 4; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and 5% GMDBR80 Plus GMDB amount at the end of each contract year.

	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$103,000	$105,000
Year 2 Ending Value	$106,090	$110,250
Year 3 Ending Value	$109,273	$115,763
Year 4 Ending Value	$106,763	$115,763
Year 5 Ending Value	$104,178	$115,763
Year 6 Ending Value	$101,515	$115,763
Year 7 Ending Value	$98,772	$115,763
Year 8 Ending Value	$95,947	$115,763
Year 9 Ending Value	$93,037	$115,763
Year10 Ending Value	$90,040	$115,763

Form 8598	96

In each year you do not take a withdrawal the rider grows at an annual effective rate of 5%. In years that you withdraw the maximum allowed under the rider, the 5% GMDBR80 Plus rider will have the same value at the end of each contract year.

ARDBR Example

The following is an example of how the ARDBR works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the ARDBR. Further assume (i) a return of 10% annually net of fees for the first 2 years and 3% annually net of fees in subsequent years; (ii) you elect to reset the rider in year 1, but not in year 2; (iii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you withdraw the maximum allowed of 6% of the anniversary ARDBR earnings base on the last day of each contract year beginning in year 6; snf (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and ARDBR step-up base and ARDBR earnings base at the end of each contract year.

	Contract Value	ARDBR Step-Up Base	ARDBR Earnings Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$116,600
Year 3 Ending Value	$124,630	$124,630	$123,596
Year 4 Ending Value	$128,369	$128,639	$131,012
Year 5 Ending Value	$132,220	$132,220	$138,872
Year 6 Ending Value	$127,854	$127,854	$138,872
Year 7 Ending Value	$123,358	$123,358	$138,872
Year 8 Ending Value	$118,726	$118,726	$138,872
Year 9 Ending Value	$113,955	$113,955	$138,872
Year10 Ending Value	$109,042	$109,042	$138,872

On anniversaries in which the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The earnings base earns 6% annually. At the end of year 1 the earnings base is reset to the Contract Value, but it is not at the end of year 2 because you did not elect to reset the ARDBR by resetting the GMIB. Instead, the earnings base has increased by 6%. Starting in year 6, the withdrawals you take reduce the step-up base pro rata and the earnings base by the amount taken. Because the Contract Value experiences positive market gains in the same years that withdrawals are taken, the step-up base after withdrawals is less than the Contract Value on the following contract anniversary, and is therefore increased to the Contract Value in each of those years. Because the earnings base accumulates at 6% per year and your 6% withdrawal reduces it dollar for dollar, the anniversary value of the earnings base remains the same in each of those years.

ARDBR (2009) Example

The following is an example of how the ARDBR (2009) works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the ARDBR (2009). Further assume (i) a return of 10% annually net of fees for the first 2 years and 3% annually net of fees in subsequent years; (ii) you elect to reset the rider in year 1, but not in year 2; (iii) none of the assets are allocated to the Fixed Accumulation Account; and (iii) you withdraw the maximum allowed of 5% of the anniversary the ARDBR (2009) earnings base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and ARDBR (2009) step-up base and ARDBR (2009) earnings base at the end of each contract year.

	Account Value	ARDBR (2009) Step-Up Base	ARDBR (2009) Earnings Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$115,500

Form 8598	97

Year 3 Ending Value	$124,630	$124,630	$121,275
Year 4 Ending Value	$128,369	$128,369	$127,339
Year 5 Ending Value	$132,220	$132,220	$133,706
Year 6 Ending Value	$129,501	$129,501	$133,706
Year 7 Ending Value	$126,701	$126,701	$133,706
Year 8 Ending Value	$123,817	$123,817	$133,706
Year 9 Ending Value	$120,846	$120,846	$133,706
Year10 Ending Value	$117,786	$117,786	$133,706

On anniversaries in which the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The earnings base earns 5% annually. At the end of year 1 the earnings base is reset to the Contract Value, but it is not at the end of year 2 because you did not elect to reset the ARDBR (2009) by resetting the GMIB. Instead, the earnings base has increased by 5%. Starting in year 6, the withdrawals you take reduce the step-up base pro rata and the earnings base by the dollar amount taken. Because the Contract Value experiences positive market gains in same years that withdrawals are taken, the step-up base after withdrawals is less than the Contract Value on the following contract anniversary, and is therefore increased to the Contract Value in each of those years. Because the earnings base accumulates at 5% per year and your 5% withdrawal reduces it dollar for dollar, the anniversary value of the earnings base remains the same in each of those years.

Gain Enhancement Benefit Example

The following is an example of how the Gain Enhancement Benefit rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Gain Enhancement Benefit rider. Further assume (i) for the first 9 years the Contract Value grows by 5% per year net of all fees and that in year 10 the return net of fees is -5%; and (ii) you do not add any additional premium or take any withdrawals. The following shows your Contract Value and Gain Enhancement Benefit value at the end of each contract year.

	Contract Value	Gain Enhancement Benefit Value
Year 1 Starting Value	$100,000	$0
Year 1 Ending Value	$105,000	$1,250
Year 2 Ending Value	$110,250	$2,563
Year 3 Ending Value	$115,763	$3,941
Year 4 Ending Value	$121,551	$5,388
Year 5 Ending Value	$127,628	$6,907
Year 6 Ending Value	$134,010	$8,502
Year 7 Ending Value	$140,710	$10,178
Year 8 Ending Value	$147,746	$11,936
Year 9 Ending Value	$155,133	$13,783
Year10 Ending Value	$147,376	$11,844

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The Gain Enhancement Benefit value is equal to 25% of the lesser of (i) two times total net purchase payments less pro rata withdrawals; and (ii) the Contract Value minus total net purchase payments less pro rata withdrawals, but can never exceed $1,000,000. In each of the first 9 years the Gain Enhancement Benefit value grows as the Contract Value increases. In year 10 the Gain Enhancement Benefit values decreases because the Contract Value decreases.

Gain Enhancement Benefit Plus Example

The following is an example of how the Gain Enhancement Benefit Plus rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Gain Enhancement Benefit Plus rider. Further assume (i) for the first 9 years the Contract Value grows by 5% per year net of all fees and that in year 10 the return net of fees is -5%; and (ii) you do not add any additional premium or take any withdrawals. The following shows your Contract Value and Gain Enhancement Benefit Plus value at the end of each contract year.

	Contract Value	Gain Enhancement Benefit Plus value
Year 1 Starting Value	$100,000	$0
Year 1 Ending Value	$105,000	$2,000
Year 2 Ending Value	$110,250	$4,100
Year 3 Ending Value	$115,763	$6,305
Year 4 Ending Value	$121,551	$8,620
Year 5 Ending Value	$127,628	$11,051
Year 6 Ending Value	$134,010	$13,604
Year 7 Ending Value	$140,710	$16,284
Year 8 Ending Value	$147,746	$19,098
Year 9 Ending Value	$155,133	$22,053
Year10 Ending Value	$147,376	$18,950

The Gain Enhancement Benefit Plus value is equal to 40% of the lesser of (i) two and half times total net purchase payments less pro rata withdrawals; and (ii) the Contract Value minus total net purchase payments less pro rata withdrawals. In each of the first 9 years the Gain Enhancement Benefit Plus value grows as the contract value increases. In year 10 the Gain Enhancement Benefit values decreases because the Contract Value decreases.

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Appendix C

Prior Riders

This Appendix describes certain optional riders that were previously sold. Not all of the riders may have been available in all states.

Optional Death Benefit Riders

5% GMDBR80 Plus/GMDBR85 Plus.

In those states where permitted, in the past we offered the 5% GMDBR80 Plus at the time the contract was issued. In the past, we offered the 5% GMDBR85 Plus. You cannot purchase either of these riders once the annuitant is 76 years old.

With the 5% GMDBR80 Plus and the 5% GMDBR85 Plus, the death benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for 5% GMDBR85 Plus), at an effective annual rate of 5% for values in variable portfolios (other than the Fidelity® VIP Government Money Market Portfolio). Values in the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account will accumulate at the lesser of 5% or the rate being credited to the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with 5% GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals. There is no maximum benefit amount for the 5% GMDBR85 Plus.

Any withdrawals in a contract year equal to or less than 5% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 5% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount and the maximum death benefit amount will both be reduced by the same percentage that the Contract Value was reduced because of the withdrawal in excess of 5%. There is an additional annual charge for this option of 0.45% of the 5% GMDBR80 Plus amount or 0.70% for the 5% GMDBR85 Plus amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The only differences between the 5% GMDBR80 Plus and 5% GMDBR85 Plus are that the 5% GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.70% instead of 0.45% and there is no maximum benefit for the 5% GMDBR85 Plus.

GMDBR80 Plus/GMDBR85 Plus.

In those states where permitted, in the past we may have offered the GMDBR80 Plus or GMDBR85 Plus at the time the contract was issued. You could not purchase either of these riders once the annuitant was 76 years old.

With the GMDBR80 Plus and GMDBR85 Plus, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for GMDBR85 Plus), at an effective annual rate of 6% for values in variable portfolios (other than the Fidelity® VIP Government Money Market Portfolio). Values in the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account will accumulate at the lesser of 6% or the rate being credited to the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals. There is no maximum benefit amount for the GMDBR85 Plus.

Any withdrawals in a contract year equal to or less than 6% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 6% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit

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amount and the maximum death benefit amount will both be reduced by the same percentage that the Contract Value was reduced because of the withdrawal in excess of 6%. There is an additional annual charge for this option of 0.25% of the GMDBR80 Plus amount (which rate may be increased to no more than 0.30% on contracts issued in the future), or 0.45% for the GMDBR85 Plus amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The only differences between the GMDBR80 Plus and GMDBR85 Plus are that the GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.45% instead of 0.25% and there is no maximum benefit for the GMDBR85 Plus.

Annual Reset Death Benefit Rider.

The following describes the optional Annual Reset Death Benefit riders (“ARDBR”) that we offered in the past. Not all of the riders may have been available in all states. You may only have one of the ARDBR riders on your contract. The ARDBR riders we have offered in the past are referred to as the "ARDBR" and "ARDBR (2009)". Generally, the ARDBR riders provide a death benefit equal to the greater of the “earnings base” or the “step-up base” as described below. The ARDBR riders allow you to reset the earnings base each contract year.

ARDBR (2009)

In those states where permitted, we offered the ARDBR (2009) at the time the contract was issued. This rider was available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. If the ARDBR (2009) was available, you could not purchase the ARDBR. You could not purchase the ARDBR (2009) before the annuitant was 45 years old or once the annuitant was 76 years old. With this optional rider, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The GMDB amount with the ARDBR (2009) is the greater of the (a) “earnings base” or (b) “step-up base.”

Earnings Base  The initial earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The earnings base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios. However, Contract Values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for ARDBR (2009) is 5%.

The earnings base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the ARDBR withdrawal amount will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. The ARDBR withdrawal amount is determined by multiplying the ARDBR withdrawal percentage by the earnings base as of the beginning of the contract year. The ARDBR withdrawal percentage for ARDBR (2009) is 5%. For example, if the earnings base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the earnings base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than ARDBR withdrawal amount will not reduce the earnings base.

If you take withdrawals before the end of the year, there is a risk that the amount of your earnings base at the beginning of the next contract year will be less than the earnings base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the earnings base at the beginning of the next contract year so that it equals the earnings base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the ARDBR withdrawal amount will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will be reduced by the same percentage the withdrawal in excess of the ARDBR withdrawal amount reduces your Contract Value. If your Contract Value is lower than your earnings base, a pro rata reduction will reduce your earnings base by a greater amount than a dollar for dollar reduction would. For example, assume you have already withdrawn your ARDBR withdrawal amount. If your Contract Value is $100,000, your earnings base is $110,000 and you withdraw another $1,000, your earnings base will be reduced to $108,900, i.e. $110,000 – ([$1,000/$100,000] x $110,000). If your Contract Value is higher than your earnings base, a pro rata reduction will reduce your earnings base less than a dollar for dollar reduction would. For example, assume you have already withdrawn your ARDBR withdrawal amount. If your Contract Value is $110,000, your earnings base is $100,000 and you withdraw another $1,000, your earnings base will be reduced to $99,090, i.e. $100,000 – ([$1,000/$110,000] x $100,000).

The earnings base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the total death benefit amount with this rider will not exceed 15

Form 8598	101

times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the ARDBR withdrawal amount will reduce the maximum earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the ARDBR withdrawal amount will reduce the maximum earnings base pro rata.

Step-Up Base.  At contract issue, the step-up base equals net purchase payments. On each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your Contract Value.

Resets.  On any contract anniversary, you may elect to reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. On reset, the ARDBR (2009) earnings base and the GMIB Plus with Annual Reset (2009) rider guaranteed earnings income base will both be reset to the then-current Contract Value. Therefore, if you reset to a higher base, your death benefit under the ARDBR (2009) and income benefit under the GMIB Plus with Annual Reset (2009) rider will increase. If you reset, the ARDBR maximum earnings base will be reset to 15 times the then-current Contract Value. Because you may only reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) and because you may decline an increase in charge for the GMIB Plus with Annual Reset (2009) by refusing such reset, please note that if you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing the reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

Rider Charge.  There is an additional annual charge for the ARDBR (2009) of 0.85% of your death benefit amount. Effective May 28, 2021, the annual charge is 1.40%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the ARDBR (2009), which we guarantee will not exceed 1.40%. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The ARDBR (2009) is available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009).

Termination.  Since you may only have the ARDBR (2009) if you have the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be terminated.

You may terminate the ARDBR (2009) as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination.

ARDBR

If the ARDBR (2009) was not available, in those states where permitted, we offered the ARDBR at the time the contract was issued. This rider was available only when purchased in conjunction with the GMIB Plus with Annual Reset described later in this prospectus. You could not purchase the ARDBR after the annuitant was age 75. With this optional rider, the death benefit is the greater of (a) the Contract Value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The GMDB amount with the ARDBR is the greater of the (i) “earnings base” or (ii) “step-up base”.

Earnings Base.  The initial earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The earnings base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant reaches age 85, at an annual effective rate of 6% for values in variable portfolios (other than the Fidelity® VIP Government Money Market Portfolio). However, Contract Values allocated in the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account will earn the rate of return being earned in those accounts. The earnings base is decreased by withdrawals. Any withdrawals during a contract year less than or equal to 6% of the earnings base as of the beginning of the contract year will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of 6% of the earnings base at the beginning of the contract year will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will decrease by the same percentage reduction of the Contract Value that resulted from the withdrawal in excess of 6%.

Step-Up Base.  At contract issue, the step-up base equals net purchase payments. Each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis.

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Resets.  On any contract anniversary, you may elect to reset the ARDBR by resetting the GMIB Plus with Annual Reset. On reset, the ARDBR earnings base and the GMIB Plus with Annual Reset’s guaranteed earnings income base will both equal the then-current Contract Value. Therefore, if you reset to a higher base, your death benefit under the ARDBR and income benefit under the GMIB Plus with Annual Reset will increase.

Rider Charge.  There is an additional annual charge for the ARDBR of 0.60% of your death benefit amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

Termination.  You may cancel the ARDBR as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination.

Optional Guaranteed Minimum Income Benefit (“GMIB”) Riders

This section describes the optional Guaranteed Minimum Income Benefit (“GMIB”) riders that we offered in the past. Not all of the riders may have been available in all states. You may only have one of the GMIB riders on your contract. Except as described below, if you choose a GMIB rider, you cannot later discontinue it. The GMIB riders we offered in the past are the GMIB Plus with Annual Reset (2009), GMIB Plus with Annual Reset, GMIB Plus with Five Year Reset, GMIB Plus and GMIB. The GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA such as those associated with the GMIB riders, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.

GMIB Plus with Annual Reset (2009)

In those states where permitted, we offered the GMIB Plus with Annual Reset (2009) rider at the time the contract is issued. You may not purchase the GMIB Plus with Annual Reset (2009) before the annuitant is age 45 or once the annuitant is age 79. If the GMIB Plus with Annual Reset (2009) was available, you could not purchase the GMIB Plus with Annual Reset. If the GLWB or Joint GLWB was available, you could not purchase the GMIB Plus with Annual Reset (2009).

The following is a summary of the GMIB Plus with Annual Reset (2009) rider. There are several terms used in this summary that are defined in the paragraphs below. The rider permits you take a withdrawal amount annually that equals 5% of your guaranteed earnings income base regardless of your Contract Value and without paying a surrender charge. Your permitted withdrawal amount will change at the beginning of each contract year to reflect any withdrawals taken in the prior contract year. After 10 years, you may begin to receive the guaranteed minimum income benefit payments described in this rider. You may choose to receive annuity payments as provided in your contract during the 10 year period, but your GMIB Plus with Annual Reset (2009) rider will then be of no further value to you. Your GMIB payments will be determined by applying your guaranteed income base to the annuity tables in the rider. The guaranteed income base is the greater of (a) your guaranteed earnings income base or (b) your step-up base. Your guaranteed earnings income base takes into account net purchase payments, a specified increase for each valuation period of your Contract Value, and withdrawals. Your step-up base is an amount that takes into account any increases to your Contract Value on each contract anniversary before annuitization. Certain contract owner actions can increase or decrease the base amounts (for example, making additional purchase payments, not taking permitted annual withdrawals, or withdrawals more than the annual amount permitted under the rider).

Guaranteed earnings income base.

The initial guaranteed earnings income base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The guaranteed earnings income base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios. However, Contract Values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for the GMIB Plus with Annual Reset (2009) is 5%.

The guaranteed earnings income base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce the guaranteed earnings income base by the amount of such withdrawals, in other words dollar for dollar. The GMIB withdrawal amount is

Form 8598	103

determined by multiplying the GMIB withdrawal percentage by the guaranteed earnings income base as of the beginning of the contract year. The GMIB withdrawal percentage for the GMIB Plus with the Annual Reset (2009) is 5%. For example, if the guaranteed earnings income base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the guaranteed earnings income base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than GMIB withdrawal amount will not reduce the guaranteed earnings income base.

If you take withdrawals before the end of the year, there is a risk that the amount of your guaranteed earnings income base at the beginning of the next contract year will be less than the guaranteed earnings income base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the guaranteed earnings income base at the beginning of the next contract year so that it equals the guaranteed earnings income base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. Under a pro rata reduction, the guaranteed earnings income base will be reduced by the same percentage that the withdrawal in excess of the GMIB withdrawal amount reduces your Contract Value. Only the portion of a withdrawal that is in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. A pro rata reduction may materially reduce the income available under the GMIB rider in future years. Unless you are within the “no lapse” period described below, if you take an excess withdrawal and your Contract Value falls to zero, your rider and contract will terminate.

As an example of how withdrawals work under the GMIB Plus with Annual Reset (2009), assume your guaranteed earnings income base is $100,000 at the beginning of a contract year, so your GMIB withdrawal amount is $5,000 ($100,000 x .05). That means you can withdraw $5,000 dollar for dollar during that contract year. Assume your Contract Value is $90,000 and you take a withdrawal of $6,000. First, we process the portion of the withdrawal that is dollar for dollar, $5,000. Taking into account that portion of the withdrawal, your Contract Value is reduced to $85,000 and your guaranteed earnings income base to $95,000. Then, we process the portion of the withdrawal in excess of the GMIB withdrawal amount, $1,000. Because you have already taken your GMIB withdrawal amount, the $1,000 withdrawal will reduce the guaranteed earnings income base pro rata. Your guaranteed earnings income base is then reduced to $93,882, i.e. $95,000 – ([$1,000/$85,000] x $95,000).

The guaranteed earnings income base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the guaranteed income base, which is used to determine the monthly annuity payments under this rider, will not exceed 15 times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce this limit by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the GMIB withdrawal amount will reduce this limit pro rata.

Step-up base.

At contract issue, the step-up base equals net purchase payments. The step-up base will increase automatically each contract anniversary, until the anniversary following the annuitant’s 85th birthday, if the Contract Value is higher than the previous step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your Contract Value.

Annuitization.

You may not annuitize your contract under the rider until the GMIB Plus with Annual Reset (2009) rider has been in effect for at least 10 years. We may refer to this time period as the “10 year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary (or 10th anniversary of the date the rider was last reset, if applicable) or within 30 days after any later anniversary before the annuitant is age 91.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB Plus with Annual Reset (2009) rider, we will pay the larger amounts.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a Contract Value or guarantee performance of any investment option. The level of lifetime income guaranteed by a GMIB rider may be

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less than the income that our current annuity factors would provide because (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then-offered immediate annuities.

In those states where permitted, you may qualify for guaranteed minimum annual annuitization levels if you meet the conditions described below. The guaranteed minimum annual annuitization levels equal the percentages specified below of the guaranteed income base if you take no withdrawals before the contract anniversary immediately prior to the corresponding annuitant’s birthday specified below and your Contract Value is reduced to zero on or after the contract anniversary immediately prior to the annuitant’s birthday specified below.

Annuitant’s Birthday	Minimum Annuitization Level
60th	5%
65th	5.5%
70th	6%

These guaranteed minimum annuitization levels only apply if (i) after you begin withdrawals on or after the ages specified above, you have never withdrawn in any one contract year more than 5% of the guaranteed earnings income base and (ii) you select annuity option 1, life annuity with period certain, paid in monthly installments, under the rider. The effect of these guaranteed annuitization levels is to allow you to continue to receive payments equal to or greater than what you were receiving prior to annuitization if you were withdrawing 5% of the guaranteed earnings income base at that time. For example, if you do not take any withdrawals until the annuitant is 65 and then only take withdrawals that are no more than 5% of the guaranteed earnings income base, you will receive payments of at least 5.5% when your Contract Value is reduced to zero. This only applies if you select annuity option 1, life annuity with period certain, paid in monthly installments.

No Lapse.

With the GMIB Plus with Annual Reset (2009) rider, there is a “no lapse” provision allowing annuitization if your Contract Value is reduced to zero before the initial 10 year annuitization waiting period ends. With this provision, if prior to the time you are eligible to annuitize using your guaranteed income base, your Contract Value becomes zero, you can, at your option, annuitize your contract using your guaranteed income base at the annuitization rates provided under the rider for your age at the time of annuitization. However, if during any one contract year you withdraw more than the GMIB withdrawal amount, the “no lapse” protection is not available from the point of that “excess” withdrawal forward and you will forfeit this protection. If the GMIB rider is reset and your Contract Value at time of reset is greater than the guaranteed income base, then the “no lapse” protection will be reinstated. If the GMIB rider is reset and your Contract Value at the time of reset is less than the guaranteed income base, the “no-lapse” protection will not be reinstated.

Investment Restrictions.

Effective March 3, 2017, in order to have the GMIB Plus with Annual Reset (2009) rider, you must allocate any variable account portion of your purchase payments and Contract Value to (a) one of ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio or ON Moderate Growth Model Portfolio or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. These revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may allocate all or any portion of your purchase payments and Contract Value to the Fixed Accumulation Account. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A, we will terminate your GMIB Plus with Annual Reset (2009) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.

Resets.

Subject to certain limitations, the GMIB Plus with Annual Reset (2009) rider provides you the option of resetting the guaranteed earnings income base to the current Contract Value each and every contract anniversary prior to the annuitant’s 81st birthday. If the Contract Value at the time of reset is higher than the guaranteed earnings income base and you reset, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying us within 30 days after the contract anniversary date in writing or other method we agree to. If you reset, the maximum guaranteed earnings income base will be reset to 15 times the then-current Contract Value. The guaranteed earnings income base is not reset automatically to the current Contract Value. You must elect to reset it.

If you elect to reset the guaranteed earnings income base, a new 10 year annuitization waiting period will begin. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose

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to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

When the optional death benefit ARDBR (2009) has also been purchased, resetting the GMIB Plus with Annual Reset (2009) also resets the ARDBR (2009) earnings base. Resetting the GMIB Plus with Annual Reset (2009) is the only way in which the ARDBR (2009) can be reset.

Rider Charge.

There is an additional annual charge for the GMIB Plus with Annual Reset (2009) rider of 0.95% of your guaranteed income base. Effective May 28, 2021, the annual charge is 1.50%. This new charge will apply to your rider if you elect to reset the rider. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the GMIB Plus with Annual Reset (2009) rider, which we guarantee will not exceed 1.50%. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

If you have notified us that you elect to reset and we notify you of a charge increase effective upon reset, you may decline to accept an increase in the charge for the rider by revoking your request to reset. If you wish to decline an increase in charge by revoking the reset, you must notify us in writing, or in any other manner acceptable to us, within 30 days after the contract anniversary the guaranteed earnings income base is reset. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased upon reset to the then-current charge for the GMIB Plus with Annual Reset (2009) rider.

Please note that if you have purchased the ARDBR (2009) and you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

The annual charge for the rider will continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees. The charge for the GMIB Plus with Annual Reset (2009) rider ends when you begin to receive annuity or GMIB payments, or the rider has expired at the first contract anniversary after the annuitant’s 90th birthday.

You may withdraw the GMIB withdrawal amount under the rider without a surrender charge even if that amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and will not affect the amount you receive under this rider. In addition, the withdrawal fee will not be considered a withdrawal under the rider.

Since you may only purchase the ARDBR (2009) if you purchase the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and subsequently violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be terminated.

Required Minimum Distributions.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Your required minimum distribution per year may exceed your GMIB withdrawal amount which would result in a pro rata reduction in the guaranteed earnings income base. See “Federal Tax Status” and “Appendix F —IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin taking withdrawals until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB Plus with Annual Rest (2009) rider is appropriate for you.

Other Versions

This section describes the other optional GMIB riders that we offered in the past. Not all of the riders may have been available in all states.

GMIB

You may have added a GMIB rider to your contract at the time the contract was issued. All of the GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments.

The amount of these payments for the GMIB rider is determined by applying the “guaranteed income base” to the annuity tables in the GMIB rider. The guaranteed income base is the greater of (a) your “guaranteed earnings income base,” which is your total purchase payments, from the time the GMIB rider is issued until the GMIB payments begin or you reach age 85, accumulated at an annual rate of 6% or (b) your “step-up base,” which is your highest total Contract Value as of any contract anniversary before the annuitant attains age 80. The guaranteed income base is reduced proportionately for any withdrawals.

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If the annuitant is age 76 to 80 when GMIB is purchased, the guaranteed annual rate is 4% instead of 6%. You may not purchase GMIB after the annuitant is age 80.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB rider, we will pay the larger amounts.

If you choose GMIB, there is an annual charge, at the end of each contract year, of 0.45% of the guaranteed income base as of each contract anniversary. The charge for GMIB ends when you begin to receive annuity or GMIB payments, or the rider has expired at the later of your age 85 or 10 years after you purchased the rider. Except as described below, if you choose GMIB, you cannot later discontinue it. The annual charge for GMIB will continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees. The GMIB rider is no longer available. Last available purchase date depends on state of contract issue. See your representative for more information.

You may not begin to receive GMIB payments until the GMIB rider has been in effect for at least 10 years. We may refer to this time period as the “ten year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary or within 30 days after any later anniversary before the annuitant is age 85. If the annuitant is age 76 to 80 when you purchase GMIB, your GMIB payments must begin on the rider’s 10th anniversary.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a Contract Value or guarantee performance of any investment option. The level of lifetime income guaranteed by GMIB may be less than the income that our current annuity factors would provide because, (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then-offered immediate annuities.

GMIB Plus

In those states where permitted, we offered a GMIB “Plus” rider. The GMIB Plus rider is no longer available. Last available purchase date depends on state of contract issue. See your representative for more information. You may not have both GMIB and GMIB Plus on the same contract, and we may limit the availability of one or the other of the riders in any state. GMIB Plus is identical to GMIB except for these three differences:

(1) For GMIB Plus, any withdrawals you make during a contract year equal to or less than the amount that the guaranteed earnings base has increased during that year will reduce the guaranteed earnings income base dollar for dollar.

(2) The step-up income base is your highest total Contract Value as of any anniversary before the annuitant attains age 85, rather than 80.

(3) The annual charge for GMIB Plus is 0.55% of the guaranteed income base.

GMIB Plus with Five Year Reset

In those states where permitted, we offered a GMIB Plus with Five Year Reset rider. The GMIB Plus with Five Year Reset was not available for purchase after May 15, 2009. The GMIB Plus with Five Year Reset was not available for purchase after the annuitant was age 79. The GMIB Plus with Five Year Reset rider is identical to GMIB Plus except:

(1) For the GMIB Plus with Five Year Reset you may reset the guaranteed earnings income base on the fifth contract anniversary and the annual charge is 0.55% of the guaranteed income base.

(2) There is a “no lapse” provision allowing annuitization if your Contract Value is reduced to zero before the ten year annuitization waiting period.

With the “no-lapse” provision listed above, if prior to the time you are eligible to annuitize using your guaranteed income base, your Contract Value becomes zero, you can, at your option, annuitize your contract using your then-guaranteed income base at the annuitization rates provided under the GMIB rider for your then-age. However, if during the ten year rider period you withdraw more than amounts eligible for dollar-for-dollar treatment to the guaranteed earnings income base, you will forfeit this protection. That is to say, if during any one contract year you withdraw more than 6% of the guaranteed earnings income base (4% if the rider was issued after age 75) the “no lapse” protection is not available from the point of that “excess” withdrawal forward. We may allow you to reinstate the “no lapse” protection if the GMIB rider is reset and your Contract Value at the time of reset is greater than the guaranteed income base.

GMIB Plus with Annual Reset

In those states where permitted, we offered a GMIB Plus with Annual Reset rider. You could not purchase the GMIB Plus with Annual Reset if the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB was available. You could purchase GMIB Plus with Annual Reset until the annuitant was age 75. GMIB Plus with Annual Reset rider is identical to GMIB Plus

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with Five Year Reset rider except that you may reset the guaranteed earnings income base on each contract anniversary and the annual charge is 0.70% of the guaranteed income base.

The effect of the GMIB, GMIB Plus, GMIB Plus with Five Year Reset, and GMIB Plus with Annual Reset riders is to allow you to withdraw an amount equal to the amount by which your guaranteed earnings income base has grown without reducing the guaranteed earnings income base below its amount as of the beginning of the current contract year. The GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset allow those contract owners to access cash values for income immediately, provided no more than 6% (or 4% depending on age at the time the rider is issued) is withdrawn yearly, while leaving the guaranteed earnings income base at or above the level it began the contract year at. You could for instance take withdrawals of 6% (4% for issue ages 76 or greater) of the contract year’s beginning guaranteed earnings income base year after year and the guaranteed earnings income base would then remain at its original level if you make no other purchase payments or withdrawals. In contrast, the GMIB’s pro rata deduction against the guaranteed earnings income base could adversely impact the contract owners taking income in that the guaranteed amount could be reduced more aggressively than with the GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset riders. In any event, the step-up base is adjusted pro rata for any withdrawals.

Subject to certain limitations, the GMIB Plus with Five Year Reset and the GMIB Plus with Annual Reset riders provide you the option of resetting the guaranteed earnings income base to the then-current Contract Value. The GMIB Plus with Five Year Reset rider allows you to reset every 5th contract anniversary prior to the annuitant’s 75th birthday. The GMIB Plus with Annual Reset rider allows you to reset each and every contract anniversary up to the later of the annuitant’s 75th birthday or the fifth rider anniversary, with a minimum opportunity of 5 annual resets. If the Contract Value at the time of reset is higher than the guaranteed earnings income base, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying the Company within 30 days after the contract anniversary date in writing or other method the Company agrees to. If you elect to reset the guaranteed earnings income base a new ten year annuitization waiting period will begin and you will be required to enter a new rider charge period. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

In any event, resetting may not be elected after the annuitant’s 79th birthday. Because of this, contract owners close to age 75 should consider whether the annual reset option is of benefit to them.

When the optional death benefit ARDBR has also been purchased, resetting the GMIB Plus with Annual Reset also resets the ARDBR earnings base. Resetting the GMIB Plus with Annual Reset is the only way in which the ARDBR can be reset.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Participants may be required to begin receiving payments from a tax qualified contract before the rider’s 10th anniversary. See “Federal Tax Status” and “Appendix F— IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin receiving GMIB payments until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB riders are appropriate for you.

Guaranteed Minimum Income Benefit (GMIB) Examples

The following provide examples of how the various Guaranteed Minimum Income Benefits work.

GMIB Example

The following is an example of how the GMIB works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMIB, and the annuitant is age 68 at the time of purchase. Further assume (i) a return of 7% annually net of fees for the first five years and -3% annually net of fees in subsequent years; (ii) you take a $10,000 withdrawal on the last day of year 8; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB step-up base and GMIB guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Step-Up Base	GMIB Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000

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Year 1 Ending Value	$107,000	$107,000	$106,000
Year 2 Ending Value	$114,490	$114,490	$112,360
Year 3 Ending Value	$122,504	$122,504	$119,102
Year 4 Ending Value	$131,080	$131,080	$126,248
Year 5 Ending Value	$140,255	$140,255	$133,823
Year 6 Ending Value	$136,048	$140,255	$141,852
Year 7 Ending Value	$131,966	$140,255	$150,363
Year 8 Ending Value	$118,007	$129,298	$146,934
Year 9 Ending Value	$114,466	$129,298	$155,750
Year10 Ending Value	$111,033	$129,298	$165,095

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In years that you take a withdrawal, the guaranteed earnings income base and step-up base are reduced on a pro rata basis. In this example, because the Contract Value increases in each of the first five years, the step-up base is automatically increased to the Contract Value on each anniversary. When the Contract Value subsequently decreases due to market performance, the step-up base remains at the highest anniversary Contract Value, and the guaranteed earnings income base continues to earn 6% per year. In year 8, you take a $10,000 withdrawal which reduces both the step-up base and the guaranteed earnings income base on a pro rata basis.

GMIB Plus Example

The following is an example of how the GMIB Plus works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMIB Plus, and the annuitant is age 70 at the time of purchase. Further assume (i) a return of 7% annually net of fees for the first five years and -3% annually net of fees in subsequent years; (ii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB-Plus step-up base and GMIB Plus guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus Step-Up Base	GMIB Plus Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$107,000	$107,000	$ 106,000
Year 2 Ending Value	$114,490	$114,490	$112,360
Year 3 Ending Value	$122,504	$122,504	$119,102
Year 4 Ending Value	$131,080	$ 131,080	$126,248
Year 5 Ending Value	$140,255	$140,255	$133,823
Year 6 Ending Value	$128,018	$131,977	$133,823
Year 7 Ending Value	$116,148	$123,444	$133,823
Year 8 Ending Value	$104,634	$114,646	$133,823
Year 9 Ending Value	$93,466	$105,576	$133,823
Year10 Ending Value	$82,633	$96,223	$ 133,823

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, because the Contract Value

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increases in each of the first five years, the step-up base is automatically increased to the Contract Value on each anniversary. When the Contract Value subsequently decreases due to market performance, the step-up base remains at the highest anniversary Contract Value, and the guaranteed earnings income base continues to earn 6% per year. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year and your 6% withdrawal reduces it dollar-for-dollar, the anniversary value of the guaranteed earnings income base remains the same on each anniversary in those years. The withdrawals reduce the step-up base pro rata.

GMIB Plus with Annual Reset Example

The following is an example of how the GMIB Plus with Annual Reset works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GMIB Plus with Annual Reset. Further assume (i) a return of 10% annually net of fees for the first 2 years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 1, but not in subsequent years; (iii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Annual Reset step-up base and GMIB Plus with Annual Reset guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus with Annual Reset Step-Up Base	GMIB Plus with Annual Reset Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$110,000	$110,000	$110,000
Year 2 Ending Value	$121,000	$121,000	$116,600
Year 3 Ending Value	$123,420	$123,420	$123,596
Year 4 Ending Value	$125,888	$125,888	$131,012
Year 5 Ending Value	$128,406	$128,406	$138,872
Year 6 Ending Value	$122,642	$122,642	$138,872
Year 7 Ending Value	$116,762	$116,762	$138,872
Year 8 Ending Value	$110,765	$110,765	$138,872
Year 9 Ending Value	$104,648	$104,648	$138,872
Year10 Ending Value	$98,409	$98,409	$138,872

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year one. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year, and your 6% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings income base remains the same on each anniversary in those years.

GMIB Plus with Five Year Reset Example

The following is an example of how the GMIB Plus with Five Year Reset works.

Assume you purchase a contract with an initial purchase payment of $100,000, select the GMIB Plus with Five Year Reset and the annuitant is under the age of 75 at the time of purchase. Further assume (i) a return of 8% annually net of fees for the first five years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 5; (iii) you begin taking withdrawals equal to 6% of the anniversary guaranteed earnings income base on the last day of each contract year beginning

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in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Five Year Reset step-up base and GMIB Plus with Five Year Reset guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus with Five Year Reset Step-Up Base	GMIB Plus with Five Year Guaranteed Earnings Income Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$108,000	$108,000	$106,000
Year 2 Ending Value	$116,640	$116,640	$112,360
Year 3 Ending Value	$125,971	$125,971	$119,102
Year 4 Ending Value	$136,049	$136,049	$126,248
Year 5 Ending Value	$146,933	$146,933	$146,933
Year 6 Ending Value	$141,056	$141,056	$146,933
Year 7 Ending Value	$135,061	$135,061	$146,933
Year 8 Ending Value	$128,946	$128,946	$146,933
Year 9 Ending Value	$122,709	$122,709	$146,933
Year10 Ending Value	$116,347	$116,347	$146,933

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 6%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year five. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 6% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 6% per year, and your 6% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings income base remains the same on each anniversary in those years.

GMIB Plus with Annual Reset (2009) Example

The following is an example of how the GMIB Plus with Annual Reset (2009) works.

Assume you purchase a contract with an initial purchase payment of $100,000, select the GMIB Plus with Annual Reset (2009) and the annuitant is under the age of 76 at the time of purchase. Further assume (i) a return of 7% annually net of fees for the first two years and 2% annually net of fees in subsequent years; (ii) you reset the rider in year 1, but not in subsequent years; (iii) you begin taking withdrawals equal to 5% of the anniversary guaranteed earnings income base on the last day of each contract year beginning in year 6; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value, GMIB Plus with Annual Reset (2009) step-up base and GMIB Plus with Annual Reset (2009) guaranteed earnings income base at the end of each contract year.

	Contract Value	GMIB Plus with Annual Reset (2009) Step-Up Base	GMIB Plus with Annual Reset (2009) Earnings Base
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$107,000	$107,000	$107,000
Year 2 Ending Value	$114,490	$114,490	$112,350
Year 3 Ending Value	$116,780	$116,780	$117,968
Year 4 Ending Value	$119,115	$119,115	$123,866

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Year 5 Ending Value	$121,498	$121,498	$130,059
Year 6 Ending Value	$117,424	$117,424	$130,059
Year 7 Ending Value	$113,270	$113,270	$130,059
Year 8 Ending Value	$109,033	$109,033	$130,059
Year 9 Ending Value	$104,710	$104,710	$130,059
Year10 Ending Value	$100,302	$100,302	$130,059

On anniversaries where the Contract Value exceeds the step-up base, the step-up base is increased to the Contract Value. The guaranteed earnings income base grows at an annual effective rate of 5%. In this example, you reset the guaranteed earnings income base to the Contract Value at the end of year one. Because the Contract Value experiences positive market performance each year, the step-up base, adjusted pro rata for withdrawals beginning in year 6, is automatically increased to the Contract Value on each anniversary. In year 6, you begin taking withdrawals in the amount of 5% of the anniversary guaranteed earnings income base. Because the guaranteed earnings income base accumulates at 5% per year, and your 5% withdrawals reduce it dollar-for-dollar, the value of the guaranteed earnings base remains the same on each anniversary in those years.

Optional Guaranteed Principal Access (“GPA”)

In the past we offered a Guaranteed Principal Access (“GPA”) rider in those states where permitted. The GPA rider was not available for purchase after May 1, 2009. With certain restrictions, this rider guarantees:

i. you will be able to withdraw a portion (up to 7% or 8% annually, depending on the rider you choose) of your contract’s beginning guaranteed principal amount for a term of ten years, regardless of the then current cash value of your contract, and

ii. we will add into the contract the excess, if any, of the guaranteed principal amount, adjusted for withdrawals, over the eligible Contract Value, if the eligible Contract Value is positive at the end of the ten year term. The eligible Contract Value is the Contract Value attributable to the beginning principal amount; and

iii. we will allow you to take periodic withdrawals from your contract as described below in a total amount equal to the excess of the guaranteed principal amount, adjusted for withdrawals, over the eligible Contract Value, if the eligible Contract Value is reduced to zero during the ten year term.

Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GPA, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.

The GPA is beneficial to those contract owners who anticipate taking withdrawals over a limited time and who are concerned about possible decreases in Contract Values affecting the amount available for their withdrawal. This rider differs from the Guaranteed Principal Protection (“GPP”) rider because the GPP rider does not contemplate, nor guarantee withdrawals. If you do not anticipate withdrawing money from your rider in the next ten years, you may wish to purchase the GPP rider which guarantees your principal at the end of the ten years and costs less than the GPA rider. Because GPA involves withdrawals, the amount you may annuitize under your contract may be less than you would otherwise have if you had not elected withdrawals.

If you select this rider, at the end of the ten-year rider period, we will credit your contract with the difference between the remaining unused guaranteed principal amount and the remaining eligible Contract Value. If at the end of the rider term the variable Contract Value relating to the guaranteed principal amount exceeds the unused guaranteed principal amount, there will be no additional amounts added to your rider.

You may apply for the GPA rider at the time you apply for the contract. We may, at our sole option, also offer the GPA rider to existing contracts, in which case it may be added on a contract anniversary so long as the annuitant is under age 81 at the time the rider is issued. In addition, the GPA rider is not available in conjunction with the GPP rider or any of the

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Guaranteed Minimum Income Benefit (“GMIB”) riders we may offer. You may also have a portion of your Contract Values in a fixed accumulation account or a dollar-cost averaging account that transfers to a model, that we may offer while this rider is in force. Effective March 3, 2017, in order to have GPA rider, you must remain invested in a static model or the Fixed Accumulation Account, if available, to keep your rider.

The annual charge for the rider is deducted on each contract anniversary and is ..40% of your average annual Contract Value for the 7% GPA rider and .50% of your eligible average annual Contract Value for the 8% GPA rider. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.

The annual amount you may withdraw is a percentage (7% or 8%) of the beginning guaranteed principal amount. The beginning guaranteed principal amount is defined as your initial purchase payment, plus any additional purchase payments received within the first six months after the contract is issued. If the rider is added after issue, the beginning guaranteed principal amount is the then-current Contract Value.

It is not necessary that you withdraw from the guaranteed amount from your contract each year. However, the amount available for withdrawal is not cumulative from year to year. For example, if you only withdraw 5% of an eligible 7%, the amount available the next year is still 7%. The amount you elect not to withdraw in a year remains guaranteed and will be included in the amount to be added to the contract, if any, at the end of the ten year withdrawal period.

You may also withdraw more than the annual guaranteed withdrawal amount in a given year. However, the excess withdrawal amount will function to reduce the amount guaranteed for withdrawal in later years of the rider. The amount eligible for withdrawal during the remainder of the rider period following an excess withdrawal is the lesser of the Contract Value immediately following the excess withdrawal or the guaranteed principal amount less the amount withdrawn. The amount you may withdraw on a guaranteed basis will be less than the amount you were able to withdraw and on the next contract anniversary, you will begin a new 10-year term and your guaranteed annual withdrawal amount will be recalculated. As a result, if you take an excess withdrawal when your total Contract Value is less than your beginning guaranteed principal amount, you will forfeit a portion of the prior beginning guaranteed principal amount. In addition, if you take an excess withdrawal and as a result your Contract Value related to the beginning guaranteed principal amount is zero, you will have no benefit under the GPA rider. Also, an excess withdrawal may impact the amount you will receive under a scheduled payment or withdrawal plan because the guaranteed withdrawal amount eligible for withdrawal in future years is decreased.

If you terminate the rider, either by notifying us before the next contract anniversary date or by not allocating your Contract Value in accordance with the investment restrictions of the rider, a full annual rider charge will be assessed without being prorated to the date of termination.

After the rider has been in effect for at least 5 years, we offer you the opportunity to reset the GPA rider. You may reset the rider on a subsequent contract anniversary so long as the annuitant has not reached age 81. Upon resetting the rider, you will be eligible to annually withdraw 7% or 8% of the then-current total Contract Value each of the next 10 years. The charge for a rider upon reset may be higher than the initial charge for the rider based on rates applicable to new contracts. You may reset the rider more than once, but you must wait 5 years between resets.

If, during the course of the rider, your eligible Contract Value decreases to zero and you are still eligible for guaranteed withdrawals, we will pay the remaining guaranteed principal amount in a series of preauthorized withdrawals, for which we may limit the amount or frequency. In other words, the remaining guaranteed principal amounts are paid to you through a single premium immediate fixed annuity. You may elect any payout option you wish, except that the annual payouts may not exceed the guaranteed principal withdrawal amount you would have otherwise been entitled to receive. As such, your annual payments will continue beyond the end of the ten year term until your remaining guaranteed principal amount is paid out in full. We will not pay interest on the amounts to be paid to you under these circumstances. Additionally, if your entire Contract Value decreases to zero, we will not accept any additional purchase payments under the contract and the contract will cease to provide any death benefit.

The rider will continue only upon the death of the owner and the transfer of the contract through the spousal continuation provision of your contract. Upon a spousal transfer, the new owner has all the rights of the original owner, including the right to reset the rider and renew the rider at the end of the 10-year term. Unless there is a spousal continuation, this rider terminates upon the death of the owner.

Guaranteed Principal Access Example

The following is an example of how the 7% GPA rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the 7% GPA. Further assume (i) a return of 3% annually net of fees for the first eight years and -5% annually net of fees in subsequent years; (ii) you reset the

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rider in year 5; (iii) you begin taking 7% withdrawals on the last day of each contract year beginning in year 6; (iv) you don’t take any other withdrawals or add additional premium; and (v) the rider exercises at the end of year 15. The following shows your Contract Value, Eligible Contract Value and Guaranteed Principal Amount at the end of each contract year.

	Contract Value	Eligible Contract Value	Guaranteed Principal Amount
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$103,000	$103,000	$100,000
Year 2 Ending Value	$106,090	$106,090	$100,000
Year 3 Ending Value	$109,273	$109,273	$100,000
Year 4 Ending Value	$112,551	$112,551	$100,000
Year 5 Ending Value	$115,927	$115,927	$115,927
Year 6 Ending Value	$111,290	$111,290	$107,812
Year 7 Ending Value	$106,514	$106,514	$99,698
Year 8 Ending Value	$101,595	$101,595	$91,583
Year 9 Ending Value	$88,400	$88,400	$83,468
Year 10 Ending Value	$75,865	$75,865	$75,353
Year 11 Ending Value	$63,957	$63,957	$67,238
year 12 Ending Value	$52,644	$52,644	$59,123
Year 13 Ending value	$41,897	$41,897	$51,008
Year 14 Ending value	$31,687	$31,687	$42,893
Year 15 Ending Value	$21,988	$21,988	$34,778
Year 16 Ending Value	$34,778	N/A	N/A

In this example, the guaranteed principal access amount and eligible contract value equal the initial purchase payment. Because the Contract Value increases due to positive market performance, you reset the guaranteed principal amount and eligible contract value to the Contract Value in year five. You then begin taking annual withdrawals of 7% of the guaranteed principal amount, which reduces the eligible contract value and guaranteed principal amount dollar-for-dollar. Because of the reductions in the eligible contract value and negative market performance in years 9-15, the guaranteed principal access amount is greater than the eligible contract value at the end of the 10-year term following the reset. The rider then exercises and the excess of the guaranteed principal amount over the eligible contract value is credited to the Contract Value.

Form 8598	114

Appendix D

Guaranteed Principal Protection Example

The following is an example of how the GPP rider works.

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GPP rider. Further assume (i) that for each of the first 5 years your return net of fees is 4% and that all subsequent year’s returns are -3% net of fees; (ii) you reset the guaranteed principal amount to the contract value at the end of year 5; and (iii) you take a withdrawal of $10,000 at the end of year 6. The following shows your Contract Value, Guaranteed Principal Amount and Eligible Contract Value at the end of each contract year.

	Contract Value	Eligible Contract Value	Guaranteed Principal Amount
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$104,000	$104,000	$100,00)
Year 2 Ending Value	$108,160	$108,160	$100,000
Year 3 Ending Value	$112,486	$112,486	$100,000
Year 4 Ending Value	$116,986	$116,986	$100,000
Year 5 Ending Value	$121,665	$121,665	$121,665
Year 6 Ending Value	$109,232	$109,232	$111,461
Year 7 Ending Value	$107,047	$107,047	$111,461
Year 8 Ending Value	$104,906	$104,906	$111,461
Year 9 Ending Value	$102,808	$102,808	$111,461
Year10 Ending Value	$100,752	$100,752	$111,461
Year11 Ending Value	$98,737	$98,737	$111,461
Year12 Ending Value	$96,762	$96,762	$111,461
Year13 Ending Value	$94,827	$94,827	$111,461
Year14 Ending Value	$92,931	$92,931	$111,461
Year15 Ending Value	$111,461	N/A	N/A

During each year you do not take a withdrawal your Guaranteed Principal Amount (GPA) will remain the same regardless of market performance. The Eligible Contract Value (ECV) is the current value of any premiums made in the first 6 months. After 5 years you may reset the GPA and ECV to the Contract Value on the anniversary. You must wait at least 5 years between resets and you cannot reset once the annuitant has attained age 80. Resets start a new 10-year rider term. All withdrawals, such as the one taken in year 6, reduce the GPA in a pro rata fashion. Upon reaching the 10th anniversary of the later of the issue date and the last rider reset date, the Contract Value will be automatically adjusted by the difference between the GPA and ECV if greater than zero. In the example that adjustment was made at the end of year 15, at which point the rider terminates.

Form 8598	115

Appendix E

GLWB (2012) and GLWB Plus Examples

The following provide examples of how the annual credit base and withdrawals work under the GLWB (2012) and GLWB Plus.

GLWB Plus applied for on or after May 1, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,530 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,470 was $168,530 ($179,000 — $10,470). Upon the excess withdrawal, your GLWB base is set equal to $160,284, i.e. $209,400 x (1 — $39,530/$168,530). Because the GLWB base after adjustment for the excess withdrawal of $160,284 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $160,284.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,617 (6% of $160,284 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $169,901 ($160,284 prior GLWB base + $9,617 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $179,901 ($169,901 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $170,284 ($160,284 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,217 (6% of $170,284 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $190,118 ($169,901 prior GLWB base + $10,000 additional purchase payment + $10,217 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8598	116

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,217 (6% of $170,284 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $200,335 for year nine and $210,552 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,217 (6% of $170,284 Annual Credit Calculation Base) and your GLWB base after year eleven is $220,769 ($210,552 prior GLWB base + $10,217 annual credit).

GLWB Plus applied for between March 25, 2013 and May 1, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $40,577 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $9,423 was $169,577 ($179,000 — $9,423). Upon the excess withdrawal, your GLWB base is set equal to $159,294, i.e. $209,400 x (1 — $40,577/$169,577). Because the GLWB base after adjustment for the excess withdrawal of $159,294 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $159,294.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,558 (6% of $159,294 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $168,852 ($159,294 prior GLWB base + $9,558 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $178,852 ($168,852 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $169,294 ($159,294 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,158 (6% of $169,294 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $189,009 ($168,852 prior GLWB base + $10,000 additional purchase payment + $10,158 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8598	117

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,158 (6% of $169,294 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $199,167 for year nine and $209,325 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,158 (6% of $169,294 Annual Credit Calculation Base) and your GLWB base after year eleven is $219,482 ($209,325 prior GLWB base + $10,158 annual credit).

GLWB Plus applied for between December 3, 2012 and March 25, 2013

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $7,000 credit on the first contract anniversary (7% of $100,000 Annual Credit Calculation Base) and your annual credit base is $107,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $9,100 (7% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $139,100 after year two ($130,000 prior GLWB base + $9,100 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $189,100 ($139,100 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $12,600 (7% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $201,700 ($139,100 prior GLWB base + $50,000 purchase payment + $12,600 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $12,600 (7% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $214,300 ($201,700 prior GLWB base + $12,600 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $214,300. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,285 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,715 was $168,285 ($179,000 — $10,715). Upon the excess withdrawal, your GLWB base is set equal to $164,273, i.e. $214,300 x (1 — $39,285/$168,285). Because the GLWB base after adjustment for the excess withdrawal of $164,273 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $164,273.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $11,499 (7% of $164,273 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $175,772 ($164,273 prior GLWB base + $11,499 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $185,772 ($175,772 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $174,273 ($164,273 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $12,199 (7% of $174,273 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $197,971 ($175,772 prior GLWB base + $10,000 additional purchase payment + $12,199 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8598	118

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $12,199 (7% of $174,273 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $210,170 for year nine and $222,370 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $12,199 (7% of $174,273 Annual Credit Calculation Base) and your GLWB base after year eleven is $234,569 ($222,370 prior GLWB base + $12,199 annual credit).

GLWB Plus applied for between August 20, 2012 and December 3, 2012

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $38,821/$167,821). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8598	119

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

GLWB Plus applied for before August 20, 2012

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $11,179 (5.10% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $11,179 (5.10% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $38,821 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $11,179 was $167,821 ($179,000 — $11,179). Upon the excess withdrawal, your GLWB base is set equal to $168,494, i.e. $219,200 x (1 — $38,821/$167,821). Because the GLWB base after adjustment for the excess withdrawal of $168,494 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,494.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,480 (8% of $168,494 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,974 ($168,494 prior GLWB base + $13,480 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,974 ($181,974 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,494 ($168,494 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,280 (8% of $178,494 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $206,254 ($181,974 prior GLWB base + $10,000 additional purchase payment + $14,280 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8598	120

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,280 (8% of $178,494 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,534 for year nine and $234,814 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,280 (8% of $178,494 Annual Credit Calculation Base) and your GLWB base after year eleven is $249,094 ($234,814 prior GLWB base + $14,280 annual credit).

GLWB (2012)

Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB (2012) rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.

Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).

At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $39,040/$168,040). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.

Form 8598	121

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).

Form 8598	122

Appendix F

IRA Disclosure Statement

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

Free Look Period

The annuity contract offered by this prospectus gives you the opportunity to revoke the contract for a full refund within 10 days after you receive it (or a longer period as may be required by your state law) and for IRAs, get a refund of the greater of your purchase payments or the current Contract Value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds may first be allocated to the Fidelity® VIP Government Money Market Portfolio until the end of the free look period. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Fixed Accumulation Account until the end of the free look period. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you. This is a more liberal provision than is required in connection with IRAs. To exercise this “free-look” provision, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period.

Eligibility Requirements

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

Contributions and Deductions

Contributions to a traditional IRA will be deductible if you are not an “active participant” in an employer maintained qualified retirement plan or if you have Adjusted Gross Income which does not exceed the “applicable dollar limit”. For a single taxpayer, the applicable dollar limitation is $68,000 in 2022, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $68,000 and $78,000. For married couples filing jointly, the applicable dollar limitation is $109,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $109,000-$129,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $78,000 for individuals and $129,000 for married couples filing jointly. IRA contributions must be made by no later than the time you file your income tax return for that year. Special limits apply for the non-active participant spouse where a joint return is filed with an active participant.

The IRA maximum annual contribution and the associated tax deduction is limited to the lesser of: (1) $6,000 in 2022 or (2) 100% of your earned compensation. Those age 50 or older may make an additional IRA contribution of $1,000 per year in 2022. Contributions in excess of the limits may be subject to penalty. See below.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $6,000 or (2) 100% of taxable alimony.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee’s behalf to the SEPP, the employee’s salary is reduced by the amount of the contribution and those funds are not treated as current taxable income. Salary-reduction SEPP-IRAs (also called “SARSEPs”) are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may no longer be established. Elective deferrals under a SARSEP are subject to an inflation-adjusted limit which is $20,500 for 2022.

Form 8598	123

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 100% of your salary or $61,000 in 2022. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above. The Internal Revenue Service has reviewed the format of your SEPP-IRA and issued an opinion letter to us stating that it qualifies as a prototype SEPP-IRA.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an “excess contribution”. You may withdraw an excess contribution from your IRA (or SEPP-IRA) before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.

An individual retirement annuity must be an annuity contract. In our opinion, the optional additional death benefits available under the contract are part of the annuity contract. There is a risk, however, that the Internal Revenue Service would take the position that one or more of the optional additional death benefits are not part of the annuity contract. In such a case, the charges for the optional additional death benefits would be considered distributions from the IRA and would be subject to tax, including penalty taxes. The charges for the optional additional death benefits would not be deductible. It is possible that the IRS could determine that optional death proceeds in excess of the greater of the Contract Value or net purchase payments are taxable to your beneficiary. Should the IRS so rule, we may have to tax report such excess death benefits as taxable income to your beneficiary. If the IRS were to take such a position, we would take all reasonable steps to avoid this result, including the right to amend the contract, with appropriate notice to you.

The contracts may not be eligible for use in Puerto Rico IRAs.

IRA for Non-working Spouse

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your “non-working” spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $12,000 may be made to the two IRAs if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA’s; (ii) $12,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under “Contributions and Deductions”. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

Rollover Contribution

Once every year, you may withdraw any portion of the value of your IRA (or SEPP-IRA) and move it to another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. Note – you are limited to one rollover per year regardless of how many IRA contracts you own. This transfer of funds from one IRA to another is called a “rollover” IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You are not allowed a tax-deduction for the amount of any rollover contribution. Transfers of funds directly from one IRA to another IRA, if done properly, is not a rollover and is not subject to the once per year limitation.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

Premature Distributions

At no time can an interest in your IRA (or SEPP-IRA) be forfeited. The federal tax law does not permit you to use your IRA (or SEPP-IRA) as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA (or

Form 8598	124

SEPP-IRA) to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 ½ or totally disabled. (You may, however, assign your IRA (or SEPP-IRA) without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may withdraw part of the value of your IRA (or SEPP-IRA). If a withdrawal does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 ½ or totally disabled or the withdrawal meets the requirements of another exception contained in the Code, unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 ½ or are disabled.

Distribution at Retirement

Once you have attained age 59 ½ (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them unless nondeductible contributions were made to the IRA. In that case, only earnings will be income.

Required Minimum Distributions

Required Minimum Distributions are required to be taken from this contract as of the owner’s Required Beginning Date (“RBD”). The RBD for individuals born on or after July 1, 1949 is April 1 of the year following the year in which the individual attains age 72. For individuals born before July 1, 1949, the RBD is April 1 of the year following the year in which the individual attains age 70 ½.

Inadequate Distributions — 50% Tax

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by your RBD or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments are calculated by dividing your account balance by the distribution period shown on the Uniform Lifetime Table published by the Internal Revenue Service. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Death Benefits

If you die before receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary within 10 years of death or applied to purchase an immediate annuity for the beneficiary within one year of death, with the annuity limited in duration to 10 years. If your beneficiary is an eligible designated beneficiary, that individual may “stretch” the IRA, taking annual required minimum distributions over the individual’s life expectancy. An eligible designated beneficiary is defined as (1) your spouse, (2) any beneficiary no more than ten years younger than you, (3) your minor child, but only until the child reaches the age of majority, (4) a disabled individual, or (5) a chronically ill individual. Special rules apply to spousal beneficiaries regarding the date required distributions must begin. Non-natural person beneficiaries must receive their benefit within 5 years of death.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” In 2022, contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $214,000 for married individuals filing jointly and less than $144,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the same as the contribution limits for traditional IRAs (the limit is phased out for incomes between $204,000 and $214,000 for married and between $129,000 and $144,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible. Catch up contributions are available for persons age 50 or older.

Form 8598	125

All or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer’s gross income. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

Persons considering a rollover, transfer or conversion should consult their own tax advisor.

“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 ½; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at the owner’s RBD. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner’s death subject to certain exceptions.

Savings Incentive Match Plan for Employees (SIMPLE)

An employer may sponsor a plan allowing for employee salary deferral contributions with an additional employer contribution. SIMPLE plans may operate as a 401(k) or an IRA. Limits for employee contributions to a SIMPLE are $14,000 in 2022. Employees age 50 and older may contribute an additional $3,000 in 2022. Distributions from a SIMPLE are subject to restrictions similar to distributions from a traditional IRA. Additional terms of your SIMPLE are in a summary plan description distributed by your employer.

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

Form 8598	126

Illustration of IRA Fixed Accumulations

Year	$1,000 Annual Contribution	$1,000 One Time Contribution	Year	$1,000 Annual Contribution	$1,000 One Time Contribution
1	$1,020.00	$1,020.00	37	$55,114.94	$2,080.67
2	$2,060.40	$1,040.40	38	$57,237.24	$2,122.28
3	$3,121.61	$1,061.21	39	$59,401.98	$2,164.73
4	$4,204.04	$1,082.43	40	$61,610.02	$2,208.02
5	$5,308.12	$1,104.08	41	$63,862.22	$2,252.18
6	$6,434.28	$1,126.16	42	$66,159.47	$2,297.22
7	$7,582.97	$1,148.68	43	$68,502.66	$2,343.16
8	$8,754.63	$1,171.65	44	$70,892.71	$2,390.02
9	$9,949.72	$1,195.08	45	$73,330.56	$2,437.82
10	$11,168.71	$1,218.98	46	$75,817.18	$2,486.58
11	$12,412.09	$1,243.36	47	$78,353.52	$2,536.31
12	$13,680.33	$1,268.23	48	$80,940.59	$2,587.04
13	$14,973.94	$1,293.59	49	$83,579.40	$2,638.78
14	$16,293.42	$1,319.46	50	$86,270.99	$2,691.56
15	$17,639.28	$1,345.85	51	$89,016.41	$2,745.39
16	$19,012.07	$1,372.77	52	$91,816.74	$2,800.30
17	$20,412.31	$1,400.23	53	$94,673.07	$2,856.31
18	$21,840.56	$1,428.23	54	$97,586.53	$2,913.44
19	$23,297.37	$1,456.79	55	$100,558.26	$2,971.71
20	$24,783.32	$1,485.93	56	$103,589.43	$3,031.14
21	$26,298.98	$1,515.65	57	$106,681.22	$3,091.76
22	$27,844.96	$1,545.96	58	$109,834.84	$3,153.60
23	$29,421.86	$1,576.88	59	$113,051.54	$3,216.67
24	$31,030.30	$1,608.42	60	$116,332.57	$3,281.00
25	$32,670.91	$1,640.59	61	$119,679.22	$3,346.62
26	$34,344.32	$1,673.40	62	$123,092.81	$3,413.55
27	$36,051.21	$1,706.87	63	$126,574.66	$3,481.82
28	$37,792.23	$1,741.01	64	$130,126.16	$3,551.46
29	$39,568.08	$1,775.83	65	$133,748.68	$3,622.49
30	$41,379.44	$1,811.35	66	$137,443.65	$3,694.94
31	$43,227.03	$1,847.58	67	$141,212.53	$3,768.84
32	$45,111.57	$1,884.53	68	$145,056.78	$3,844.22
33	$47,033.80	$1,922.22	69	$148,977.91	$3,921.10
34	$48,994.48	$1,960.66	70	$152,977.47	$3,999.52
35	$50,994.37	$1,999.87	71	$157,057.02	$4,079.51
36	$53,034.25	$2,039.87	72	$161,218.16	$4,161.10

Neither the values, nor any earnings on the values in this variable annuity policy are guaranteed. To the extent that amounts are invested in the Fixed Accumulation Account of the insurer, the principal is guaranteed as well as interest at the guaranteed rate contained in the policy. For purposes of this projection, an annual earnings rate of 2% has been assumed. Withdrawals from the policy will incur a surrender charge for 8 years after amounts are deposited into the policy as follows: Year 1- 9%, Year 2- 8%, Year 3- 7%, Year 4- 6%, Year 5- 5%, Year 6- 4%, Year 7- 2%, Year 8- 1%. See “Surrender Charge” in this prospectus for further information regarding application of the surrender charge.

Form 8598	127

The Statement of Additional Information (“SAI”) includes additional information. We have incorporated the SAI by reference. It is available upon request and without charge by calling us at 888.925.6446 and is available at Ohionational.com/variableproducts. You may request other information about this contract and make investor inquiries by calling us at 888.925.6446. Reports and other information about VAA are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract ID No.: C000021569

Form 8598	128

Ohio National Variable Account A

of

The Ohio National Life Insurance Company

One Financial Way

Montgomery, Ohio 45242

Telephone 888.925.6446

ONcore Xtra (sold before October 1, 2012) VA

Statement of Additional Information

April 29, 2022

This Statement of Additional Information is not a prospectus. Read it along with the prospectus for Ohio National Variable Account A ("VAA") flexible purchase payment individual variable annuity contracts dated April 29, 2022. To get a free copy of the prospectus for VAA, write or call us at the above address.

Ohio National Life

The Ohio National Life Insurance Copmany was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Currently Ohio National has assets of approximately $40.8 billion and equity of approximately $2.4 billion. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company owned by Ohio National Financial Services, Inc. (“ONFS”), which is wholly-owned by Ohio National Holdings, Inc. (formerly Ohio National Mutual Holdings, Inc. (“ONMH”)).

On March 22, 2021, ONMH and ONLH Holdings LP (“ONLH”) entered into a stock purchase agreement for ONLH to acquire ONMH in a sponsored demutualization. Also on March 22, 2021, the Board of Directors of ONMH unanimously approved and adopted a Plan of Conversion under which ONMH would convert from a mutual insurance holding company to a stock company and become wholly-owned by ONLH. ONLH is a Delaware limited partnership formed by Constellation Insurance Holdings, Inc. (“Constellation”), an insurance acquisition joint venture formed to invest in life and property and casualty insurers. Constellation’s founding investors and equal partners are Caisse de dépôt et placement du Québec and Ontario Teachers’ Pension Plan Board, two of the largest long-term institutional investors in North America. In March 2022, the members of ONMH approved the Plan of Conversion, including the sponsored demutualization, and the final regulatory approvals for the sponsored demutualization and change of control of ONMH were obtained. The sponsored demutualization closed on March 31, 2022. ONMH has converted to a stock company and is now known as Ohio National Holdings, Inc. Eligible members of ONMH generally have the right to receive either cash payments or policy benefits in the conversion, depending on the type of insurance policy or annuity contract such eligible member owns. The sponsored demutualization does not affect your contract terms.

Custodian

The Ohio National Life Insurance Company, the depositor, One Financial Way, Montgomery, Ohio 45242, holds custody of VAA’s assets.

Independent Registered Public Accounting Firm

The financial statements of Ohio National Variable Account A as of December 31, 2021 and for each of the periods in the two-year period ended December 31, 2021, and the related financial highlights for each of the periods in the five-year period ended December 31, 2021, and the statutory financial statements of The Ohio National Life Insurance Company as of December 31, 2021 and 2020 and for each of the years in the three-year period ended December 31, 2021, and the related financial statement schedules I, III, IV, and V, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report dated March 28, 2022 of The Ohio National Life Insurance Company includes explanatory language that states that the financial statements are prepared by The Ohio National Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.

The KPMG LLP report dated March 28, 2022 of The Ohio National Life Insurance Company includes an emphasis of matter paragraph that states that The Ohio National Life Insurance Company adopted new accounting guidance pursuant to section 21 of the Valuation manual (VM-21), which revised the valuation of variable annuity and other contracts. The opinion was not modified with respect to this matter.

Underwriter

While the contracts are not currently available for sale, we continue to accept additional purchase payments. The principal underwriter of the contracts is Ohio National Equities, Inc. (“ONEQ”), a wholly-owned subsidiary of ours. The aggregate amount of commissions paid to ONEQ for contracts issued by VAA, and the amounts retained by ONEQ, for each of the last three years have been:

Year	Aggregate Commissions	Retained Commissions
2021	$3,773,680	$1,145,706
2020	$4,323,934	$962,760
2019	$4,102,686	$982,416

2

3

Financial Statements

4

ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account A. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in Ohio National Variable Account A.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value, contracts in accumulation period, annuity reserves for contracts in payment period and total contract owners’ equity. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, extra credit fund deposits, transfers to and from fixed dollar contracts and other subaccounts, withdrawals and surrenders, surrender charges, annual contract charges, and annuity and death benefit payments. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

ONFI - Ohio National Fund, Inc.

FIDI - Fidelity® Variable Insurance Products Fund - Initial Class

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

LEG2 - Legg Mason Partners Variable Income Trust - Class II

ASVT - Allspring Variable Trust

MSVI - Morgan Stanley Variable Insurance Fund, Inc. - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

GSVS - Goldman Sachs Variable Insurance Trust - Service Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

JPMI - J.P. Morgan Insurance Trust - Class I

ABVB - AB Variable Products Series Fund, Inc. - Class B

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CALI - Calvert Variable Products, Inc.

(continued)

Fund Trust Abbreviations - (continued)

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT5 - Franklin Templeton Variable Insurance Products Trust - Class 5

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS – Federated Hermes Insurance Series

IVYV - Ivy Variable Insurance Portfolios

NLV2 - Northern Lights Variable Trust - Class 2

NLV3 - Northern Lights Variable Trust - Class 3

Ohio National Variable Account A

Statements of Assets and Contract Owners' Equity					December 31, 2021

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)	Annuity reserves for contracts in payment period	Total contract owners' equity
ONFI - ON Bond Subaccount	5,896,670	$104,120,643	$117,225,802	$117,047,536	$178,266	$117,225,802
ONFI - ON BlackRock Balanced Allocation Subaccount	12,030,869	406,035,961	510,469,788	510,145,659	324,129	510,469,788
ONFI - ON BlackRock Advantage International Equity Subaccount	8,466,422	110,080,131	156,120,822	155,775,324	345,498	156,120,822
ONFI - ON Janus Henderson Forty Subaccount	1,520,506	33,639,107	55,392,046	55,326,012	66,034	55,392,046
ONFI - ON AB Small Cap Subaccount (b)	1,534,826	45,994,439	65,429,653	65,404,760	24,893	65,429,653
ONFI - ON AB Mid Cap Core Subaccount (b)	804,798	24,963,305	50,259,658	50,195,752	63,906	50,259,658
ONFI - ON S&P 500® Index Subaccount	12,569,550	355,893,174	580,713,217	580,379,671	333,546	580,713,217
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2,315,376	36,112,261	54,804,961	54,753,343	51,618	54,804,961
ONFI - ON Federated High Income Bond Subaccount	2,979,422	53,504,002	64,295,932	64,215,965	79,967	64,295,932
ONFI - ON Nasdaq-100® Index Subaccount	7,779,116	154,825,735	222,327,132	222,068,903	258,229	222,327,132
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	5,238,417	154,000,756	234,890,621	233,696,592	1,194,029	234,890,621
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2,091,341	59,104,236	79,450,053	79,289,017	161,036	79,450,053
ONFI - ON S&P MidCap 400® Index Subaccount	2,561,970	45,399,326	67,174,851	67,146,883	27,968	67,174,851
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	547,929	13,681,244	18,437,803	18,433,227	4,576	18,437,803
ONFI - ON Risk Managed Balanced Subaccount	25,389,333	344,656,595	435,680,946	435,647,317	33,629	435,680,946
ONFI - ON Federated Core Plus Bond Subaccount	44,564,703	460,760,108	459,016,440	458,852,405	164,035	459,016,440
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount	86,083,714	861,236,138	957,250,896	957,034,909	215,987	957,250,896
ONFI - ON iShares Managed Risk Balanced Subaccount	38,800,831	388,133,822	396,932,498	396,908,476	24,022	396,932,498
ONFI - ON Moderately Conservative Model Subaccount	20,945,387	230,015,197	278,992,551	278,621,898	370,653	278,992,551
ONFI - ON Balanced Model Subaccount	76,700,477	785,220,187	1,090,680,784	1,089,407,438	1,273,346	1,090,680,784
ONFI - ON Moderate Growth Model Subaccount	129,374,364	1,332,259,962	1,974,252,796	1,973,275,744	977,052	1,974,252,796
ONFI - ON Growth Model Subaccount	27,146,119	280,895,829	447,096,584	446,583,911	512,673	447,096,584
FIDI - VIP Growth Subaccount	16,807	1,034,899	1,721,575	1,721,575	0	1,721,575
FIDI - VIP Equity-Income Subaccount	29,176	658,219	762,963	762,963	0	762,963
FIDI - VIP High Income Subaccount	3,134	20,239	16,455	16,455	0	16,455
FIDS - VIP Government Money Market Subaccount	146,069,847	146,069,847	146,069,847	145,798,150	271,697	146,069,847
FID2 - VIP Mid Cap Subaccount	6,071,150	199,452,291	239,142,589	238,906,591	235,998	239,142,589
FID2 - VIP Contrafund® Subaccount	9,548,317	320,619,381	501,382,112	500,870,640	511,472	501,382,112
FID2 - VIP Growth Subaccount	1,200,581	90,092,231	119,361,753	119,245,473	116,280	119,361,753
FID2 - VIP Equity-Income Subaccount	6,239,086	136,218,605	157,661,701	157,617,478	44,223	157,661,701
FID2 - VIP Real Estate Subaccount	1,621,359	29,240,841	37,874,946	37,871,970	2,976	37,874,946
FID2 - VIP Target Volatility Subaccount	19,803,873	234,188,569	251,707,221	251,681,564	25,657	251,707,221
JASI - Janus Henderson Research Subaccount	96,274	3,202,017	5,421,189	5,307,921	113,268	5,421,189
JASI - Janus Henderson Overseas Subaccount	26,514	902,536	1,137,704	1,137,704	-	1,137,704
JASI - Janus Henderson Global Research Subaccount	26,979	1,079,786	1,923,044	1,866,764	56,280	1,923,044
JASI - Janus Henderson Balanced Subaccount	88,002	2,645,156	4,419,478	4,213,830	205,648	4,419,478
JASS - Janus Henderson Research Subaccount	532,997	17,952,039	28,963,063	28,910,209	52,854	28,963,063
JASS - Janus Henderson Global Research Subaccount	550,835	26,652,143	38,178,398	38,163,958	14,440	38,178,398
JASS - Janus Henderson Balanced Subaccount	7,510,125	281,002,425	399,088,032	397,948,042	1,139,990	399,088,032
JASS - Janus Henderson Overseas Subaccount	3,094,342	103,298,193	126,929,928	126,876,113	53,815	126,929,928
JASS - Janus Henderson Flexible Bond Subaccount	3,238,878	42,761,304	42,979,912	42,979,912	0	42,979,912
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2,079,115	38,827,343	53,266,922	53,261,007	5,915	53,266,922
LEGI - ClearBridge Variable Large Cap Value Subaccount	4,313,912	87,562,078	98,098,357	98,062,473	35,884	98,098,357
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (d)	75,916,755	941,802,393	1,028,672,035	1,028,604,390	67,645	1,028,672,035
LEG2 - Western Asset Core Plus VIT Subaccount	9,009,540	53,533,236	53,606,760	53,604,499	2,261	53,606,760
ASVT - VT Opportunity Subaccount (e)	139,683	3,179,639	4,908,476	4,908,476	0	4,908,476
ASVT - VT Discovery Subaccount (e)	103,720	2,525,873	4,432,985	4,314,954	118,031	4,432,985
MSVI - VIF Core Plus Fixed Income Subaccount	44,209	480,660	462,863	375,164	87,699	462,863
MSVI - VIF U.S. Real Estate Subaccount	57,213	940,682	1,342,788	1,331,251	11,537	1,342,788
MSV2 - VIF U.S. Real Estate Subaccount	2,625,416	44,286,349	61,224,698	61,126,805	97,893	61,224,698
MSV2 - VIF Growth Subaccount	2,552,643	113,260,094	123,598,953	123,535,946	63,007	123,598,953
GSVI - Large Cap Value Subaccount	8,038,149	78,697,998	80,140,348	79,912,716	227,632	80,140,348
GSVI - U.S. Equity Insights Subaccount	1,369,068	23,275,512	27,463,500	27,327,204	136,296	27,463,500
GSVI - Strategic Growth Subaccount	808,313	10,915,793	13,442,240	13,383,973	58,267	13,442,240
GSVS - Large Cap Value Subaccount	4,487,614	43,172,773	44,786,390	44,777,568	8,822	44,786,390
GSVS - U.S. Equity Insights Subaccount	692,437	13,004,806	14,008,010	14,008,010	0	14,008,010
GSVS - Strategic Growth Subaccount	1,718,752	24,421,301	28,445,340	28,437,480	7,860	28,445,340
GSVS - Trend Driven Allocation Subaccount (f)	10,434,898	123,224,398	134,192,791	134,191,322	1,469	134,192,791
LAZS - Emerging Markets Equity Subaccount	6,461,853	129,824,749	141,256,112	141,165,799	90,313	141,256,112
LAZS - U.S. Small-Mid Cap Equity Subaccount	1,684,984	27,119,635	32,806,635	32,783,347	23,288	32,806,635
LAZS - International Equity Subaccount	8,431,663	90,282,763	92,748,294	92,712,530	35,764	92,748,294
LAZS - Global Dynamic Multi-Asset Subaccount	20,669,393	258,580,592	304,253,464	304,229,485	23,979	304,253,464
PRS2 - PSF PGIM Jennison Focused Blend Subaccount (a)	1,512,099	29,191,150	82,983,996	82,934,619	49,377	82,983,996
PRS2 - PSF PGIM Jennison Growth Subaccount (a)	448,250	30,218,283	62,804,246	62,804,246	0	62,804,246
JPMI - Small Cap Core Subaccount	2,487,645	55,490,442	70,649,112	70,603,948	45,164	70,649,112
JPMI - Mid Cap Value Subaccount	15,610,155	152,207,886	208,239,463	208,038,962	200,501	208,239,463
ABVB - VPS Growth & Income Subaccount	435,228	13,176,707	15,720,423	15,678,878	41,545	15,720,423
ABVB - VPS Small Cap Growth Subaccount	1,568,494	32,085,920	33,487,348	33,487,348	0	33,487,348
ABVB - VPS Global Risk Allocation-Moderate Subaccount	84,219,677	972,329,029	1,031,691,047	1,031,451,387	239,660	1,031,691,047
MFSI - New Discovery Subaccount	1,411,453	26,609,864	28,003,222	27,966,051	37,171	28,003,222
MFSI - Mid Cap Growth Subaccount	6,578,636	60,709,838	68,615,172	68,609,082	6,090	68,615,172
MFSI - Total Return Subaccount	5,745,876	134,593,193	156,172,917	156,014,338	158,579	156,172,917

Ohio National Variable Account A

Statements of Assets and Contract Owners' Equity					December 31, 2021

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)	Annuity reserves for contracts in payment period	Total contract owners' equity
MFS2 - Massachusetts Investors Growth Stock Subaccount	921,923	$18,738,280	$24,956,455	$24,911,856	$44,599	$24,956,455
PVIA - Real Return Subaccount	12,739,134	167,109,080	178,220,490	177,829,389	391,101	178,220,490
PVIA - Global Bond Opportunities Subaccount	4,468,754	54,057,732	48,888,170	48,825,314	62,856	48,888,170
PVIA - CommodityRealReturn® Strategy Subaccount	2,248,430	17,422,680	17,402,846	17,381,914	20,932	17,402,846
PVIA - Short-Term Subaccount	7,368,200	76,377,767	75,892,457	75,888,076	4,381	75,892,457
PVIA - Low Duration Subaccount	3,571,416	36,731,605	36,535,584	36,535,051	533	36,535,584
CALI - VP S&P 500 Index Subaccount	1,123	138,714	224,724	224,724	0	224,724
BNYS - Appreciation Subaccount	533,836	21,055,603	28,271,974	28,220,581	51,393	28,271,974
ROYI - Small-Cap Subaccount	12,936,481	113,803,182	121,732,289	121,553,350	178,939	121,732,289
ROYI - Micro-Cap Subaccount	3,986,977	43,234,058	58,887,649	58,857,679	29,970	58,887,649
AIMI - Invesco V.I. Comstock Series I Subaccount	1,451	22,724	30,680	30,680	0	30,680
AIMI - Invesco V.I. International Growth Series II Subaccount	1,533,249	55,799,296	62,433,899	62,417,897	16,002	62,433,899
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	37,440,156	409,450,228	394,993,647	394,907,473	86,174	394,993,647
NBAS - AMT Mid Cap Intrinsic Value Subaccount	1,709,975	28,867,584	40,731,609	40,712,214	19,395	40,731,609
FRT2 - Franklin Income VIP Subaccount	4,111,222	62,083,526	68,904,087	68,770,853	133,234	68,904,087
FRT2 - Franklin DynaTech VIP Subaccount (b)	1,931,836	17,137,984	22,892,252	22,862,489	29,763	22,892,252
FRT2 - Templeton Foreign VIP Subaccount	2,633,458	35,948,134	35,788,691	35,779,264	9,427	35,788,691
FRT5 - Franklin VolSmart Allocation VIP Subaccount	13,209,302	152,067,617	205,008,371	205,005,873	2,498	205,008,371
FRT4 - Franklin Income VIP Subaccount	4,553,097	69,961,521	78,449,866	78,410,617	39,249	78,449,866
FRT4 - Franklin DynaTech VIP Subaccount (b)	2,581,666	21,311,165	29,017,927	29,007,849	10,078	29,017,927
FRT4 - Templeton Foreign VIP Subaccount	3,964,444	54,288,381	54,986,834	54,976,014	10,820	54,986,834
FRT4 - Franklin Allocation VIP Subaccount	5,074,847	32,597,022	31,311,806	31,311,806	0	31,311,806
FEDS - Kaufmann Fund II Service Shares Subaccount	2,907,492	54,214,045	65,127,818	65,127,818	0	65,127,818
IVYV - Delaware Ivy VIP Asset Strategy Subaccount (c)	12,781,529	123,928,370	130,228,446	129,971,807	256,639	130,228,446
IVYV - Delaware Ivy VIP Natural Resources Subaccount (c)	6,641,018	27,407,266	27,329,781	27,327,154	2,627	27,329,781
IVYV - Delaware Ivy VIP Science and Technology Subaccount (c)	3,695,397	102,905,730	109,036,008	109,006,416	29,592	109,036,008
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	25,808,578	286,894,532	326,994,682	326,991,505	3,177	326,994,682
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	40,608,357	457,402,552	546,182,404	546,107,994	74,410	546,182,404
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	37,425,786	402,450,753	490,277,802	490,111,727	166,075	490,277,802
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	4,125,514	47,354,379	52,517,796	52,517,309	487	52,517,796
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	6,562,992	76,273,109	88,009,720	88,009,212	508	88,009,720
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	3,873,803	44,016,561	50,514,385	50,514,128	257	50,514,385

(a)	Name changes effective on April 26, 2021:

PSF PGIM Jennison Focused Blend Subaccount formerly known as Jennison 20/20 Focus Subaccount

PSF PGIM Jennison Growth Subaccount formerly known as Jennison Subaccount

(b)	Name changes effective on May 1, 2021:

ON AB Mid Cap Core Subaccount formerly known as ON Janus Henderson Venture Subaccount

ON AB Small Cap Subaccount formerly known as ON Janus Henderson Enterprise Subaccount

Franklin DynaTech VIP Subaccount formerly known as Franklin Flex Cap Growth VIP Subaccount

(c)	Name changes effective on July 1, 2021:

Delaware Ivy VIP Asset Strategy Subaccount formerly known as VIP Asset Strategy Subaccount

Delaware Ivy VIP Natural Resources Subaccount formerly known as VIP Natural Resources Subaccount

Delaware Ivy VIP Science and Technology Subaccount formerly known as VIP Science and Technology Subaccount

(d)	Name change effective on August 7, 2021:

Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount formerly known as QS Legg Mason Dynamic Multi-Strategy VIT Subaccount

(e)	Name changes effective on December 6, 2021:

ASVT (Allspring Variable Trust) formerly known as WFVT (Wells Fargo Variable Trust)

VT Discovery Fund Subaccount formerly known as Discovery Fund Subaccount

VT Opportunity Fund Subaccount formerly known as Opportunity Fund Subaccount

(f)	Name changes effective on December 31, 2021:

Trend Driven Allocation Subaccount formerly known as Global Trends Allocation Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Operations	For the Period Ended December 31, 2021

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain on (loss) investments	Net increase (decrease) in contract owners' equity from operations
ONFI - ON Bond Subaccount	$3,257,345	(1,535,149)	1,722,196	261,064	4,569,960	(10,070,053)	(5,500,093)	$(3,516,833)
ONFI - ON BlackRock Balanced Allocation Subaccount	7,584,265	(6,651,995)	932,270	40,252,964	20,568,443	19,350,972	39,919,415	81,104,649
ONFI - ON BlackRock Advantage International Equity Subaccount	2,102,874	(1,945,009)	157,865	0	8,047,500	9,031,256	17,078,756	17,236,621
ONFI - ON Janus Henderson Forty Subaccount	0	(690,620)	(690,620)	7,667,453	6,699,073	(4,313,481)	2,385,592	9,362,425
ONFI - ON AB Small Cap Subaccount	0	(892,259)	(892,259)	7,580,159	8,319,642	(10,092,242)	(1,772,600)	4,915,300
ONFI - ON AB Mid Cap Core Subaccount	74,833	(674,132)	(599,299)	2,972,365	7,432,045	(2,315,183)	5,116,862	7,489,928
ONFI - ON S&P 500® Index Subaccount	8,063,499	(6,849,064)	1,214,435	30,227,209	50,230,941	48,142,649	98,373,590	129,815,234
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	681,038	(651,747)	29,291	0	4,191,591	7,203,350	11,394,941	11,424,232
ONFI - ON Federated High Income Bond Subaccount	3,365,211	(823,278)	2,541,933	0	2,990,418	(3,135,722)	(145,304)	2,396,629
ONFI - ON Nasdaq-100® Index Subaccount	1,061,361	(2,784,257)	(1,722,896)	42,747,999	32,109,113	(23,181,833)	8,927,280	49,952,383
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2,239,819	(2,965,528)	(725,709)	20,081,247	18,529,900	17,245,370	35,775,270	55,130,808
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	0	(1,086,778)	(1,086,778)	10,102,570	8,871,243	(14,801,794)	(5,930,551)	3,085,241
ONFI - ON S&P MidCap 400® Index Subaccount	665,028	(769,412)	(104,384)	1,053,739	6,018,989	5,115,519	11,134,508	12,083,863
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	47,419	(229,283)	(181,864)	4,763,199	1,841,211	(2,430,756)	(589,545)	3,991,790
ONFI - ON Risk Managed Balanced Subaccount	3,053,572	(5,697,594)	(2,644,022)	64,396,603	24,853,991	(30,767,245)	(5,913,254)	55,839,327
ONFI - ON Federated Core Plus Bond Subaccount	1,552,484	(3,054,614)	(1,502,130)	54,863	168,375	(1,743,877)	(1,575,502)	(3,022,769)
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount (note 4)	0	(6,574,593)	(6,574,593)	0	5,151,007	96,014,758	101,165,765	94,591,172
ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)	0	(2,762,119)	(2,762,119)	0	372,040	8,798,676	9,170,716	6,408,597
ONFI - ON Moderately Conservative Model Subaccount	3,164,158	(3,680,444)	(516,286)	4,133,208	9,929,981	4,892,720	14,822,701	18,439,623
ONFI - ON Balanced Model Subaccount	9,606,579	(14,272,850)	(4,666,271)	11,746,821	45,933,051	49,726,254	95,659,305	102,739,855
ONFI - ON Moderate Growth Model Subaccount	8,176,742	(25,609,200)	(17,432,458)	16,653,482	91,913,218	158,724,327	250,637,545	249,858,569
ONFI - ON Growth Model Subaccount	1,115,973	(5,609,711)	(4,493,738)	3,972,530	24,491,567	43,002,949	67,494,516	66,973,308
FIDI - VIP Growth Subaccount	0	(20,784)	(20,784)	335,311	66,563	(70,009)	(3,446)	311,081
FIDI - VIP Equity-Income Subaccount	13,967	(9,587)	4,380	82,822	20,794	50,056	70,850	158,052
FIDI - VIP High Income Subaccount	878	(218)	660	0	(446)	297	(149)	511
FIDS - VIP Government Money Market Subaccount	14,983	(1,861,284)	(1,846,301)	0	217,997	0	217,997	(1,628,304)
FID2 - VIP Mid Cap Subaccount	825,223	(3,126,425)	(2,301,202)	37,443,373	18,159,755	(1,395,230)	16,764,525	51,906,696
FID2 - VIP Contrafund® Subaccount	137,650	(6,185,120)	(6,047,470)	60,506,718	43,408,939	13,528,428	56,937,367	111,396,615
FID2 - VIP Growth Subaccount	0	(1,524,636)	(1,524,636)	25,686,951	12,378,761	(12,749,586)	(370,825)	23,791,490
FID2 - VIP Equity-Income Subaccount	2,518,225	(1,958,447)	559,778	17,472,159	6,170,284	7,707,587	13,877,871	31,909,808
FID2 - VIP Real Estate Subaccount	323,362	(428,814)	(105,452)	208,238	1,143,119	9,518,615	10,661,734	10,764,520
FID2 - VIP Target Volatility Subaccount	57,889	(3,399,394)	(3,341,505)	32,323,578	6,879,448	(10,206,099)	(3,326,651)	25,655,422
JASI - Janus Henderson Research Subaccount	5,124	(70,120)	(64,996)	257,424	168,560	513,824	682,384	874,812
JASI - Janus Henderson Overseas Subaccount	12,823	(14,510)	(1,687)	0	18,550	110,347	128,897	127,210
JASI - Janus Henderson Global Research Subaccount	9,716	(30,065)	(20,349)	87,574	91,483	120,371	211,854	279,079
JASI - Janus Henderson Balanced Subaccount	38,759	(56,087)	(17,328)	34,113	324,023	293,736	617,759	634,544
JASS - Janus Henderson Research Subaccount	4,642	(364,332)	(359,690)	1,479,683	2,147,962	1,583,114	3,731,076	4,851,069
JASS - Janus Henderson Global Research Subaccount	125,369	(438,238)	(312,869)	1,563,251	2,235,249	1,525,588	3,760,837	5,011,219
JASS - Janus Henderson Balanced Subaccount	2,617,419	(5,051,990)	(2,434,571)	2,951,091	21,798,439	34,435,408	56,233,847	56,750,367
JASS - Janus Henderson Overseas Subaccount	1,308,843	(1,658,343)	(349,500)	0	5,036,623	9,683,864	14,720,487	14,370,987
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	7,065,543	(6,075,391)	990,152	177,572,302	50,058,822	(149,583,448)	(99,524,626)	79,037,828
JASS - Janus Henderson Flexible Bond Subaccount	659,783	(491,543)	168,240	913,288	361,570	(2,445,935)	(2,084,365)	(1,002,837)
LEGI - ClearBridge Variable Dividend Strategy Subaccount	766,129	(639,357)	126,772	3,823,156	3,498,995	4,323,264	7,822,259	11,772,187
LEGI - ClearBridge Variable Large Cap Value Subaccount	966,061	(1,157,872)	(191,811)	8,018,288	2,468,787	9,590,279	12,059,066	19,885,543

Ohio National Variable Account A

Statements of Operations	For the Period Ended December 31, 2021

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain on (loss) investments	Net increase (decrease) in contract owners' equity from operations
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	$25,927,737	(14,021,442)	11,906,295	0	10,076,344	90,687,328	100,763,672	$112,669,967
LEG2 - Western Asset Core Plus VIT Subaccount	1,256,674	(643,983)	612,691	0	265,872	(2,616,755)	(2,350,883)	(1,738,192)
ASVT - VT Opportunity Subaccount	1,888	(59,418)	(57,530)	227,545	86,342	688,221	774,563	944,578
ASVT - VT Discovery Subaccount	0	(63,643)	(63,643)	354,690	270,499	(869,402)	(598,903)	(307,856)
MSVI - VIF Core Plus Fixed Income Subaccount	18,577	(9,343)	9,234	30,790	4,908	(56,523)	(51,615)	(11,591)
MSVI - VIF U.S. Real Estate Subaccount	25,784	(15,633)	10,151	0	46,781	348,893	395,674	405,825
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	0	(449,479)	(449,479)	0	4,755,085	(5,373,535)	(618,450)	(1,067,929)
MSV2 - VIF U.S. Real Estate Subaccount	1,100,247	(766,297)	333,950	0	3,336,987	15,499,374	18,836,361	19,170,311
MSV2 - VIF Growth Subaccount	0	(1,912,758)	(1,912,758)	40,037,898	28,367,761	(64,767,942)	(36,400,181)	1,724,959
GSVI - Large Cap Value Subaccount	902,872	(1,035,542)	(132,670)	9,797,627	929,984	5,633,359	6,563,343	16,228,300
GSVI - U.S. Equity Insights Subaccount	210,812	(345,261)	(134,449)	6,076,128	1,510,499	(941,338)	569,161	6,510,840
GSVI - Strategic Growth Subaccount	0	(169,990)	(169,990)	1,607,778	617,134	396,727	1,013,861	2,451,649
GSVS - Large Cap Value Subaccount	385,949	(534,632)	(148,683)	5,387,221	841,257	2,501,706	3,342,963	8,581,501
GSVS - U.S. Equity Insights Subaccount	72,685	(178,960)	(106,275)	3,008,894	1,146,919	(430,673)	716,246	3,618,865
GSVS - Strategic Growth Subaccount	0	(342,568)	(342,568)	3,326,635	1,461,264	529,096	1,990,360	4,974,427
GSVS - Trend Driven Allocation Subaccount	0	(1,785,477)	(1,785,477)	16,225,213	3,739,867	392,519	4,132,386	18,572,122
LAZS - Emerging Markets Equity Subaccount	2,706,161	(1,846,100)	860,061	0	4,013,758	1,600,755	5,614,513	6,474,574
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	17,561	(438,522)	(420,961)	36,381	1,377,707	4,840,129	6,217,836	5,833,256
LAZS - International Equity Subaccount	886,568	(1,174,313)	(287,745)	1,138,033	545,608	2,764,326	3,309,934	4,160,222
LAZS - Global Dynamic Multi-Asset Subaccount	8,638,991	(4,109,209)	4,529,782	0	6,318,255	19,677,312	25,995,567	30,525,349
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	0	(1,104,952)	(1,104,952)	0	12,554,221	482,917	13,037,138	11,932,186
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(835,161)	(835,161)	0	12,500,188	(2,893,636)	9,606,552	8,771,391
JPMI - Small Cap Core Subaccount	344,002	(882,127)	(538,125)	1,662,674	4,660,659	6,650,778	11,311,437	12,435,986
JPMI - Mid Cap Value Subaccount	1,845,233	(2,613,178)	(767,945)	10,164,646	12,363,307	28,461,655	40,824,962	50,221,663
ABVB - VPS Growth & Income Subaccount	96,536	(179,080)	(82,544)	0	470,548	2,869,474	3,340,022	3,257,478
ABVB - VPS Small Cap Growth Subaccount	0	(443,114)	(443,114)	8,080,431	3,533,580	(8,443,669)	(4,910,089)	2,727,228
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	0	(1,483,128)	(1,483,128)	0	54,530,809	(40,497,041)	14,033,768	12,550,640
ABVB - VPS Global Risk Allocation-Moderate Subaccount	0	(7,795,308)	(7,795,308)	0	3,646,764	51,062,709	54,709,473	46,914,165
MFSI - New Discovery Subaccount	0	(386,241)	(386,241)	5,367,993	2,431,377	(7,000,476)	(4,569,099)	412,653
MFSI - Mid Cap Growth Subaccount	0	(881,663)	(881,663)	14,822,841	4,477,510	(10,223,241)	(5,745,731)	8,195,447
MFSI - Total Return Subaccount	2,541,613	(2,018,331)	523,282	7,708,930	4,410,513	5,591,791	10,002,304	18,234,516
MFS2 - Massachusetts Investors Growth Stock Subaccount	7,446	(289,106)	(281,660)	3,077,206	1,582,426	696,165	2,278,591	5,074,137
PVIA - Real Return Subaccount	8,615,449	(2,295,364)	6,320,085	0	2,067,397	(1,140,181)	927,216	7,247,301
PVIA - Total Return Subaccount (note 4)	3,583,390	(2,603,342)	980,048	16,951,309	(8,220,534)	(19,330,359)	(27,550,893)	(9,619,536)
PVIA - Global Bond Opportunities Subaccount	2,679,817	(679,056)	2,000,761	829,933	(733,759)	(4,999,771)	(5,733,530)	(2,902,836)
PVIA - CommodityRealReturn® Strategy Subaccount	739,211	(215,273)	523,938	0	(494,468)	4,469,717	3,975,249	4,499,187
PVIA - Global Diversified Allocation Subaccount (note 4)	24,574,893	(4,660,616)	19,914,277	0	57,524,635	(29,460,195)	28,064,440	47,978,717
PVIA - Short-Term Subaccount	870,755	(961,351)	(90,596)	0	105,131	(1,010,340)	(905,209)	(995,805)
PVIA - Low Duration Subaccount	200,815	(482,372)	(281,557)	0	147,379	(694,731)	(547,352)	(828,909)
CALI - VP S&P 500 Index Subaccount	2,713	(2,379)	334	9,884	1,540	36,136	37,676	47,894
BNYS - Appreciation Subaccount	57,048	(363,675)	(306,627)	2,662,824	1,083,563	2,704,151	3,787,714	6,143,911
ROYI - Small-Cap Subaccount	1,668,640	(1,563,968)	104,672	0	441,324	28,410,099	28,851,423	28,956,095
ROYI - Micro-Cap Subaccount	0	(766,321)	(766,321)	2,563,088	4,685,133	8,154,375	12,839,508	14,636,275
AIMI - Invesco V.I. Comstock Series I Subaccount	523	(260)	263	0	487	7,087	7,574	7,837
AIMI - Invesco V.I. International Growth Series II Subaccount	665,093	(799,000)	(133,907)	4,284,941	2,849,672	(4,115,138)	(1,265,466)	2,885,568
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	11,829,431	(5,315,974)	6,513,457	12,727,598	(1,439,733)	12,736,320	11,296,587	30,537,642
NBAS - AMT Mid Cap Intrinsic Value Subaccount	101,853	(519,562)	(417,709)	0	2,881,225	8,285,501	11,166,726	10,749,017
FRT2 - Franklin Income VIP Subaccount	3,287,711	(899,241)	2,388,470	0	792,295	6,661,206	7,453,501	9,841,971
FRT2 - Franklin DynaTech VIP Subaccount	0	(312,857)	(312,857)	1,538,935	1,292,025	727,257	2,019,282	3,245,360
FRT2 - Templeton Foreign VIP Subaccount	721,665	(500,037)	221,628	0	254,682	764,951	1,019,633	1,241,261
FRT5 - Franklin VolSmart Allocation VIP Subaccount	7,871,807	(2,657,115)	5,214,692	10,022,720	8,953,887	5,328,537	14,282,424	29,519,836
FRT4 - Franklin Income VIP Subaccount	3,549,369	(975,616)	2,573,753	0	1,263,114	7,487,284	8,750,398	11,324,151
FRT4 - Franklin DynaTech VIP Subaccount	0	(370,353)	(370,353)	2,056,044	2,507,328	(445)	2,506,883	4,192,574
FRT4 - Templeton Foreign VIP Subaccount	1,044,262	(792,945)	251,317	0	1,079,649	1,084,251	2,163,900	2,415,217
FRT4 - Franklin Allocation VIP Subaccount	495,138	(390,873)	104,265	0	(540,422)	3,485,553	2,945,131	3,049,396

Ohio National Variable Account A

Statements of Operations	For the Period Ended December 31, 2021

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain on (loss) investments	Net increase (decrease) in contract owners' equity from operations
FEDS - Kaufmann Fund II Service Shares Subaccount	$0	(907,744)	(907,744)	5,198,495	4,388,636	(7,561,872)	(3,173,236)	$1,117,515
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	6,846,693	(2,387,101)	4,459,592	0	63,444,959	(33,776,583)	29,668,376	34,127,968
FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	573,755	(230,634)	343,121	0	4,801,739	(1,952,164)	2,849,575	3,192,696
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2,053,923	(1,720,860)	333,063	13,305,006	2,776,304	(4,823,774)	(2,047,470)	11,590,599
IVYV - Delaware Ivy VIP Natural Resources Subaccount	417,544	(329,650)	87,894	0	(707,232)	6,411,922	5,704,690	5,792,584
IVYV - Delaware Ivy VIP Science and Technology Subaccount	0	(1,415,676)	(1,415,676)	31,284,124	10,024,162	(24,996,059)	(14,971,897)	14,896,551
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	3,652,362	(4,363,349)	(710,987)	0	6,104,982	18,174,914	24,279,896	23,568,909
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	6,219,112	(7,294,431)	(1,075,319)	0	11,032,141	41,253,275	52,285,416	51,210,097
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	5,176,507	(6,628,581)	(1,452,074)	0	11,226,296	42,508,864	53,735,160	52,283,086
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	521,937	(688,366)	(166,429)	0	791,621	3,015,953	3,807,574	3,641,145
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	915,610	(1,178,539)	(262,929)	0	1,664,439	6,748,528	8,412,967	8,150,038
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	480,710	(661,076)	(180,366)	0	863,745	4,626,066	5,489,811	5,309,445

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Bond Subaccount	ONFI - ON Bond Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,722,196	$(716,679)	$932,270	$(5,351,293)	$157,865	$(782,046)
Reinvested capital gains	261,064	0	40,252,964	2,287,605	0	0
Realized gain (loss)	4,569,960	6,671,396	20,568,443	8,851,996	8,047,500	3,700,432
Unrealized gain (loss)	(10,070,053)	3,051,794	19,350,972	57,171,680	9,031,256	10,575,019
Net increase (decrease) in contract owners' equity from operations	(3,516,833)	9,006,511	81,104,649	62,959,988	17,236,621	13,493,405
Equity transactions:
Contract purchase payments (note 1)	232,035	417,975	887,121	1,253,704	524,113	247,850
Extra credit fund deposit (note 1)	708	628	1,350	2,218	1,429	2,620
Transfers (to) and from other subaccounts	8,545,652	11,471,546	(191,871)	(18,314,650)	7,505,086	32,276,230
Transfers (to) and from fixed dollar contract	(186,471)	(263,064)	(976,520)	(1,250,699)	(440,486)	(425,382)
Withdrawals and surrenders	(9,832,850)	(7,699,998)	(41,338,612)	(33,446,730)	(9,577,483)	(5,035,073)
Surrender charges (note 2)	(6,425)	(7,281)	(102,696)	(187,535)	(5,469)	(2,583)
Annual contract charges (note 2)	(1,229,047)	(1,324,990)	(6,101,197)	(6,098,582)	(1,535,822)	(1,416,689)
Annuity and death benefit payments	(5,806,882)	(5,341,340)	(16,680,617)	(14,733,544)	(7,237,144)	(6,639,239)
Net equity transactions	(8,283,280)	(2,746,524)	(64,503,042)	(72,775,818)	(10,765,776)	19,007,734
Net change in contract owners' equity	(11,800,113)	6,259,987	16,601,607	(9,815,830)	6,470,845	32,501,139
Contract owners' equity:
Beginning of period	129,025,915	122,765,928	493,868,181	503,684,011	149,649,977	117,148,838
End of period	$117,225,802	$129,025,915	$510,469,788	$493,868,181	$156,120,822	$149,649,977

Change in units:
Beginning units	5,811,756	5,979,272	20,012,773	23,328,279	11,172,145	9,223,806
Units purchased	996,566	1,795,759	973,817	2,014,986	968,495	4,007,383
Units redeemed	(1,360,564)	(1,963,275)	(3,370,190)	(5,330,492)	(1,734,044)	(2,059,044)
Ending units	5,447,758	5,811,756	17,616,400	20,012,773	10,406,596	11,172,145

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Foreign Subaccount (note 4)	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON AB Small Cap Subaccount	ONFI - ON AB Small Cap Subaccount
	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$255,692	$(690,620)	$(656,596)	$(892,259)	$(746,055)
Reinvested capital gains	0	7,667,453	1,296,827	7,580,159	1,239,398
Realized gain (loss)	(1,373,964)	6,699,073	8,088,714	8,319,642	4,694,210
Unrealized gain (loss)	(5,016,431)	(4,313,481)	8,134,137	(10,092,242)	14,418,530
Net increase (decrease) in contract owners' equity from operations	(6,134,703)	9,362,425	16,863,082	4,915,300	19,606,083
Equity transactions:
Contract purchase payments (note 1)	18,569	388,558	520,412	117,631	400,544
Extra credit fund deposit (note 1)	87	1,240	2,181	0	2,645
Transfers (to) and from other subaccounts	(33,461,232)	(3,572,362)	(5,610,584)	(7,275,637)	(5,142,172)
Transfers (to) and from fixed dollar contract	(4,399)	(352,789)	(3,069,462)	(366,714)	(694,747)
Withdrawals and surrenders	(596,575)	(4,382,732)	(3,562,845)	(6,434,573)	(5,695,662)
Surrender charges (note 2)	(1,047)	(9,751)	(2,847)	(6,682)	(8,085)
Annual contract charges (note 2)	(208,663)	(487,841)	(509,417)	(522,512)	(608,840)
Annuity and death benefit payments	(476,127)	(1,744,306)	(1,507,526)	(1,921,452)	(1,778,385)
Net equity transactions	(34,729,387)	(10,159,983)	(13,740,088)	(16,409,939)	(13,524,702)
Net change in contract owners' equity	(40,864,090)	(797,558)	3,122,994	(11,494,639)	6,081,381
Contract owners' equity:
Beginning of period	40,864,090	56,189,604	53,066,610	76,924,292	70,842,911
End of period	$0	$55,392,046	$56,189,604	$65,429,653	$76,924,292

Change in units:
Beginning units	2,106,234	1,894,751	2,454,905	2,590,753	3,149,511
Units purchased	91,811	112,547	225,400	147,076	320,211
Units redeemed	(2,198,045)	(440,800)	(785,554)	(699,024)	(878,969)
Ending units	0	1,566,498	1,894,751	2,038,805	2,590,753

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(599,299)	$(602,612)	$1,214,435	$(3,976,695)	$29,291	$(172,994)
Reinvested capital gains	2,972,365	667,277	30,227,209	5,073,953	0	310,738
Realized gain (loss)	7,432,045	4,933,910	50,230,941	26,911,347	4,191,591	1,235,469
Unrealized gain (loss)	(2,315,183)	3,197,343	48,142,649	46,268,707	7,203,350	(952,001)
Net increase (decrease) in contract owners' equity from operations	7,489,928	8,195,918	129,815,234	74,277,312	11,424,232	421,212
Equity transactions:
Contract purchase payments (note 1)	285,662	187,478	3,475,345	2,966,674	150,641	204,599
Extra credit fund deposit (note 1)	1,538	240	3,241	6,969	49	4,235
Transfers (to) and from other subaccounts	(5,666,915)	(3,175,762)	(2,729,546)	(13,220,495)	(2,219,063)	(3,083,710)
Transfers (to) and from fixed dollar contract	(209,027)	(69,561)	(3,462,737)	(2,992,431)	(863,172)	(215,401)
Withdrawals and surrenders	(4,187,169)	(3,309,285)	(44,355,118)	(21,316,667)	(3,850,213)	(1,752,982)
Surrender charges (note 2)	(7,001)	(8,089)	(93,528)	(97,555)	(4,623)	(1,920)
Annual contract charges (note 2)	(416,830)	(451,305)	(4,014,330)	(3,863,390)	(510,558)	(531,617)
Annuity and death benefit payments	(1,740,496)	(1,670,387)	(15,513,552)	(11,745,089)	(2,094,479)	(2,034,148)
Net equity transactions	(11,940,238)	(8,496,671)	(66,690,225)	(50,261,984)	(9,391,418)	(7,410,944)
Net change in contract owners' equity	(4,450,310)	(300,753)	63,125,009	24,015,328	2,032,814	(6,989,732)
Contract owners' equity:
Beginning of period	54,709,968	55,010,721	517,588,208	493,572,880	52,772,147	59,761,879
End of period	$50,259,658	$54,709,968	$580,713,217	$517,588,208	$54,804,961	$52,772,147

Change in units:
Beginning units	1,252,868	1,484,624	14,090,354	15,658,273	2,378,653	2,769,865
Units purchased	32,700	71,620	1,388,445	1,831,419	165,073	216,176
Units redeemed	(291,999)	(303,376)	(2,990,534)	(3,399,338)	(545,266)	(607,388)
Ending units	993,569	1,252,868	12,488,265	14,090,354	1,998,460	2,378,653

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,541,933	$199,120	$(1,722,896)	$(2,183,496)	$(725,709)	$(2,327,253)
Reinvested capital gains	0	0	42,747,999	9,402,609	20,081,247	0
Realized gain (loss)	2,990,418	2,624,114	32,109,113	33,204,804	18,529,900	7,336,095
Unrealized gain (loss)	(3,135,722)	111,682	(23,181,833)	36,906,938	17,245,370	26,051,196
Net increase (decrease) in contract owners' equity from operations	2,396,629	2,934,916	49,952,383	77,330,855	55,130,808	31,060,038
Equity transactions:
Contract purchase payments (note 1)	231,067	204,941	1,302,140	2,093,116	924,971	510,908
Extra credit fund deposit (note 1)	3,535	3,057	3,029	10,284	3,482	9,168
Transfers (to) and from other subaccounts	4,223,843	(2,193,726)	(15,233,925)	(31,949,346)	(15,020,790)	(13,418,454)
Transfers (to) and from fixed dollar contract	(46,297)	(1,416,127)	(2,967,961)	(1,840,057)	(695,639)	(1,156,313)
Withdrawals and surrenders	(6,006,976)	(3,310,158)	(17,879,764)	(12,135,492)	(18,452,706)	(10,896,104)
Surrender charges (note 2)	(9,159)	(11,616)	(13,714)	(39,735)	(9,481)	(9,513)
Annual contract charges (note 2)	(573,115)	(634,988)	(1,858,032)	(1,941,735)	(1,950,016)	(2,070,801)
Annuity and death benefit payments	(3,133,920)	(2,812,026)	(6,185,915)	(5,863,172)	(10,992,646)	(11,248,457)
Net equity transactions	(5,311,022)	(10,170,643)	(42,834,142)	(51,666,137)	(46,192,825)	(38,279,566)
Net change in contract owners' equity	(2,914,393)	(7,235,727)	7,118,241	25,664,718	8,937,983	(7,219,528)
Contract owners' equity:
Beginning of period	67,210,325	74,446,052	215,208,891	189,544,173	225,952,638	233,172,166
End of period	$64,295,932	$67,210,325	$222,327,132	$215,208,891	$234,890,621	$225,952,638

Change in units:
Beginning units	2,399,072	2,784,897	7,542,768	9,690,367	6,243,752	7,480,457
Units purchased	291,501	243,370	1,152,822	1,870,170	104,927	171,378
Units redeemed	(474,815)	(629,195)	(2,503,219)	(4,017,769)	(1,241,299)	(1,408,083)
Ending units	2,215,758	2,399,072	6,192,371	7,542,768	5,107,380	6,243,752

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON S&P MidCap 400® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,086,778)	$(983,378)	$(104,384)	$(513,548)	$(181,864)	$(162,868)
Reinvested capital gains	10,102,570	931,683	1,053,739	172,251	4,763,199	210,700
Realized gain (loss)	8,871,243	5,042,193	6,018,989	2,276,858	1,841,211	2,166,877
Unrealized gain (loss)	(14,801,794)	18,131,835	5,115,519	4,254,548	(2,430,756)	2,037,187
Net increase (decrease) in contract owners' equity from operations	3,085,241	23,122,333	12,083,863	6,190,109	3,991,790	4,251,896
Equity transactions:
Contract purchase payments (note 1)	467,285	419,308	274,237	385,504	50,186	20,005
Extra credit fund deposit (note 1)	852	3,015	28	2,836	93	582
Transfers (to) and from other subaccounts	(2,562,175)	(11,779,829)	11,251,902	541,711	(153,377)	(292,824)
Transfers (to) and from fixed dollar contract	(550,763)	(372,475)	(489,531)	(465,142)	(198,233)	(177,352)
Withdrawals and surrenders	(6,894,697)	(3,660,713)	(5,622,555)	(2,426,514)	(1,542,593)	(893,785)
Surrender charges (note 2)	(3,208)	(9,485)	(8,568)	(1,743)	(1,365)	(406)
Annual contract charges (note 2)	(762,713)	(814,861)	(637,171)	(601,709)	(171,897)	(159,960)
Annuity and death benefit payments	(3,648,253)	(3,700,013)	(2,559,738)	(2,352,230)	(872,858)	(469,311)
Net equity transactions	(13,953,672)	(19,915,053)	2,208,604	(4,917,287)	(2,890,044)	(1,973,051)
Net change in contract owners' equity	(10,868,431)	3,207,280	14,292,467	1,272,822	1,101,746	2,278,845
Contract owners' equity:
Beginning of period	90,318,484	87,111,204	52,882,384	51,609,562	17,336,057	15,057,212
End of period	$79,450,053	$90,318,484	$67,174,851	$52,882,384	$18,437,803	$17,336,057

Change in units:
Beginning units	2,663,603	3,409,099	2,532,508	2,775,998	523,612	601,030
Units purchased	199,675	163,779	778,324	430,203	44,767	138,994
Units redeemed	(586,890)	(909,275)	(667,271)	(673,693)	(123,139)	(216,412)
Ending units	2,276,388	2,663,603	2,643,561	2,532,508	445,240	523,612

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Risk Managed Balanced Subaccount	ONFI - ON Risk Managed Balanced Subaccount	ONFI - ON Federated Core Plus Bond Subaccount	ONFI - ON Federated Core Plus Bond Subaccount	ONFI - ON Janus Henderson U.S. Low Volatility Subaccount (note 4)	ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)
	2021	2020	2021	12-04-2020 to 12-31-2020	06-25-2021 to 12-31-2021	06-25-2021 to 12-31-2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,644,022)	$(4,040,340)	$(1,502,130)	$(10)	$(6,574,593)	$(2,762,119)
Reinvested capital gains	64,396,603	9,189,154	54,863	0	0	0
Realized gain (loss)	24,853,991	20,953,307	168,375	(1)	5,151,007	372,040
Unrealized gain (loss)	(30,767,245)	47,225,089	(1,743,877)	209	96,014,758	8,798,676
Net increase (decrease) in contract owners' equity from operations	55,839,327	73,327,210	(3,022,769)	198	94,591,172	6,408,597
Equity transactions:
Contract purchase payments (note 1)	811,607	1,077,999	532,121	0	505,455	256,941
Extra credit fund deposit (note 1)	1,191	4,467	3,092	0	436	194
Transfers (to) and from other subaccounts	13,233,087	5,359,500	486,760,570	57,000	926,804,934	416,172,948
Transfers (to) and from fixed dollar contract	(78,879)	72,285	(143,385)	0	(92,888)	(254,065)
Withdrawals and surrenders	(47,803,553)	(26,660,969)	(11,941,726)	0	(43,637,334)	(16,601,984)
Surrender charges (note 2)	(221,570)	(171,175)	(9,200)	0	(128,899)	(36,290)
Annual contract charges (note 2)	(5,134,928)	(4,908,284)	(2,474,016)	0	(5,803,217)	(2,575,047)
Annuity and death benefit payments	(11,049,460)	(9,639,104)	(10,745,445)	0	(14,988,763)	(6,438,796)
Net equity transactions	(50,242,505)	(34,865,281)	461,982,011	57,000	862,659,724	390,523,901
Net change in contract owners' equity	5,596,822	38,461,929	458,959,242	57,198	957,250,896	396,932,498
Contract owners' equity:
Beginning of period	430,084,124	391,622,195	57,198	0	0	0
End of period	$435,680,946	$430,084,124	$459,016,440	$57,198	$957,250,896	$396,932,498

Change in units:
Beginning units	23,713,458	26,043,977	5,685	0	0	0
Units purchased	1,911,033	3,228,363	51,365,471	5,685	96,420,975	42,089,579
Units redeemed	(4,466,766)	(5,558,882)	(4,559,788)	0	(9,760,367)	(3,023,837)
Ending units	21,157,725	23,713,458	46,811,368	5,685	86,660,608	39,065,742

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Conservative Model Subaccount (note 4)	ONFI - ON Moderately Conservative Model Subaccount	ONFI - ON Moderately Conservative Model Subaccount	ONFI - ON Balanced Model Subaccount	ONFI - ON Balanced Model Subaccount
	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(268,332)	$(516,286)	$(2,780,374)	$(4,666,271)	$(13,289,692)
Reinvested capital gains	111,093	4,133,208	0	11,746,821	0
Realized gain (loss)	12,153,104	9,929,981	3,854,672	45,933,051	20,073,656
Unrealized gain (loss)	(6,372,601)	4,892,720	20,221,693	49,726,254	116,124,073
Net increase (decrease) in contract owners' equity from operations	5,623,264	18,439,623	21,295,991	102,739,855	122,908,037
Equity transactions:
Contract purchase payments (note 1)	153,436	1,499,003	244,255	1,575,648	1,544,306
Extra credit fund deposit (note 1)	881	7,918	1,546	22,563	2,053
Transfers (to) and from other subaccounts	(68,900,257)	5,708,464	84,297,155	4,104,213	15,787,434
Transfers (to) and from fixed dollar contract	(1,022,163)	(1,235,638)	(5,018,038)	(1,563,476)	(3,374,597)
Withdrawals and surrenders	(5,925,150)	(24,817,383)	(9,958,570)	(66,799,217)	(47,020,163)
Surrender charges (note 2)	(5,492)	(19,701)	(7,114)	(29,132)	(41,169)
Annual contract charges (note 2)	(1,037,415)	(4,100,978)	(3,117,701)	(14,822,788)	(15,402,235)
Annuity and death benefit payments	(3,578,277)	(17,345,354)	(9,950,776)	(60,639,473)	(56,693,756)
Net equity transactions	(80,314,437)	(40,303,669)	56,490,757	(138,151,662)	(105,198,127)
Net change in contract owners' equity	(74,691,173)	(21,864,046)	77,786,748	(35,411,807)	17,709,910
Contract owners' equity:
Beginning of period	74,691,173	300,856,597	223,069,849	1,126,092,591	1,108,382,681
End of period	$0	$278,992,551	$300,856,597	$1,090,680,784	$1,126,092,591

Change in units:
Beginning units	6,695,543	24,071,217	19,643,384	87,202,936	96,454,325
Units purchased	1,287,901	1,141,897	7,377,054	1,379,673	3,075,616
Units redeemed	(7,983,444)	(4,271,807)	(2,949,221)	(11,566,001)	(12,327,005)
Ending units	0	20,941,307	24,071,217	77,016,608	87,202,936

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Moderate Growth Model Subaccount	ONFI - ON Moderate Growth Model Subaccount	ONFI - ON Growth Model Subaccount	ONFI - ON Growth Model Subaccount	FIDI - VIP Growth Subaccount	FIDI - VIP Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(17,432,458)	$(23,277,300)	$(4,493,738)	$(4,938,091)	$(20,784)	$(14,898)
Reinvested capital gains	16,653,482	0	3,972,530	0	335,311	115,304
Realized gain (loss)	91,913,218	29,079,150	24,491,567	9,243,261	66,563	33,993
Unrealized gain (loss)	158,724,327	237,382,580	43,002,949	60,320,531	(70,009)	306,585
Net increase (decrease) in contract owners' equity from operations	249,858,569	243,184,430	66,973,308	64,625,701	311,081	440,984
Equity transactions:
Contract purchase payments (note 1)	2,886,772	2,586,382	1,993,976	1,500,806	49,725	1,678
Extra credit fund deposit (note 1)	18,175	2,933	695	1,446	0	0
Transfers (to) and from other subaccounts	(17,723,971)	(43,504,106)	(8,515,934)	(18,069,597)	51	264
Transfers (to) and from fixed dollar contract	(463,420)	(109,391)	(1,092,344)	222,963	(41,131)	0
Withdrawals and surrenders	(139,137,313)	(79,667,895)	(33,523,580)	(16,815,614)	(55,772)	(51,049)
Surrender charges (note 2)	(35,847)	(69,176)	(15,193)	(71,446)	(3)	(48)
Annual contract charges (note 2)	(25,958,863)	(27,292,833)	(5,183,711)	(5,453,521)	(483)	(603)
Annuity and death benefit payments	(80,416,897)	(68,804,383)	(15,686,095)	(17,251,377)	(23,353)	(25,198)
Net equity transactions	(260,831,364)	(216,858,469)	(62,022,186)	(55,936,340)	(70,966)	(74,956)
Net change in contract owners' equity	(10,972,795)	26,325,961	4,951,122	8,689,361	240,115	366,028
Contract owners' equity:
Beginning of period	1,985,225,591	1,958,899,630	442,145,462	433,456,101	1,481,460	1,115,432
End of period	$1,974,252,796	$1,985,225,591	$447,096,584	$442,145,462	$1,721,575	$1,481,460

Change in units:
Beginning units	146,543,020	165,228,625	31,323,345	36,006,071	19,958	21,344
Units purchased	1,213,214	1,422,832	320,664	509,294	551	43
Units redeemed	(19,226,303)	(20,108,437)	(4,394,331)	(5,192,020)	(1,441)	(1,429)
Ending units	128,529,931	146,543,020	27,249,678	31,323,345	19,068	19,958

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FIDI - VIP Equity-Income Subaccount	FIDI - VIP Equity-Income Subaccount	FIDI - VIP High Income Subaccount	FIDI - VIP High Income Subaccount	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,380	$3,528	$660	$632	$(1,846,301)	$(1,452,551)
Reinvested capital gains	82,822	29,201	0	0	0	0
Realized gain (loss)	20,794	(80)	(446)	(1,031)	217,997	288,208
Unrealized gain (loss)	50,056	4,550	297	620	0	0
Net increase (decrease) in contract owners' equity from operations	158,052	37,199	511	221	(1,628,304)	(1,164,343)
Equity transactions:
Contract purchase payments (note 1)	1,354	2,316	0	0	15,553,763	10,428,137
Extra credit fund deposit (note 1)	0	0	0	0	575	6,447
Transfers (to) and from other subaccounts	0	0	0	0	64,452,294	111,646,303
Transfers (to) and from fixed dollar contract	(58,938)	0	0	0	(2,468,291)	(1,226,839)
Withdrawals and surrenders	(67,709)	(5,207)	(1,023)	(3,440)	(92,599,595)	(66,616,448)
Surrender charges (note 2)	(86)	(8)	0	0	(277,462)	(128,473)
Annual contract charges (note 2)	(199)	(213)	(20)	(23)	(1,945,811)	(1,677,512)
Annuity and death benefit payments	(4,962)	(4,113)	(825)	(935)	(8,183,837)	(10,806,182)
Net equity transactions	(130,540)	(7,225)	(1,868)	(4,398)	(25,468,364)	41,625,433
Net change in contract owners' equity	27,512	29,974	(1,357)	(4,177)	(27,096,668)	40,461,090
Contract owners' equity:
Beginning of period	735,451	705,477	17,812	21,989	173,166,515	132,705,425
End of period	$762,963	$735,451	$16,455	$17,812	$146,069,847	$173,166,515

Change in units:
Beginning units	18,335	18,523	808	1,012	15,673,304	11,865,260
Units purchased	30	67	0	0	18,550,514	19,733,317
Units redeemed	(2,938)	(255)	(84)	(204)	(20,890,777)	(15,925,273)
Ending units	15,427	18,335	724	808	13,333,041	15,673,304

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,301,202)	$(1,921,701)	$(6,047,470)	$(5,317,167)	$(1,524,636)	$(1,319,110)
Reinvested capital gains	37,443,373	0	60,506,718	2,408,100	25,686,951	10,584,422
Realized gain (loss)	18,159,755	(2,101,582)	43,408,939	25,538,885	12,378,761	8,390,543
Unrealized gain (loss)	(1,395,230)	37,892,096	13,528,428	89,099,111	(12,749,586)	21,488,917
Net increase (decrease) in contract owners' equity from operations	51,906,696	33,868,813	111,396,615	111,728,929	23,791,490	39,144,772
Equity transactions:
Contract purchase payments (note 1)	1,247,294	1,266,166	1,502,396	999,612	324,921	434,817
Extra credit fund deposit (note 1)	3,975	4,054	11,739	12,167	3,432	3,769
Transfers (to) and from other subaccounts	(25,228,809)	(14,758,215)	(29,236,479)	(23,719,995)	(6,953,385)	(9,647,364)
Transfers (to) and from fixed dollar contract	(1,503,528)	(1,380,174)	(85,683)	(1,598,849)	(646,232)	(392,658)
Withdrawals and surrenders	(15,288,367)	(10,553,213)	(34,283,195)	(25,779,200)	(13,048,244)	(6,593,988)
Surrender charges (note 2)	(7,871)	(15,897)	(71,024)	(21,233)	(34,251)	(11,351)
Annual contract charges (note 2)	(2,167,910)	(2,237,789)	(4,394,081)	(4,700,716)	(944,387)	(994,525)
Annuity and death benefit payments	(9,670,900)	(8,671,372)	(18,524,585)	(18,933,629)	(5,278,653)	(4,007,239)
Net equity transactions	(52,616,116)	(36,346,440)	(85,080,912)	(73,741,843)	(26,576,799)	(21,208,539)
Net change in contract owners' equity	(709,420)	(2,477,627)	26,315,703	37,987,086	(2,785,309)	17,936,233
Contract owners' equity:
Beginning of period	239,852,009	242,329,636	475,066,409	437,079,323	122,147,062	104,210,829
End of period	$239,142,589	$239,852,009	$501,382,112	$475,066,409	$119,361,753	$122,147,062

Change in units:
Beginning units	4,894,146	5,763,099	11,955,988	14,154,526	3,962,550	4,794,873
Units purchased	230,625	428,178	491,572	785,254	375,106	637,910
Units redeemed	(1,165,835)	(1,297,131)	(2,431,188)	(2,983,792)	(1,139,695)	(1,470,233)
Ending units	3,958,936	4,894,146	10,016,372	11,955,988	3,197,961	3,962,550

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Target Volatility Subaccount	FID2 - VIP Target Volatility Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$559,778	$486,208	$(105,452)	$215,022	$(3,341,505)	$(274,706)
Reinvested capital gains	17,472,159	6,523,158	208,238	1,479,415	32,323,578	6,180,500
Realized gain (loss)	6,170,284	(718,042)	1,143,119	(481,720)	6,879,448	1,976,536
Unrealized gain (loss)	7,707,587	10,484	9,518,615	(4,201,264)	(10,206,099)	9,659,495
Net increase (decrease) in contract owners' equity from operations	31,909,808	6,301,808	10,764,520	(2,988,547)	25,655,422	17,541,825
Equity transactions:
Contract purchase payments (note 1)	325,587	679,077	61,836	320,619	568,751	760,426
Extra credit fund deposit (note 1)	4,000	1,742	92	4,149	477	503
Transfers (to) and from other subaccounts	636,543	(591,723)	243,291	(274,621)	948,775	(13,661,781)
Transfers (to) and from fixed dollar contract	(494,472)	(190,104)	(492,688)	(216,963)	(59,827)	24,221
Withdrawals and surrenders	(12,102,149)	(5,297,629)	(3,298,141)	(1,734,564)	(21,335,208)	(15,641,238)
Surrender charges (note 2)	(23,395)	(2,613)	(1,997)	(2,776)	(104,190)	(99,012)
Annual contract charges (note 2)	(1,602,300)	(1,624,802)	(324,253)	(340,801)	(3,152,532)	(3,322,561)
Annuity and death benefit payments	(7,670,212)	(6,427,952)	(1,172,624)	(1,283,708)	(7,663,567)	(6,069,495)
Net equity transactions	(20,926,398)	(13,454,004)	(4,984,484)	(3,528,665)	(30,797,321)	(38,008,937)
Net change in contract owners' equity	10,983,410	(7,152,196)	5,780,036	(6,517,212)	(5,141,899)	(20,467,112)
Contract owners' equity:
Beginning of period	146,678,291	153,830,487	32,094,910	38,612,122	256,849,120	277,316,232
End of period	$157,661,701	$146,678,291	$37,874,946	$32,094,910	$251,707,221	$256,849,120

Change in units:
Beginning units	5,428,713	5,993,995	1,887,380	2,094,535	16,038,176	18,623,615
Units purchased	485,959	410,615	263,130	296,138	506,176	529,942
Units redeemed	(1,173,097)	(975,897)	(519,693)	(503,293)	(2,325,713)	(3,115,381)
Ending units	4,741,575	5,428,713	1,630,817	1,887,380	14,218,639	16,038,176

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Overseas Subaccount	JASI - Janus Henderson Overseas Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(64,996)	$(37,987)	$(1,687)	$744	$(20,349)	$(5,759)
Reinvested capital gains	257,424	344,480	0	0	87,574	87,002
Realized gain (loss)	168,560	190,935	18,550	(7,553)	91,483	102,648
Unrealized gain (loss)	513,824	664,345	110,347	148,070	120,371	90,655
Net increase (decrease) in contract owners' equity from operations	874,812	1,161,773	127,210	141,261	279,079	274,546
Equity transactions:
Contract purchase payments (note 1)	99,756	84,205	0	0	52,667	35,848
Extra credit fund deposit (note 1)	3	4	0	0	0	0
Transfers (to) and from other subaccounts	(22,656)	(109,038)	6,540	(16,187)	(177)	(33,945)
Transfers (to) and from fixed dollar contract	(15,647)	(26,794)	(30,256)	(21,380)	(16,634)	(7,429)
Withdrawals and surrenders	(236,988)	(397,149)	(18,945)	(23,228)	(93,353)	(184,894)
Surrender charges (note 2)	(63)	(1,501)	(21)	(13)	(55)	(1,576)
Annual contract charges (note 2)	(5,667)	(6,084)	(4,606)	(4,698)	(1,897)	(2,301)
Annuity and death benefit payments	(75,008)	(174,747)	(20,588)	(9,020)	(67,586)	(31,383)
Net equity transactions	(256,270)	(631,104)	(67,876)	(74,526)	(127,035)	(225,680)
Net change in contract owners' equity	618,542	530,669	59,334	66,735	152,044	48,866
Contract owners' equity:
Beginning of period	4,802,647	4,271,978	1,078,370	1,011,635	1,771,000	1,722,134
End of period	$5,421,189	$4,802,647	$1,137,704	$1,078,370	$1,923,044	$1,771,000

Change in units:
Beginning units	125,329	145,857	35,050	37,739	72,489	84,746
Units purchased	478	2,210	584	1,237	223	1,413
Units redeemed	(8,769)	(22,738)	(2,599)	(3,926)	(6,308)	(13,670)
Ending units	117,038	125,329	33,035	35,050	66,404	72,489

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(17,328)	$21,759	$(359,690)	$(271,041)	$(312,869)	$(214,570)
Reinvested capital gains	34,113	69,077	1,479,683	2,131,920	1,563,251	1,643,306
Realized gain (loss)	324,023	174,642	2,147,962	1,621,679	2,235,249	1,501,014
Unrealized gain (loss)	293,736	244,309	1,583,114	3,454,119	1,525,588	2,106,557
Net increase (decrease) in contract owners' equity from operations	634,544	509,787	4,851,069	6,936,677	5,011,219	5,036,307
Equity transactions:
Contract purchase payments (note 1)	36,882	37,578	196,073	65,066	34,659	119,560
Extra credit fund deposit (note 1)	9	11	92	408	0	149
Transfers (to) and from other subaccounts	(113,016)	8,778	(790,542)	(2,076,399)	5,028,474	(1,225,859)
Transfers (to) and from fixed dollar contract	(94,728)	(84,399)	(241,688)	(14,917)	(110,436)	(115,044)
Withdrawals and surrenders	(266,830)	(344,432)	(2,248,871)	(1,471,575)	(2,870,030)	(1,435,635)
Surrender charges (note 2)	(130)	(456)	(1,269)	(2,478)	(1,798)	(4,197)
Annual contract charges (note 2)	(4,670)	(5,328)	(248,876)	(269,658)	(299,688)	(293,242)
Annuity and death benefit payments	(234,635)	(155,704)	(935,496)	(971,548)	(909,691)	(995,519)
Net equity transactions	(677,118)	(543,952)	(4,270,577)	(4,741,101)	871,490	(3,949,787)
Net change in contract owners' equity	(42,574)	(34,165)	580,492	2,195,576	5,882,709	1,086,520
Contract owners' equity:
Beginning of period	4,462,052	4,496,217	28,382,571	26,186,995	32,295,689	31,209,169
End of period	$4,419,478	$4,462,052	$28,963,063	$28,382,571	$38,178,398	$32,295,689

Change in units:
Beginning units	96,651	111,243	1,241,127	1,496,950	2,141,272	2,459,764
Units purchased	2,004	603	56,449	82,766	463,020	290,020
Units redeemed	(16,465)	(15,195)	(231,813)	(338,589)	(402,722)	(608,512)
Ending units	82,190	96,651	1,065,763	1,241,127	2,201,570	2,141,272

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,434,571)	$769,726	$(349,500)	$(102,274)	$990,152	$5,170,194
Reinvested capital gains	2,951,091	5,408,699	0	0	177,572,302	66,149,948
Realized gain (loss)	21,798,439	12,025,628	5,036,623	(2,443,374)	50,058,822	27,978,870
Unrealized gain (loss)	34,435,408	25,532,606	9,683,864	19,091,355	(149,583,448)	(80,234,940)
Net increase (decrease) in contract owners' equity from operations	56,750,367	43,736,659	14,370,987	16,545,707	79,037,828	19,064,072
Equity transactions:
Contract purchase payments (note 1)	1,589,066	998,483	482,302	282,535	810,957	2,012,975
Extra credit fund deposit (note 1)	3,686	4,517	5,595	5,155	1,919	5,188
Transfers (to) and from other subaccounts	7,510,755	16,735,109	2,345,890	(5,007,423)	(960,606,861)	(12,021,123)
Transfers (to) and from fixed dollar contract	(272,202)	(950,268)	(374,101)	(740,732)	(989,246)	(911,461)
Withdrawals and surrenders	(36,042,821)	(21,721,845)	(8,011,144)	(4,909,888)	(40,232,530)	(60,641,565)
Surrender charges (note 2)	(95,025)	(110,805)	(3,919)	(3,875)	(109,032)	(370,973)
Annual contract charges (note 2)	(4,219,061)	(4,101,760)	(1,542,672)	(1,593,482)	(5,963,108)	(12,328,892)
Annuity and death benefit payments	(14,404,680)	(12,147,241)	(6,613,490)	(6,371,663)	(13,213,541)	(24,776,810)
Net equity transactions	(45,930,282)	(21,293,810)	(13,711,539)	(18,339,373)	(1,020,301,442)	(109,032,661)
Net change in contract owners' equity	10,820,085	22,442,849	659,448	(1,793,666)	(941,263,614)	(89,968,589)
Contract owners' equity:
Beginning of period	388,267,947	365,825,098	126,270,480	128,064,146	941,263,614	1,031,232,203
End of period	$399,088,032	$388,267,947	$126,929,928	$126,270,480	$0	$941,263,614

Change in units:
Beginning units	12,793,746	13,594,398	8,172,965	9,502,033	43,214,609	48,370,425
Units purchased	1,056,240	1,961,827	780,973	911,266	1,573,030	3,441,055
Units redeemed	(2,451,788)	(2,762,479)	(1,605,569)	(2,240,334)	(44,787,639)	(8,596,871)
Ending units	11,398,198	12,793,746	7,348,369	8,172,965	0	43,214,609

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	JASS - Janus Henderson Flexible Bond Subaccount	JASS - Janus Henderson Flexible Bond Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$168,240	$428,709	$126,772	$103,112	$(191,811)	$116,397
Reinvested capital gains	913,288	0	3,823,156	429,615	8,018,288	8,424,141
Realized gain (loss)	361,570	634,605	3,498,995	1,303,576	2,468,787	(582,856)
Unrealized gain (loss)	(2,445,935)	1,967,034	4,323,264	961,699	9,590,279	(5,502,298)
Net increase (decrease) in contract owners' equity from operations	(1,002,837)	3,030,348	11,772,187	2,798,002	19,885,543	2,455,384
Equity transactions:
Contract purchase payments (note 1)	71,600	124,432	25,564	268,289	302,495	208,786
Extra credit fund deposit (note 1)	6	14	93	3,879	0	15
Transfers (to) and from other subaccounts	9,095,842	6,591,204	(3,173,217)	319,636	5,317,413	2,082,041
Transfers (to) and from fixed dollar contract	(72,366)	(20,012)	(546,146)	(129,957)	(269,664)	(248,858)
Withdrawals and surrenders	(3,700,340)	(2,513,012)	(3,175,256)	(2,185,762)	(7,605,812)	(3,564,271)
Surrender charges (note 2)	(5,754)	(4,195)	(1,829)	(4,870)	(2,975)	(2,338)
Annual contract charges (note 2)	(375,093)	(381,497)	(458,403)	(474,761)	(823,775)	(771,072)
Annuity and death benefit payments	(1,489,063)	(1,078,277)	(1,886,400)	(1,955,901)	(3,284,589)	(2,756,234)
Net equity transactions	3,524,832	2,718,657	(9,215,594)	(4,159,447)	(6,366,907)	(5,051,931)
Net change in contract owners' equity	2,521,995	5,749,005	2,556,593	(1,361,445)	13,518,636	(2,596,547)
Contract owners' equity:
Beginning of period	40,457,917	34,708,912	50,710,329	52,071,774	84,579,721	87,176,268
End of period	$42,979,912	$40,457,917	$53,266,922	$50,710,329	$98,098,357	$84,579,721

Change in units:
Beginning units	3,498,166	3,266,770	1,552,630	1,698,585	2,529,555	2,710,961
Units purchased	1,210,110	1,408,415	85,533	216,644	358,386	293,345
Units redeemed	(894,422)	(1,177,019)	(338,365)	(362,599)	(529,123)	(474,751)
Ending units	3,813,854	3,498,166	1,299,798	1,552,630	2,358,818	2,529,555

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	LEG2 - Western Asset Core Plus VIT Subaccount	LEG2 - Western Asset Core Plus VIT Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$11,906,295	$5,887,505	$612,691	$298,653	$(57,530)	$(30,952)
Reinvested capital gains	0	0	0	0	227,545	267,135
Realized gain (loss)	10,076,344	(290,890)	265,872	302,026	86,342	31,381
Unrealized gain (loss)	90,687,328	(115,368,328)	(2,616,755)	2,506,232	688,221	389,348
Net increase (decrease) in contract owners' equity from operations	112,669,967	(109,771,713)	(1,738,192)	3,106,911	944,578	656,912
Equity transactions:
Contract purchase payments (note 1)	894,801	2,386,952	28,322	110,365	0	0
Extra credit fund deposit (note 1)	3,300	3,438	19	83	0	0
Transfers (to) and from other subaccounts	(3,030,273)	67,433,436	13,027,144	6,303,152	0	(36,350)
Transfers (to) and from fixed dollar contract	(1,283,719)	(601,049)	(27,633)	(503,357)	(2,000)	(758)
Withdrawals and surrenders	(78,491,646)	(68,369,102)	(2,957,690)	(2,174,680)	(109,356)	(221,337)
Surrender charges (note 2)	(170,218)	(374,691)	(2,301)	(2,193)	(49)	(9)
Annual contract charges (note 2)	(14,298,849)	(14,853,233)	(521,443)	(513,002)	(4,524)	(4,064)
Annuity and death benefit payments	(34,440,723)	(28,972,710)	(2,203,363)	(1,628,756)	(103,437)	(27,165)
Net equity transactions	(130,817,327)	(43,346,959)	7,343,055	1,591,612	(219,366)	(289,683)
Net change in contract owners' equity	(18,147,360)	(153,118,672)	5,604,863	4,698,523	725,212	367,229
Contract owners' equity:
Beginning of period	1,046,819,395	1,199,938,067	48,001,897	43,303,374	4,183,264	3,816,035
End of period	$1,028,672,035	$1,046,819,395	$53,606,760	$48,001,897	$4,908,476	$4,183,264

Change in units:
Beginning units	80,213,611	83,430,818	4,018,944	3,905,384	83,218	90,850
Units purchased	1,931,630	8,554,355	1,404,880	1,345,617	1	0
Units redeemed	(11,380,140)	(11,771,562)	(773,967)	(1,232,057)	(3,975)	(7,632)
Ending units	70,765,101	80,213,611	4,649,857	4,018,944	79,244	83,218

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ASVT - VT Discovery Subaccount	ASVT - VT Discovery Subaccount	MSVI - VIF Core Plus Fixed Income Subaccount	MSVI - VIF Core Plus Fixed Income Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSVI - VIF U.S. Real Estate Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(63,643)	$(50,503)	$9,234	$3,517	$10,151	$17,548
Reinvested capital gains	354,690	335,139	30,790	5,475	0	31,185
Realized gain (loss)	270,499	132,227	4,908	6,464	46,781	2,452
Unrealized gain (loss)	(869,402)	1,587,478	(56,523)	11,310	348,893	(283,719)
Net increase (decrease) in contract owners' equity from operations	(307,856)	2,004,341	(11,591)	26,766	405,825	(232,534)
Equity transactions:
Contract purchase payments (note 1)	0	0	5,229	11,523	2,481	2,821
Extra credit fund deposit (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	(30,064)	(34,283)	15,981	108,946	(103,787)	74,651
Transfers (to) and from fixed dollar contract	(41,590)	(28,321)	(30,000)	0	(35,504)	(1,481)
Withdrawals and surrenders	(321,841)	(96,674)	(34,784)	(22,627)	(39,807)	(28,245)
Surrender charges (note 2)	(49)	(58)	0	(15)	(11)	(51)
Annual contract charges (note 2)	(5,044)	(5,210)	(476)	(271)	(3,278)	(3,211)
Annuity and death benefit payments	(67,679)	(107,891)	(43,082)	(18,433)	(31,955)	(54,365)
Net equity transactions	(466,267)	(272,437)	(87,132)	79,123	(211,861)	(9,881)
Net change in contract owners' equity	(774,123)	1,731,904	(98,723)	105,889	193,964	(242,415)
Contract owners' equity:
Beginning of period	5,207,108	3,475,204	561,586	455,697	1,148,824	1,391,239
End of period	$4,432,985	$5,207,108	$462,863	$561,586	$1,342,788	$1,148,824

Change in units:
Beginning units	69,306	74,322	21,166	17,225	26,705	26,490
Units purchased	0	0	838	7,492	171	3,035
Units redeemed	(6,577)	(5,016)	(4,421)	(3,551)	(4,319)	(2,820)
Ending units	62,729	69,306	17,583	21,166	22,557	26,705

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(449,479)	$931,930	$333,950	$682,811	$(1,912,758)	$(1,705,153)
Reinvested capital gains	0	750,559	0	1,546,762	40,037,898	15,256,448
Realized gain (loss)	4,755,085	1,169,393	3,336,987	(67,048)	28,367,761	23,410,591
Unrealized gain (loss)	(5,373,535)	1,331,081	15,499,374	(13,748,454)	(64,767,942)	66,210,826
Net increase (decrease) in contract owners' equity from operations	(1,067,929)	4,182,963	19,170,311	(11,585,929)	1,724,959	103,172,712
Equity transactions:
Contract purchase payments (note 1)	50,461	93,651	425,401	249,210	823,779	857,539
Extra credit fund deposit (note 1)	220	324	1,280	2,023	8,091	10,809
Transfers (to) and from other subaccounts	(66,630,686)	2,093,445	(7,594,320)	5,961,361	(25,698,182)	(14,454,086)
Transfers (to) and from fixed dollar contract	(61,481)	(306,298)	(450,930)	(341,951)	(619,693)	(268,964)
Withdrawals and surrenders	(4,839,941)	(4,227,823)	(3,755,669)	(3,325,325)	(20,037,870)	(7,057,151)
Surrender charges (note 2)	(632)	(5,762)	(1,920)	(1,949)	(10,982)	(10,010)
Annual contract charges (note 2)	(479,438)	(972,334)	(627,712)	(638,010)	(1,326,387)	(1,379,259)
Annuity and death benefit payments	(1,056,632)	(2,709,636)	(3,440,758)	(3,192,615)	(4,322,563)	(4,449,319)
Net equity transactions	(73,018,129)	(6,034,433)	(15,444,628)	(1,287,256)	(51,183,807)	(26,750,441)
Net change in contract owners' equity	(74,086,058)	(1,851,470)	3,725,683	(12,873,185)	(49,458,848)	76,422,271
Contract owners' equity:
Beginning of period	74,086,058	75,937,528	57,499,015	70,372,200	173,057,801	96,635,530
End of period	$0	$74,086,058	$61,224,698	$57,499,015	$123,598,953	$173,057,801

Change in units:
Beginning units	4,159,006	4,527,306	1,933,320	1,937,506	1,939,346	2,321,552
Units purchased	537,690	848,247	103,044	392,383	275,568	637,001
Units redeemed	(4,696,696)	(1,216,547)	(539,572)	(396,569)	(811,541)	(1,019,207)
Ending units	0	4,159,006	1,496,792	1,933,320	1,403,373	1,939,346

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(132,670)	$66,017	$(134,449)	$(106,730)	$(169,990)	$(126,798)
Reinvested capital gains	9,797,627	1,315,523	6,076,128	980,362	1,607,778	913,809
Realized gain (loss)	929,984	(2,742,321)	1,510,499	615,527	617,134	122,466
Unrealized gain (loss)	5,633,359	3,088,209	(941,338)	1,939,664	396,727	2,583,374
Net increase (decrease) in contract owners' equity from operations	16,228,300	1,727,428	6,510,840	3,428,823	2,451,649	3,492,851
Equity transactions:
Contract purchase payments (note 1)	203,327	77,331	101,099	61,506	20,106	37,027
Extra credit fund deposit (note 1)	1,045	921	204	146	9	602
Transfers (to) and from other subaccounts	(2,794,865)	897,686	(1,192,581)	(1,180,024)	329,805	(222,857)
Transfers (to) and from fixed dollar contract	(240,372)	(122,260)	(224,702)	(80,454)	(125,590)	(81,529)
Withdrawals and surrenders	(3,918,787)	(2,836,434)	(1,464,582)	(874,637)	(780,640)	(476,708)
Surrender charges (note 2)	(1,433)	(877)	(140)	(570)	(1,103)	(781)
Annual contract charges (note 2)	(1,005,718)	(1,045,637)	(259,730)	(261,641)	(135,198)	(122,093)
Annuity and death benefit payments	(5,372,838)	(4,686,687)	(1,253,859)	(1,392,880)	(671,028)	(514,316)
Net equity transactions	(13,129,641)	(7,715,957)	(4,294,291)	(3,728,554)	(1,363,639)	(1,380,655)
Net change in contract owners' equity	3,098,659	(5,988,529)	2,216,549	(299,731)	1,088,010	2,112,196
Contract owners' equity:
Beginning of period	77,041,689	83,030,218	25,246,951	25,546,682	12,354,230	10,242,034
End of period	$80,140,348	$77,041,689	$27,463,500	$25,246,951	$13,442,240	$12,354,230

Change in units:
Beginning units	3,718,034	4,114,297	777,274	912,857	269,782	310,652
Units purchased	90,272	309,138	17,789	40,276	22,823	26,294
Units redeemed	(656,161)	(705,401)	(135,514)	(175,859)	(49,242)	(67,164)
Ending units	3,152,145	3,718,034	659,549	777,274	243,363	269,782

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	GSVS - Large Cap Value Subaccount	GSVS - Large Cap Value Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - Strategic Growth Subaccount	GSVS - Strategic Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(148,683)	$(36,317)	$(106,275)	$(93,587)	$(342,568)	$(324,296)
Reinvested capital gains	5,387,221	692,670	3,008,894	642,180	3,326,635	2,123,103
Realized gain (loss)	841,257	(1,097,487)	1,146,919	4,632	1,461,264	59,241
Unrealized gain (loss)	2,501,706	1,452,271	(430,673)	1,630,402	529,096	6,516,207
Net increase (decrease) in contract owners' equity from operations	8,581,501	1,011,137	3,618,865	2,183,627	4,974,427	8,374,255
Equity transactions:
Contract purchase payments (note 1)	29,595	84,977	13,589	57,075	39,277	39,028
Extra credit fund deposit (note 1)	79	2,745	0	0	1,318	1,431
Transfers (to) and from other subaccounts	1,104,925	1,172,124	(1,402,876)	(2,260,997)	87,558	(1,997,878)
Transfers (to) and from fixed dollar contract	(502,826)	(320,586)	(61,881)	(20,170)	(205,664)	(529,911)
Withdrawals and surrenders	(3,353,943)	(1,704,847)	(2,955,632)	(1,288,634)	(3,053,960)	(2,943,067)
Surrender charges (note 2)	(3,630)	(4,689)	(1,012)	(692)	(4,246)	(3,104)
Annual contract charges (note 2)	(402,679)	(379,797)	(122,028)	(131,451)	(230,415)	(283,968)
Annuity and death benefit payments	(1,306,700)	(1,555,093)	(459,916)	(444,109)	(767,509)	(758,508)
Net equity transactions	(4,435,179)	(2,705,166)	(4,989,756)	(4,088,978)	(4,133,641)	(6,475,977)
Net change in contract owners' equity	4,146,322	(1,694,029)	(1,370,891)	(1,905,351)	840,786	1,898,278
Contract owners' equity:
Beginning of period	40,640,068	42,334,097	15,378,901	17,284,252	27,604,554	25,706,276
End of period	$44,786,390	$40,640,068	$14,008,010	$15,378,901	$28,445,340	$27,604,554

Change in units:
Beginning units	2,319,307	2,469,124	537,762	704,516	729,035	936,155
Units purchased	283,130	273,213	14,638	44,684	88,251	60,432
Units redeemed	(494,831)	(423,030)	(169,855)	(211,438)	(189,660)	(267,552)
Ending units	2,107,606	2,319,307	382,545	537,762	627,626	729,035

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	GSVS - Trend Driven Allocation Subaccount	GSVS - Trend Driven Allocation Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,785,477)	$(1,385,010)	$860,061	$1,820,403	$(420,961)	$(345,309)
Reinvested capital gains	16,225,213	1,887,575	0	0	36,381	2,299,782
Realized gain (loss)	3,739,867	729,936	4,013,758	(3,662,684)	1,377,707	(755,225)
Unrealized gain (loss)	392,519	1,805,668	1,600,755	(4,185,779)	4,840,129	657,659
Net increase (decrease) in contract owners' equity from operations	18,572,122	3,038,169	6,474,574	(6,028,060)	5,833,256	1,856,907
Equity transactions:
Contract purchase payments (note 1)	150,540	269,652	966,272	661,910	233,358	103,452
Extra credit fund deposit (note 1)	296	346	1,620	2,073	217	2,190
Transfers (to) and from other subaccounts	(1,409,155)	(1,569,814)	3,245,789	115,218	(2,257,767)	(975,017)
Transfers (to) and from fixed dollar contract	18,712	(75,069)	(388,786)	(264,025)	(27,939)	(74,022)
Withdrawals and surrenders	(10,810,636)	(7,283,335)	(11,375,991)	(6,435,068)	(3,221,093)	(1,683,488)
Surrender charges (note 2)	(30,186)	(52,630)	(4,591)	(5,639)	(1,354)	(1,543)
Annual contract charges (note 2)	(1,780,265)	(1,826,879)	(1,579,170)	(1,674,634)	(281,179)	(314,636)
Annuity and death benefit payments	(4,084,749)	(3,974,370)	(5,784,596)	(5,205,792)	(1,288,586)	(1,256,066)
Net equity transactions	(17,945,443)	(14,512,099)	(14,919,453)	(12,805,957)	(6,844,343)	(4,199,130)
Net change in contract owners' equity	626,679	(11,473,930)	(8,444,879)	(18,834,017)	(1,011,087)	(2,342,223)
Contract owners' equity:
Beginning of period	133,566,112	145,040,042	149,700,991	168,535,008	33,817,722	36,159,945
End of period	$134,192,791	$133,566,112	$141,256,112	$149,700,991	$32,806,635	$33,817,722

Change in units:
Beginning units	9,928,189	11,079,817	4,909,627	5,427,998	842,617	952,701
Units purchased	375,297	672,876	629,727	786,440	58,066	96,751
Units redeemed	(1,604,536)	(1,824,504)	(1,033,045)	(1,304,811)	(207,966)	(206,835)
Ending units	8,698,950	9,928,189	4,506,309	4,909,627	692,717	842,617

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount	LAZS - Global Dynamic Multi-Asset Subaccount	LAZS - Global Dynamic Multi-Asset Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(287,745)	$882,782	$4,529,782	$(2,273,609)	$(1,104,952)	$(1,017,140)
Reinvested capital gains	1,138,033	2,927,035	0	3,391,669	0	0
Realized gain (loss)	545,608	(2,884,662)	6,318,255	1,644,401	12,554,221	11,148,944
Unrealized gain (loss)	2,764,326	4,678,982	19,677,312	(5,870,800)	482,917	10,109,935
Net increase (decrease) in contract owners' equity from operations	4,160,222	5,604,137	30,525,349	(3,108,339)	11,932,186	20,241,739
Equity transactions:
Contract purchase payments (note 1)	550,545	199,772	533,480	800,027	274,019	316,317
Extra credit fund deposit (note 1)	31	604	670	2,293	100	443
Transfers (to) and from other subaccounts	2,634,372	(3,226,816)	(3,521,393)	(8,395,112)	(4,965,007)	(7,329,720)
Transfers (to) and from fixed dollar contract	(242,628)	(205,208)	(213,238)	(131,891)	(285,741)	(1,088,873)
Withdrawals and surrenders	(5,940,161)	(4,814,006)	(22,774,919)	(16,561,902)	(5,312,840)	(3,220,049)
Surrender charges (note 2)	(2,633)	(5,133)	(74,767)	(141,443)	(2,978)	(2,316)
Annual contract charges (note 2)	(944,945)	(1,011,485)	(3,962,562)	(4,254,141)	(883,046)	(937,844)
Annuity and death benefit payments	(3,463,764)	(3,237,092)	(9,473,103)	(8,946,615)	(4,023,834)	(4,023,230)
Net equity transactions	(7,409,183)	(12,299,364)	(39,485,832)	(37,628,784)	(15,199,327)	(16,285,272)
Net change in contract owners' equity	(3,248,961)	(6,695,227)	(8,960,483)	(40,737,123)	(3,267,141)	3,956,467
Contract owners' equity:
Beginning of period	95,997,255	102,692,482	313,213,947	353,951,070	86,251,137	82,294,670
End of period	$92,748,294	$95,997,255	$304,253,464	$313,213,947	$82,983,996	$86,251,137

Change in units:
Beginning units	5,299,001	6,063,956	19,714,427	22,160,502	2,061,949	2,531,087
Units purchased	587,420	425,512	585,548	1,431,599	77,541	72,983
Units redeemed	(982,339)	(1,190,467)	(2,963,299)	(3,877,674)	(411,292)	(542,121)
Ending units	4,904,082	5,299,001	17,336,676	19,714,427	1,728,198	2,061,949

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	JPMI - Small Cap Core Subaccount	JPMI - Small Cap Core Subaccount	JPMI - Mid Cap Value Subaccount	JPMI - Mid Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(835,161)	$(747,353)	$(538,125)	$(163,688)	$(767,945)	$327,007
Reinvested capital gains	0	0	1,662,674	3,589,879	10,164,646	10,783,774
Realized gain (loss)	12,500,188	9,233,751	4,660,659	(1,612,538)	12,363,307	1,160,560
Unrealized gain (loss)	(2,893,636)	17,151,011	6,650,778	4,754,321	28,461,655	(15,187,180)
Net increase (decrease) in contract owners' equity from operations	8,771,391	25,637,409	12,435,986	6,567,974	50,221,663	(2,915,839)
Equity transactions:
Contract purchase payments (note 1)	380,978	206,208	303,137	374,947	1,460,844	537,105
Extra credit fund deposit (note 1)	667	6,009	1,805	2,042	2,967	2,213
Transfers (to) and from other subaccounts	(6,100,098)	(4,341,870)	1,749,058	(3,755,136)	(9,442,193)	(1,498,667)
Transfers (to) and from fixed dollar contract	(668,160)	34,456	(440,853)	(108,010)	(654,263)	(624,480)
Withdrawals and surrenders	(5,636,775)	(3,337,843)	(5,292,179)	(2,199,942)	(13,655,351)	(7,524,178)
Surrender charges (note 2)	(6,588)	(10,866)	(1,621)	(2,321)	(5,209)	(8,923)
Annual contract charges (note 2)	(610,014)	(636,260)	(598,950)	(569,633)	(1,964,968)	(1,918,606)
Annuity and death benefit payments	(2,236,519)	(2,184,109)	(2,146,700)	(1,947,728)	(7,283,962)	(7,917,552)
Net equity transactions	(14,876,509)	(10,264,275)	(6,426,303)	(8,205,781)	(31,542,135)	(18,953,088)
Net change in contract owners' equity	(6,105,118)	15,373,134	6,009,683	(1,637,807)	18,679,528	(21,868,927)
Contract owners' equity:
Beginning of period	68,909,364	53,536,230	64,639,429	66,277,236	189,559,935	211,428,862
End of period	$62,804,246	$68,909,364	$70,649,112	$64,639,429	$208,239,463	$189,559,935

Change in units:
Beginning units	1,839,278	2,182,946	1,884,338	2,170,078	4,056,073	4,480,698
Units purchased	207,507	327,599	354,665	257,845	313,465	485,033
Units redeemed	(598,721)	(671,267)	(518,465)	(543,585)	(894,533)	(909,658)
Ending units	1,448,064	1,839,278	1,720,538	1,884,338	3,475,005	4,056,073

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ABVB - VPS Growth & Income Subaccount	ABVB - VPS Growth & Income Subaccount	ABVB - VPS Small Cap Growth Subaccount	ABVB - VPS Small Cap Growth Subaccount	ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(82,544)	$7,865	$(443,114)	$(350,125)	$(1,483,128)	$414,156
Reinvested capital gains	0	664,371	8,080,431	2,084,050	0	0
Realized gain (loss)	470,548	(1,067,521)	3,533,580	1,726,373	54,530,809	3,887,187
Unrealized gain (loss)	2,869,474	(185,029)	(8,443,669)	9,067,175	(40,497,041)	2,516,993
Net increase (decrease) in contract owners' equity from operations	3,257,478	(580,314)	2,727,228	12,527,473	12,550,640	6,818,336
Equity transactions:
Contract purchase payments (note 1)	27,299	14,472	148,452	211,424	161,235	433,183
Extra credit fund deposit (note 1)	0	0	3,218	6,445	427	908
Transfers (to) and from other subaccounts	2,959,287	(3,471,982)	366,953	(2,010,870)	(234,339,649)	(1,842,926)
Transfers (to) and from fixed dollar contract	(15,000)	(391,276)	5,062	(247,085)	47,511	(195,059)
Withdrawals and surrenders	(1,384,379)	(498,365)	(2,794,296)	(1,509,200)	(6,156,046)	(13,369,940)
Surrender charges (note 2)	(145)	(305)	(1,534)	(2,512)	(9,402)	(45,715)
Annual contract charges (note 2)	(145,710)	(145,069)	(325,921)	(300,831)	(1,834,549)	(3,506,097)
Annuity and death benefit payments	(856,136)	(571,138)	(843,902)	(739,312)	(4,168,201)	(7,058,829)
Net equity transactions	585,216	(5,063,663)	(3,441,968)	(4,591,941)	(246,298,674)	(25,584,475)
Net change in contract owners' equity	3,842,694	(5,643,977)	(714,740)	7,935,532	(233,748,034)	(18,766,139)
Contract owners' equity:
Beginning of period	11,877,729	17,521,706	34,202,088	26,266,556	233,748,034	252,514,173
End of period	$15,720,423	$11,877,729	$33,487,348	$34,202,088	$0	$233,748,034

Change in units:
Beginning units	470,546	700,813	546,315	637,015	16,464,081	18,407,346
Units purchased	163,666	67,336	205,109	206,412	307,189	423,414
Units redeemed	(137,857)	(297,603)	(247,412)	(297,112)	(16,771,270)	(2,366,679)
Ending units	496,355	470,546	504,012	546,315	0	16,464,081

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ABVB - VPS Global Risk Allocation-Moderate Subaccount	ABVB - VPS Global Risk Allocation-Moderate Subaccount	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(7,795,308)	$(22,915)	$(386,241)	$(330,881)	$(881,663)	$(766,240)
Reinvested capital gains	0	2,745,564	5,367,993	2,959,868	14,822,841	4,991,100
Realized gain (loss)	3,646,764	880,491	2,431,377	823,357	4,477,510	2,462,187
Unrealized gain (loss)	51,062,709	(2,822,241)	(7,000,476)	7,483,887	(10,223,241)	12,707,549
Net increase (decrease) in contract owners' equity from operations	46,914,165	780,899	412,653	10,936,231	8,195,447	19,394,596
Equity transactions:
Contract purchase payments (note 1)	736,202	156,933	39,943	172,301	184,515	192,222
Extra credit fund deposit (note 1)	1,185	261	60	1,041	2,576	1,661
Transfers (to) and from other subaccounts	961,295,934	1,827,819	(824,407)	(1,481,578)	(291,579)	1,620,129
Transfers (to) and from fixed dollar contract	106,717	(134,543)	(54,927)	(193,833)	(278,119)	(90,845)
Withdrawals and surrenders	(39,227,594)	(4,618,213)	(3,381,546)	(935,053)	(7,701,687)	(2,650,943)
Surrender charges (note 2)	(122,274)	(32,245)	(218)	(1,421)	(17,854)	(2,365)
Annual contract charges (note 2)	(7,649,551)	(1,114,583)	(274,375)	(278,774)	(699,602)	(690,433)
Annuity and death benefit payments	(17,950,711)	(2,311,484)	(1,039,193)	(1,020,084)	(2,380,305)	(2,265,993)
Net equity transactions	897,189,908	(6,226,055)	(5,534,663)	(3,737,401)	(11,182,055)	(3,886,567)
Net change in contract owners' equity	944,104,073	(5,445,156)	(5,122,010)	7,198,830	(2,986,608)	15,508,029
Contract owners' equity:
Beginning of period	87,586,974	93,032,130	33,125,232	25,926,402	71,601,780	56,093,751
End of period	$1,031,691,047	$87,586,974	$28,003,222	$33,125,232	$68,615,172	$71,601,780

Change in units:
Beginning units	7,525,469	8,085,929	608,261	686,222	2,095,766	2,201,107
Units purchased	79,138,683	555,018	65,267	153,303	270,706	497,968
Units redeemed	(6,437,382)	(1,115,478)	(159,087)	(231,264)	(579,601)	(603,309)
Ending units	80,226,770	7,525,469	514,441	608,261	1,786,871	2,095,766

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$523,282	$1,130,786	$(281,660)	$(246,018)	$6,320,085	$151,406
Reinvested capital gains	7,708,930	3,928,984	3,077,206	2,196,795	0	0
Realized gain (loss)	4,410,513	1,133,686	1,582,426	1,608,329	2,067,397	964,661
Unrealized gain (loss)	5,591,791	4,965,782	696,165	647,517	(1,140,181)	14,610,252
Net increase (decrease) in contract owners' equity from operations	18,234,516	11,159,238	5,074,137	4,206,623	7,247,301	15,726,319
Equity transactions:
Contract purchase payments (note 1)	610,088	589,918	47,400	10,628	684,305	553,859
Extra credit fund deposit (note 1)	427	355	9	0	2,171	2,969
Transfers (to) and from other subaccounts	5,825,416	(1,788,336)	(888,707)	(4,719,178)	20,324,023	2,566,580
Transfers (to) and from fixed dollar contract	(22,924)	(801,600)	9,048	(194,466)	(251,441)	(469,459)
Withdrawals and surrenders	(11,570,891)	(7,941,412)	(2,560,518)	(2,103,592)	(12,892,187)	(7,758,534)
Surrender charges (note 2)	(30,580)	(33,262)	(11,779)	(5,695)	(9,833)	(5,941)
Annual contract charges (note 2)	(1,495,681)	(1,502,906)	(177,479)	(203,060)	(1,953,360)	(2,113,825)
Annuity and death benefit payments	(6,462,611)	(4,173,978)	(559,675)	(662,589)	(7,415,958)	(7,902,642)
Net equity transactions	(13,146,756)	(15,651,221)	(4,141,701)	(7,877,952)	(1,512,280)	(15,126,993)
Net change in contract owners' equity	5,087,760	(4,491,983)	932,436	(3,671,329)	5,735,021	599,326
Contract owners' equity:
Beginning of period	151,085,157	155,577,140	24,024,019	27,695,348	172,485,469	171,886,143
End of period	$156,172,917	$151,085,157	$24,956,455	$24,024,019	$178,220,490	$172,485,469

Change in units:
Beginning units	6,191,074	6,882,707	1,126,594	1,569,175	9,405,467	10,296,590
Units purchased	591,955	544,905	83,617	99,762	1,498,152	1,625,169
Units redeemed	(1,078,920)	(1,236,538)	(268,530)	(542,343)	(1,551,429)	(2,516,292)
Ending units	5,704,109	6,191,074	941,681	1,126,594	9,352,190	9,405,467

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	PVIA - Total Return Subaccount (note 4)	PVIA - Total Return Subaccount (note 4)	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$980,048	$3,348,233	$2,000,761	$673,922	$523,938	$670,993
Reinvested capital gains	16,951,309	4,371,155	829,933	0	0	0
Realized gain (loss)	(8,220,534)	3,665,574	(733,759)	(1,332,462)	(494,468)	(1,987,424)
Unrealized gain (loss)	(19,330,359)	15,805,810	(4,999,771)	5,056,334	4,469,717	1,305,831
Net increase (decrease) in contract owners' equity from operations	(9,619,536)	27,190,772	(2,902,836)	4,397,794	4,499,187	(10,600)
Equity transactions:
Contract purchase payments (note 1)	756,245	2,066,776	315,392	230,596	139,753	149,210
Extra credit fund deposit (note 1)	2,935	15,589	1,026	980	37	82
Transfers (to) and from other subaccounts	(385,759,270)	54,905,490	4,205,538	(1,762,863)	317,129	336,558
Transfers (to) and from fixed dollar contract	(234,039)	(731,214)	(165,723)	(21,167)	(13,248)	(100,645)
Withdrawals and surrenders	(25,267,006)	(26,652,179)	(4,633,895)	(3,983,853)	(892,642)	(545,561)
Surrender charges (note 2)	(16,219)	(15,237)	(3,110)	(2,747)	(182)	(664)
Annual contract charges (note 2)	(2,733,260)	(5,338,496)	(548,307)	(626,851)	(204,465)	(172,550)
Annuity and death benefit payments	(9,433,288)	(19,978,299)	(2,818,686)	(3,041,553)	(651,976)	(630,503)
Net equity transactions	(422,683,902)	4,272,430	(3,647,765)	(9,207,458)	(1,305,594)	(964,073)
Net change in contract owners' equity	(432,303,438)	31,463,202	(6,550,601)	(4,809,664)	3,193,593	(974,673)
Contract owners' equity:
Beginning of period	432,303,438	400,840,236	55,438,771	60,248,435	14,209,253	15,183,926
End of period	$0	$432,303,438	$48,888,170	$55,438,771	$17,402,846	$14,209,253

Change in units:
Beginning units	22,550,559	22,434,821	2,929,735	3,480,144	2,584,042	2,762,523
Units purchased	2,371,181	6,480,868	479,926	268,812	801,541	530,255
Units redeemed	(24,921,740)	(6,365,130)	(675,380)	(819,221)	(986,131)	(708,736)
Ending units	0	22,550,559	2,734,281	2,929,735	2,399,452	2,584,042

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	PVIA - Global Diversified Allocation Subaccount (note 4)	PVIA - Global Diversified Allocation Subaccount (note 4)	PVIA - Short-Term Subaccount	PVIA - Short-Term Subaccount	PVIA - Low Duration Subaccount	PVIA - Low Duration Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$19,914,277	$13,219,262	$(90,596)	$(2,282)	$(281,557)	$(33,806)
Reinvested capital gains	0	50,328,652	0	0	0	0
Realized gain (loss)	57,524,635	1,387,789	105,131	(37,724)	147,379	175,888
Unrealized gain (loss)	(29,460,195)	(47,669,571)	(1,010,340)	664,173	(694,731)	469,241
Net increase (decrease) in contract owners' equity from operations	47,978,717	17,266,132	(995,805)	624,167	(828,909)	611,323
Equity transactions:
Contract purchase payments (note 1)	680,946	2,156,463	377,033	559,087	561	29,484
Extra credit fund deposit (note 1)	1,558	1,936	2,240	416	6	14
Transfers (to) and from other subaccounts	(736,410,610)	17,673	36,621,390	29,503,769	7,719,890	13,103,680
Transfers (to) and from fixed dollar contract	(411,268)	(279,852)	(257,612)	63,709	1,619,328	(331,623)
Withdrawals and surrenders	(29,116,861)	(37,870,880)	(31,442,262)	(14,679,039)	(8,221,883)	(3,897,238)
Surrender charges (note 2)	(74,217)	(191,649)	(18,879)	(17,282)	(5,521)	(2,946)
Annual contract charges (note 2)	(4,568,782)	(9,817,999)	(1,224,055)	(1,055,596)	(472,509)	(376,298)
Annuity and death benefit payments	(10,683,161)	(20,077,416)	(3,503,415)	(6,185,908)	(1,700,501)	(1,397,459)
Net equity transactions	(780,582,395)	(66,061,724)	554,440	8,189,156	(1,060,629)	7,127,614
Net change in contract owners' equity	(732,603,678)	(48,795,592)	(441,365)	8,813,323	(1,889,538)	7,738,937
Contract owners' equity:
Beginning of period	732,603,678	781,399,270	76,333,822	67,520,499	38,425,122	30,686,185
End of period	$0	$732,603,678	$75,892,457	$76,333,822	$36,535,584	$38,425,122

Change in units:
Beginning units	50,221,858	55,060,040	7,307,763	6,533,588	3,752,322	3,047,829
Units purchased	961,872	2,780,637	7,579,744	5,365,163	1,730,016	2,576,821
Units redeemed	(51,183,730)	(7,618,819)	(7,518,445)	(4,590,988)	(1,833,802)	(1,872,328)
Ending units	0	50,221,858	7,369,062	7,307,763	3,648,536	3,752,322

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	CALI - VP S&P 500 Index Subaccount	CALI - VP S&P 500 Index Subaccount	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$334	$755	$(306,627)	$(177,577)	$104,672	$(254,026)
Reinvested capital gains	9,884	5,212	2,662,824	1,849,177	0	1,837,855
Realized gain (loss)	1,540	4,159	1,083,563	424,530	441,324	(8,278,830)
Unrealized gain (loss)	36,136	15,817	2,704,151	2,798,431	28,410,099	(2,588,590)
Net increase (decrease) in contract owners' equity from operations	47,894	25,943	6,143,911	4,894,561	28,956,095	(9,283,591)
Equity transactions:
Contract purchase payments (note 1)	0	0	79,011	107,738	701,362	458,971
Extra credit fund deposit (note 1)	0	0	39	880	2,680	2,293
Transfers (to) and from other subaccounts	0	(2,639)	(1,443,498)	689,341	(5,464,948)	5,905,392
Transfers (to) and from fixed dollar contract	0	0	(3,230)	(253,961)	(369,701)	(342,411)
Withdrawals and surrenders	(790)	(13,552)	(1,472,027)	(1,007,048)	(7,065,053)	(4,309,325)
Surrender charges (note 2)	0	(28)	(3,690)	(162)	(3,894)	(3,231)
Annual contract charges (note 2)	(160)	(179)	(271,531)	(267,493)	(1,244,960)	(1,109,729)
Annuity and death benefit payments	(981)	(910)	(1,000,861)	(1,069,976)	(5,112,839)	(4,516,013)
Net equity transactions	(1,931)	(17,308)	(4,115,787)	(1,800,681)	(18,557,353)	(3,914,053)
Net change in contract owners' equity	45,963	8,635	2,028,124	3,093,880	10,398,742	(13,197,644)
Contract owners' equity:
Beginning of period	178,761	170,126	26,243,850	23,149,970	111,333,547	124,531,191
End of period	$224,724	$178,761	$28,271,974	$26,243,850	$121,732,289	$111,333,547

Change in units:
Beginning units	6,975	7,742	659,718	708,655	3,394,050	3,461,726
Units purchased	0	0	22,490	133,239	341,929	588,954
Units redeemed	(66)	(767)	(114,403)	(182,176)	(817,970)	(656,630)
Ending units	6,909	6,975	567,805	659,718	2,918,009	3,394,050

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount	AIMI - Invesco V.I. Comstock Series I Subaccount	AIMI - Invesco V.I. Comstock Series I Subaccount	AIMI - Invesco V.I. International Growth Series II Subaccount	AIMI - Invesco V.I. International Growth Series II Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(766,321)	$(593,139)	$263	$342	$(133,907)	$524,594
Reinvested capital gains	2,563,088	712,987	0	593	4,284,941	1,369,313
Realized gain (loss)	4,685,133	(1,410,791)	487	(163)	2,849,672	496,745
Unrealized gain (loss)	8,154,375	11,308,495	7,087	(1,498)	(4,115,138)	5,167,425
Net increase (decrease) in contract owners' equity from operations	14,636,275	10,017,552	7,837	(726)	2,885,568	7,558,077
Equity transactions:
Contract purchase payments (note 1)	117,324	96,921	0	0	265,363	104,429
Extra credit fund deposit (note 1)	977	1,466	0	0	2,438	308
Transfers (to) and from other subaccounts	(3,013,231)	(2,993,639)	0	0	2,504,315	1,777,844
Transfers (to) and from fixed dollar contract	(205,844)	(316,960)	0	0	(253,327)	(99,983)
Withdrawals and surrenders	(3,652,045)	(2,098,872)	(688)	0	(7,077,124)	(2,358,414)
Surrender charges (note 2)	(1,468)	(3,014)	0	0	(1,260)	(2,456)
Annual contract charges (note 2)	(635,903)	(577,294)	(1)	(1)	(621,215)	(650,266)
Annuity and death benefit payments	(2,533,814)	(2,463,137)	(1,468)	(1,343)	(1,982,471)	(1,907,952)
Net equity transactions	(9,924,004)	(8,354,529)	(2,157)	(1,344)	(7,163,281)	(3,136,490)
Net change in contract owners' equity	4,712,271	1,663,023	5,680	(2,070)	(4,277,713)	4,421,587
Contract owners' equity:
Beginning of period	54,175,378	52,512,355	25,000	27,070	66,711,612	62,290,025
End of period	$58,887,649	$54,175,378	$30,680	$25,000	$62,433,899	$66,711,612

Change in units:
Beginning units	1,613,546	1,900,968	784	834	4,379,433	4,590,569
Units purchased	168,786	152,814	0	0	474,408	655,183
Units redeemed	(410,052)	(440,236)	(56)	(50)	(920,520)	(866,319)
Ending units	1,372,280	1,613,546	728	784	3,933,321	4,379,433

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$6,513,457	$24,595,657	$(417,709)	$(195,887)	$2,388,470	$3,035,284
Reinvested capital gains	12,727,598	19,906,655	0	0	0	55,262
Realized gain (loss)	(1,439,733)	(6,964,535)	2,881,225	(766,440)	792,295	(875,626)
Unrealized gain (loss)	12,736,320	(6,770,527)	8,285,501	1,047,939	6,661,206	(3,428,768)
Net increase (decrease) in contract owners' equity from operations	30,537,642	30,767,250	10,749,017	85,612	9,841,971	(1,213,848)
Equity transactions:
Contract purchase payments (note 1)	1,009,510	1,106,969	127,478	21,173	70,727	190,886
Extra credit fund deposit (note 1)	1,303	1,675	140	148	1,755	1,076
Transfers (to) and from other subaccounts	5,108,630	(14,439,340)	(2,093,722)	1,216,231	(24,889)	219,407
Transfers (to) and from fixed dollar contract	(58,934)	(150,318)	(212,225)	(157,574)	(112,137)	(565,623)
Withdrawals and surrenders	(27,890,020)	(21,782,484)	(2,131,414)	(1,611,202)	(3,482,186)	(2,845,937)
Surrender charges (note 2)	(86,452)	(93,321)	(969)	(919)	(1,071)	(1,079)
Annual contract charges (note 2)	(5,540,523)	(5,765,739)	(568,270)	(564,891)	(771,507)	(835,884)
Annuity and death benefit payments	(14,001,289)	(12,362,537)	(2,556,143)	(2,418,141)	(4,570,187)	(5,444,944)
Net equity transactions	(41,457,775)	(53,485,095)	(7,435,125)	(3,515,175)	(8,889,495)	(9,282,098)
Net change in contract owners' equity	(10,920,133)	(22,717,845)	3,313,892	(3,429,563)	952,476	(10,495,946)
Contract owners' equity:
Beginning of period	405,913,780	428,631,625	37,417,717	40,847,280	67,951,611	78,447,557
End of period	$394,993,647	$405,913,780	$40,731,609	$37,417,717	$68,904,087	$67,951,611

Change in units:
Beginning units	28,114,964	32,233,403	2,155,447	2,256,005	3,381,628	3,888,966
Units purchased	1,253,734	1,227,240	200,094	623,079	142,462	173,602
Units redeemed	(3,996,120)	(5,345,679)	(563,021)	(723,637)	(550,021)	(680,940)
Ending units	25,372,578	28,114,964	1,792,520	2,155,447	2,974,069	3,381,628

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT5 - Franklin VolSmart Allocation VIP Subaccount	FRT5 - Franklin VolSmart Allocation VIP Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(312,857)	$(242,668)	$221,628	$769,452	$5,214,692	$(273,810)
Reinvested capital gains	1,538,935	1,108,956	0	0	10,022,720	0
Realized gain (loss)	1,292,025	317,084	254,682	(1,590,892)	8,953,887	7,725,131
Unrealized gain (loss)	727,257	5,547,781	764,951	(1,062,765)	5,328,537	17,539,410
Net increase (decrease) in contract owners' equity from operations	3,245,360	6,731,153	1,241,261	(1,884,205)	29,519,836	24,990,731
Equity transactions:
Contract purchase payments (note 1)	7,690	89,483	85,907	54,609	298,247	728,724
Extra credit fund deposit (note 1)	9	1,100	888	1,128	809	1,567
Transfers (to) and from other subaccounts	(653,660)	1,907,180	(354,144)	(672,211)	7,108,700	1,850,591
Transfers (to) and from fixed dollar contract	(84,195)	46,231	(1,656)	(97,656)	22,545	(54,034)
Withdrawals and surrenders	(1,238,894)	(909,190)	(1,603,765)	(1,427,841)	(16,443,213)	(10,652,521)
Surrender charges (note 2)	(1,217)	(427)	(224)	(617)	(107,871)	(103,422)
Annual contract charges (note 2)	(276,149)	(250,355)	(441,776)	(493,896)	(2,420,218)	(2,285,595)
Annuity and death benefit payments	(1,148,687)	(1,277,152)	(2,104,485)	(2,258,714)	(5,514,827)	(4,273,740)
Net equity transactions	(3,395,103)	(393,130)	(4,419,255)	(4,895,198)	(17,055,828)	(14,788,430)
Net change in contract owners' equity	(149,743)	6,338,023	(3,177,994)	(6,779,403)	12,464,008	10,202,301
Contract owners' equity:
Beginning of period	23,041,995	16,703,972	38,966,685	45,746,088	192,544,363	182,342,062
End of period	$22,892,252	$23,041,995	$35,788,691	$38,966,685	$205,008,371	$192,544,363

Change in units:
Beginning units	549,518	569,006	2,688,921	3,084,397	14,243,615	15,551,097
Units purchased	23,145	104,466	219,764	219,734	1,069,398	1,970,782
Units redeemed	(95,693)	(123,954)	(508,232)	(615,210)	(2,219,323)	(3,278,264)
Ending units	476,970	549,518	2,400,453	2,688,921	13,093,690	14,243,615

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,573,753	$3,498,151	$(370,353)	$(324,956)	$251,317	$1,237,596
Reinvested capital gains	0	64,608	2,056,044	1,699,298	0	0
Realized gain (loss)	1,263,114	(1,117,372)	2,507,328	848,997	1,079,649	(1,627,520)
Unrealized gain (loss)	7,487,284	(3,669,439)	(445)	7,519,385	1,084,251	(1,358,728)
Net increase (decrease) in contract owners' equity from operations	11,324,151	(1,224,052)	4,192,574	9,742,724	2,415,217	(1,748,652)
Equity transactions:
Contract purchase payments (note 1)	63,355	273,971	73,912	126,821	570,479	299,040
Extra credit fund deposit (note 1)	173	873	1,211	1,716	179	403
Transfers (to) and from other subaccounts	(1,231,256)	2,226,173	(1,794,241)	(1,128,702)	(8,011,330)	1,245,396
Transfers (to) and from fixed dollar contract	(184,995)	(869,610)	12,536	101,938	(731,140)	(196,795)
Withdrawals and surrenders	(7,427,268)	(6,292,613)	(3,452,477)	(1,519,226)	(4,623,605)	(2,068,029)
Surrender charges (note 2)	(16,807)	(20,543)	(6,510)	(2,445)	(3,159)	(3,599)
Annual contract charges (note 2)	(729,505)	(785,959)	(252,799)	(269,425)	(627,194)	(686,223)
Annuity and death benefit payments	(3,759,223)	(2,939,823)	(1,189,633)	(882,739)	(2,681,064)	(2,096,936)
Net equity transactions	(13,285,526)	(8,407,531)	(6,608,001)	(3,572,062)	(16,106,834)	(3,506,743)
Net change in contract owners' equity	(1,961,375)	(9,631,583)	(2,415,427)	6,170,662	(13,691,617)	(5,255,395)
Contract owners' equity:
Beginning of period	80,411,241	90,042,824	31,433,354	25,262,692	68,678,451	73,933,846
End of period	$78,449,866	$80,411,241	$29,017,927	$31,433,354	$54,986,834	$68,678,451

Change in units:
Beginning units	4,952,739	5,521,825	915,463	1,052,753	6,682,785	7,035,074
Units purchased	189,562	613,553	59,593	150,363	470,953	860,922
Units redeemed	(949,674)	(1,182,639)	(238,907)	(287,653)	(1,987,977)	(1,213,211)
Ending units	4,192,627	4,952,739	736,149	915,463	5,165,761	6,682,785

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$104,265	$30,239	$(907,744)	$(908,053)	$4,459,592	$4,645,149
Reinvested capital gains	0	7,976,447	5,198,495	7,025,419	0	0
Realized gain (loss)	(540,422)	(843,668)	4,388,636	3,669,997	63,444,959	2,745,747
Unrealized gain (loss)	3,485,553	(4,158,313)	(7,561,872)	7,518,787	(33,776,583)	(10,798,612)
Net increase (decrease) in contract owners' equity from operations	3,049,396	3,004,705	1,117,515	17,306,150	34,127,968	(3,407,716)
Equity transactions:
Contract purchase payments (note 1)	23,687	48,339	362,045	478,310	502,767	835,659
Extra credit fund deposit (note 1)	95	276	3,924	12,807	506	1,170
Transfers (to) and from other subaccounts	462,006	(1,365,137)	(1,290,645)	(7,357,333)	(387,692,208)	(3,750,448)
Transfers (to) and from fixed dollar contract	15,713	52,056	(72,787)	(47,739)	(41,946)	(317,853)
Withdrawals and surrenders	(1,918,322)	(1,169,019)	(7,157,741)	(4,119,508)	(13,436,480)	(23,110,081)
Surrender charges (note 2)	(4,341)	(1,027)	(8,874)	(4,190)	(27,350)	(137,995)
Annual contract charges (note 2)	(292,213)	(314,206)	(684,433)	(784,444)	(2,547,406)	(5,144,511)
Annuity and death benefit payments	(1,913,251)	(1,637,468)	(2,107,095)	(2,389,441)	(6,243,040)	(11,355,377)
Net equity transactions	(3,626,626)	(4,386,186)	(10,955,606)	(14,211,538)	(409,485,157)	(42,979,436)
Net change in contract owners' equity	(577,230)	(1,381,481)	(9,838,091)	3,094,612	(375,357,189)	(46,387,152)
Contract owners' equity:
Beginning of period	31,889,036	33,270,517	74,965,909	71,871,297	375,357,189	421,744,341
End of period	$31,311,806	$31,889,036	$65,127,818	$74,965,909	$0	$375,357,189

Change in units:
Beginning units	1,832,456	2,113,323	2,323,903	2,833,039	22,718,572	25,427,950
Units purchased	52,955	47,438	312,206	353,033	138,163	1,311,348
Units redeemed	(245,601)	(328,305)	(638,092)	(862,169)	(22,856,735)	(4,020,726)
Ending units	1,639,810	1,832,456	1,998,017	2,323,903	0	22,718,572

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$343,121	$268,455	$333,063	$869,858	$87,894	$254,090
Reinvested capital gains	0	0	13,305,006	2,144,291	0	0
Realized gain (loss)	4,801,739	2,100	2,776,304	(783,705)	(707,232)	(2,934,904)
Unrealized gain (loss)	(1,952,164)	(684,846)	(4,823,774)	12,918,981	6,411,922	(999,206)
Net increase (decrease) in contract owners' equity from operations	3,192,696	(414,291)	11,590,599	15,149,425	5,792,584	(3,680,020)
Equity transactions:
Contract purchase payments (note 1)	0	0	465,442	504,718	181,478	74,356
Extra credit fund deposit (note 1)	0	0	520	2,269	608	207
Transfers (to) and from other subaccounts	(35,903,388)	20,203	(3,533,848)	(6,247,540)	621,500	776,018
Transfers (to) and from fixed dollar contract	0	(45,104)	(46,153)	(796,439)	(131,674)	(58,795)
Withdrawals and surrenders	(1,748,617)	(2,052,953)	(6,996,318)	(5,711,197)	(1,335,737)	(1,145,262)
Surrender charges (note 2)	(1,950)	(9,093)	(1,935)	(2,921)	(246)	(760)
Annual contract charges (note 2)	(267,865)	(495,107)	(1,766,515)	(1,897,019)	(374,475)	(360,703)
Annuity and death benefit payments	(591,273)	(1,258,663)	(7,297,476)	(5,259,084)	(1,128,752)	(1,005,809)
Net equity transactions	(38,513,093)	(3,840,717)	(19,176,283)	(19,407,213)	(2,167,298)	(1,720,748)
Net change in contract owners' equity	(35,320,397)	(4,255,008)	(7,585,684)	(4,257,788)	3,625,286	(5,400,768)
Contract owners' equity:
Beginning of period	35,320,397	39,575,405	137,814,130	142,071,918	23,704,495	29,105,263
End of period	$0	$35,320,397	$130,228,446	$137,814,130	$27,329,781	$23,704,495

Change in units:
Beginning units	3,319,685	3,695,274	7,166,368	8,316,751	4,056,338	4,333,122
Units purchased	7,047	152,998	193,545	286,958	752,668	886,161
Units redeemed	(3,326,732)	(528,587)	(1,151,743)	(1,437,341)	(1,071,070)	(1,162,945)
Ending units	0	3,319,685	6,208,170	7,166,368	3,737,936	4,056,338

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	IVYV - Delaware Ivy VIP Science and Technology Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount	NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,415,676)	$(1,297,472)	$(710,987)	$3,046,392	$(1,075,319)	$4,997,961
Reinvested capital gains	31,284,124	12,409,714	0	4,512,118	0	4,549,354
Realized gain (loss)	10,024,162	6,908,218	6,104,982	617,686	11,032,141	1,861,058
Unrealized gain (loss)	(24,996,059)	13,402,425	18,174,914	5,282,570	41,253,275	9,994,081
Net increase (decrease) in contract owners' equity from operations	14,896,551	31,422,885	23,568,909	13,458,766	51,210,097	21,402,454
Equity transactions:
Contract purchase payments (note 1)	286,242	593,044	222,364	764,827	669,557	926,097
Extra credit fund deposit (note 1)	4,971	6,029	1,020	891	2,246	1,995
Transfers (to) and from other subaccounts	(5,465,369)	(8,770,834)	5,933,878	(1,189,832)	(804,238)	(10,393,239)
Transfers (to) and from fixed dollar contract	(1,082,584)	(844,192)	(57,315)	(67,054)	(22,407)	(506,679)
Withdrawals and surrenders	(10,429,284)	(4,865,806)	(20,666,226)	(19,733,774)	(29,777,774)	(28,948,605)
Surrender charges (note 2)	(13,777)	(6,273)	(24,074)	(40,846)	(27,537)	(60,767)
Annual contract charges (note 2)	(1,012,327)	(1,084,868)	(5,004,905)	(5,200,250)	(8,238,557)	(8,436,054)
Annuity and death benefit payments	(3,942,709)	(3,155,605)	(16,852,623)	(11,862,368)	(20,724,787)	(17,398,679)
Net equity transactions	(21,654,837)	(18,128,505)	(36,447,881)	(37,328,406)	(58,923,497)	(64,815,931)
Net change in contract owners' equity	(6,758,286)	13,294,380	(12,878,972)	(23,869,640)	(7,713,400)	(43,413,477)
Contract owners' equity:
Beginning of period	115,794,294	102,499,914	339,873,654	363,743,294	553,895,804	597,309,281
End of period	$109,036,008	$115,794,294	$326,994,682	$339,873,654	$546,182,404	$553,895,804

Change in units:
Beginning units	2,090,769	2,475,838	25,323,073	28,327,362	39,500,239	44,527,181
Units purchased	180,800	358,781	942,413	1,103,929	758,711	700,982
Units redeemed	(540,628)	(743,850)	(3,534,770)	(4,108,218)	(4,723,734)	(5,727,924)
Ending units	1,730,941	2,090,769	22,730,716	25,323,073	35,535,216	39,500,239

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	NLV2 - TOPS® Managed Risk Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Growth ETF Subaccount	NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	NLV3 - TOPS® Managed Risk Balanced ETF Subaccount
	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,452,074)	$3,585,935	$(166,429)	$405,258
Reinvested capital gains	0	0	0	683,012
Realized gain (loss)	11,226,296	1,130,584	791,621	(169,234)
Unrealized gain (loss)	42,508,864	10,545,425	3,015,953	1,045,008
Net increase (decrease) in contract owners' equity from operations	52,283,086	15,261,944	3,641,145	1,964,044
Equity transactions:
Contract purchase payments (note 1)	462,094	960,099	81,760	85,714
Extra credit fund deposit (note 1)	1,998	5,073	0	142
Transfers (to) and from other subaccounts	(6,526,256)	(9,703,951)	3,230,619	889,747
Transfers (to) and from fixed dollar contract	28,310	(272,134)	(104,935)	21,862
Withdrawals and surrenders	(22,810,097)	(24,552,602)	(4,191,193)	(2,844,179)
Surrender charges (note 2)	(25,535)	(36,120)	(31,278)	(40,081)
Annual contract charges (note 2)	(7,703,354)	(7,856,094)	(605,127)	(596,226)
Annuity and death benefit payments	(16,093,099)	(13,751,692)	(1,382,509)	(1,664,350)
Net equity transactions	(52,665,939)	(55,207,421)	(3,002,663)	(4,147,371)
Net change in contract owners' equity	(382,853)	(39,945,477)	638,482	(2,183,327)
Contract owners' equity:
Beginning of period	490,660,655	530,606,132	51,879,314	54,062,641
End of period	$490,277,802	$490,660,655	$52,517,796	$51,879,314

Change in units:
Beginning units	35,824,937	40,202,202	4,519,522	4,917,460
Units purchased	845,189	968,341	439,465	451,292
Units redeemed	(4,438,864)	(5,345,606)	(688,192)	(849,230)
Ending units	32,231,262	35,824,937	4,270,795	4,519,522

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	NLV3 - TOPS® Managed Risk Growth ETF Subaccount	NLV3 - TOPS® Managed Risk Growth ETF Subaccount
	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(262,929)	$710,885	$(180,366)	$341,086
Reinvested capital gains	0	727,564	0	0
Realized gain (loss)	1,664,439	(77,305)	863,745	(321,591)
Unrealized gain (loss)	6,748,528	2,140,633	4,626,066	1,730,628
Net increase (decrease) in contract owners' equity from operations	8,150,038	3,501,777	5,309,445	1,750,123
Equity transactions:
Contract purchase payments (note 1)	122,202	246,855	71,518	140,342
Extra credit fund deposit (note 1)	0	172	0	91
Transfers (to) and from other subaccounts	440,129	(2,118,168)	(157,488)	(189,361)
Transfers (to) and from fixed dollar contract	(254,685)	108,681	(38,729)	47,402
Withdrawals and surrenders	(4,863,419)	(4,795,256)	(2,790,800)	(3,298,106)
Surrender charges (note 2)	(44,297)	(73,613)	(31,340)	(44,527)
Annual contract charges (note 2)	(1,057,742)	(1,073,870)	(553,949)	(573,464)
Annuity and death benefit payments	(2,313,565)	(2,051,441)	(1,228,936)	(1,162,598)
Net equity transactions	(7,971,377)	(9,756,640)	(4,729,724)	(5,080,221)
Net change in contract owners' equity	178,661	(6,254,863)	579,721	(3,330,098)
Contract owners' equity:
Beginning of period	87,831,059	94,085,922	49,934,664	53,264,762
End of period	$88,009,720	$87,831,059	$50,514,385	$49,934,664

Change in units:
Beginning units	7,601,082	8,510,603	4,379,926	4,852,388
Units purchased	422,282	254,523	229,532	263,262
Units redeemed	(1,069,605)	(1,164,044)	(617,877)	(735,724)
Ending units	6,953,759	7,601,082	3,991,581	4,379,926

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account A

Notes to Financial Statements	December 31, 2021

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A. Organization and Nature of Operations

Ohio National Variable Account A (the “Account”) is a separate account of The Ohio National Life Insurance Company (“ONLIC”) established as a funding vehicle for variable individual annuity contracts. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

The variable annuity contracts were sold by registered representatives of broker-dealers that entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLIC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

ONLIC is a stock life insurance company wholly owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance law. On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021. Constellation, an insurance holding company, is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

ONMH entered into the Transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off of ONMH’s strengths and infrastructure to grow its insurance business going forward.

The Transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the Transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation and its investors are providing a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening Ohio National’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

The Transaction is subject to customary conditions, including regulatory approvals and ONMH’s member approval. On March 11, 2022, the members of ONMH voted to approve the Transaction. The Ohio Department of Insurance conducted a public hearing on March 18, 2022. ONMH received an order approving the Transaction and all other regulatory approvals necessary to close the Transaction. ONMH is targeting to close the Transaction on or about March 31, 2022.

Effective September 15, 2018, ONLIC no longer markets nor issues new individual variable annuities, which presently represent the bulk of the Company’s in-force contracts and policies. The Company will continue to service the in-force contracts and policies regardless of the absence of new sales. On November 30, 2020, the Company initiated a second phase of the buy-back program for certain variable annuities. This program was extended into 2021.

B. Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: ON Bond, ON BlackRock Balanced Allocation, ON BlackRock Advantage International Equity, ON Janus Henderson Forty, ON AB Small Cap, ON AB Mid Cap Core, ON S&P 500® Index, ON BlackRock Advantage Large Cap Value, ON Federated High Income Bond, ON Nasdaq-100® Index, ON BlackRock Advantage Large Cap Core, ON BlackRock Advantage Small Cap Growth, ON S&P MidCap 400® Index, ON BlackRock Advantage Large Cap Growth, ON Risk Managed Balanced, ON Federated Core Plus Bond, ON Janus Henderson U.S. Low Volatility, ON iShares Managed Risk Balanced, ON Moderately Conservative Model, ON Balanced Model, ON Moderate Growth Model, and ON Growth Model

Fidelity® Variable Insurance Products Fund - Initial Class: VIP Growth, VIP Equity-Income, and VIP High Income

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, VIP Real Estate, and VIP Target Volatility

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Overseas, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, Janus Henderson Overseas, and Janus Henderson Flexible Bond

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy, ClearBridge Variable Large Cap Value, and Franklin Multi-Asset Dynamic Multi-Strategy VIT

Legg Mason Partners Variable Income Trust - Class II: Western Asset Core Plus VIT

Allspring Variable Trust: VT Opportunity and VT Discovery

Morgan Stanley Variable Insurance Fund, Inc. - Class I: VIF Core Plus Fixed Income and VIF U.S. Real Estate

Morgan Stanley Variable Insurance Fund, Inc. - Class II: VIF U.S. Real Estate, and VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value, U.S. Equity Insights, and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: Large Cap Value, U.S. Equity Insights, Strategic Growth, and Trend Driven Allocation

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small-Mid Cap Equity, International Equity, and Global Dynamic Multi-Asset

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Focused Blend and PSF PGIM Jennison Growth

J.P. Morgan Insurance Trust - Class I: Small Cap Core and Mid Cap Value

AB Variable Products Series Fund, Inc. - Class B: VPS Growth & Income, VPS Small Cap Growth, and VPS Global Risk Allocation-Moderate

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Global Bond Opportunities, CommodityRealReturn® Strategy, Short-Term, and Low Duration

Calvert Variable Products, Inc.: VP S&P 500 Index

BNY Mellon Variable Investment Fund - Service Shares: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. Comstock Series I, Invesco V.I. International Growth Series II, and Invesco V.I. Balanced-Risk Allocation Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 5: Franklin VolSmart Allocation VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin DynaTech VIP, Templeton Foreign VIP, and Franklin Allocation VIP

Federated Hermes Insurance Series: Kaufmann Fund II Service Shares

Ivy Variable Insurance Portfolios: Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Natural Resources, and Delaware Ivy VIP Science and Technology

Northern Lights Variable Trust - Class 2: TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Moderate Growth ETF, and TOPS® Managed Risk Growth ETF

Northern Lights Variable Trust - Class 3: TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Moderate Growth ETF, and TOPS® Managed Risk Growth ETF

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest, and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded advisory fees of approximately $53.2 million and $43.2 million from Ohio National Fund, Inc. for the periods ended December 31, 2021 and 2020, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract maintained in the general account of ONLIC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for the fixed portions of their contracts.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLIC and are paid from its general account.

For certain products, ONLIC credits an extra amount to the contract owner’s contract each time a purchase payment is made. The extra credit equals 4% of each purchase payment.

C. Annuity Reserves for Contracts in Payment Period

Annuity reserves for contracts in payment period represents the net assets allocated to these future contract benefits. The allocation is based on the 2000 Annuity Table or the 1983 Individual Annuity Mortality Table (83a), depending on the year the contract annuitized and reflects the discounted amount of the expected annuity payments. The assumed interest rate is 3.0 or 4.0 percent depending on the contract selected by the annuitant. Changes to annuity reserves for adverse mortality and expense risk experience are reimbursed to the Account by ONLIC. Such amounts are included in risk and administrative expenses. (See Note 2).

D. Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2021.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

E. Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Subsequent Events

The Account has evaluated for subsequent events through March 30, 2022, which is the date these financial statements were issued, and there are no subsequent events to report.

(2) Risk & Administrative Expense and Contract Charges

Although annuity and death benefit payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ONLIC assumes the expense risk and the mortality risk of the contracts. ONLIC charges the Accounts' assets for assuming those risks.

The mortality risk results from a provision in contracts in which ONLIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

At the end of each valuation period, ONLIC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLIC is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

All other fees assessed on contracts, including surrender charges, annual contract fee, transfer fees, and fees related to optional riders are charged to contracts upon a surrender, anniversary, or transfer event, respectively. Each of these charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The tables on the following pages illustrate product and contract level charges by product:

The following basic charges are assessed through reduction of daily unit values:

	Annual Payment Combination	Variable Interest Annuity “VIA”	Flexible Payment Combination	Top I
Mortality and Expense Risk Fees (May increase annually to a pre-determined maximum, based on product)	0.75%	1.05%	0.85%	0.85% to 1.05%
Administrative Expenses	0.25%	0.25%	0.25%	0.25%
Total expenses	1.00%	1.30%	1.10%	1.10% to 1.30%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	No charge	No charge	$25	$30
Transfer Fee – per transfer.
(currently, no charge for the first 4 transfers each contract year)	$3 to $15	NA	$3 to $15	$3 to $15

Purchase Payment Charges
	3.3% to 6.3% for sales expense, 1.2% to 2.2% for administrative expense, and 0.5% for death benefit premium	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	No charge	No charge	6% of surrender value in the first year to 0% in the seventh year	5% of purchase payments made in the eight years prior to surrender
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

The following basic charges are assessed through reduction of daily unit values:

	Top Tradition	Top Plus	Investar Vision & Top Spectrum	Top Explorer
Mortality and Expense Risk Fees (May increase annually to a pre-determined maximum, based on product)	0.85%	0.65%	1.15%	1.05%
Administrative Expenses	0.25%	0.25%	0.25%	0.25%
Total expenses	1.10%	0.90%	1.40%	1.30%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	$30	No charge	$35	$35
Transfer Fee – per transfer.
(currently, no charge for the first 4 transfers each contract year)	$3 to $15	$3 to $15	$3 to $15	$3 to $15
Sales Charge made from purchase payments	No charge	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7.75% of purchase payments made in the eight years prior to surrender	6% of surrender value in the first year to 0% in the seventh year	7% of surrender value in the first year to 0% in the eighth year	7% of surrender value in the first year to 0% in the eighth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

The following basic charges are assessed through reduction of daily unit values:

	ONcore Flex	ONcore Value	ONcore Premier	ONcore Xtra
Mortality and Expense Risk Fees	1.15%	0.75%	1.15%	1.15%
Administrative Expenses	0.35%	0.15%	0.25%	0.25%
Total expenses	1.50%	0.90%	1.40%	1.40%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30	$30
Transfer Fee – per transfer.
(currently, no charge for the first 12 transfers each contract year)	$10	$10	$10	$10
Sales Charge made from purchase payments	No charge	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	No charge	6% of surrender value in the first year to 0% in the seventh year	6% of surrender value in the first year to 0% in the seventh year	9% of surrender value in the first year to 0% in the ninth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

GMDBR80 Plus (1)

GMDBR85 Plus (1)

5% GMDBR80 Plus (1)

5% GMDBR85 Plus (1)

Annual Reset Death Benefit Rider:

ARDBR (1)

ARDBR II at issue ages through 74 (1)

ARDBR II at issue ages 75 through 78 (1)

ARDBR 2009 (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium

Protection Plus death benefit (1)

	0.10% to 0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% 0.95% to 1.00% 1.10% to 1.15% 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%

Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at issue ages through 70

GEB at issue ages 71 through 75

GEB “Plus” at issue ages through 70

GEB “Plus” at issue ages 71 through 75

	0.15% 0.30% 0.30% 0.60%	0.15% 0.30% 0.30% 0.60%	0.15% 0.30% 0.30% 0.60%	0.15% 0.30% 0.30% 0.60%
Optional Guaranteed Minimum Income Benefit (“GMIB”)

This annual charge is the following percentage of guaranteed income base:

GMIB (1)

GMIB Plus (1)

GMIB Plus with Five Year Reset (1)

GMIB Plus with Annual Reset (1)

GMIB Plus with Five Year Reset II without investment restrictions (1)

GMIB Plus with Five Year Reset II with investment restrictions (1)

GMIB Plus with Annual Reset II without investment restrictions (1)

GMIB Plus with Annual Reset II with investment restrictions (1)

GMIB Plus with Annual Reset 2009 (1)

	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% 1.25% to 1.55% 0.95% to 1.40% 1.35% to 1.65% 1.05% to 1.50% 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB (1)

Joint GLWB (1)

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S.

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.05% to 2.00% NA NA 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Access (“GPA”)
GPA with 8% guarantee (1) GPA with 7% guarantee (1)	0.50% 0.40%	0.50% 0.40%	0.50% 0.40%	0.50% 0.40%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.20% to 0.55% 0.45% to 0.90%	0.20% to 0.55% 0.45% to 1.30%	0.20% to 0.55% 0.45% to 1.30%	0.20% to 0.55% 0.45% to 1.30%

(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Lite	ONcore Ultra	ONcore Wrap
Mortality and Expense Risk Fees	1.15%	0.90% to 1.15%	0.50%
Administrative Expenses	0.25%	0.25%	0.15%
Total expenses	1.40%	1.15% to 1.40%	0.65%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30
Transfer Fee – per transfer.
(currently, no charge for the first 12 transfers each contract year)	$10	$10	$10
Sales Charge made from purchase payments	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7% of surrender value in the first year to 0% in the fourth year	7% of surrender value in the first year to 0% in the fourth year	No charge
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

GMDBR80 Plus (1)

GMDBR85 Plus (1)

5% GMDBR80 Plus (1)

5% GMDBR85 Plus (1)

Annual Reset Death Benefit Rider:

ARDBR (1)

ARDBR II at issue ages through 74 (1)

ARDBR II at issue ages 75 through 78 (1)

ARDBR 2009 (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.10% to 0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% 0.95% to 1.00% 1.10% to 1.15% 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%

Optional Guaranteed Minimum Income Benefit (“GMIB”)

This annual charge is the following percentage of guaranteed income base:

GMIB (1)

GMIB Plus (1)

GMIB Plus with Five Year Reset (1)

GMIB Plus with Annual Reset (1)

GMIB Plus with Five Year Reset II without investment restrictions (1)

GMIB Plus with Five Year Reset II with investment restrictions (1)

GMIB Plus with Annual Reset II without investment restrictions (1)*

GMIB Plus with Annual Reset II with investment restrictions (1)

GMIB Plus with Annual Reset 2009 (1)

	0.45% 0.55% 0.55% 0.70% 1.25% to 1.55% 0.95% to 1.40% 1.35% to 1.65% 1.05% to 1.50% 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB (1)

Joint GLWB (1)

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.05% to 2.00% NA NA 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% NA NA 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Access (“GPA”)
GPA with 8% guarantee (1) GPA with 7% guarantee (1)	0.50% 0.40%	0.50% 0.40%	0.50% 0.40%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.20% to 0.55% 0.45% to 0.90%	0.25% to 0.55% 0.45% to 0.90%	0.55% 0.45% to 1.30%

(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Lite II	ONcore Ultra II	ONcore Flex II
Mortality and Expense Risk Fees	1.15%	0.90% to 1.25%	1.35%
Administrative Expenses	0.35%	0.25%	0.35%
Total expenses	1.50%	1.15% to 1.50%	1.70%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30
Transfer Fee – per transfer.
(currently, no charge for the first 12 transfers each contract year)	$10	$10	$10

Sales Charge made from purchase payments	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7% of surrender value in the first year to 0% in the fifth year	7% of surrender value in the first year to 0% in the fifth year	No charge
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

GMDBR80 Plus (1)

GMDBR85 Plus (1)

5% GMDBR80 Plus (1)

5% GMDBR85 Plus (1)

Annual Reset Death Benefit Rider:

ARDBR 2009 (1)

ARDBR 2008 at issue ages through 74 (1)

ARDBR 2008 at issue ages 75 through 78 (1)

ARDBR (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 1.00% to 1.40% 0.95% to 1.00% 1.10% to 1.15% 0.60% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 1.00% to 1.40% 0.95% to 1.00% 1.10% to 1.15% 0.60% 0.10% 0.25% 0.45% to 0.90%	0.25% NA NA NA 0.45% NA NA NA NA NA 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%
Optional Guaranteed Minimum Income Benefit (“GMIB”)

This annual charge is the following percentage of guaranteed income base:

GMIB Plus with Annual Reset 2009 (1)

GMIB Plus with Annual Reset 2008 without investment restrictions (1)

GMIB Plus with Annual Reset 2008 with investment restrictions (1)

GMIB Plus with Annual Reset (1)

	1.15% to 1.50% 1.35% to 1.65% 1.05% to 1.50% 0.70%	1.15% to 1.50% 1.35% to 1.65% 1.05% to 1.50% 0.70%	NA NA NA NA

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) These annual charges are the following percentage of your GLWB base:
GLWB (1) Joint GLWB (1) GLWB 2011 (1) Joint GLWB 2011 (1) GLWB 2012 (1) Joint GLWB 2012 (1) GLWB Plus Joint GLWB Plus GLWB Preferred I.S. Joint GLWB Preferred I.S	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.55% 0.45% to 0.90%	0.55% 0.45% to 1.30%	0.55% 0.45% to 0.90%

(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Premier II	ONcore Xtra II	ONcore Lite III
Mortality and Expense Risk Fees	1.05%	1.45%	1.35% to 1.45%
Administrative Expenses	0.25%	0.25%	0.25%
Total expenses	1.30%	1.70%	1.60% to 1.70%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30
Transfer Fee – per transfer.
(currently, no charge for the first 12 transfers each contract year)	$10	$10	$10
Sales Charge made from purchase payments	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7% of surrender value in the first year to 0% in the eighth year	9% of surrender value in the first year to 0% in the tenth year	8% of surrender value in the first year to 0% in the fifth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

5% GMDBR80 Plus (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB (1)

Joint GLWB (1)

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.55% 0.45% to 1.30%	0.55% 0.45% to 1.30%	0.55% 0.45% to 1.30%

(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Premier WF7	ONcore Premier WF 4
Mortality and Expense Risk Fees	1.05%	1.05% to 1.55%
Administrative Expenses	0.25%	0.25%
Total expenses	1.30%	1.30% to 1.80%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30
Transfer Fee – per transfer.
(currently, no charge for the first 12 transfers each contract year)	$10	$10
Sales Charge made from purchase payments	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	8% of surrender value in the first year to 0% in the eighth year	8% of surrender value in the first year to 0% in the fifth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider

5% GMDBR80 Plus (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.55% 0.45% to 1.30%	0.55% 0.45% to 1.30%

(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Select 7	ONcore Select 4
Mortality and Expense Risk Fees	1.15%	1.15% to 1.55%
Administrative Expenses	0.25%	0.25%
Total expenses	1.40%	1.40% to 1.80%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30
Transfer Fee – per transfer.
(currently, no charge for the first 12 transfers each contract year)	$10	$10
Sales Charge made from purchase payments	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	8% of surrender value in the first year to 0% in the eighth year	8% of surrender value in the first year to 0% in the fifth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

	0.25% 0.65% to 1.50% 0.10% 0.25%	0.25% 0.65% to 1.50% 0.10% 0.25%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	1.05% to 2.10% 1.35% to 2.70% 1.20% to 2.00% 1.40% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	1.05% to 2.10% 1.35% to 2.70% 1.20% to 2.00% 1.40% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP 2012	0.65% to 1.30%	0.65% to 1.30%

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products listed.

The COVID-19 virus pandemic has continued to significantly impact the global economy and the market environment. Liquidity and performance of the subaccounts may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values of the subaccounts in future financial statements may differ significantly from those presented for this period end.

(3) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ONLIC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ONLIC does not provide for income taxes within the Account.

(4) Fund Mergers, Replacements, and Other Significant Transactions

The Account, along with ONLIC, National Security Life and Annuity Company (“NSLA”) and certain other variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the Securities and Exchange Commission (“SEC”) for an order of approval pursuant to Section 26(c) and order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available under certain variable contracts for shares of different underlying funds. The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions.

The Subaccounts impacted by the proposed substitution transactions were:

Existing Subaccounts	Replacement Subaccounts
AB VPS Dynamic Asset Allocation of the AB Variable Products Series Fund, Inc. – Class B	AB VPS Global Risk Allocation-Moderate of the AB Variable Products Series Fund, Inc. – Class B

PIMCO Global Diversified Allocation of the PIMCO Variable Insurance Trust - Administrative Shares	AB VPS Global Risk Allocation-Moderate of the AB Variable Products Series Fund, Inc. – Class B

Managed Volatility Fund II Primary Share and Service Shares of the Federated Hermes Insurance Series	ON iShares Managed Risk Balanced of Ohio National Fund, Inc.

Janus Henderson U.S. Low Volatility of the Janus Aspen Series - Shares	ON Janus Henderson U.S. Low Volatility of Ohio National Service Fund, Inc.
Morgan Stanley VIF Core Plus Fixed Income of the Morgan Stanley Variable Insurance Fund, Inc. - Class II	ON Federated Core Plus Bond of Ohio National Fund, Inc.
PIMCO Total Return of the PIMCO Variable Insurance Trust – Administrative Shares	ON Federated Core Plus Bond of Ohio National Fund, Inc.

On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC. The substitution transactions were effected on June 25, 2021 (the Substitution Date) via redemptions from the Existing Subaccounts and subscriptions to the Replacement Subaccounts. The transaction involving the JASS - Janus Henderson U.S. Low Volatility Subaccount and the ONFI - ON Janus Henderson U.S. Low Volatility Subaccount was executed at the fund level as an in-kind transfer of securities. All transactions resulted in realized gains (losses) to the Existing Subaccounts to the extent the proceeds from the transactions were different than the related cost amounts.

Effective December 4, 2020, the U.S. Small-Mid Cap Equity of the Lazard Retirement Series, Inc. - Service Shares issued a reverse share split (1:2 split ratio).

Effective December 4, 2020, the ON Conservative Model Portfolio of Ohio National Fund, Inc. merged into the ON Moderately Conservative Model Portfolio of Ohio National Fund, Inc.

Effective May 29, 2020, the ON Foreign Portfolio of Ohio National Fund, Inc. merged into the ON BlackRock Advantage International Equity Portfolio of Ohio National Fund, Inc.

(5) Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 1940 Act mutual funds. These funds are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair value. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

	Purchases	Sales
ONFI - ON Bond Subaccount	$25,106,516	$31,406,536
ONFI - ON BlackRock Balanced Allocation Subaccount	73,145,112	96,462,920
ONFI - ON BlackRock Advantage International Equity Subaccount	16,205,597	26,813,508
ONFI - ON Janus Henderson Forty Subaccount	11,075,948	14,259,098
ONFI - ON AB Small Cap Subaccount	11,784,605	21,506,644
ONFI - ON AB Mid Cap Core Subaccount	4,491,292	14,058,464
ONFI - ON S&P 500® Index Subaccount	94,567,983	129,816,564
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	4,809,513	14,171,640
ONFI - ON Federated High Income Bond Subaccount	11,859,533	14,628,622
ONFI - ON Nasdaq-100® Index Subaccount	79,339,652	81,148,691
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	27,167,579	54,004,866
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	17,257,935	22,195,815
ONFI - ON S&P MidCap 400® Index Subaccount	19,693,765	16,535,806
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	6,385,873	4,694,582
ONFI - ON Risk Managed Balanced Subaccount	103,024,809	91,514,733
ONFI - ON Federated Core Plus Bond Subaccount	508,701,972	48,167,228
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount	964,749,543	108,664,412
ONFI - ON iShares Managed Risk Balanced Subaccount	421,001,470	33,239,688
ONFI - ON Moderately Conservative Model Subaccount	22,062,849	58,749,596
ONFI - ON Balanced Model Subaccount	40,596,259	171,667,371
ONFI - ON Moderate Growth Model Subaccount	43,042,539	304,652,879
ONFI - ON Growth Model Subaccount	10,404,674	72,948,068
FIDI - VIP Growth Subaccount	385,086	141,525
FIDI - VIP Equity-Income Subaccount	98,143	141,481
FIDI - VIP High Income Subaccount	878	2,086
FIDS - VIP Government Money Market Subaccount	186,738,699	214,053,364
FID2 - VIP Mid Cap Subaccount	51,132,531	68,606,476
FID2 - VIP Contrafund® Subaccount	82,432,672	113,054,336
FID2 - VIP Growth Subaccount	37,674,264	40,088,748
FID2 - VIP Equity-Income Subaccount	34,705,215	37,599,676
FID2 - VIP Real Estate Subaccount	5,696,330	10,578,028
FID2 - VIP Target Volatility Subaccount	41,016,968	42,832,216
JASI - Janus Henderson Research Subaccount	379,267	443,109
JASI - Janus Henderson Overseas Subaccount	33,277	102,840
JASI - Janus Henderson Global Research Subaccount	151,846	211,656
JASI - Janus Henderson Balanced Subaccount	205,221	865,554
JASS - Janus Henderson Research Subaccount	2,916,546	6,067,130
JASS - Janus Henderson Global Research Subaccount	8,918,196	6,796,324
JASS - Janus Henderson Balanced Subaccount	39,172,870	84,586,632
JASS - Janus Henderson Overseas Subaccount	14,504,844	28,565,883
JASS - Janus Henderson U.S. Low Volatility Subaccount	218,762,054	1,060,501,042
JASS - Janus Henderson Flexible Bond Subaccount	15,249,443	10,643,083
LEGI - ClearBridge Variable Dividend Strategy Subaccount	7,645,375	12,911,041
LEGI - ClearBridge Variable Large Cap Value Subaccount	22,691,842	21,232,272
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	52,711,528	171,622,560
LEG2 - Western Asset Core Plus VIT Subaccount	17,581,198	9,625,452
ASVT - VT Opportunity Subaccount	229,433	278,784
ASVT - VT Discovery Subaccount	354,690	529,910
MSVI - VIF Core Plus Fixed Income Subaccount	70,835	117,943
MSVI - VIF U.S. Real Estate Subaccount	33,885	235,595
MSV2 - VIF Core Plus Fixed Income Subaccount	9,470,745	82,938,353
MSV2 - VIF U.S. Real Estate Subaccount	4,311,974	19,422,652
MSV2 - VIF Growth Subaccount	65,411,053	78,469,720
GSVI - Large Cap Value Subaccount	12,923,573	16,388,257
GSVI - U.S. Equity Insights Subaccount	7,017,341	5,369,953
GSVI - Strategic Growth Subaccount	2,739,372	2,665,223
GSVS - Large Cap Value Subaccount	11,134,141	10,330,782
GSVS - U.S. Equity Insights Subaccount	3,551,017	5,638,154
GSVS - Strategic Growth Subaccount	6,906,948	8,056,522
GSVS - Trend Driven Allocation Subaccount	21,663,883	25,169,590
LAZS - Emerging Markets Equity Subaccount	21,965,331	36,024,723
LAZS - U.S. Small-Mid Cap Equity Subaccount	2,759,711	9,988,634
LAZS - International Equity Subaccount	13,063,789	19,622,684
LAZS - Global Dynamic Multi-Asset Subaccount	18,363,952	53,320,002
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	3,377,087	19,681,366
PRS2 - PSF PGIM Jennison Growth Subaccount	8,480,849	24,192,519
JPMI - Small Cap Core Subaccount	15,714,229	21,015,983
JPMI - Mid Cap Value Subaccount	29,188,722	51,334,156
ABVB - VPS Growth & Income Subaccount	4,915,724	4,413,052
ABVB - VPS Small Cap Growth Subaccount	21,225,476	17,030,127
ABVB - VPS Dynamic Asset Allocation Subaccount	4,441,004	252,222,806
ABVB - VPS Global Risk Allocation-Moderate Subaccount	978,117,663	88,723,063
MFSI - New Discovery Subaccount	9,054,213	9,607,124
MFSI - Mid Cap Growth Subaccount	24,063,694	21,304,571
MFSI - Total Return Subaccount	25,621,772	30,536,316
MFS2 - Massachusetts Investors Growth Stock Subaccount	5,037,205	6,383,360
PVIA - Real Return Subaccount	36,652,090	31,844,285
PVIA - Total Return Subaccount	64,580,515	469,333,060
PVIA - Global Bond Opportunities Subaccount	12,427,960	13,245,031
PVIA - CommodityRealReturn® Strategy Subaccount	5,934,127	6,715,783
PVIA - Global Diversified Allocation Subaccount	39,166,394	799,834,512
PVIA - Short-Term Subaccount	79,364,270	78,900,426
PVIA - Low Duration Subaccount	17,791,023	19,133,209
CALI - VP S&P 500 Index Subaccount	12,597	4,310
BNYS - Appreciation Subaccount	3,767,685	5,527,275
ROYI - Small-Cap Subaccount	15,362,097	33,814,778
ROYI - Micro-Cap Subaccount	9,233,134	17,360,371
AIMI - Invesco V.I. Comstock Series I Subaccount	523	2,417
AIMI - Invesco V.I. International Growth Series II Subaccount	12,385,834	15,398,081
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	43,524,741	65,741,461
NBAS - AMT Mid Cap Intrinsic Value Subaccount	4,294,430	12,147,264
FRT2 - Franklin Income VIP Subaccount	6,370,237	12,871,262
FRT2 - Franklin DynaTech VIP Subaccount	2,621,730	4,790,755
FRT2 - Templeton Foreign VIP Subaccount	4,086,542	8,284,169

	Purchases	Sales
FRT5 - Franklin VolSmart Allocation VIP Subaccount	$33,160,445	$34,978,861
FRT4 - Franklin Income VIP Subaccount	6,883,979	17,595,752
FRT4 - Franklin DynaTech VIP Subaccount	4,216,216	9,138,526
FRT4 - Templeton Foreign VIP Subaccount	6,159,780	22,015,297
FRT4 - Franklin Allocation VIP Subaccount	1,424,541	4,946,902
FEDS - Kaufmann Fund II Service Shares Subaccount	15,030,259	21,695,114
FEDS - Managed Volatility Fund II Primary Shares Subaccount	9,297,630	414,323,195
FEDS - Managed Volatility Fund II Service Shares Subaccount	642,839	38,812,811
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	19,303,787	24,842,001
IVYV - Delaware Ivy VIP Natural Resources Subaccount	5,492,862	7,572,266
IVYV - Delaware Ivy VIP Science and Technology Subaccount	41,854,618	33,641,007
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	16,716,356	53,875,224
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	17,547,869	77,546,685
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	17,656,986	71,774,999
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	5,828,512	8,997,604
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	6,129,767	14,364,073
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	3,308,279	8,218,369

(6) Financial Highlights

The following is a summary of accumulation units, value per unit, fair value, expenses, total returns, and investment income ratios for each period ended December 31. The fair value indicated in the Financial Highlights represents the portion of contract owners' equity for contracts in the accumulation period only, and excludes the portion of contract owners' equity related to annuity reserves for contracts in the payment period. As such, fair value presented below equals the contract owners’ equity for Contracts in Accumulation Period, as noted in the Statements of Assets and Contract Owners’ Equity, but may not agree to the total contract owner’s equity as presented in the Statements of Changes in Contract Owners’ Equity. Some of the information is presented as a range of minimum to maximum values. The range is determined by identifying the lowest and the highest expense rates during each period presented for the products with units outstanding at the end of each period, and presenting the expenses, values per unit, and total returns that correspond to those products. Accordingly, some individual contract or product attributes may not be within the range presented.

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON Equity Subaccount	2018	7,956,835	$11.63 to $16.18	$112,802,345	0.65% to 1.80%	-15.36% to -14.38%	0.00%
ONFI - ON Equity Subaccount	2017	9,054,104	$13.59 to $19.11	$150,707,561	0.65% to 1.80%	12.64% to 13.92%	0.00%
ONFI - ON Bond Subaccount	2021	5,447,758	$13.43 to $17.42	$117,047,536	0.65% to 1.70%	-3.16% to -2.15%	2.69%
ONFI - ON Bond Subaccount	2020	5,811,756	$13.87 to $17.80	$128,901,845	0.65% to 1.70%	7.76% to 8.88%	0.69%
ONFI - ON Bond Subaccount	2019	5,979,272	$12.18 to $16.35	$122,645,696	0.65% to 1.80%	12.70% to 13.99%	2.18%
ONFI - ON Bond Subaccount	2018	6,730,595	$10.81 to $14.34	$121,940,952	0.65% to 1.80%	-4.80% to -3.70%	0.00%
ONFI - ON Bond Subaccount	2017	7,943,054	$11.36 to $14.90	$151,580,255	0.65% to 1.80%	4.30% to 5.48%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2021	17,616,400	$31.36 to $33.83	$510,145,659	0.65% to 1.70%	17.07% to 18.29%	1.51%
ONFI - ON BlackRock Balanced Allocation Subaccount	2020	20,012,773	$22.24 to $28.60	$493,809,933	0.65% to 1.80%	13.60% to 14.90%	0.19%
ONFI - ON BlackRock Balanced Allocation Subaccount	2019	23,328,279	$19.58 to $24.89	$503,637,178	0.65% to 1.80%	27.01% to 28.46%	1.46%
ONFI - ON BlackRock Balanced Allocation Subaccount	2018	2,299,690	$15.42 to $19.38	$39,682,933	0.65% to 1.80%	-16.09% to -15.13%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2017	2,447,963	$18.37 to $22.83	$50,385,326	0.65% to 1.80%	18.92% to 20.28%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2021	10,406,596	$14.17 to $16.87	$155,775,324	0.65% to 1.70%	11.60% to 12.76%	1.38%
ONFI - ON BlackRock Advantage International Equity Subaccount	2020	11,172,145	$12.57 to $15.12	$149,510,849	0.65% to 1.70%	4.95% to 6.05%	0.65%
ONFI - ON BlackRock Advantage International Equity Subaccount	2019	9,223,806	$10.53 to $11.85	$117,010,787	0.65% to 1.80%	18.58% to 19.94%	1.65%
ONFI - ON BlackRock Advantage International Equity Subaccount	2018	10,590,914	$8.88 to $9.88	$112,618,137	0.65% to 1.80%	-14.87% to -13.89%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2017	11,342,889	$10.43 to $11.48	$140,991,621	0.65% to 1.80%	24.59% to 26.01%	0.00%
ONFI - ON Capital Appreciation Subaccount	2018	2,091,687	$15.48 to $36.82	$70,768,330	0.90% to 1.80%	-15.12% to -14.36%	0.00%
ONFI - ON Capital Appreciation Subaccount	2017	2,422,796	$18.24 to $75.62	$96,185,705	0.90% to 1.80%	13.77% to 14.78%	0.00%
ONFI - ON Foreign Subaccount (note 4)	2019	2,106,234	$13.37 to $15.13	$40,851,148	0.65% to 1.70%	8.33% to 9.46%	1.52%
ONFI - ON Foreign Subaccount (note 4)	2018	2,528,491	$9.87 to $12.22	$45,089,244	0.65% to 1.80%	-17.12% to -16.17%	0.00%
ONFI - ON Foreign Subaccount (note 4)	2017	3,105,100	$11.92 to $14.57	$66,482,352	0.65% to 1.80%	17.73% to 19.07%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2021	1,566,498	$56.87 to $61.50	$55,326,012	0.65% to 1.70%	17.70% to 18.93%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2020	1,894,751	$48.32 to $51.71	$56,142,659	0.65% to 1.70%	35.56% to 36.98%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2019	2,454,905	$28.79 to $37.75	$53,066,610	0.65% to 1.80%	32.50% to 34.01%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2018	2,774,464	$21.73 to $28.17	$45,215,627	0.65% to 1.80%	3.35% to 4.53%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2017	3,028,761	$21.02 to $26.95	$46,990,377	0.65% to 1.80%	25.43% to 26.85%	0.00%
ONFI - ON AB Small Cap Subaccount	2021	2,038,805	$47.68 to $51.69	$65,404,760	0.65% to 1.70%	6.36% to 7.47%	0.00%
ONFI - ON AB Small Cap Subaccount	2020	2,590,753	$31.74 to $48.09	$76,892,457	0.65% to 1.80%	31.66% to 33.17%	0.12%
ONFI - ON AB Small Cap Subaccount	2019	3,149,511	$24.10 to $36.12	$70,813,656	0.65% to 1.80%	26.33% to 27.78%	0.00%
ONFI - ON AB Small Cap Subaccount	2018	3,608,993	$19.08 to $28.26	$63,933,832	0.65% to 1.80%	-8.03% to -6.97%	0.00%
ONFI - ON AB Small Cap Subaccount	2017	4,391,117	$20.75 to $30.38	$83,139,273	0.65% to 1.80%	21.79% to 23.18%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2021	993,569	$35.09 to $39.67	$50,195,752	0.65% to 1.70%	14.84% to 16.04%	0.14%
ONFI - ON AB Mid Cap Core Subaccount	2020	1,252,868	$30.24 to $34.54	$54,647,728	0.65% to 1.70%	17.15% to 18.38%	0.08%
ONFI - ON AB Mid Cap Core Subaccount	2019	1,484,624	$25.54 to $29.49	$54,969,775	0.65% to 1.70%	34.29% to 35.69%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2018	1,788,961	$16.86 to $18.83	$49,098,949	0.65% to 1.80%	-4.93% to -3.84%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2017	2,042,775	$17.74 to $19.58	$58,616,552	0.65% to 1.80%	24.86% to 26.28%	0.00%
ONFI - ON S&P 500® Index Subaccount	2021	12,488,265	$35.48 to $40.33	$580,379,671	0.65% to 1.80%	25.99% to 27.43%	1.46%
ONFI - ON S&P 500® Index Subaccount	2020	14,090,354	$28.16 to $31.65	$517,351,185	0.65% to 1.80%	15.90% to 17.23%	0.39%
ONFI - ON S&P 500® Index Subaccount	2019	15,658,273	$24.30 to $27.00	$493,359,658	0.65% to 1.80%	28.66% to 30.12%	1.27%
ONFI - ON S&P 500® Index Subaccount	2018	18,221,038	$18.88 to $20.75	$443,087,751	0.65% to 1.80%	-6.47% to -5.40%	0.00%
ONFI - ON S&P 500® Index Subaccount	2017	20,407,923	$20.19 to $21.93	$526,571,444	0.65% to 1.80%	19.24% to 20.60%	0.00%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2021	1,998,460	$24.43 to $30.44	$54,753,343	0.65% to 1.70%	23.29% to 24.58%	1.28%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2020	2,378,653	$19.35 to $19.61	$52,717,718	0.65% to 1.80%	1.82% to 2.99%	0.93%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2019	2,769,865	$19.00 to $19.04	$59,755,905	0.65% to 1.80%	17.10% to 18.44%	2.92%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2018	3,315,187	$16.08 to $16.23	$60,708,204	0.65% to 1.80%	-10.07% to -9.04%	0.00%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2017	4,837,144	$17.67 to $18.05	$97,371,977	0.65% to 1.80%	12.60% to 13.88%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2021	2,215,758	$17.63 to $23.88	$64,215,965	0.65% to 1.70%	3.21% to 4.29%	5.07%
ONFI - ON Federated High Income Bond Subaccount	2020	2,399,072	$14.92 to $22.90	$67,173,205	0.65% to 1.80%	4.38% to 5.57%	1.53%
ONFI - ON Federated High Income Bond Subaccount	2019	2,784,897	$14.29 to $21.69	$74,403,619	0.65% to 1.80%	13.25% to 14.54%	4.09%
ONFI - ON Federated High Income Bond Subaccount	2018	3,180,958	$12.62 to $18.94	$74,641,318	0.65% to 1.80%	-4.97% to -3.88%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2017	3,961,396	$13.28 to $19.70	$97,288,621	0.65% to 1.80%	5.08% to 6.27%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2018	1,526,310	$14.94 to $23.99	$62,730,710	0.65% to 1.80%	-10.82% to -9.80%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2017	1,963,553	$16.76 to $26.59	$90,336,247	0.65% to 1.80%	10.23% to 11.48%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2021	6,192,371	$81.67 to $92.73	$222,068,903	0.65% to 1.70%	24.87% to 26.17%	0.48%
ONFI - ON Nasdaq-100® Index Subaccount	2020	7,542,768	$49.90 to $73.50	$215,026,200	0.65% to 1.80%	45.70% to 47.36%	0.17%
ONFI - ON Nasdaq-100® Index Subaccount	2019	9,690,367	$34.25 to $49.88	$189,407,444	0.65% to 1.80%	36.40% to 37.96%	0.51%
ONFI - ON Nasdaq-100® Index Subaccount	2018	11,753,536	$25.11 to $36.15	$168,122,868	0.65% to 1.80%	-2.19% to -1.07%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2017	13,109,700	$25.67 to $36.54	$189,411,087	0.65% to 1.80%	30.07% to 31.55%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2021	5,107,380	$38.21 to $41.05	$233,696,592	0.65% to 1.70%	26.34% to 27.66%	0.96%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2020	6,243,752	$29.93 to $32.49	$225,309,336	0.65% to 1.70%	15.58% to 16.79%	0.19%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2019	7,480,457	$22.50 to $25.63	$232,580,794	0.65% to 1.80%	31.24% to 32.74%	1.07%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2018	1,693,445	$17.15 to $19.31	$40,223,709	0.65% to 1.80%	-19.43% to -18.50%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2017	2,153,434	$21.28 to $23.69	$63,050,935	0.65% to 1.80%	23.60% to 25.00%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2021	2,276,388	$26.44 to $35.18	$79,289,017	0.65% to 1.80%	2.21% to 3.38%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2020	2,663,603	$25.87 to $34.03	$90,278,528	0.65% to 1.80%	31.96% to 33.47%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2019	3,409,099	$19.60 to $25.50	$87,079,030	0.65% to 1.80%	31.70% to 33.20%	0.10%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2018	1,112,891	$19.14 to $19.73	$21,369,177	0.65% to 1.70%	-6.77% to -5.80%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2017	1,367,721	$20.32 to $21.17	$28,032,135	0.65% to 1.70%	19.55% to 20.79%	0.00%
ONFI - ON ICON Balanced Subaccount	2018	26,655,662	$12.47 to $15.61	$441,868,252	0.65% to 1.80%	-12.17% to -11.16%	0.00%
ONFI - ON ICON Balanced Subaccount	2017	29,490,153	$14.20 to $17.57	$555,066,632	0.65% to 1.80%	8.97% to 10.21%	0.00%
ONFI - ON S&P MidCap 400® Index Subaccount	2021	2,643,561	$25.48 to $33.61	$67,146,883	0.65% to 1.70%	22.10% to 23.37%	1.09%
ONFI - ON S&P MidCap 400® Index Subaccount	2020	2,532,508	$20.26 to $20.65	$52,857,718	0.65% to 1.80%	11.32% to 12.59%	0.16%
ONFI - ON S&P MidCap 400® Index Subaccount	2019	2,775,998	$18.20 to $18.34	$51,585,721	0.65% to 1.80%	23.36% to 24.76%	0.86%
ONFI - ON S&P MidCap 400® Index Subaccount	2018	3,116,309	$14.70 to $14.75	$46,518,190	0.65% to 1.80%	-13.03% to -12.03%	0.00%
ONFI - ON S&P MidCap 400® Index Subaccount	2017	3,235,640	$16.71 to $16.96	$54,838,634	0.65% to 1.80%	13.44% to 14.73%	0.00%

ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2021	445,240	$45.00 to $50.43	$18,433,227	0.65% to 1.70%	24.57% to 25.87%	0.27%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2020	523,612	$35.75 to $40.49	$17,331,644	0.65% to 1.70%	31.72% to 33.10%	0.21%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2019	601,030	$23.96 to $26.86	$15,053,523	0.65% to 1.80%	36.23% to 37.78%	0.43%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2018	752,037	$17.59 to $19.50	$13,750,634	0.65% to 1.80%	-16.40% to -15.44%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2017	865,290	$21.04 to $23.05	$18,825,228	0.65% to 1.80%	27.42% to 28.87%	0.00%
ONFI - ON Risk Managed Balanced Subaccount	2021	21,157,725	$19.85 to $21.66	$435,647,317	0.65% to 1.80%	13.01% to 14.30%	0.70%
ONFI - ON Risk Managed Balanced Subaccount	2020	23,713,458	$17.57 to $18.95	$430,073,601	0.65% to 1.80%	19.99% to 21.36%	0.28%
ONFI - ON Risk Managed Balanced Subaccount	2019	26,043,977	$14.64 to $15.62	$391,620,897	0.65% to 1.80%	22.95% to 24.35%	1.09%
ONFI - ON Risk Managed Balanced Subaccount	2018	27,722,497	$11.91 to $12.56	$337,254,864	0.65% to 1.80%	-2.53% to -1.41%	0.00%
ONFI - ON Risk Managed Balanced Subaccount	2017	26,903,101	$12.22 to $12.74	$334,097,796	0.65% to 1.80%	15.56% to 16.87%	0.00%
ONFI - ON Federated Core Plus Bond Subaccount	2021	46,811,368	$9.76 to $9.87	$458,852,405	0.65% to 1.70%	-2.92% to -1.91%	0.66%
ONFI - ON Federated Core Plus Bond Subaccount	2020	5,685	$10.06	$57,198	0.90%	0.61%(c)	0.00%
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount (note 4)	2021	86,660,608	$11.02 to $11.08	$957,034,909	0.65% to 1.80%	10.18%(a) to 10.83%(b)	0.00%
ONFI - ON iShares Managed Risk Balanced Subaccount (note 4)	2021	39,065,742	$10.14 to $10.20	$396,908,476	0.65% to 1.70%	1.41%(a) to 1.96%(b)	0.00%
ONFI - ON Conservative Model Subaccount (note 4)	2019	6,695,543	$10.99 to $11.35	$74,632,628	0.65% to 1.80%	11.18% to 12.45%	1.97%
ONFI - ON Conservative Model Subaccount (note 4)	2018	7,912,911	$9.88 to $10.09	$78,918,149	0.65% to 1.80%	-4.76% to -3.67%	0.00%
ONFI - ON Conservative Model Subaccount (note 4)	2017	9,560,415	$10.38 to $10.47	$99,607,792	0.65% to 1.80%	3.76%(a) to 4.74%(b)	0.00%
ONFI - ON Moderately Conservative Model Subaccount	2021	20,941,307	$13.04 to $13.71	$278,621,898	0.65% to 1.70%	6.10% to 7.20%	1.09%
ONFI - ON Moderately Conservative Model Subaccount	2020	24,071,217	$12.29 to $12.79	$300,547,352	0.65% to 1.70%	9.57% to 10.71%	0.00%
ONFI - ON Moderately Conservative Model Subaccount	2019	19,643,384	$11.22 to $11.55	$222,976,961	0.65% to 1.70%	14.63% to 15.83%	1.73%
ONFI - ON Moderately Conservative Model Subaccount	2018	24,046,874	$9.78 to $9.97	$237,102,108	0.65% to 1.70%	-7.20% to -6.23%	0.00%
ONFI - ON Moderately Conservative Model Subaccount	2017	30,821,390	$10.54 to $10.63	$326,069,255	0.65% to 1.70%	5.42%(a) to 6.33%(b)	0.00%
ONFI - ON Balanced Model Subaccount	2021	77,016,608	$13.87 to $14.58	$1,089,407,438	0.65% to 1.70%	9.17% to 10.31%	0.86%
ONFI - ON Balanced Model Subaccount	2020	87,202,936	$12.65 to $13.22	$1,125,323,198	0.65% to 1.80%	11.75% to 13.03%	0.00%
ONFI - ON Balanced Model Subaccount	2019	96,454,325	$11.32 to $11.69	$1,108,244,683	0.65% to 1.80%	17.35% to 18.69%	1.37%
ONFI - ON Balanced Model Subaccount	2018	117,600,491	$9.65 to $9.85	$1,145,446,314	0.65% to 1.80%	-9.41% to -8.37%	0.00%
ONFI - ON Balanced Model Subaccount	2017	145,873,775	$10.65 to $10.75	$1,560,463,861	0.65% to 1.80%	6.52%(a) to 7.52%(b)	0.00%
ONFI - ON Moderate Growth Model Subaccount	2021	128,529,931	$15.06 to $15.83	$1,973,275,744	0.65% to 1.70%	12.91% to 14.09%	0.41%
ONFI - ON Moderate Growth Model Subaccount	2020	146,543,020	$13.34 to $13.88	$1,984,731,614	0.65% to 1.70%	13.80% to 14.99%	0.00%
ONFI - ON Moderate Growth Model Subaccount	2019	165,228,625	$11.69 to $12.07	$1,958,573,077	0.65% to 1.80%	21.62% to 23.01%	1.02%
ONFI - ON Moderate Growth Model Subaccount	2018	200,461,126	$9.61 to $9.81	$1,944,129,467	0.65% to 1.80%	-11.73% to -10.72%	0.00%
ONFI - ON Moderate Growth Model Subaccount	2017	241,934,489	$10.89 to $10.99	$2,645,167,193	0.65% to 1.80%	8.89%(a) to 9.91%(b)	0.00%
ONFI - ON Growth Model Subaccount	2021	27,249,678	$16.04 to $16.86	$446,583,911	0.65% to 1.70%	15.61% to 16.82%	0.25%
ONFI - ON Growth Model Subaccount	2020	31,323,345	$13.87 to $14.44	$441,999,343	0.65% to 1.70%	16.69% to 17.91%	0.00%
ONFI - ON Growth Model Subaccount	2019	36,006,071	$11.89 to $12.24	$433,456,101	0.65% to 1.70%	24.36% to 25.65%	0.72%
ONFI - ON Growth Model Subaccount	2018	43,969,073	$9.56 to $9.74	$423,715,805	0.65% to 1.70%	-13.06% to -12.14%	0.00%
ONFI - ON Growth Model Subaccount	2017	49,272,055	$10.99 to $11.09	$543,733,572	0.65% to 1.80%	9.87%(a) to 10.91%(b)	0.00%
FIDI - VIP Growth Subaccount	2021	19,068	$90.29	$1,721,575	1.30%	21.63%	0.00%
FIDI - VIP Growth Subaccount	2020	19,958	$74.23	$1,481,460	1.30%	42.04%	0.07%
FIDI - VIP Growth Subaccount	2019	21,344	$52.26	$1,115,432	1.30%	32.59%	0.25%
FIDI - VIP Growth Subaccount	2018	24,578	$39.41	$968,701	1.30%	-1.46%	0.24%
FIDI - VIP Growth Subaccount	2017	26,086	$40.00	$1,043,353	1.30%	33.41%	0.21%
FIDI - VIP Equity-Income Subaccount	2021	15,427	$49.45	$762,963	1.30%	23.29%	1.88%
FIDI - VIP Equity-Income Subaccount	2020	18,335	$40.11	$735,451	1.30%	5.32%	1.84%
FIDI - VIP Equity-Income Subaccount	2019	18,523	$38.09	$705,477	1.30%	25.81%	2.03%
FIDI - VIP Equity-Income Subaccount	2018	21,729	$30.27	$657,806	1.30%	-9.48%	2.00%
FIDI - VIP Equity-Income Subaccount	2017	26,757	$33.44	$894,789	1.30%	11.45%	1.71%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
FIDI - VIP High Income Subaccount	2021	724	$22.72	$16,455	1.30%	3.07%	5.20%
FIDI - VIP High Income Subaccount	2020	808	$22.04	$17,812	1.30%	1.42%	4.86%
FIDI - VIP High Income Subaccount	2019	1,012	$21.73	$21,989	1.30%	13.63%	5.11%
FIDI - VIP High Income Subaccount	2018	1,435	$19.12	$27,450	1.30%	-4.53%	4.67%
FIDI - VIP High Income Subaccount	2017	2,303	$20.03	$46,129	1.30%	5.57%	5.24%
FIDS - VIP Government Money Market Subaccount	2021	13,333,041	$8.61 to $10.20	$145,798,150	0.65% to 1.70%	-1.66% to -0.64%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	15,673,304	$8.81 to $10.26	$172,901,558	0.65% to 1.80%	-1.50% to -0.37%	0.26%
FIDS - VIP Government Money Market Subaccount	2019	11,865,260	$8.94 to $10.30	$132,646,745	0.65% to 1.80%	0.12% to 1.26%	1.89%
FIDS - VIP Government Money Market Subaccount	2018	12,513,322	$8.93 to $10.17	$138,293,008	0.65% to 1.80%	-0.25% to 0.89%	1.53%
FIDS - VIP Government Money Market Subaccount	2017	12,139,555	$8.95 to $10.08	$134,010,562	0.65% to 1.80%	-1.20% to -0.07%	0.56%
FID2 - VIP Mid Cap Subaccount	2021	3,958,936	$31.36 to $35.62	$238,906,591	0.65% to 1.70%	23.21% to 24.50%	0.34%
FID2 - VIP Mid Cap Subaccount	2020	4,894,146	$19.98 to $28.61	$239,679,072	0.65% to 1.80%	15.78% to 17.10%	0.39%
FID2 - VIP Mid Cap Subaccount	2019	5,763,099	$17.26 to $24.43	$242,158,489	0.65% to 1.80%	20.99% to 22.38%	0.66%
FID2 - VIP Mid Cap Subaccount	2018	6,871,779	$14.26 to $19.97	$238,655,241	0.65% to 1.80%	-16.29% to -15.33%	0.39%
FID2 - VIP Mid Cap Subaccount	2017	8,037,236	$17.04 to $23.58	$333,170,530	0.65% to 1.80%	18.41% to 19.76%	0.50%
FID2 - VIP Contrafund® Subaccount	2021	10,016,372	$44.14 to $45.23	$500,870,640	0.65% to 1.70%	25.38% to 26.69%	0.03%
FID2 - VIP Contrafund® Subaccount	2020	11,955,988	$27.83 to $34.84	$474,887,470	0.65% to 1.80%	27.93% to 29.39%	0.08%
FID2 - VIP Contrafund® Subaccount	2019	14,154,526	$21.76 to $26.93	$436,939,131	0.65% to 1.80%	28.95% to 30.43%	0.21%
FID2 - VIP Contrafund® Subaccount	2018	16,721,749	$16.87 to $20.65	$398,230,150	0.65% to 1.80%	-8.30% to -7.25%	0.43%
FID2 - VIP Contrafund® Subaccount	2017	19,643,273	$18.40 to $22.26	$507,737,950	0.65% to 1.80%	19.44% to 20.80%	0.77%
FID2 - VIP Growth Subaccount	2021	3,197,961	$57.20 to $62.74	$119,245,473	0.65% to 1.70%	20.85% to 22.11%	0.00%
FID2 - VIP Growth Subaccount	2020	3,962,550	$37.74 to $46.85	$122,093,278	0.65% to 1.80%	41.01% to 42.62%	0.04%
FID2 - VIP Growth Subaccount	2019	4,794,873	$26.77 to $32.85	$104,189,358	0.65% to 1.80%	31.61% to 33.11%	0.06%
FID2 - VIP Growth Subaccount	2018	5,829,959	$20.34 to $24.68	$95,146,026	0.65% to 1.80%	-2.20% to -1.08%	0.04%
FID2 - VIP Growth Subaccount	2017	6,396,124	$20.80 to $24.95	$105,336,562	0.65% to 1.80%	32.44% to 33.95%	0.08%
FID2 - VIP Equity-Income Subaccount	2021	4,741,575	$24.91 to $26.25	$157,617,478	0.65% to 1.80%	22.40% to 23.80%	1.62%
FID2 - VIP Equity-Income Subaccount	2020	5,428,713	$20.35 to $21.20	$146,645,722	0.65% to 1.80%	4.55% to 5.75%	1.63%
FID2 - VIP Equity-Income Subaccount	2019	5,993,995	$19.47 to $20.05	$153,794,232	0.65% to 1.80%	24.86% to 26.29%	1.79%
FID2 - VIP Equity-Income Subaccount	2018	6,982,348	$15.59 to $15.88	$142,780,023	0.65% to 1.80%	-10.16% to -9.13%	1.95%
FID2 - VIP Equity-Income Subaccount	2017	8,379,648	$17.35 to $17.47	$189,551,889	0.65% to 1.80%	10.66% to 11.92%	1.48%
FID2 - VIP Real Estate Subaccount	2021	1,630,817	$21.05 to $24.70	$37,871,970	0.65% to 1.80%	36.19% to 37.75%	0.94%
FID2 - VIP Real Estate Subaccount	2020	1,887,380	$15.45 to $17.93	$32,092,304	0.65% to 1.80%	-8.44% to -7.39%	1.92%
FID2 - VIP Real Estate Subaccount	2019	2,094,535	$16.88 to $19.36	$38,608,980	0.65% to 1.80%	20.78% to 22.15%	1.49%
FID2 - VIP Real Estate Subaccount	2018	2,385,981	$13.98 to $15.85	$36,214,758	0.65% to 1.80%	-8.12% to -7.06%	2.40%
FID2 - VIP Real Estate Subaccount	2017	3,043,517	$15.21 to $17.06	$49,779,297	0.65% to 1.80%	1.94% to 3.10%	1.54%
FID2 - VIP Target Volatility Subaccount	2021	14,218,639	$17.01 to $18.81	$251,681,564	0.65% to 1.80%	10.05% to 11.31%	0.02%
FID2 - VIP Target Volatility Subaccount	2020	16,038,176	$15.46 to $16.90	$256,839,848	0.65% to 1.80%	7.06% to 8.28%	1.23%
FID2 - VIP Target Volatility Subaccount	2019	18,623,615	$14.44 to $15.61	$277,315,905	0.65% to 1.80%	16.55% to 17.88%	1.32%
FID2 - VIP Target Volatility Subaccount	2018	20,879,226	$12.39 to $13.24	$265,419,013	0.65% to 1.80%	-7.66% to -6.60%	1.54%
FID2 - VIP Target Volatility Subaccount	2017	20,602,895	$13.42 to $14.18	$282,319,579	0.65% to 1.80%	14.24% to 15.54%	1.24%
JASI - Janus Henderson Research Subaccount	2021	117,038	$37.08 to $45.72	$5,307,921	0.90% to 1.50%	18.55% to 19.26%	0.10%
JASI - Janus Henderson Research Subaccount	2020	125,329	$31.09 to $38.56	$4,777,806	0.90% to 1.50%	30.98% to 31.77%	0.54%
JASI - Janus Henderson Research Subaccount	2019	145,857	$23.59 to $29.44	$4,256,809	0.90% to 1.50%	33.52% to 34.31%	0.46%
JASI - Janus Henderson Research Subaccount	2018	155,083	$17.57 to $22.05	$3,380,461	0.90% to 1.50%	-4.03% to -3.45%	0.55%
JASI - Janus Henderson Research Subaccount	2017	165,632	$18.19 to $22.97	$3,753,580	0.90% to 1.50%	26.00% to 26.74%	0.38%
JASI - Janus Henderson Overseas Subaccount	2021	33,035	$32.90 to $37.86	$1,137,704	0.90% to 1.50%	11.91% to 12.57%	1.14%
JASI - Janus Henderson Overseas Subaccount	2020	35,050	$29.40 to $33.63	$1,078,370	0.90% to 1.50%	14.57% to 15.26%	1.37%
JASI - Janus Henderson Overseas Subaccount	2019	37,739	$25.66 to $29.18	$1,011,635	0.90% to 1.50%	25.14% to 25.88%	1.91%
JASI - Janus Henderson Overseas Subaccount	2018	39,207	$20.50 to $23.18	$836,903	0.90% to 1.50%	-16.21% to -15.71%	1.72%
JASI - Janus Henderson Overseas Subaccount	2017	45,989	$24.47 to $27.50	$1,172,250	0.90% to 1.50%	29.19% to 29.95%	1.65%
JASI - Janus Henderson Global Research Subaccount	2021	66,404	$25.69 to $28.98	$1,866,764	0.90% to 1.50%	16.34% to 17.04%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	72,489	$21.95 to $24.91	$1,755,251	0.90% to 1.50%	18.28% to 18.99%	0.81%
JASI - Janus Henderson Global Research Subaccount	2019	84,746	$18.45 to $21.06	$1,717,485	0.90% to 1.50%	27.14% to 27.89%	0.95%
JASI - Janus Henderson Global Research Subaccount	2018	102,227	$14.42 to $16.57	$1,613,162	0.90% to 1.50%	-8.25% to -7.70%	1.12%
JASI - Janus Henderson Global Research Subaccount	2017	110,055	$15.63 to $18.06	$1,890,541	0.90% to 1.50%	25.16% to 25.90%	0.80%
JASI - Janus Henderson Balanced Subaccount	2021	82,190	$45.99 to $53.10	$4,213,830	0.90% to 1.50%	15.46% to 16.15%	0.89%
JASI - Janus Henderson Balanced Subaccount	2020	96,651	$39.59 to $45.99	$4,287,793	0.90% to 1.50%	12.62% to 13.29%	2.42%
JASI - Janus Henderson Balanced Subaccount	2019	111,243	$34.95 to $40.84	$4,354,548	0.90% to 1.50%	20.78% to 21.50%	1.86%
JASI - Janus Henderson Balanced Subaccount	2018	131,428	$28.77 to $33.81	$4,213,380	0.90% to 1.50%	-0.82% to -0.22%	2.15%
JASI - Janus Henderson Balanced Subaccount	2017	148,108	$28.83 to $34.09	$4,803,832	0.90% to 1.50%	16.69% to 17.38%	1.58%
JASS - Janus Henderson Research Subaccount	2021	1,065,763	$45.27 to $46.37	$28,910,209	0.65% to 1.70%	18.04% to 19.27%	0.02%
JASS - Janus Henderson Research Subaccount	2020	1,241,127	$38.35 to $38.88	$28,365,934	0.65% to 1.70%	30.35% to 31.72%	0.35%
JASS - Janus Henderson Research Subaccount	2019	1,496,950	$24.02 to $29.52	$26,155,997	0.65% to 1.80%	32.83% to 34.35%	0.30%
JASS - Janus Henderson Research Subaccount	2018	1,758,699	$18.09 to $21.97	$22,969,746	0.65% to 1.80%	-4.57% to -3.47%	0.36%
JASS - Janus Henderson Research Subaccount	2017	1,966,160	$18.95 to $22.76	$26,911,347	0.65% to 1.80%	25.31% to 26.73%	0.25%
JASS - Janus Henderson Global Research Subaccount	2021	2,201,570	$27.60 to $29.97	$38,163,958	0.65% to 1.70%	15.83% to 17.04%	0.37%
JASS - Janus Henderson Global Research Subaccount	2020	2,141,272	$23.59 to $25.87	$32,281,180	0.65% to 1.70%	17.75% to 18.99%	0.65%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
JASS - Janus Henderson Global Research Subaccount	2019	2,459,764	$19.82 to $21.97	$31,207,707	0.65% to 1.70%	26.56% to 27.88%	0.84%
JASS - Janus Henderson Global Research Subaccount	2018	3,003,268	$15.50 to $17.36	$29,880,132	0.65% to 1.70%	-8.65% to -7.69%	0.97%
JASS - Janus Henderson Global Research Subaccount	2017	3,258,742	$16.79 to $19.00	$34,853,240	0.65% to 1.70%	24.57% to 25.87%	0.69%
JASS - Janus Henderson Balanced Subaccount	2021	11,398,198	$23.72 to $35.10	$397,948,042	0.65% to 1.80%	14.84% to 16.15%	0.66%
JASS - Janus Henderson Balanced Subaccount	2020	12,793,746	$20.65 to $30.22	$387,315,582	0.65% to 1.80%	12.01% to 13.29%	2.07%
JASS - Janus Henderson Balanced Subaccount	2019	13,594,398	$18.44 to $26.67	$364,957,042	0.65% to 1.80%	20.11% to 21.48%	1.65%
JASS - Janus Henderson Balanced Subaccount	2018	13,684,140	$15.35 to $21.96	$303,918,063	0.65% to 1.80%	-1.35% to -0.22%	1.79%
JASS - Janus Henderson Balanced Subaccount	2017	10,334,850	$15.56 to $22.00	$234,141,172	0.65% to 1.80%	16.05% to 17.37%	1.48%
JASS - Janus Henderson Overseas Subaccount	2021	7,348,369	$12.66 to $16.36	$126,876,113	0.65% to 1.70%	11.39% to 12.56%	1.02%
JASS - Janus Henderson Overseas Subaccount	2020	8,172,965	$11.36 to $14.53	$126,230,208	0.65% to 1.70%	14.08% to 15.27%	1.20%
JASS - Janus Henderson Overseas Subaccount	2019	9,502,033	$9.96 to $12.61	$128,021,935	0.65% to 1.70%	24.59% to 25.89%	1.79%
JASS - Janus Henderson Overseas Subaccount	2018	11,675,138	$7.99 to $10.02	$126,065,552	0.65% to 1.70%	-16.56% to -15.69%	1.64%
JASS - Janus Henderson Overseas Subaccount	2017	12,619,462	$8.10 to $11.88	$163,124,694	0.65% to 1.80%	28.50% to 29.96%	1.58%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2020	43,214,609	$20.98 to $23.05	$941,143,593	0.65% to 1.80%	1.67% to 2.84%	1.97%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2019	48,370,425	$20.64 to $22.41	$1,031,118,241	0.65% to 1.80%	25.78% to 27.22%	1.63%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2018	57,058,389	$16.41 to $17.62	$962,003,164	0.65% to 1.80%	-6.28% to -5.20%	1.71%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2017	61,694,945	$17.51 to $18.58	$1,104,729,043	0.65% to 1.80%	13.41% to 14.70%	1.39%
JASS - Janus Henderson Flexible Bond Subaccount	2021	3,813,854	$10.96 to $11.75	$42,979,912	0.65% to 1.70%	-2.77% to -1.75%	1.67%
JASS - Janus Henderson Flexible Bond Subaccount	2020	3,498,166	$11.27 to $11.96	$40,457,917	0.65% to 1.70%	8.40% to 9.54%	2.40%
JASS - Janus Henderson Flexible Bond Subaccount	2019	3,266,770	$10.35 to $10.92	$34,708,912	0.65% to 1.80%	7.35% to 8.57%	2.88%
JASS - Janus Henderson Flexible Bond Subaccount	2018	3,254,479	$9.64 to $10.05	$32,031,223	0.65% to 1.80%	-3.04% to -1.93%	2.67%
JASS - Janus Henderson Flexible Bond Subaccount	2017	3,171,436	$9.95 to $10.25	$32,014,838	0.65% to 1.80%	1.53% to 2.69%	2.56%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	1,299,798	$30.78 to $34.61	$53,261,007	0.65% to 1.80%	24.56% to 25.98%	1.47%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	1,552,630	$24.71 to $27.47	$50,703,711	0.65% to 1.80%	5.76% to 6.97%	1.46%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2019	1,698,585	$23.36 to $25.68	$52,063,720	0.65% to 1.80%	29.26% to 30.74%	1.49%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2018	1,875,836	$18.08 to $19.64	$44,052,911	0.65% to 1.80%	-6.55% to -5.48%	1.48%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2017	2,142,965	$19.34 to $20.78	$53,609,838	0.65% to 1.80%	17.07% to 18.41%	1.45%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	2,358,818	$30.72 to $34.76	$98,062,473	0.65% to 1.70%	24.10% to 25.39%	1.04%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2020	2,529,555	$21.90 to $24.50	$84,553,087	0.65% to 1.80%	3.38% to 4.57%	1.41%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2019	2,710,961	$21.18 to $23.43	$87,173,697	0.65% to 1.80%	26.60% to 28.05%	1.73%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2018	2,976,367	$16.73 to $18.30	$75,054,787	0.65% to 1.80%	-10.49% to -9.47%	1.47%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2017	3,317,679	$18.69 to $20.21	$93,275,946	0.65% to 1.80%	12.81% to 14.10%	1.42%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	2021	70,765,101	$13.92 to $15.59	$1,028,604,390	0.65% to 1.80%	10.91% to 12.18%	2.49%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	2020	80,213,611	$12.55 to $13.90	$1,046,791,244	0.65% to 1.80%	-9.68% to -8.64%	1.91%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	2019	83,430,818	$13.89 to $15.21	$1,199,930,487	0.65% to 1.80%	13.81% to 15.11%	2.23%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	2018	94,229,918	$12.21 to $13.21	$1,185,120,871	0.65% to 1.80%	-8.70% to -7.65%	1.74%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	2017	103,035,429	$13.37 to $14.31	$1,412,791,784	0.65% to 1.80%	12.06% to 13.33%	1.47%
LEG2 - Western Asset Core Plus VIT Subaccount	2021	4,649,857	$11.21 to $12.02	$53,604,499	0.65% to 1.70%	-3.83% to -2.83%	2.46%
LEG2 - Western Asset Core Plus VIT Subaccount	2020	4,018,944	$11.59 to $12.37	$47,999,107	0.65% to 1.80%	7.12% to 8.35%	1.94%
LEG2 - Western Asset Core Plus VIT Subaccount	2019	3,905,384	$10.82 to $11.41	$43,300,336	0.65% to 1.80%	9.84% to 11.10%	4.33%
LEG2 - Western Asset Core Plus VIT Subaccount	2018	4,111,104	$9.85 to $10.27	$41,291,997	0.65% to 1.80%	-4.37% to -3.27%	3.33%
LEG2 - Western Asset Core Plus VIT Subaccount	2017	4,353,948	$10.31 to $10.62	$45,487,908	0.65% to 1.80%	3.83% to 5.01%	1.27%
ASVT - VT Opportunity Subaccount	2021	79,244	$59.73 to $59.94	$4,908,476	0.90% to 1.50%	22.93% to 23.66%	0.04%
ASVT - VT Opportunity Subaccount	2020	83,218	$48.47 to $48.58	$4,183,264	0.90% to 1.50%	19.21% to 19.92%	0.43%
ASVT - VT Opportunity Subaccount	2019	90,850	$40.42 to $40.75	$3,816,035	0.90% to 1.50%	29.52% to 30.29%	0.28%
ASVT - VT Opportunity Subaccount	2018	96,396	$31.02 to $31.47	$3,125,086	0.90% to 1.50%	-8.53% to -7.98%	0.19%
ASVT - VT Opportunity Subaccount	2017	102,847	$33.71 to $34.40	$3,635,380	0.90% to 1.50%	18.66% to 19.37%	0.68%
ASVT - VT Discovery Subaccount	2021	62,729	$47.38 to $69.34	$4,314,954	0.90% to 1.50%	-6.45% to -5.89%	0.00%
ASVT - VT Discovery Subaccount	2020	69,306	$50.34 to $74.11	$5,074,763	0.90% to 1.50%	60.24% to 61.20%	0.00%
ASVT - VT Discovery Subaccount	2019	74,322	$31.23 to $46.25	$3,388,674	0.90% to 1.50%	36.97% to 37.78%	0.00%
ASVT - VT Discovery Subaccount	2018	88,994	$22.67 to $33.77	$2,973,872	0.90% to 1.50%	-8.44% to -7.90%	0.00%
ASVT - VT Discovery Subaccount	2017	96,398	$24.61 to $36.88	$3,517,674	0.90% to 1.50%	27.23% to 27.98%	0.00%
MSVI - VIF Core Plus Fixed Income Subaccount	2021	17,583	$21.05 to $23.67	$375,164	0.90% to 1.40%	-1.70% to -1.21%	3.82%
MSVI - VIF Core Plus Fixed Income Subaccount	2020	21,166	$21.42 to $23.96	$460,864	0.90% to 1.40%	6.31% to 6.83%	2.79%
MSVI - VIF Core Plus Fixed Income Subaccount	2019	17,225	$20.15 to $22.43	$356,264	0.90% to 1.40%	9.35% to 9.89%	4.10%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
MSVI - VIF Core Plus Fixed Income Subaccount	2018	21,169	$18.43 to $20.41	$398,439	0.90% to 1.40%	-2.03% to -1.54%	2.52%
MSVI - VIF Core Plus Fixed Income Subaccount	2017	33,088	$18.81 to $20.73	$632,145	0.90% to 1.40%	4.78% to 5.30%	3.21%
MSVI - VIF U.S. Real Estate Subaccount	2021	22,557	$53.45 to $61.51	$1,331,251	0.90% to 1.50%	37.74% to 38.56%	2.05%
MSVI - VIF U.S. Real Estate Subaccount	2020	26,705	$38.81 to $44.40	$1,139,400	0.90% to 1.50%	-18.09% to -17.60%	2.84%
MSVI - VIF U.S. Real Estate Subaccount	2019	26,490	$47.38 to $53.88	$1,378,404	0.90% to 1.50%	17.18% to 17.88%	1.89%
MSVI - VIF U.S. Real Estate Subaccount	2018	30,020	$40.43 to $45.71	$1,334,024	0.90% to 1.50%	-9.09% to -8.54%	2.70%
MSVI - VIF U.S. Real Estate Subaccount	2017	39,825	$44.47 to $57.90	$1,943,072	0.90% to 1.50%	1.59% to 2.19%	1.51%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2020	4,159,006	$13.81 to $16.27	$74,086,058	0.65% to 1.70%	5.75% to 6.85%	2.55%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2019	4,527,306	$12.35 to $15.23	$75,937,528	0.65% to 1.80%	8.65% to 9.90%	3.86%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2018	4,783,145	$11.36 to $13.86	$73,601,443	0.65% to 1.80%	-2.67% to -1.55%	2.30%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2017	5,818,659	$11.68 to $14.08	$91,746,748	0.65% to 1.80%	4.03% to 5.21%	2.86%
MSV2 - VIF U.S. Real Estate Subaccount	2021	1,496,792	$18.83 to $22.55	$61,126,805	0.65% to 1.70%	37.11% to 38.54%	1.83%
MSV2 - VIF U.S. Real Estate Subaccount	2020	1,933,320	$13.60 to $16.45	$57,459,430	0.65% to 1.70%	-18.49% to -17.64%	2.53%
MSV2 - VIF U.S. Real Estate Subaccount	2019	1,937,506	$16.51 to $20.18	$70,319,124	0.65% to 1.70%	16.69% to 17.91%	1.63%
MSV2 - VIF U.S. Real Estate Subaccount	2018	2,505,402	$14.00 to $17.29	$77,986,910	0.65% to 1.70%	-9.52% to -8.57%	2.47%
MSV2 - VIF U.S. Real Estate Subaccount	2017	2,945,396	$14.57 to $15.31	$101,204,120	0.65% to 1.80%	1.06% to 2.21%	1.28%
MSV2 - VIF Growth Subaccount	2021	1,403,373	$88.09 to $96.33	$123,535,946	0.65% to 1.70%	-1.82% to -0.79%	0.00%
MSV2 - VIF Growth Subaccount	2020	1,939,346	$64.65 to $97.11	$172,988,824	0.65% to 1.80%	112.93% to 115.36%	0.00%
MSV2 - VIF Growth Subaccount	2019	2,321,552	$30.36 to $45.09	$96,600,717	0.65% to 1.80%	29.14% to 30.62%	0.00%
MSV2 - VIF Growth Subaccount	2018	2,725,690	$23.51 to $34.52	$87,284,163	0.65% to 1.80%	5.39% to 6.60%	0.00%
MSV2 - VIF Growth Subaccount	2017	2,427,259	$22.31 to $32.38	$73,367,331	0.65% to 1.80%	40.30% to 41.90%	0.00%
GSVI - Large Cap Value Subaccount	2021	3,152,145	$24.03 to $24.24	$79,912,716	0.65% to 1.50%	22.30% to 23.33%	1.13%
GSVI - Large Cap Value Subaccount	2020	3,718,034	$19.49 to $19.82	$76,929,551	0.65% to 1.50%	2.44% to 3.31%	1.39%
GSVI - Large Cap Value Subaccount	2019	4,114,297	$18.86 to $19.35	$82,906,411	0.65% to 1.50%	24.07% to 25.11%	1.44%
GSVI - Large Cap Value Subaccount	2018	4,868,569	$15.08 to $15.60	$78,886,394	0.65% to 1.50%	-9.82% to -9.05%	1.22%
GSVI - Large Cap Value Subaccount	2017	5,550,062	$16.58 to $17.29	$99,472,839	0.65% to 1.50%	8.24% to 9.15%	1.50%
GSVI - U.S. Equity Insights Subaccount	2021	659,549	$37.11 to $39.51	$27,327,204	0.65% to 1.50%	27.49% to 28.57%	0.79%
GSVI - U.S. Equity Insights Subaccount	2020	777,274	$30.99 to $35.45	$25,178,803	0.90% to 1.50%	15.80% to 16.49%	0.83%
GSVI - U.S. Equity Insights Subaccount	2019	912,857	$26.76 to $30.43	$25,481,645	0.90% to 1.50%	23.36% to 24.09%	1.20%
GSVI - U.S. Equity Insights Subaccount	2018	1,117,163	$21.69 to $24.52	$25,198,322	0.90% to 1.50%	-7.59% to -7.04%	1.18%
GSVI - U.S. Equity Insights Subaccount	2017	1,225,255	$23.48 to $26.38	$29,834,231	0.90% to 1.50%	22.24% to 22.96%	1.34%
GSVI - Strategic Growth Subaccount	2021	243,363	$52.93 to $60.91	$13,383,973	0.90% to 1.50%	20.12% to 20.84%	0.00%
GSVI - Strategic Growth Subaccount	2020	269,782	$44.06 to $50.41	$12,307,661	0.90% to 1.50%	38.42% to 39.25%	0.09%
GSVI - Strategic Growth Subaccount	2019	310,652	$31.83 to $36.20	$10,208,255	0.90% to 1.50%	33.53% to 34.32%	0.29%
GSVI - Strategic Growth Subaccount	2018	337,763	$23.84 to $26.95	$8,289,965	0.90% to 1.50%	-2.51% to -1.93%	0.42%
GSVI - Strategic Growth Subaccount	2017	401,660	$24.27 to $24.45	$10,069,532	0.65% to 1.50%	28.74% to 29.82%	0.50%
GSVS - Large Cap Value Subaccount	2021	2,107,606	$22.37 to $22.58	$44,777,568	0.65% to 1.80%	21.74% to 23.13%	0.90%
GSVS - Large Cap Value Subaccount	2020	2,319,307	$18.17 to $18.55	$40,631,673	0.65% to 1.80%	1.90% to 3.07%	1.16%
GSVS - Large Cap Value Subaccount	2019	2,469,124	$17.63 to $18.20	$42,325,338	0.65% to 1.80%	23.39% to 24.80%	1.21%
GSVS - Large Cap Value Subaccount	2018	2,898,634	$14.13 to $14.75	$39,874,460	0.65% to 1.80%	-10.34% to -9.31%	0.98%
GSVS - Large Cap Value Subaccount	2017	3,462,667	$15.58 to $16.45	$52,530,562	0.65% to 1.80%	7.63% to 8.85%	0.84%
GSVS - U.S. Equity Insights Subaccount	2021	382,545	$37.57 to $45.32	$14,008,010	0.65% to 1.70%	26.95% to 28.28%	0.50%
GSVS - U.S. Equity Insights Subaccount	2020	537,762	$29.29 to $35.70	$15,378,901	0.65% to 1.70%	15.35% to 16.56%	0.62%
GSVS - U.S. Equity Insights Subaccount	2019	704,516	$25.13 to $30.95	$17,284,252	0.65% to 1.70%	22.84% to 24.12%	0.92%
GSVS - U.S. Equity Insights Subaccount	2018	996,732	$20.24 to $25.19	$19,619,906	0.65% to 1.70%	-7.93% to -6.96%	0.85%
GSVS - U.S. Equity Insights Subaccount	2017	1,104,677	$21.76 to $27.36	$23,118,973	0.65% to 1.70%	21.74% to 23.01%	1.40%
GSVS - Strategic Growth Subaccount	2021	627,626	$48.15 to $53.38	$28,437,480	0.65% to 1.70%	19.52% to 20.77%	0.00%
GSVS - Strategic Growth Subaccount	2020	729,035	$39.87 to $44.66	$27,596,586	0.65% to 1.70%	37.76% to 39.20%	0.00%
GSVS - Strategic Growth Subaccount	2019	936,155	$28.64 to $32.42	$25,699,640	0.65% to 1.70%	33.06% to 34.45%	0.05%
GSVS - Strategic Growth Subaccount	2018	1,128,107	$21.30 to $24.37	$23,159,777	0.65% to 1.70%	-2.98% to -1.97%	0.00%
GSVS - Strategic Growth Subaccount	2017	1,208,165	$21.73 to $25.12	$25,596,131	0.65% to 1.70%	28.19% to 29.52%	0.28%
GSVS - Trend Driven Allocation Subaccount	2021	8,698,950	$14.89 to $16.46	$134,191,322	0.65% to 1.70%	14.23% to 15.42%	0.00%
GSVS - Trend Driven Allocation Subaccount	2020	9,928,189	$12.92 to $14.26	$133,560,655	0.65% to 1.80%	2.27% to 3.44%	0.28%
GSVS - Trend Driven Allocation Subaccount	2019	11,079,817	$12.64 to $13.79	$145,039,857	0.65% to 1.80%	9.96% to 11.21%	1.42%
GSVS - Trend Driven Allocation Subaccount	2018	12,237,112	$11.49 to $12.40	$144,987,629	0.65% to 1.80%	-6.04% to -4.96%	0.64%
GSVS - Trend Driven Allocation Subaccount	2017	12,899,308	$12.23 to $13.04	$161,855,033	0.65% to 1.80%	11.12% to 12.38%	0.31%
LAZS - Emerging Markets Equity Subaccount	2021	4,506,309	$9.72 to $16.45	$141,165,799	0.65% to 1.80%	3.60% to 4.78%	1.84%
LAZS - Emerging Markets Equity Subaccount	2020	4,909,627	$9.38 to $15.70	$149,649,728	0.65% to 1.80%	-3.03% to -1.91%	2.62%
LAZS - Emerging Markets Equity Subaccount	2019	5,427,998	$9.68 to $16.01	$168,468,987	0.65% to 1.80%	16.05% to 17.38%	0.88%
LAZS - Emerging Markets Equity Subaccount	2018	6,461,390	$8.34 to $13.64	$173,520,953	0.65% to 1.80%	-20.01% to -19.09%	1.82%
LAZS - Emerging Markets Equity Subaccount	2017	6,771,096	$10.42 to $16.86	$229,016,575	0.65% to 1.80%	25.57% to 27.00%	1.52%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2021	692,717	$29.00 to $29.77	$32,783,347	0.65% to 1.70%	17.87% to 19.10%	0.05%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2020	842,617	$24.61 to $25.00	$33,800,888	0.65% to 1.70%	4.97% to 6.07%	0.19%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2019	952,701	$17.77 to $23.57	$36,145,975	0.65% to 1.80%	27.63% to 29.09%	0.00%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2018	1,105,688	$13.92 to $18.26	$32,796,880	0.65% to 1.80%	-14.78% to -13.80%	0.02%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2017	1,239,384	$21.18 to $21.51	$43,118,167	0.65% to 1.70%	12.05% to 13.21%	0.35%
LAZS - U.S. Equity Select Subaccount	2018	319,664	$16.73 to $20.56	$6,233,211	0.90% to 1.80%	-5.04% to -4.18%	0.79%
LAZS - U.S. Equity Select Subaccount	2017	306,783	$17.61 to $21.46	$6,285,437	0.90% to 1.80%	16.02% to 17.05%	1.62%
LAZS - International Equity Subaccount	2021	4,904,082	$15.94 to $18.49	$92,712,530	0.65% to 1.70%	4.06% to 5.15%	0.94%
LAZS - International Equity Subaccount	2020	5,299,001	$13.91 to $15.16	$95,958,813	0.65% to 1.80%	6.32% to 7.54%	2.23%
LAZS - International Equity Subaccount	2019	6,063,956	$13.08 to $14.10	$102,652,696	0.65% to 1.80%	18.87% to 20.22%	0.34%
LAZS - International Equity Subaccount	2018	7,576,473	$11.01 to $11.73	$107,307,036	0.65% to 1.80%	-15.44% to -14.47%	1.50%
LAZS - International Equity Subaccount	2017	8,388,376	$13.02 to $13.71	$139,856,439	0.65% to 1.80%	20.18% to 21.55%	1.45%
LAZS - Global Dynamic Multi-Asset Subaccount	2021	17,336,676	$16.81 to $18.76	$304,229,485	0.65% to 1.80%	9.96% to 11.21%	2.81%
LAZS - Global Dynamic Multi-Asset Subaccount	2020	19,714,427	$15.29 to $16.87	$313,204,693	0.65% to 1.80%	-0.98% to 0.16%	0.62%
LAZS - Global Dynamic Multi-Asset Subaccount	2019	22,160,502	$15.44 to $16.84	$353,950,745	0.65% to 1.80%	15.70% to 17.03%	0.05%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
LAZS - Global Dynamic Multi-Asset Subaccount	2018	25,001,447	$13.34 to $14.39	$343,381,497	0.65% to 1.80%	-8.23% to -7.17%	1.34%
LAZS - Global Dynamic Multi-Asset Subaccount	2017	22,984,125	$14.54 to $15.50	$342,278,964	0.65% to 1.80%	18.40% to 19.75%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2021	1,728,198	$37.77 to $39.87	$82,934,619	0.65% to 1.70%	14.40% to 15.59%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2020	2,061,949	$33.01 to $34.49	$86,204,085	0.65% to 1.70%	28.23% to 29.57%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2019	2,531,087	$25.75 to $26.62	$82,254,756	0.65% to 1.70%	26.25% to 27.57%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2018	3,312,308	$20.39 to $20.87	$84,863,882	0.65% to 1.70%	-7.31% to -6.34%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2017	4,230,296	$17.09 to $22.28	$116,542,831	0.65% to 1.80%	27.46% to 28.91%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	1,448,064	$62.17 to $63.31	$62,804,246	0.65% to 1.70%	13.62% to 14.81%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2020	1,839,278	$54.72 to $55.14	$68,909,364	0.65% to 1.70%	52.96% to 54.56%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2019	2,182,946	$27.63 to $35.68	$53,536,230	0.65% to 1.80%	30.47% to 31.96%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2018	2,670,686	$21.18 to $27.04	$49,446,252	0.65% to 1.80%	-2.94% to -1.82%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2017	2,520,332	$21.82 to $27.54	$48,156,892	0.65% to 1.80%	33.73% to 35.25%	0.00%
JPMI - Small Cap Core Subaccount	2021	1,720,538	$33.53 to $36.79	$70,603,948	0.65% to 1.70%	19.36% to 20.60%	0.50%
JPMI - Small Cap Core Subaccount	2020	1,884,338	$27.80 to $30.82	$64,612,023	0.65% to 1.70%	11.78% to 12.95%	0.99%
JPMI - Small Cap Core Subaccount	2019	2,170,078	$20.60 to $24.61	$66,250,068	0.65% to 1.80%	22.37% to 23.77%	0.40%
JPMI - Small Cap Core Subaccount	2018	2,535,463	$16.83 to $19.89	$62,914,993	0.65% to 1.80%	-13.50% to -12.50%	0.38%
JPMI - Small Cap Core Subaccount	2017	2,900,964	$19.46 to $22.73	$82,805,582	0.65% to 1.80%	13.20% to 14.48%	0.32%
JPMI - Mid Cap Value Subaccount	2021	3,475,005	$34.92 to $35.03	$208,038,962	0.65% to 1.70%	27.71% to 29.05%	0.90%
JPMI - Mid Cap Value Subaccount	2020	4,056,073	$21.06 to $27.06	$189,480,124	0.65% to 1.80%	-1.41% to -0.28%	1.47%
JPMI - Mid Cap Value Subaccount	2019	4,480,698	$21.36 to $27.13	$211,373,870	0.65% to 1.80%	24.52% to 25.94%	1.60%
JPMI - Mid Cap Value Subaccount	2018	5,191,061	$17.15 to $21.54	$195,857,405	0.65% to 1.80%	-13.40% to -12.41%	0.98%
JPMI - Mid Cap Value Subaccount	2017	6,124,959	$19.81 to $24.60	$266,730,746	0.65% to 1.80%	11.76% to 13.03%	0.81%
ABVB - VPS Growth & Income Subaccount	2021	496,355	$18.05 to $36.22	$15,678,878	0.90% to 1.70%	25.70% to 26.70%	0.66%
ABVB - VPS Growth & Income Subaccount	2020	470,546	$14.36 to $28.59	$11,860,671	0.90% to 1.70%	0.75% to 1.56%	1.24%
ABVB - VPS Growth & Income Subaccount	2019	700,813	$14.20 to $28.15	$17,502,937	0.90% to 1.80%	21.43% to 22.51%	1.03%
ABVB - VPS Growth & Income Subaccount	2018	774,317	$11.70 to $22.98	$15,916,123	0.90% to 1.80%	-7.52% to -6.69%	0.79%
ABVB - VPS Growth & Income Subaccount	2017	220,199	$12.67 to $24.63	$4,760,014	0.90% to 1.70%	16.62% to 17.54%	1.26%
ABVB - VPS Small Cap Growth Subaccount	2021	504,012	$30.65 to $32.50	$33,487,348	0.65% to 1.70%	7.38% to 8.50%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2020	546,315	$28.54 to $29.96	$34,202,088	0.65% to 1.70%	51.07% to 52.65%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2019	637,015	$18.83 to $19.63	$26,266,556	0.65% to 1.80%	33.60% to 35.13%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2018	632,831	$14.09 to $14.52	$19,691,939	0.65% to 1.80%	-2.87% to -1.75%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2017	221,913	$14.51 to $14.78	$7,354,394	0.65% to 1.80%	31.42% to 32.92%	0.00%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2020	16,464,081	$13.57 to $15.12	$233,669,799	0.65% to 1.80%	3.00% to 4.18%	1.50%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2019	18,407,346	$13.18 to $14.52	$252,441,157	0.65% to 1.80%	13.20% to 14.50%	1.79%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2018	20,818,923	$11.64 to $12.68	$250,987,338	0.65% to 1.80%	-9.00% to -7.95%	1.61%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2017	22,372,054	$12.79 to $13.77	$294,935,902	0.65% to 1.80%	12.31% to 13.59%	1.77%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2021	80,226,770	$12.47 to $13.45	$1,031,451,387	0.65% to 1.80%	10.00% to 11.25%	0.00%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2020	7,525,469	$11.34 to $12.09	$87,577,904	0.65% to 1.80%	0.64% to 1.79%	1.31%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2019	8,085,929	$11.27 to $11.88	$93,031,807	0.65% to 1.80%	15.25% to 16.56%	1.95%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2018	8,765,244	$9.78 to $10.19	$87,076,763	0.65% to 1.80%	-6.53% to -5.46%	0.00%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2017	9,145,508	$10.46 to $10.78	$96,765,187	0.65% to 1.80%	9.54% to 10.79%	0.35%
MFSI - New Discovery Subaccount	2021	514,441	$42.63 to $50.86	$27,966,051	0.65% to 1.70%	-0.13% to 0.92%	0.00%
MFSI - New Discovery Subaccount	2020	608,261	$42.68 to $50.40	$33,085,230	0.65% to 1.70%	43.15% to 44.64%	0.00%
MFSI - New Discovery Subaccount	2019	686,222	$20.67 to $34.84	$25,896,341	0.65% to 1.80%	38.78% to 40.36%	0.00%
MFSI - New Discovery Subaccount	2018	813,500	$14.89 to $24.83	$22,018,758	0.65% to 1.80%	-3.47% to -2.36%	0.00%
MFSI - New Discovery Subaccount	2017	763,736	$22.21 to $25.42	$21,279,760	0.65% to 1.70%	24.23% to 25.52%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	1,786,871	$44.94 to $51.86	$68,609,082	0.65% to 1.70%	11.97% to 13.14%	0.00%
MFSI - Mid Cap Growth Subaccount	2020	2,095,766	$39.72 to $46.31	$71,596,803	0.65% to 1.70%	33.84% to 35.24%	0.00%
MFSI - Mid Cap Growth Subaccount	2019	2,201,107	$25.74 to $29.37	$56,089,537	0.65% to 1.80%	35.83% to 37.39%	0.00%
MFSI - Mid Cap Growth Subaccount	2018	2,525,166	$18.95 to $21.38	$47,090,562	0.65% to 1.80%	-0.84% to 0.30%	0.00%
MFSI - Mid Cap Growth Subaccount	2017	3,006,436	$19.11 to $21.31	$55,841,811	0.65% to 1.80%	24.44% to 25.86%	0.00%
MFSI - Total Return Subaccount	2021	5,704,109	$19.64 to $24.09	$156,014,338	0.65% to 1.80%	11.82% to 13.10%	1.62%
MFSI - Total Return Subaccount	2020	6,191,074	$17.56 to $21.30	$150,975,808	0.65% to 1.80%	7.57% to 8.81%	2.07%
MFSI - Total Return Subaccount	2019	6,882,707	$16.33 to $19.57	$155,577,140	0.65% to 1.80%	17.99% to 19.34%	2.14%
MFSI - Total Return Subaccount	2018	6,859,149	$13.84 to $16.40	$130,768,264	0.65% to 1.80%	-7.55% to -6.48%	2.06%
MFSI - Total Return Subaccount	2017	6,490,673	$14.97 to $17.54	$134,099,022	0.65% to 1.80%	10.05% to 11.30%	2.40%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	941,681	$25.48 to $27.52	$24,911,856	0.65% to 1.80%	23.44% to 24.85%	0.03%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2020	1,126,594	$20.64 to $22.04	$23,984,445	0.65% to 1.80%	20.03% to 21.41%	0.21%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2019	1,569,175	$17.20 to $18.15	$27,659,193	0.65% to 1.80%	37.12% to 38.68%	0.34%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2018	1,627,114	$12.54 to $13.09	$20,798,364	0.65% to 1.80%	-1.21% to -0.08%	0.34%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2017	1,944,428	$12.70 to $13.10	$25,033,966	0.65% to 1.80%	25.84% to 27.28%	0.43%
PVIA - Real Return Subaccount	2021	9,352,190	$11.89 to $17.81	$177,829,389	0.65% to 1.80%	3.73% to 4.92%	4.95%
PVIA - Real Return Subaccount	2020	9,405,467	$11.47 to $16.98	$172,192,397	0.65% to 1.80%	9.74% to 10.99%	1.41%
PVIA - Real Return Subaccount	2019	10,296,590	$10.45 to $15.29	$171,748,357	0.65% to 1.80%	6.52% to 7.74%	1.65%
PVIA - Real Return Subaccount	2018	11,821,938	$9.81 to $14.20	$185,269,515	0.65% to 1.80%	-3.95% to -2.84%	2.46%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
PVIA - Real Return Subaccount	2017	14,210,237	$10.21 to $14.61	$232,018,425	0.65% to 1.80%	1.82% to 2.98%	2.13%
PVIA - Total Return Subaccount (note 4)	2020	22,550,559	$12.03 to $18.91	$432,200,143	0.65% to 1.80%	6.73% to 7.96%	2.12%
PVIA - Total Return Subaccount (note 4)	2019	22,434,821	$11.27 to $17.52	$400,738,215	0.65% to 1.80%	6.45% to 7.66%	3.01%
PVIA - Total Return Subaccount (note 4)	2018	26,013,487	$10.59 to $16.27	$436,213,515	0.65% to 1.80%	-2.30% to -1.18%	2.53%
PVIA - Total Return Subaccount (note 4)	2017	29,784,272	$10.83 to $16.47	$511,210,315	0.65% to 1.80%	3.08% to 4.26%	2.00%
PVIA - Global Bond Opportunities Subaccount	2021	2,734,281	$11.27 to $16.19	$48,825,314	0.65% to 1.70%	-5.76% to -4.78%	5.04%
PVIA - Global Bond Opportunities Subaccount	2020	2,929,735	$11.96 to $17.00	$55,431,190	0.65% to 1.70%	8.28% to 9.41%	2.48%
PVIA - Global Bond Opportunities Subaccount	2019	3,480,144	$9.69 to $15.54	$60,240,537	0.65% to 1.80%	4.25% to 5.44%	2.45%
PVIA - Global Bond Opportunities Subaccount	2018	3,860,087	$9.29 to $14.74	$63,676,309	0.65% to 1.80%	-5.90% to -4.82%	6.29%
PVIA - Global Bond Opportunities Subaccount	2017	4,330,234	$9.88 to $15.48	$75,937,597	0.65% to 1.80%	6.71% to 7.93%	1.97%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	2,399,452	$7.77 to $8.45	$17,381,914	0.65% to 1.70%	31.11% to 32.48%	4.34%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	2,584,042	$5.86 to $6.45	$14,209,170	0.65% to 1.70%	-0.35% to 0.69%	6.44%
PVIA - CommodityRealReturn® Strategy Subaccount	2019	2,762,523	$4.57 to $5.82	$15,183,797	0.65% to 1.80%	9.46% to 10.71%	4.42%
PVIA - CommodityRealReturn® Strategy Subaccount	2018	3,577,629	$4.17 to $5.26	$17,794,117	0.65% to 1.80%	-15.66% to -14.69%	2.08%
PVIA - CommodityRealReturn® Strategy Subaccount	2017	4,036,737	$4.95 to $6.16	$23,670,281	0.65% to 1.80%	0.35% to 1.49%	11.13%
PVIA - Global Diversified Allocation Subaccount (note 4)	2020	50,221,858	$14.03 to $15.48	$732,570,730	0.65% to 1.80%	2.30% to 3.47%	3.20%
PVIA - Global Diversified Allocation Subaccount (note 4)	2019	55,060,040	$13.71 to $14.96	$781,396,456	0.65% to 1.80%	19.56% to 20.93%	2.61%
PVIA - Global Diversified Allocation Subaccount (note 4)	2018	61,652,401	$11.47 to $12.37	$728,183,074	0.65% to 1.80%	-10.56% to -9.53%	1.91%
PVIA - Global Diversified Allocation Subaccount (note 4)	2017	61,650,517	$12.82 to $13.68	$810,369,654	0.65% to 1.80%	14.81% to 16.12%	3.03%
PVIA - Short-Term Subaccount	2021	7,369,062	$9.85 to $10.81	$75,888,076	0.65% to 1.80%	-1.82% to -0.70%	1.12%
PVIA - Short-Term Subaccount	2020	7,307,763	$10.03 to $10.89	$76,333,822	0.65% to 1.80%	0.43% to 1.58%	1.23%
PVIA - Short-Term Subaccount	2019	6,533,588	$9.99 to $10.72	$67,520,499	0.65% to 1.80%	0.98% to 2.13%	2.47%
PVIA - Short-Term Subaccount	2018	7,939,590	$9.89 to $10.49	$80,673,374	0.65% to 1.80%	-0.27% to 0.87%	2.21%
PVIA - Short-Term Subaccount	2017	4,938,829	$9.92 to $10.40	$50,106,590	0.65% to 1.80%	0.60% to 1.74%	1.70%
PVIA - Low Duration Subaccount	2021	3,648,536	$9.67 to $10.43	$36,535,051	0.65% to 1.80%	-2.68% to -1.57%	0.52%
PVIA - Low Duration Subaccount	2020	3,752,322	$9.93 to $10.59	$38,424,472	0.65% to 1.80%	1.17% to 2.32%	1.16%
PVIA - Low Duration Subaccount	2019	3,047,829	$9.82 to $10.35	$30,685,436	0.65% to 1.80%	2.19% to 3.36%	2.76%
PVIA - Low Duration Subaccount	2018	3,672,536	$9.61 to $10.02	$35,943,178	0.65% to 1.80%	-1.45% to -0.32%	1.98%
PVIA - Low Duration Subaccount	2017	2,438,860	$9.75 to $10.05	$24,106,830	0.65% to 1.80%	-0.41% to 0.72%	1.36%
CALI - VP S&P 500 Index Subaccount	2021	6,909	$30.84 to $33.84	$224,724	0.90% to 1.40%	26.64% to 27.27%	1.34%
CALI - VP S&P 500 Index Subaccount	2020	6,975	$24.35 to $26.59	$178,761	0.90% to 1.40%	16.47% to 17.04%	1.66%
CALI - VP S&P 500 Index Subaccount	2019	7,742	$20.91 to $22.72	$170,126	0.90% to 1.40%	29.34% to 29.98%	1.74%
CALI - VP S&P 500 Index Subaccount	2018	9,284	$16.17 to $17.48	$157,533	0.90% to 1.40%	-6.06% to -5.59%	1.92%
CALI - VP S&P 500 Index Subaccount	2017	9,723	$17.21 to $18.51	$175,335	0.90% to 1.40%	19.79% to 20.38%	1.47%
BNYS - Appreciation Subaccount	2021	567,805	$41.25 to $54.71	$28,220,581	0.90% to 1.70%	24.65% to 25.64%	0.21%
BNYS - Appreciation Subaccount	2020	659,718	$33.09 to $43.55	$26,236,437	0.90% to 1.70%	21.31% to 22.28%	0.54%
BNYS - Appreciation Subaccount	2019	708,655	$20.90 to $35.61	$23,142,959	0.90% to 1.80%	33.38% to 34.57%	0.91%
BNYS - Appreciation Subaccount	2018	902,801	$15.67 to $26.47	$22,031,105	0.90% to 1.80%	-8.75% to -7.94%	1.00%
BNYS - Appreciation Subaccount	2017	1,117,055	$17.17 to $21.26	$29,700,082	0.65% to 1.80%	24.77% to 26.19%	1.09%
ROYI - Small-Cap Subaccount	2021	2,918,009	$21.87 to $24.59	$121,553,350	0.65% to 1.70%	26.67% to 27.99%	1.37%
ROYI - Small-Cap Subaccount	2020	3,394,050	$17.27 to $19.21	$111,183,547	0.65% to 1.70%	-8.71% to -7.75%	1.04%
ROYI - Small-Cap Subaccount	2019	3,461,726	$18.91 to $20.83	$124,424,381	0.65% to 1.70%	16.68% to 17.90%	0.65%
ROYI - Small-Cap Subaccount	2018	4,096,206	$16.21 to $17.66	$126,701,034	0.65% to 1.70%	-9.88% to -8.94%	0.70%
ROYI - Small-Cap Subaccount	2017	4,915,936	$14.48 to $19.40	$168,869,577	0.65% to 1.80%	3.52% to 4.70%	0.93%
ROYI - Micro-Cap Subaccount	2021	1,372,280	$23.04 to $25.03	$58,857,679	0.65% to 1.70%	27.81% to 29.14%	0.00%
ROYI - Micro-Cap Subaccount	2020	1,613,546	$18.03 to $19.38	$54,149,884	0.65% to 1.70%	21.72% to 22.99%	0.00%
ROYI - Micro-Cap Subaccount	2019	1,900,968	$14.81 to $15.76	$52,489,623	0.65% to 1.70%	17.55% to 18.78%	0.00%
ROYI - Micro-Cap Subaccount	2018	2,207,493	$12.60 to $13.27	$51,943,710	0.65% to 1.70%	-10.57% to -9.64%	0.00%
ROYI - Micro-Cap Subaccount	2017	2,626,373	$14.09 to $14.68	$69,451,723	0.65% to 1.70%	3.43% to 4.51%	0.65%
AIMI - Invesco V.I. Comstock Series I Subaccount	2021	728	$37.52 to $42.18	$30,680	0.90% to 1.40%	31.52% to 32.17%	1.80%
AIMI - Invesco V.I. Comstock Series I Subaccount	2020	784	$28.53 to $31.92	$25,000	0.90% to 1.40%	-2.23% to -1.74%	2.45%
AIMI - Invesco V.I. Comstock Series I Subaccount	2019	834	$29.18 to $32.48	$27,070	0.90% to 1.40%	23.57% to 24.18%	2.00%
AIMI - Invesco V.I. Comstock Series I Subaccount	2018	859	$23.61 to $26.16	$22,465	0.90% to 1.40%	-13.38% to -12.95%	1.69%
AIMI - Invesco V.I. Comstock Series I Subaccount	2017	924	$27.26 to $30.05	$27,755	0.90% to 1.40%	16.23% to 16.80%	2.02%
AIMI - Invesco V.I. International Growth Series II Subaccount	2021	3,933,321	$16.98 to $19.94	$62,417,897	0.65% to 1.70%	3.84% to 4.92%	1.04%
AIMI - Invesco V.I. International Growth Series II Subaccount	2020	4,379,433	$14.86 to $16.18	$66,708,183	0.65% to 1.80%	11.72% to 13.00%	2.15%
AIMI - Invesco V.I. International Growth Series II Subaccount	2019	4,590,569	$13.30 to $14.32	$62,286,566	0.65% to 1.80%	25.97% to 27.41%	1.25%
AIMI - Invesco V.I. International Growth Series II Subaccount	2018	5,523,384	$10.56 to $11.24	$59,037,967	0.65% to 1.80%	-16.71% to -15.76%	1.82%
AIMI - Invesco V.I. International Growth Series II Subaccount	2017	6,138,952	$12.67 to $13.34	$77,942,709	0.65% to 1.80%	20.56% to 21.94%	1.27%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2021	25,372,578	$14.86 to $16.65	$394,907,473	0.65% to 1.80%	7.33% to 8.56%	2.94%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2020	28,114,964	$13.85 to $15.34	$405,823,513	0.65% to 1.80%	8.04% to 9.28%	7.59%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2019	32,233,403	$12.82 to $14.04	$428,621,082	0.65% to 1.80%	12.85% to 14.14%	0.00%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2018	36,566,539	$11.36 to $12.30	$428,858,960	0.65% to 1.80%	-8.37% to -7.32%	1.28%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2017	39,941,205	$12.39 to $13.27	$508,833,378	0.65% to 1.80%	7.90% to 9.12%	3.87%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	1,792,520	$25.98 to $27.67	$40,712,214	0.65% to 1.70%	30.30% to 31.66%	0.25%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	2,155,447	$19.73 to $21.23	$37,403,475	0.65% to 1.70%	-4.46% to -3.46%	0.72%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2019	2,256,005	$20.44 to $22.22	$40,830,419	0.65% to 1.70%	14.49% to 15.68%	0.22%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2018	2,640,201	$17.67 to $19.41	$41,512,203	0.65% to 1.70%	-16.90% to -16.03%	0.23%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2017	2,916,305	$17.36 to $21.04	$54,951,260	0.65% to 1.80%	14.30% to 15.60%	0.49%
FRT2 - Franklin Income VIP Subaccount	2021	2,974,069	$22.45 to $23.99	$68,770,853	0.90% to 1.50%	15.03% to 15.71%	4.70%
FRT2 - Franklin Income VIP Subaccount	2020	3,381,628	$19.52 to $20.73	$67,818,399	0.90% to 1.50%	-0.80% to -0.21%	5.83%
FRT2 - Franklin Income VIP Subaccount	2019	3,888,966	$19.67 to $20.77	$78,446,360	0.90% to 1.50%	14.34% to 15.02%	5.39%
FRT2 - Franklin Income VIP Subaccount	2018	4,538,523	$17.21 to $18.06	$80,006,808	0.90% to 1.50%	-5.73% to -5.16%	4.81%
FRT2 - Franklin Income VIP Subaccount	2017	5,181,433	$18.25 to $19.04	$96,658,695	0.90% to 1.50%	8.06% to 8.70%	4.18%
FRT2 - Franklin DynaTech VIP Subaccount	2021	476,970	$46.84 to $47.25	$22,862,489	0.65% to 1.50%	14.43% to 15.39%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	549,518	$40.93 to $40.95	$23,011,711	0.65% to 1.50%	42.74% to 43.95%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2019	569,006	$28.45 to $28.68	$16,679,686	0.65% to 1.50%	29.23% to 30.32%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2018	630,367	$21.83 to $22.19	$14,271,581	0.65% to 1.50%	1.60% to 2.47%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2017	712,571	$21.84 to $23.54	$15,837,312	0.90% to 1.50%	25.07% to 25.81%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2021	2,400,453	$12.97 to $14.46	$35,779,264	0.65% to 1.50%	2.62% to 3.49%	1.85%
FRT2 - Templeton Foreign VIP Subaccount	2020	2,688,921	$12.53 to $14.09	$38,953,969	0.65% to 1.50%	-2.62% to -1.80%	3.39%
FRT2 - Templeton Foreign VIP Subaccount	2019	3,084,397	$12.76 to $14.47	$45,734,304	0.65% to 1.50%	10.87% to 11.80%	1.73%
FRT2 - Templeton Foreign VIP Subaccount	2018	3,526,527	$11.41 to $13.05	$47,050,672	0.65% to 1.50%	-16.70% to -15.99%	2.63%
FRT2 - Templeton Foreign VIP Subaccount	2017	3,777,707	$13.59 to $15.67	$60,371,621	0.65% to 1.50%	14.97% to 15.94%	1.96%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2021	13,093,690	$15.18 to $16.38	$205,005,873	0.65% to 1.80%	15.28% to 16.60%	3.92%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2020	14,243,615	$13.17 to $14.05	$192,535,126	0.65% to 1.80%	14.71% to 16.02%	1.18%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2019	15,551,097	$11.48 to $12.11	$182,341,737	0.65% to 1.80%	15.86% to 17.19%	0.00%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2018	16,728,105	$9.91 to $10.33	$168,453,274	0.65% to 1.80%	-8.51% to -7.45%	0.49%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2017	16,887,391	$10.83 to $11.16	$185,043,607	0.65% to 1.80%	13.65% to 14.95%	0.00%
FRT4 - Franklin Income VIP Subaccount	2021	4,192,627	$19.07 to $20.05	$78,410,617	0.65% to 1.70%	14.64% to 15.83%	4.44%
FRT4 - Franklin Income VIP Subaccount	2020	4,952,739	$14.03 to $17.31	$80,366,224	0.65% to 1.80%	-1.21% to -0.07%	5.66%
FRT4 - Franklin Income VIP Subaccount	2019	5,521,825	$14.20 to $17.33	$90,028,644	0.65% to 1.80%	14.00% to 15.30%	5.14%
FRT4 - Franklin Income VIP Subaccount	2018	6,864,394	$12.45 to $15.03	$97,508,036	0.65% to 1.80%	-6.12% to -5.04%	4.60%
FRT4 - Franklin Income VIP Subaccount	2017	8,616,924	$13.26 to $15.82	$129,445,706	0.65% to 1.80%	7.62% to 8.84%	3.95%
FRT4 - Franklin DynaTech VIP Subaccount	2021	736,149	$41.66 to $45.14	$29,007,849	0.65% to 1.70%	14.15% to 15.34%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2020	915,463	$36.12 to $39.55	$31,423,117	0.65% to 1.70%	42.29% to 43.77%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2019	1,052,753	$21.54 to $25.12	$25,255,035	0.65% to 1.80%	28.71% to 30.18%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2018	1,261,609	$16.73 to $19.30	$23,326,530	0.65% to 1.80%	1.26% to 2.43%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2017	1,321,771	$16.52 to $18.84	$23,925,806	0.65% to 1.80%	24.55% to 25.97%	0.00%
FRT4 - Templeton Foreign VIP Subaccount	2021	5,165,761	$11.10 to $13.28	$54,976,014	0.65% to 1.70%	2.36% to 3.43%	1.67%
FRT4 - Templeton Foreign VIP Subaccount	2020	6,682,785	$10.73 to $12.97	$68,664,959	0.65% to 1.70%	-2.99% to -1.98%	3.26%
FRT4 - Templeton Foreign VIP Subaccount	2019	7,035,074	$10.20 to $10.95	$73,928,203	0.65% to 1.80%	10.51% to 11.77%	1.48%
FRT4 - Templeton Foreign VIP Subaccount	2018	9,174,444	$9.23 to $9.80	$86,030,485	0.65% to 1.80%	-17.04% to -16.09%	2.35%
FRT4 - Templeton Foreign VIP Subaccount	2017	9,959,048	$11.12 to $11.67	$111,560,042	0.65% to 1.80%	14.56% to 15.87%	1.03%
FRT4 - Franklin Allocation VIP Subaccount	2021	1,639,810	$20.07 to $21.91	$31,311,806	0.65% to 1.70%	9.67% to 10.82%	1.57%
FRT4 - Franklin Allocation VIP Subaccount	2020	1,832,456	$18.11 to $19.97	$31,889,036	0.65% to 1.70%	9.88% to 11.03%	1.35%
FRT4 - Franklin Allocation VIP Subaccount	2019	2,113,323	$16.31 to $18.18	$33,270,517	0.65% to 1.70%	17.56% to 18.79%	3.28%
FRT4 - Franklin Allocation VIP Subaccount	2018	2,517,483	$12.57 to $13.73	$33,477,834	0.65% to 1.80%	-11.19% to -10.17%	2.87%
FRT4 - Franklin Allocation VIP Subaccount	2017	2,980,985	$14.15 to $15.29	$44,177,625	0.65% to 1.80%	9.81% to 11.06%	2.54%
FEDS - Kaufmann Fund II Service Shares Subaccount	2021	1,998,017	$34.78 to $40.44	$65,127,818	0.65% to 1.70%	0.55% to 1.60%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2020	2,323,903	$31.54 to $34.23	$74,965,909	0.65% to 1.80%	26.21% to 27.65%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2019	2,833,039	$24.99 to $26.82	$71,871,297	0.65% to 1.80%	30.57% to 32.06%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2018	3,232,354	$19.05 to $20.21	$62,127,502	0.65% to 1.80%	1.73% to 2.90%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2017	3,074,530	$18.73 to $19.64	$57,765,553	0.65% to 1.80%	25.72% to 27.15%	0.00%
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	2020	22,718,572	$15.85 to $17.56	$375,356,067	0.65% to 1.80%	-0.86% to 0.28%	2.57%
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	2019	25,427,950	$15.99 to $17.51	$421,743,120	0.65% to 1.80%	18.10% to 19.45%	2.15%
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	2018	29,916,358	$13.54 to $14.66	$417,915,776	0.65% to 1.80%	-10.12% to -9.09%	2.88%
FEDS - Managed Volatility Fund II Primary Shares Subaccount (note 4)	2017	31,065,195	$15.06 to $16.12	$480,250,290	0.65% to 1.80%	16.03% to 17.35%	3.87%
FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	2020	3,319,685	$10.56 to $10.82	$35,320,397	0.65% to 1.70%	-0.98% to 0.05%	2.13%
FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	2019	3,695,274	$10.66 to $10.81	$39,575,405	0.65% to 1.70%	17.91% to 19.14%	2.06%
FEDS - Managed Volatility Fund II Service Shares Subaccount (note 4)	2018	4,407,368	$9.04 to $9.08	$39,898,142	0.65% to 1.80%	-9.62%(a) to -9.23%(b)	0.00%
FEDS - Managed Tail Risk Fund II Service Shares Subaccount	2017	5,522,132	$9.23 to $9.68	$51,853,725	0.65% to 1.80%	8.72% to 9.96%	1.41%
FEDS - Managed Tail Risk Fund II Primary Shares Subaccount	2017	2,396,070	$9.37 to $9.59	$22,710,846	0.90% to 1.80%	8.99% to 9.96%	1.60%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2021	6,208,170	$19.36 to $22.85	$129,971,807	0.65% to 1.70%	8.60% to 9.73%	1.54%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2020	7,166,368	$17.82 to $20.82	$137,616,604	0.65% to 1.70%	11.97% to 13.14%	1.97%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2019	8,316,751	$12.88 to $18.40	$142,056,000	0.65% to 1.80%	19.62% to 20.99%	2.02%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2018	10,485,090	$10.77 to $15.21	$149,022,711	0.65% to 1.80%	-7.12% to -6.05%	1.72%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2017	13,095,137	$11.59 to $16.19	$199,461,749	0.65% to 1.80%	16.19% to 17.51%	1.52%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2021	3,737,936	$7.87 to $8.03	$27,327,154	0.65% to 1.70%	24.56% to 25.86%	1.60%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2020	4,056,338	$6.25 to $6.44	$23,702,100	0.65% to 1.70%	-13.47% to -12.56%	2.38%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2019	4,333,122	$7.15 to $7.45	$29,105,263	0.65% to 1.70%	7.63% to 8.75%	0.97%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2018	5,014,799	$6.57 to $6.92	$31,143,256	0.65% to 1.70%	-24.52% to -23.73%	0.30%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2017	6,026,437	$6.26 to $8.62	$49,327,220	0.65% to 1.80%	1.15% to 2.31%	0.13%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2021	1,730,941	$42.44 to $68.47	$109,006,416	0.65% to 1.80%	13.13% to 14.42%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2020	2,090,769	$37.51 to $59.84	$115,765,991	0.65% to 1.80%	32.96% to 34.49%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2019	2,475,838	$28.21 to $44.49	$102,494,850	0.65% to 1.80%	46.84% to 48.52%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2018	2,997,438	$19.21 to $29.96	$84,066,525	0.65% to 1.80%	-6.92% to -5.85%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2017	3,475,416	$20.64 to $31.82	$104,173,944	0.65% to 1.80%	29.79% to 31.27%	0.00%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2021	22,730,716	$13.80 to $15.40	$326,991,505	0.65% to 1.70%	6.76% to 7.87%	1.08%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2020	25,323,073	$12.93 to $14.28	$339,859,534	0.65% to 1.70%	4.12% to 5.21%	2.21%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2019	28,327,362	$12.42 to $13.57	$363,743,294	0.65% to 1.70%	12.64% to 13.81%	2.16%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2018	32,672,683	$10.94 to $11.92	$370,918,496	0.65% to 1.80%	-7.71% to -6.65%	1.62%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2017	37,484,039	$11.86 to $12.77	$458,541,460	0.65% to 1.80%	8.63% to 9.87%	1.50%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2021	35,535,216	$14.78 to $16.48	$546,107,994	0.65% to 1.70%	9.20% to 10.34%	1.12%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2020	39,500,239	$13.53 to $14.94	$553,807,954	0.65% to 1.70%	4.13% to 5.22%	2.24%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2019	44,527,181	$12.99 to $14.20	$597,307,680	0.65% to 1.70%	14.36% to 15.55%	2.12%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2018	51,865,310	$11.28 to $12.29	$605,964,560	0.65% to 1.80%	-8.87% to -7.82%	1.59%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2017	57,988,180	$12.38 to $13.33	$739,820,419	0.65% to 1.80%	11.84% to 13.11%	1.58%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2021	32,231,262	$14.66 to $16.35	$490,111,727	0.65% to 1.70%	10.71% to 11.86%	1.04%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2020	35,824,937	$13.24 to $14.62	$490,492,368	0.65% to 1.70%	3.42% to 4.51%	2.09%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2019	40,202,202	$12.80 to $13.99	$530,437,585	0.65% to 1.70%	15.12% to 16.32%	1.89%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2018	46,135,218	$11.04 to $12.03	$526,823,239	0.65% to 1.80%	-10.35% to -9.32%	1.49%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2017	50,223,992	$12.31 to $13.26	$636,961,491	0.65% to 1.80%	15.58% to 16.90%	1.56%
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	2021	4,270,795	$11.97 to $12.83	$52,517,309	0.65% to 1.70%	6.70% to 7.81%	0.98%
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	2020	4,519,522	$11.16 to $11.90	$51,878,825	0.65% to 1.80%	3.79% to 4.98%	2.11%
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	2019	4,917,460	$10.75 to $11.34	$54,062,138	0.65% to 1.80%	12.46% to 13.74%	2.13%
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	2018	5,221,988	$9.56 to $9.97	$50,752,330	0.65% to 1.80%	-7.82% to -6.76%	1.64%
NLV3 - TOPS® Managed Risk Balanced ETF Subaccount	2017	4,959,789	$10.37 to $10.69	$52,058,201	0.65% to 1.80%	8.63% to 9.87%	1.54%
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2021	6,953,759	$12.27 to $13.23	$88,009,212	0.65% to 1.80%	9.02% to 10.26%	1.02%
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2020	7,601,082	$11.25 to $12.00	$87,830,561	0.65% to 1.80%	4.02% to 5.21%	2.15%
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2019	8,510,603	$10.82 to $11.41	$94,085,410	0.65% to 1.80%	14.11% to 15.41%	2.08%
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2018	9,648,841	$9.48 to $9.88	$92,933,244	0.65% to 1.80%	-9.02% to -7.98%	1.61%
NLV3 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2017	8,946,748	$10.42 to $10.74	$94,302,704	0.65% to 1.80%	11.83% to 13.10%	1.62%
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	2021	3,991,581	$12.33 to $13.21	$50,514,128	0.65% to 1.70%	10.55% to 11.70%	0.94%
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	2020	4,379,926	$11.09 to $11.83	$49,934,415	0.65% to 1.80%	3.31% to 4.50%	2.01%
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	2019	4,852,388	$10.73 to $11.32	$53,264,505	0.65% to 1.80%	14.87% to 16.18%	1.83%
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	2018	5,492,930	$9.34 to $9.74	$52,177,810	0.65% to 1.80%	-10.46% to -9.43%	1.54%
NLV3 - TOPS® Managed Risk Growth ETF Subaccount	2017	4,535,310	$10.43 to $10.75	$47,876,327	0.65% to 1.80%	15.38% to 16.70%	1.62%

*	This represents the range of annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**	This represents the range of total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

(a) & (b)	Denote the minimum or maximum of the total return ranges, respectively, for the underlying mutual fund options that were added and funded during the reporting period. These returns were not annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Ohio National Life Insurance Company
and Contract Owners of Ohio National Variable Account A:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Ohio National Variable Account A (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Cincinnati, Ohio
March 30, 2022

Appendix

Statement of assets and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Global Risk Allocation-Moderate Subaccount

VPS Growth & Income Subaccount

VPS Small Cap Growth Subaccount

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Balanced-Risk Allocation Series II Subaccount

Invesco V.I. Comstock Series I Subaccount

Invesco V.I. International Growth Series II Subaccount

ALLSPRING VARIABLE TRUST (1)

VT Opportunity Subaccount (1)

VT Discovery Subaccount (1)

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE SHARES

Appreciation Subaccount

CALVERT VARIABLE PRODUCTS, INC.

VP S&P 500 Index Subaccount

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - INITIAL CLASS

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP High Income Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Contrafund® Subaccount

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

VIP Target Volatility Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin DynaTech VIP Subaccount (1)

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Allocation VIP Subaccount

Franklin DynaTech VIP Subaccount (1)

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 5

Franklin VolSmart Allocation VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

2

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - SERVICE SHARES

Trend Driven Allocation Subaccount (1)

Large Cap Value Subaccount

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Asset Strategy Subaccount (1)

Delaware Ivy VIP Natural Resources Subaccount (1)

Delaware Ivy VIP Science and Technology Subaccount (1)

J.P. MORGAN INSURANCE TRUST - CLASS I

Mid Cap Value Subaccount

Small Cap Core Subaccount

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Flexible Bond Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

Global Dynamic Multi-Asset Subaccount

International Equity Subaccount

U.S. Small-Mid Cap Equity Subaccount

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount (1)

LEGG MASON PARTNERS VARIABLE INCOME TRUST - CLASS II

Western Asset Core Plus VIT Subaccount

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II - SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS I

VIF Core Plus Fixed Income Subaccount

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Growth Subaccount

VIF U.S. Real Estate Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

NORTHERN LIGHTS VARIABLE TRUST - CLASS 2

TOPS® Managed Risk Balanced ETF Subaccount

TOPS® Managed Risk Growth ETF Subaccount

TOPS® Managed Risk Moderate Growth ETF Subaccount

3

NORTHERN LIGHTS VARIABLE TRUST - CLASS 3

TOPS® Managed Risk Balanced ETF Subaccount

TOPS® Managed Risk Growth ETF Subaccount

TOPS® Managed Risk Moderate Growth ETF Subaccount

OHIO NATIONAL FUND, INC.

ON Balanced Model Subaccount

ON BlackRock Advantage Large Cap Core Subaccount

ON BlackRock Advantage Large Cap Growth Subaccount

ON BlackRock Advantage Large Cap Value Subaccount

ON BlackRock Advantage Small Cap Growth Subaccount

ON BlackRock Balanced Allocation Subaccount

ON Bond Subaccount

ON Federated High Income Bond Subaccount

ON Growth Model Subaccount

ON BlackRock Advantage International Equity Subaccount

ON Janus Henderson Forty Subaccount

ON Moderate Growth Model Subaccount

ON Moderately Conservative Model Subaccount

ON Nasdaq-100® Index Subaccount

ON Risk Managed Balanced Subaccount

ON S&P 500® Index Subaccount

ON S&P MidCap 400® Index Subaccount

ON AB Small Cap Subaccount (1)

ON AB Mid Cap Core Subaccount (1)

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Low Duration Subaccount

Real Return Subaccount

Short-Term Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Micro-Cap Subaccount

Small-Cap Subaccount

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Focused Blend Subaccount (1)

PSF PGIM Jennison Growth Subaccount (1)

Statement of assets and contract owners’ equity as of December 31, 2021 and the related statements of operations and changes in contract owners’ equity for the period June 25, 2021 (commencement of operations) to December 31, 2021.

OHIO NATIONAL FUND, INC.

ON Janus Henderson U.S. Low Volatility Subaccount

ON iShares Managed Risk Balanced Subaccount

Statement of operations for the period January 1, 2021 to June 25, 2021 (substitution) and the statements of changes in contract owners’ equity the for the period January 1, 2021 to June 25, 2021 (substitution) and the year ended December 31, 2020.

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson U.S. Low Volatility Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

4

VIF Core Plus Fixed Income Subaccount

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Dynamic Asset Allocation Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

Total Return Subaccount

Global Diversified Allocation Subaccount

FEDERATED HERMES INSURANCE SERIES

Managed Valoatility Fund II Primary Shares Subaccount

Managed Volatility Fund II Service Shares Subaccount

Statement of changes in contract owners’ equity for the period from January 1, 2020 to December 4, 2020 (liquidation).

OHIO NATIONAL FUND, INC.

ON Conservative Model Subaccount

Statement of changes in contract owners’ equity for the period January 1, 2020 to May 29, 2020 (liquidation).

OHIO NATIONAL FUND, INC.

ON Foreign Subaccount

Statement of assets and contract owners’ equity as of December 31, 2021, and the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from December 4, 2020 (commencement of operations) to December 31, 2020.

OHIO NATIONAL FUND, INC.

ON Federated Core Plus Bond Subaccount

(1) See the footnote to the statement of assets and contract owners' equity for the former name of the subaccount.

5

 THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Financial Statements and Supplementary Information

December 31, 2021, 2020 and 2019

(With Independent Auditors’ Report Thereon)

KPMG LLP Suite 3400 312 Walnut Street Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

The Ohio National Life Insurance Company:

Opinions

We have audited the statutory financial statements of The Ohio National Life Insurance Company (a wholly owned subsidiary of Ohio National Financial Services, Inc.) (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2021, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Emphasis of Matter

As discussed in Note 3 to the statutory financial statements, effective January 1, 2020, the Company adopted new accounting guidance pursuant to section 21 of the Valuation Manual (VM-21) which revised the valuation of variable annuity and other contracts. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Other Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

Cincinnati, Ohio

March 28, 2022

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2021 and 2020

(Dollars in thousands, except share amounts)

Admitted Assets	2021	2020
Investments:
Bonds	$5,883,205	5,398,199
Preferred stocks	7,101	7,101
Common stocks at fair value (cost $58,299 in 2021 and $45,931 in 2020)	60,403	45,414
Common stock of unconsolidated life insurance subsidiaries at statutory equity
(cost $363,819 in 2021 and $181,082 in 2020)	433,121	302,363
Common stocks of nonlife insurance subsidiaries at statutory equity
(cost $10,830 in 2021 and 2020)	10,857	8,979
Mortgage loans on real estate	1,058,963	970,773
Real estate, at cost less accumulated depreciation	23,780	24,757
Contract loans	908,562	835,945
Cash, cash equivalents and short-term investments	382,134	648,526
Receivables for securities	461	510
Derivatives	96,518	115,488
Other invested assets	332,527	489,176
Securities lending reinvested collateral assets	287,838	281,976
Receivable for collateral	—	1,200
Total investments	9,485,470	9,130,407
Premiums and other considerations deferred and uncollected	98,992	97,259
Accrued investment income	54,500	49,473
Current federal income tax recoverable	2,366	7,813
Deferred tax asset, net	119,975	111,546
Other assets	458,856	210,015
Separate Account assets	18,634,097	18,793,793
Total admitted assets	$28,854,256	28,400,306
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life policies and contracts	$6,638,034	6,438,887
Accident and health policies	22,914	26,793
Annuity and other deposit funds	543,945	658,260
Contract claims	30,886	23,562
Other policyholders’ funds:
Policyholders’ dividend accumulations	30,110	31,680
Provision for policyholders’ dividends payable in following year	87,943	101,828
Other	2,298	1,575
Current federal income taxes	—	—
Payable to parent, subsidiaries and affiliates	116,229	155,195
Interest maintenance reserve	35,200	19,457
Asset valuation reserve	55,056	52,098
Transfers to Separate Accounts due or accrued, net	(66,669)	(109,994)
Payable for securities	5,000	9,027
Payable for securities lending	287,838	281,976
Reinsurance funds withheld due to affiliate, net	476,248	481,935
Other liabilities	499,593	355,728
Separate Account liabilities	18,634,095	18,793,792
Total liabilities	27,398,720	27,321,799
Capital and surplus:
Class A common stock, $1 par value. Authorized, issued, and outstanding 10,000,000 shares	10,000	10,000
Surplus notes	309,927	309,851
Gross paid in and contributed surplus	422,372	283,297
Aggregate write-ins for special surplus funds	58,826	35,826
Unassigned surplus	654,411	439,533
Total capital and surplus	1,455,536	1,078,507
Total liabilities and capital and surplus	$28,854,256	28,400,306

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Operations

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020	2019
Premiums and other considerations:
Life and annuity	$854,610	1,308,065	1,047,377
Accident and health	5,052	5,373	5,773
Total premiums and other considerations	859,662	1,313,438	1,053,150
Investment income:
Interest on bonds	228,264	221,515	264,249
Dividends on stocks	1,707	1,317	2,734
Dividends from subsidiaries	9,400	18,950	112,750
Interest on mortgage loans	51,549	45,344	44,104
Real estate income	1,897	2,016	1,829
Interest on contract loans	39,717	35,553	32,065
Other income	302,665	15,327	14,700
Total investment income	635,199	340,022	472,431
Less investment expenses	32,586	32,339	32,235
Net investment income	602,613	307,683	440,196
Total income	1,462,275	1,621,121	1,493,346
Death and other benefits:
Death benefits	70,679	62,313	45,566
Accident and health benefits	2,479	1,732	1,405
Annuity benefits, fund withdrawals, and other benefits to policyholders
and beneficiaries	2,819,564	2,541,039	3,538,173
Total death and other benefits	2,892,722	2,605,084	3,585,144
Change in reserves for future policy benefits and other funds	295,282	611,430	639,895
Commissions	151,968	172,865	186,543
General insurance expenses	142,815	131,297	143,920
Insurance taxes, licenses, and fees	22,056	17,516	19,851
Net transfers from Separate Accounts	(2,469,808)	(2,118,476)	(3,027,908)
Total expenses	1,035,035	1,419,716	1,547,445
Income (loss) before dividends to policyholders, (benefit) expense
for federal income taxes, and net realized capital gains (losses)	427,240	201,405	(54,099)
Dividends to policyholders	91,297	105,865	112,994
Income (loss) before (benefit) expense for federal income
taxes and net realized capital gains (losses)	335,943	95,540	(167,093)
(Benefit) expense for federal income taxes	(55,188)	33,016	(88,213)
Income (loss) before net realized capital gains (losses)	391,131	62,524	(78,880)
Net realized capital gains (losses), net of interest maintenance reserve and
income taxes	27,978	72,355	(4,935)
Net income (loss)	$419,109	134,879	(83,815)

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Common stock	Surplus notes	Gross paid in and contributed surplus	Aggregate write-ins for special purpose funds	Unassigned surplus	Total capital and surplus
Balance at December 31, 2018	$10,000	309,698	283,297	(4,409)	420,487	1,019,073
Net loss	—	—	—	—	(83,815)	(83,815)
Amortization of surplus note	—	77	—	—	—	77
Change in net unrealized capital gains	—	—	—	—	41,436	41,436
Change in net unrealized foreign exchange capital gain	—	—	—	—	(1)	(1)
Change in net deferred income tax	—	—	—	—	(16,822)	(16,822)
Change in nonadmitted assets and related items	—	—	—	—	16,728	16,728
Change in asset valuation reserve	—	—	—	—	(38,352)	(38,352)
Correction of an error, net of tax	—	—	—	—	(1,446)	(1,446)
Deferred coinsurance gain	—	—	—	—	40,784	40,784
Benefit plan adjustment	—	—	—	—	(366)	(366)
Voluntary reserve	—	—	—	4,409	93,158	97,567
Segregated special surplus for the benefit of affiliate	—	—	—	35,826	(35,826)	—
Dividends to stockholder	—	—	—	—	(55,000)	(55,000)
Balance at December 31, 2019	10,000	309,775	283,297	35,826	380,965	1,019,863
Net income	—	—	—	—	134,879	134,879
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	(44,627)	(44,627)
Change in net deferred income tax	—	—	—	—	10,885	10,885
Change in nonadmitted assets and related items	—	—	—	—	(24,770)	(24,770)
Change in asset valuation reserve	—	—	—	—	(11,323)	(11,323)
Change in reserve valuation basis	—	—	—	—	63,050	63,050
Correction of an error, net of tax	—	—	—	—	(195)	(195)
Deferred coinsurance gain	—	—	—	—	(22,921)	(22,921)
Benefit plan adjustment	—	—	—	—	(6,410)	(6,410)
Dividends to stockholder	—	—	—	—	(40,000)	(40,000)
Balance at December 31, 2020	10,000	309,851	283,297	35,826	439,533	1,078,507
Net income	—	—	—	—	419,109	419,109
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	(63,905)	(63,905)
Change in net unrealized foreign exchange capital loss	—	—	—	—	(325)	(325)
Change in net deferred income tax	—	—	—	—	(54,742)	(54,742)
Change in nonadmitted assets and related items	—	—	—	—	55,866	55,866
Change in asset valuation reserve	—	—	—	—	(2,959)	(2,959)
Correction of an error, net of tax	—	—	—	—	(3,925)	(3,925)
Deferred coinsurance gain	—	—	—	—	(15,023)	(15,023)
Benefit plan adjustment	—	—	—	—	20,513	20,513
Segregated special surplus for the benefit of affiliate	—	—	—	23,000	(23,000)	—
Paid in surplus	—	—	139,075	—	—	139,075
Change in surplus as a result of reinsurance	—	—	—	—	(1,731)	(1,731)
Dividends to stockholder	—	—	—	—	(115,000)	(115,000)
Balance at December 31, 2021	$10,000	309,927	422,372	58,826	654,411	1,455,536

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Cash Flow

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020	2019
Cash flow from operations:
Premiums, other considerations, and fund deposits	$540,311	980,931	1,087,409
Investment income	565,577	309,036	441,010
	1,105,888	1,289,967	1,528,419
Less:
Death and other benefits	2,491,971	2,198,713	3,368,750
Commissions, taxes, and other expenses	320,346	397,424	288,797
Dividends paid to policyholders	105,315	114,097	115,392
Net transfers from separate accounts	(2,513,133)	(2,131,558)	(3,078,812)
	404,499	578,676	694,127
Net cash provided by operations	701,389	711,291	834,292
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	1,545,048	937,751	753,192
Stocks	2,389	—	16,952
Mortgage loans on real estate	164,797	92,223	107,996
Real estate	—	16	—
Other	64,961	29,863	3,106
Total investment proceeds	1,777,195	1,059,853	881,246
Less cost of investments acquired:
Bonds	1,986,705	1,011,681	1,010,788
Stocks	15,249	5,439	7,534
Mortgage loans on real estate	252,984	132,165	181,512
Real estate	—	—	382
Other	234,715	337,823	65,584
Total investments acquired	2,489,653	1,487,108	1,265,800
Less increase in contract loans	72,533	91,384	105,791
Net cash used in investing activities	(784,991)	(518,639)	(490,345)
Cash flow from financing and other miscellaneous sources:
Deposits on deposit-type contracts and other liabilities	136,598	169,681	119,313
Withdrawals on deposit-type contracts and other liabilities	(267,123)	(198,841)	(145,228)
Dividends to stockholder	(115,000)	(40,000)	(55,000)
Other, net	62,735	127,652	(193,080)
Net cash (used in) provided by financing	(182,790)	58,492	(273,995)
Net (decrease) increase in cash, cash equivalents and
short-term investments	(266,392)	251,144	69,952
Cash, cash equivalents and short-term investments:
Beginning of year	648,526	397,382	327,430
End of year	$382,134	648,526	397,382

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$5,861	$109,478	$(57,807)
Funds held under fixed indexed annuity reinsurance agreement, net	(74,476)	(41,443)	(40,411)
Capital contribution from parent	(139,075)	—	—
Capital contribution to affiliate	—	—	80,000
Unpaid return of capital from affiliate	(169,973)	—	—
Dividend declared and unpaid from affiliate	(30,027)	—	—
Affiliate reinsurance agreements, net	—	—	(378,976)
Coinsurance reinsurance agreement	—	—	(1,694,934)
Deferred gain on coinsurance reinsurance agreements	15,023	22,921	12,061

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(1)	Organization and Business

Organization

The Ohio National Life Insurance Company (“ONLIC” or the “Company”) is a stock life insurance company wholly owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

In 1998, ONLIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

ONLIC owns 100% of Ohio National Life Assurance Corporation (“ONLAC”), a stock life insurance subsidiary; National Security Life and Annuity Company (“NSLAC”), a stock life insurance subsidiary; Montgomery Re, Inc. (“MONT”), a special purpose financial captive life insurance company; Kenwood Re, Inc. (“KENW”), a special purpose financial captive life insurance company; Camargo Re Captive, Inc. (“CMGO”), a special purpose financial captive life insurance company; Sunrise Captive Re, LLC (“SUNR”), an Ohio authorized reinsurer; Ohio National Investments, Inc. (“ONII”), an investment advisor; Ohio National Equities, Inc. (“ONEQ”), a broker dealer registered under the Securities and Exchange Commission Act of 1934; and The O.N. Equity Sales Company (“ONESCO”), a broker dealer registered under the Securities and Exchange Commission Act of 1934.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021. Constellation, an insurance holding company, is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

ONMH entered into the Transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off of ONMH’s strengths and infrastructure to grow its insurance business going forward.

The Transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the Transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation and its investors are providing a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening Ohio National’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

The Transaction is subject to customary conditions, including regulatory approvals and ONMH’s member approval. Upon completion of the Transaction, ONMH will be a private stock company owned 100% by Constellation. The Transaction is expected to be completed in the first half of 2022. See footnote 3(m) for additional details on the activity occurring subsequent to the reporting period.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

During the third quarter of 2021 ONMH repositioned ON Foreign Holdings, SMLLC (“ONFH”), a Delaware holding company, and its subsidiaries under ONLIC. Prior to the repositioning, Sycamore Re, Ltd (“SYRE”), a wholly owned subsidiary of ONFS, owned ONFH, which owned 100% of ON Netherlands B.V. (“ONNH”), a Dutch holding company. The transaction was completed as follows:

•	Effective September 13, 2021, ONFH created ON Overseas Holdings B.V. (“ONOH”), a Dutch holding company.
•	Effective September 27, 2021, SYRE paid a non-cash dividend to its parent, ONFS, consisting of 100% ownership of ONFH and its subsidiaries. On that same day, ONFS assumed certain liabilities on behalf of ONFH of , which increased its investment in ONFH.
•	Effective September 29, 2021, ONFH made a non-cash capital contribution consisting of ONNH and its subsidiaries to ONOH. ONOH now owns 100% of ONNH.
•	ONNH owns Ohio National Seguros de Vida S.A. (“ONSP”), a Peruvian insurance company, ON Global Holdings, SMLLC (“ONGH”), a Delaware holding company, and ONNH owns 100% of O.N. International do Brasil Participacoes, Ltda. (“OHIO”), which was formed to hold the equity method investment made when ONFS entered into a 50% joint venture agreement with a Brazilian insurance company. ONGH owns 92% of Ohio National Sudamerica S.A. (“ONSA”), a Chilean holding company, and ONNH owns 8%. ONSA owns 100% of Ohio National Seguros de Vida S.A. (“ONSV”), a Chilean insurance company.
•	Effective September 30, 2021, ONFS made a non-cash capital contribution consisting of ONFH and its subsidiaries, to ONLIC. ONLIC now owns 100% of ONFH.See Note 17 for additional information.

Business

ONLIC is a life and health (disability) insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers a full range of life, disability, and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company announced on September 6, 2018, that it would exclusively focus on growing its life insurance and disability insurance product lines going forward. The decision followed a comprehensive strategic review of the Company’s businesses, taking into account the continuously changing regulatory landscape, the sustained low interest rate environment, and the increasing cost of doing business, as well as growth opportunities and the Company’s competitive strengths. Effective September 15, 2018, the Company no longer accepts applications for variable annuities or new retirement plans but will continue to service and support existing clients in both product lines. During the second quarter of 2020, the Company made the strategic decision to relaunch its fixed indexed annuity product.

In late 2018 and through March 15, 2019, the Company offered to buy-back certain variable annuity policies from policyholders with the guaranteed minimum income benefit (“GMIB”) rider. The Company paid approximately $115,000 related to the buy-back during 2019, which is included in benefits and claims on the corresponding statements of operations. A second phase of the buy-back was offered in late 2020 and into 2021. The Company paid approximately $32,000 and $12,000 related to the buy-back during 2021 and 2020, respectively, which is included in benefits and claims on the corresponding statements of operations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ONLIC does not have any permitted or prescribed statutory accounting practices as of December 31, 2021 and 2020. ONLIC’s wholly-owned Vermont subsidiaries have permitted accounting practices as disclosed in Note 3(c). The statutory financial statements presented represent the accounts of the Company and do not include the accounts of any of its subsidiaries.

The Company’s subsidiary, SUNR, applies a prescribed practice which values assumed guaranteed minimum death benefit (“GMDB”) and guaranteed lifetime withdrawal benefit (“GLWB”) risks on variable annuity contracts from the Company using a separate alternative reserve basis pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The prescribed practice related to the Company’s guaranteed risks changed the Company’s carrying value of SUNR, included in other invested assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, by $176,150 and $186,173 as of December 31, 2021 and 2020, respectively. If the prescribed practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels.

A reconciliation of the Company’s net statutory loss and capital and surplus between NAIC SSAP and practices prescribed by the State of Ohio are shown below:

	2021	2020
Net Income

Company state basis	$419,109	134,879
State prescribed practices that are an increase/(decrease) from NAIC SAP	—	—
NAIC SAP	$419,109	134,879

Surplus

Company state basis	$1,455,536	1,078,507
State prescribed practices that are an increase/(decrease) from NAIC SAP
Subsidiary valuation - SUNR	176,150	186,173
NAIC SAP	$1,279,386	892,334

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income (loss) on a GAAP basis versus capital and surplus and net income (loss) on a statutory basis are that, for GAAP reporting purposes:

•	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

•	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

•	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

•	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

•	undistributed income and capital gains and losses for limited partnerships investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•	separate account seed money is classified as a trading security recorded at fair value as opposed to a component of separate account assets;

•	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from surplus (see Note 3(b) for more information regarding nonadmitted assets);

•	changes in deferred taxes are recognized in operations;

•	there is a presentation of other comprehensive income and comprehensive income;

•	consolidation for GAAP is based on whether the Company has voting control, or for certain variable interest entities, is the primary beneficiary while for statutory, consolidation is not applicable;

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	surplus notes are presented as part of notes payable within liabilities and are not presented as a component of capital and surplus;

•	certain assets and liabilities are reported gross of ceded reinsurance balances;

•	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

•	negative cash balances are reported as liabilities;

•	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

•	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally furniture, equipment, certain deferred taxes, and certain receivables), along with statutory adjustments to the Company’s common stock investment of affiliates carried at U.S. GAAP equity have been excluded from total admitted assets by a direct charge to surplus.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(c)	Investments

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when information is not available from the SVO.

Investments in the Company’s wholly owned insurance subsidiaries are carried at audited statutory equity with changes in net assets, other than dividends declared, recognized as net unrealized capital gains or losses through surplus. Investments in the Company’s special purpose financial captive reinsurers are carried as follows: MONT and KENW are carried at zero due to the fact that the State of Vermont has granted a permitted practice to allow the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in SUNR is carried at the value of SUNR’s statutory surplus, adjusted for the prescribed practice described in Note 2. Investments in wholly owned noninsurance subsidiaries are carried at the value of their underlying audited GAAP basis equity, adjusted for nonadmitted assets, based on the significance of their operations beyond holding assets for the use of the Company. The Company does not record the investment in ONII, a noninsurance subsidiary, as it does not have audited GAAP financial statements for 2021, 2020 and 2019.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Management reviews its investments in subsidiary, controlled, and affiliated entities for impairment based upon the probability that the Company will be able to recover the carrying amount of the investment or if there is evidence indicating the inability of the investee to sustain earnings, which would justify the carrying amount of the investment.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred. In response to the Coronavirus (“COVID-19”) pandemic, there was an increase in the volume of loan modifications in the Company’s mortgage portfolio during 2020. The COVID-19 related modifications were primarily in the form of principal and/or interest deferrals in accordance with the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus and in accordance with the interpretation issued by the NAIC, INT 20-03 Troubled Debt Restructuring Due to COVID-19, during the year ended December 31, 2020. Accordingly, these loans were not categorized as a TDR.

Real Estate

Real estate, occupied by the Company and held for the production of income, is generally carried at depreciated cost, net of encumbrances. Accumulated depreciation was $7,111 and $6,134 as of December 31, 2021 and 2020, respectively.

The Company occupies less than 50% of buildings held for the production of income.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Contract Loans

Contract loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index put options, equity futures, currency futures, equity swaps and interest rate swaptions as hedges for certain riders that were sold with variable annuity products. The Company similarly purchases equity index call options as hedges for the fixed indexed annuity product. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

The Company enters into derivative transactions that meet the criteria for hedge accounting. The Company purchased a foreign currency swap that meets the criteria for hedge accounting and is accounted for consistent with the underlying hedged asset. The swap instrument is carried at estimated fair value, and changes in the estimated fair value of the swaps are recorded as unrealized capital gains or losses in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of the Company’s investment in SUNR, external and inter-company surplus notes and investments in limited partnership interests. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6.

During 2021, the Company became an investor and limited partner in two limited partnerships. Limited partnerships are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of limited partnership investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. The Company has no investments in limited partnerships that exceed 10% of it admitted assets.

The statement value of limited partnerships are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for its investments for the year ended December 31, 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within net investment income.

(d)	Segregated Special Surplus Fund

The Company has established a segregated special surplus fund for the benefit of SUNR, a subsidiary, in accordance with the SUNR Plan of Operations approved by the State of Ohio. The assets, along with capital within SUNR, are to be used to provide the protection to maintain SUNR’s statutory total adjusted capital at a level of at least 300% of its authorized control level (“ACL”) risk based capital. The segregated special surplus fund is held in a custodial account. Dividends paid by SUNR to ONLIC during the years ended December 31, 2021 and December 31, 2020 were $253,000 and $0, respectively. Dividends are placed in the segregated custodial account when paid. See additional details in Note 17 on dividends between SUNR and ONLI. As long as the surplus in SUNR plus the segregated special surplus fund is greater than 300% ACL, ONLIC can withdraw excess capital from the segregated special surplus fund for it to use as unassigned surplus in the event at the end of the calendar quarter the segregated special surplus fund exceeds 100 % ACL At December 31, 2021 and 2020, the segregated special surplus fund was $58,826 and $35,826, respectively, recorded in the aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the Statutory Statements of Changes in Capital and Surplus. The value of the custodial account was $295,483 and $39,325, at December 31, 2021 and 2020, respectively, which was invested in the following:

	2021	2020
Cash and cash equivalents	$11,595	877
Securities available-for-sale, at fair value:
Fixed maturity securities	283,888	32,612
Mortgage loans on real estate, net	—	5,836
Total custodial account value	$295,483	39,325

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CARVM is reflected in the Statutory Statements of Operations as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets.

Under accounting procedures prescribed by the NAIC, the Company records seed money contributed to, or withdrawn from, variable annuity separate accounts through a direct charge or credit to surplus. Seed money held in separate accounts represents the difference between separate account assets and liabilities. The change in separate account surplus, developed through seed money contributions, withdrawals, and unrealized gains and losses generated thereon, is also recorded directly to surplus without providing for federal income tax or income tax reductions. Dividend and capital gain distributions on seed money are recorded as other income in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in net transfers from separate accounts in the Statutory Statements of Operations. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(f)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(g)	Reserves for Future Policy Benefits

Life Policies and Contracts

For traditional life policies issued prior to January 1, 2020, reserves are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies issued was the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1941 CSO table with interest rates of 2.25% to 2.5%, the 1958 CSO table with interest rates of 1.75% to 4.5%, the 1980 CSO table with interest rates of 3.0% to 5.5%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $6,716,016 and $6,897,979 of individual life insurance in force as of December 31, 2021 and 2020, respectively, and $1,398,109 and $1,250,881 of related reserves as of December 31, 2021 and 2020, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Annuity and Other Deposit Funds

The Company issued traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issued nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

•	guaranteed minimum death benefit (“GMDB”);

•	guaranteed minimum income benefit (“GMIB”);

•	guaranteed minimum accumulation benefit (“GMAB”);

•	guaranteed minimum withdrawal benefit (“GMWB”); and

•	guaranteed lifetime withdrawal benefit (“GLWB”).

The Company also issued fixed indexed annuity contracts with an enhanced GLWB rider. The fixed indexed annuity contracts issued beginning in 2020 do not include the GLWB rider.

Effective January 1, 2020, the Company began reserving for variable annuity policies in force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of PBR for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves. Prior to 2020, these policies were reserved under Actuarial Guideline 43 (“AG43”).

Actuarial Guideline 35 (“AG35”) interprets the standards for the valuation of reserves for fixed indexed annuities. AG35 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The reserves for both the base policy and the rider guarantees are included in general account liabilities.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 2.88% for the year ended December 31, 2021 and 2.77% for the years ended December 31, 2020 and 2019, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1937 Standard Annuity Table (interest rate of 11.25%), the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.25% to 11.25%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%), or the IAR2012 Mortality Table (interest rates of 1.00% to 4.25%). Group immediate annuity reserves are based primarily on the 1971 Group Annuity Mortality Table (interest rate of 11.25%), the 1983 Group Annuity Mortality Table (interest rates of 6.25% to 9.25%) or the 1994 Group Annuity Mortality Table (interest rates of 1.00% to 7.00%).

(h)	Participating Business/Policyholders’ Dividends

Participating business, which refers to policies that participate in profits through policyholders’ dividends, represents 23.1% and 22.4% of the Company’s ordinary life insurance in force at December 31, 2021 and 2020, respectively. The liability for policyholder dividends includes the estimated amount of annual dividends earned by policyholders and is recorded in other policyholders’ funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The policyholder dividends incurred are recorded in dividends to policyholders in the Statutory Statements of Operations.

Policyholder dividends are approved annually by the Company’s board of directors based upon the amount of distributable surplus. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

(i)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks, derivative instruments, net of reinsurance, and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Operations impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(j)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or those that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(k)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $350,000 and $395,000 as of December 31, 2021 and 2020, respectively, which are included in annuity and other deposit funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2021	2020
Membership stock - Class B	$25,000	30,000
Activity stock	14,625	13,552
Total	$39,625	43,552
Actual or estimated borrowing capacity as determined by the insurer	$430,593	451,743

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Membership stock eligible and not eligible for redemption at December 31, 2021 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class B	$25,000	25,000	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2021	2020
Total collateral pledged:
Fair value	$613,893	471,603
Carrying value	596,689	445,609
Total borrowing	350,000	395,000

The maximum amount pledged as of December 31 is as follows:

	2021	2020
Maximum amount pledged:
Fair value	$681,186	533,387
Carrying value	649,940	503,794
Total borrowing	395,000	450,000

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

2021	General account	Funding agreements reserves established
Funding agreements	$350,000	350,000
2020
Funding agreements	$395,000	395,000

The maximum amount available during the reporting period ended December 31, 2021 is $395,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(l)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Operations as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. The CARES Act included, among other items, measures concerning income tax, payroll tax credits, and loan programs. The CARES Act permitted net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allowed NOLs incurred in 2018, 2019, and 2020 to be carried back to generate a refund of previously paid income taxes. The Company concluded the NOL changes did not impact income taxes. The Company did not participate in any of the CARES payroll tax credits or loan programs.

(m)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(n)	Employee Benefit Plans

The Company sponsors and/or administers various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the defined benefit pension and other postretirement benefit plans correspond with the year end of the Company. The Company recognizes the funded status of the projected benefit obligation (“PBO”) less plan assets for pension benefits and the accumulated benefit obligation (“ABO”) for other postretirement benefits for each of its plans.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The obligations and expenses associated with these plans require the use of assumptions such as discount rate, expected long-term return on plan assets, rate of compensation increases, healthcare cost trend rates, as well as participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and mortality tables, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have an effect on the Company’s statutory financial statements.

The Company sponsors a defined contribution plan for substantially all employees. The Company also sponsors a qualified contributory defined contribution profit-sharing plan for substantially all employees. Discretionary Company contributions are based on the net earnings of the Company. Accordingly, the Company recognizes compensation cost for current contributions.

(o)	Equity and Undistributed Income of Subsidiaries

Dividends received by the Company from its affiliates are recognized in investment income provided that the dividend is not in excess of undistributed accumulated earnings.

(p)	New Accounting Standards

In April 2020 and May 2021, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. Management is in the process of assessing the impact that the guidance may have on the Company’s statutory financial statement.

In July 2020, the NAIC issued revisions to SSAP No. 32R, Preferred Stock, effective January 1, 2021. These revisions update the definitions, measurement and impairment guidance for all preferred stock. With adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 86, Financing Derivatives, effective January 1, 2021. These revisions ensure reporting consistency in that derivatives are reported "gross," i.e., without the inclusion of financing components. Additionally, amounts owed to/from the reporting entity from the acquisition or writing of derivatives shall be separately reflected. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No.26R, Bonds, effective January 1, 2021. These revisions clarify that the accounting and reporting of investment income and capital gains/losses, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The adoption of this guidance did not impact the Company’s statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(q)	Subsequent Events

The Company has evaluated subsequent events through March 28, 2022, the date the statutory financial statements were available to be issued.

In February 2022, MONT repaid the $75,000 surplus note issued to the Company. The transaction was completed in cash with a payoff amount of $75,000 plus accrued interest of $988.

In March 2022, ONLIC and SYRE received regulatory approval and executed, effective March 31, 2022, an amendment to the fixed indexed annuity reinsurance agreement. All retained, and any future, fixed indexed annuity policies will be ceded to SYRE.

On March 11, 2022, the Members of ONMH voted to approve the Transaction discussed in Note 1. The Department conducted a public hearing on March 18, 2022. Assuming the Department issues an order approving the Transaction and all other regulatory approvals have been received, the Company will proceed to finalize all the steps necessary to close the Transaction and be acquired by Constellation. The Company is targeting to close the Transaction on or about March 31, 2022.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Changes in the regulatory environment and changes in laws in the countries of the Company’s international insurance operations could have a material adverse effect on its results of operations. The Company’s international insurance operations are principally regulated by insurance regulatory authorities in the jurisdictions in which they are located or operate.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. Based on policyholder account balances, the Company’s largest distributor of individual (fixed and variable) annuity products accounted for approximately 14% of total individual annuity reserves as of December 31, 2021 and 2020. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk to, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s individual variable annuity contracts, which offer guaranteed benefit riders as well as fixed indexed annuity contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company attempts to minimize the adverse impact of equity market risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties. The Company uses equity index put options, equity index call options, equity swaps and interest rate swaptions to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities.

Subsequent to December 31, 2021, equity and financial markets have experienced significant volatility associated with conflict between Ukraine and Russia. The Company is actively monitoring the impact of the conflict on its investment portfolio.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Civil Unrest and Political Risk is the risk that continued civil unrest and challenging political environments may cause significant volatility, declines in the value of investments, loss of life, property damage, additional disruption to commerce and reduce economic activity. Any significant civil unrest or political challenges could result in the decrease of the Company´s net income, revenue and assets under management and may adversely affect the Company´s investment portfolio.

Coronavirus (“COVID-19”) Risk is the potential risk the Company continues to be exposed to the ongoing COVID-19 pandemic. The worldwide health and economic impact of COVID-19 continues to evolve, influenced by the scope, severity and duration of the crisis as well as the actions of governments, judiciaries, legislative bodies, regulators and other third parties in response, all of which are subject to continuing uncertainty. While the global economic outlook continues to improve, the ultimate impact of COVID-19 on the Company’s business will depend upon the speed at which government-mandated safety precautions can be fully lifted and the manner and speed with which economic activity sustainably rebounds.

Significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally, in response to COVID-19 and its impact on insurance consumers. While some of these legislative and regulatory initiatives have expired, resurgence of the COVID-19 virus may lead to a renewal of these initiatives. The Company cannot predict what form any further legal and regulatory responses to concerns about COVID-19 and related public health issues will take, how long they will last or how such responses will impact its business. The Company will continue to actively monitor these developments and to cooperate fully with all government and regulatory authorities as they develop their responses.

The Company has implemented risk management and business continuity plans and taken preventive measures and other precautions, such as employee business travel restrictions and remote work arrangements which, to date, have enabled the Company to maintain its critical business processes; customer service levels; relationships with key vendors and distribution partners; financial reporting systems; internal controls over financial reporting; and disclosure controls and procedures. The Company is continuing to evaluate the potential long-term impact of the crisis to its operations and financial condition.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Transaction Risk is the risk associated with the Constellation acquisition discussed in Note 1. Completion of the Transaction is subject to the satisfaction of certain conditions, including regulatory and ONMH member approvals, and there can be no assurances as to whether or when it may be completed. There can be no assurance that the proposed Transaction will be consummated.

The Company may encounter a number of issues related to the Transaction:

•	An occurrence of an event, change or other circumstance that could give rise to the termination of the Transaction agreement or could otherwise cause the transactions contemplated by the agreement to fail to close;

•	Disruptions to the current plans and operations of the Company as a result of the announcement of the Transaction agreement;

•	An inability to complete the transactions contemplated by the Transaction agreement, including failure to obtain approval of ONMH members or other conditions to closing in the Transaction agreement;

•	Delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the Transaction;

•	The imposition on the Company by regulators of terms, conditions, requirements, limitations, costs or restrictions that would delay the completion of the transaction, the imposition of additional material costs on or limitations on the revenues after the Transaction;

•	Changes in applicable laws or regulations; the risk that the transactions contemplated by the Transaction agreement will not qualify for their intended tax treatment;

•	Adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the transactions contemplated by the Transaction agreement, cause the terms of such transactions to be modified or change the anticipated tax consequences of such transactions;

•	The possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

•	Uncertainty about the effect of the proposed Transaction on the Company’s employees, customers, and other parties with whom they have business relationships may have an adverse effect on its business and results of operations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

As a result, the Company cannot provide any assurance that any such terms, conditions, requirements, limitations, costs, or restrictions will not result in the abandonment of the Transaction. In addition, the Company cannot be certain that the other conditions to closing the Transaction will be satisfied (or waived, if applicable) in a timely manner or at all. Failure to, or any delay in, completing the Transaction could cause the Company to not realize some or all of the benefits that it expects to achieve if the Transaction is successfully completed within the expected timeframe. The issues above may be exacerbated by a delay in the completion of the proposed Transaction. Particularly, the Company’s management team will have devoted substantial time and resources to matters relating to the Transaction, and would otherwise have devoted their time and resources to other opportunities that may have been beneficial to the Company.

There can be no assurance that an adequate remedy will be available to the Company in the event of a breach of the Transaction agreement by Constellation or its investors, or that the Company will wholly, or partially, recover any damages incurred in connection with the proposed Transaction. In particular, a failed Transaction may result in negative publicity and a negative impression of the Company’s business among its customers or in the investment community or business community generally, all of which could negatively impact its business. Any disruptions to the Company’s business resulting from the announcement and pendency of the proposed Transaction, including any adverse changes in its relationships with its customers, distribution partners, business partners, and employees, may continue or accelerate in the event of a failed Transaction. Furthermore, the Company has incurred, and will continue to incur, significant costs, expenses, and fees for professional services, including legal, accounting, investment banking and advisory fees, and other transaction costs in connection with the proposed Transaction, for which it will have received little or no benefit if the proposed Transaction is not completed. Many of these fees and costs will be payable by the Company if the proposed Transaction is not completed and may relate to activities that they would not have undertaken other than to complete the proposed Transaction.

Litigation is common in connection with acquisitions of companies, regardless of any merits related to the claims. In the event lawsuits are filed against the Company, the outcome of the lawsuits would be uncertain, and the Company may not be successful in defending against any such claims. While the Company will defend against any lawsuits filed against it in connection with the Transaction, the costs of the defense of such actions and other effects of such litigation could have an adverse effect on its business, financial condition and operating results.

The Company is working closely with Constellation to mitigate any exposure associated with the Transaction as well as working with the rating agencies on potential impacts; having open communication with customers, producers and employees; and implementing strategic plans to enhance its capital position.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

•	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments, separate account assets and exchange traded derivatives.

•	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; asset-backed, mortgage-backed, and private placement securities; unaffiliated surplus notes; other invested assets; derivatives; common stocks; securities lending reinvested collateral; and cash equivalent securities.

•	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed or mortgage-backed securities, common stocks, other invested assets and derivative securities.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2021
Assets:
Investments:
Bonds	$—	99	—	99
Common stocks	—	60,403	—	60,403
Cash, cash equivalents and short-term investments	382,134	—	—	382,134
Derivatives	—	96,518	—	96,518
Other invested assets	—	—	10,150	10,150
Securities lending reinvested collateral assets	—	287,829	—	287,829
Other assets:
Separate account assets	18,634,097	—	—	18,634,097
Total assets	$19,016,231	444,849	10,150	19,471,230

	Level 1	Level 2	Level 3	Total
2020 Assets: Investments:
Bonds	$—	178	—	178
Common stocks	—	43,695	1,719	45,414
Cash, cash equivalents and short-term investments	647,649	877	—	648,526
Derivatives	—	115,488	—	115,488
Other invested assets	—	—	5,557	5,557
Securities lending reinvested collateral assets	—	281,976	—	281,976
Other assets:
Separate account assets	18,793,793	—	—	18,793,793
Total assets	$19,441,442	442,214	7,276	19,890,932
Liabilities:
Other liabilities:
Derivatives	$3,866	33,416	—	37,282
Total liabilities	$3,866	33,416	—	37,282

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

	Carrying	NAIC estimated	Fair value hierarchy level
2021	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$5,883,205	6,169,741	10,017	6,081,288	78,436
Preferred stocks	7,101	7,779	—	7,779	—
Common stocks, other than
investments in affiliates	60,403	60,403	—	60,403	—
Mortgage loans on real estate	1,058,963	1,087,199	—	—	1,087,199
Contract loans	908,562	1,044,818	—	—	1,044,818
Cash, cash equivalents and
short-term investments	382,134	382,134	382,134	—	—
Derivatives	96,518	96,518	—	96,518	—
Other invested assets	332,527	356,671	—	210,590	146,081
Securities lending reinvested
collateral assets	287,838	287,829	—	287,829	—
Other assets:
Separate account assets	18,634,097	18,634,097	18,634,097	—	—
Liabilities:
Guaranteed investment contracts	$405,872	405,005	—	405,005	—
Individual deferred annuities	162,216	159,648	—	159,648	—
Immediate and other annuity deposits	1,619,192	1,312,045	—	1,312,045	—
Other policyholder funds	118,053	118,053	118,053	—	—
Separate account liabilities	18,634,095	18,634,095	18,634,095	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Carrying	NAIC estimated	Fair value hierarchy level
2020	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$5,398,199	5,867,959	10,640	5,660,532	196,787
Preferred stocks	7,101	8,033	—	8,033	—
Common stocks, other than
investments in affiliates	45,414	45,414	—	43,695	1,719
Mortgage loans on real estate	970,773	1,019,181	—	—	1,019,181
Contract loans	835,945	976,803	—	—	976,803
Cash, cash equivalents and
short-term investments	648,526	648,526	647,649	877	—
Derivatives	115,488	115,488	—	115,488	—
Other invested assets	489,176	501,282	—	153,005	348,277
Securities lending reinvested
collateral assets	281,976	281,979	—	281,979	—
Other assets:
Separate account assets	18,793,793	18,793,793	18,793,793	—	—
Liabilities:
Guaranteed investment contracts	$509,350	496,834	—	496,834	—
Individual deferred annuities	580,634	571,575	—	571,575	—
Immediate and other annuity deposits	1,474,565	1,206,221	—	1,206,221	—
Other policyholder funds	133,508	133,508	133,508	—	—
Derivatives	37,282	37,282	3,866	33,416	—
Separate account liabilities	18,793,792	18,793,792	18,793,792	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments and policy reserves listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash and cash equivalents are comprised of money market funds, bank deposits, and commercial paper.

Short-term investments are considered Level 2 since they are short-term, highly liquid investments that are not traded on an active market but are both a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

Derivatives – The Company enters into long-term investments comprised of equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity and fixed indexed annuity products. The equity futures and currency futures are exchange traded derivatives, and the fair value is based on an active market quotation. The Company has classified the fair values of the exchange traded derivatives as Level 1. The equity index put options, equity index call options, equity swaps and interest rate swaptions are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Other invested assets – The Company’s other invested assets include an affiliated surplus note. The fair value of the affiliated surplus note is determined by discounting the scheduled cash flows of the note using a market rate applicable to the yield, credit quality and maturity of similar debt instruments. The Company has classified the fair value generally as Level 2 since the valuation inputs are based on market observable information.

Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

The carrying amount reported in the statutory financial statements of the Company’s investment in SUNR, an affiliated subsidiary, was $135,931 and $342,720 at December 31, 2021 and 2020, respectively. This amount is included in other invested assets, and the Company has classified the fair value as Level 3 since the valuation inputs are not based on market observable information.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

Policyholders’ dividend accumulations and other policyholder funds – The carrying amount reported in the statutory financial statements for these instruments approximates their estimated fair value. The Company has classified these amounts as Level 1 since these amounts can be converted to cash by the policyholder.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

Assets	Common Stocks	Other Invested Assets	Total Assets
December 31, 2019	$—	—	—

Net investment gains/(losses):
In earnings (realized and unrealized)	—	(1,258)	(1,258)
Unrealized in surplus	280	—	280

Purchases	1,439	2,030	3,469
Settlements	—	(572)	(572)
Transfers into Level 3	—	5,357	5,357

December 31, 2020	1,719	5,557	7,276

Net investment gains/(losses):
In earnings (realized and unrealized)	337	3,847	4,184
Unrealized in surplus	(279)	—	(279)

Purchases	—	6,891	6,891
Disposals	(1,777)	(6,145)	(7,922)

December 31, 2021	$—	10,150	10,150

Change in unrealized
gains (losses):
Still held at December 31:
2020	$—	—	—

2021	$—	—	—

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the market observability of valuation inputs that are significant to the fair value measurement.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

During the years ended December 31, 2021 and 2020, the Company transferred investments in limited partnerships totaling $0 and $5,357, respectively, into Level 3 from Level 2 as a result of lack of visibility to observe inputs to price.

Common Stock of Subsidiaries

Common stock of unconsolidated non-life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ONEQ and ONESCO. At December 31, 2021 and 2020, no non-life insurance subsidiary’s common stock exceeded 10% of the Company’s admitted assets.

Description of SCA Investment	12/31/2020 Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing (Sub 1 or Sub 2)	NAIC Response Received (Yes/No)	NAIC Valuation (Amount)	NAIC Disallowed Valuation Method (Yes/No)
ONEQ	$1,035	5/28/2021	Sub 2	Yes	1,035	No
ONESCO	7,944	5/28/2021	Sub 2	Yes	7,944	No

Common stock of unconsolidated life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ONLAC, NSLAC, SUNR and ONFH. Investments in the Company’s special purpose financial captive reinsurers are carried differently. MONT and KENW are carried at zero due to the fact that the State of Vermont has allowed the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions, then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in ONFH is valued using the look-through approach. The financial statements of ONFH are not presently audited. The Company has limited the value of its investment in ONFH to the value contained of its Latin American insurance companies, ONSV, and ONSP, which are audited annually under U.S. GAAP as defined in SSAP 97, paragraphs 8b,iii and 8b.iv. ONSV and ONSP pass the limited exception, “look-through approach”, to the audited financial statement requirement described in paragraphs 26 and 27 of SSAP 97. Statutory accounting adjustments are then made to the U.S. GAAP equity of ONSV and ONSP per paragraph 9 of SSAP 97 as promulgated by the NAIC. At December 31, 2021 and 2020, none of the Company’s unconsolidated life insurance subsidiaries’ common stock exceeded 10% of the Company’s admitted assets.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2021
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$48,037	2,023	—	50,060
All other governments	6,999	272	—	7,271
States, territories and possessions	958,268	42,476	(3,917)	996,827
Political subdivisions of states	7,043	359	—	7,402
Special revenue and assessment	121,912	6,843	—	128,755
Industrial and miscellaneous	4,737,946	261,854	(23,581)	4,976,219
Hybrid securities	3,000	207	—	3,207
Total bonds	$5,883,205	314,034	(27,498)	6,169,741

Preferred stocks	$7,101	678	—	7,779
Common stocks	$58,299	2,350	(246)	60,403

*	Represents cost for Common stocks

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2020
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$74,927	5,033	(60)	79,900
States, territories and possessions	771,358	53,372	(410)	824,320
Political subdivisions of states	7,335	614	—	7,949
Special revenue and assessment	325,044	21,616	—	346,660
Industrial and miscellaneous	4,216,535	400,558	(11,314)	4,605,779
Hybrid securities	3,000	351	—	3,351
Total bonds	$5,398,199	481,544	(11,784)	5,867,959
Preferred stocks	$7,101	932	—	8,033
Common stocks	$45,931	299	(816)	45,414

*	Represents cost for Common stocks

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $8,289 and $8,435 were on deposit with various regulatory agencies as required by law as of December 31, 2021 and 2020, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$332,899	349,113
Due after one year through five years	1,347,360	1,412,982
Due after five years through ten years	1,392,830	1,460,667
Due after ten years	2,810,116	2,946,979
Total	$5,883,205	6,169,741

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2021
Bonds:
States, territories and possessions	$204,581	(3,879)	2,962	(38)	207,543	(3,917)
Industrial and miscellaneous	1,028,205	(21,625)	67,731	(1,956)	1,095,936	(23,581)

Total bonds	1,232,786	(25,504)	70,693	(1,994)	1,303,479	(27,498)

Preferred and common stocks	2,162	(241)	3	(5)	2,165	(246)
Total	$1,234,948	(25,745)	70,696	(1,999)	1,305,644	(27,744)

2020
Bonds:
U.S. government	$4,518	(52)	1,131	(8)	5,649	(60)
States, territories and possessions	14,052	(77)	2,667	(333)	16,719	(410)
Industrial and miscellaneous	288,678	(9,662)	42,349	(1,652)	331,027	(11,314)

Total bonds	307,248	(9,791)	46,147	(1,993)	353,395	(11,784)

Preferred and common stocks	–	–	115	(816)	115	(816)
Total	$307,248	(9,791)	46,262	(2,809)	353,510	(12,600)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The tables below summarize the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than 12 months	12 months or longer	Total
2021
99.9%-80%:
States, territories and possessions	$(3,879)	(38)	(3,917)
Industrial and miscellaneous	(21,625)	(1,956)	(23,581)
Total	$(25,504)	(1,994)	(27,498)

2020
99.9%-80%:
U.S. government	$(52)	(8)	(60)
States, territories and possessions	(77)	(333)	(410)
Industrial and miscellaneous	(9,662)	(1,652)	(11,314)
Total	$(9,791)	(1,993)	(11,784)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	overall business climate, including litigation and government actions;

•	rating agency downgrades;

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

As of December 31, 2021, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $258,000. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $213,272 and unrealized losses of $2,407. Loan-backed and structured securities in an unrealized loss position for greater than 12 months had a fair value of $44,728 and unrealized losses of $1,264. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

The Company has concluded that securities in an unrealized loss position as of December 31, 2021 and 2020 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time.

Total unrealized losses increased from December 31, 2020 to December 31, 2021 due to the increase in interest rates during the year. Accordingly, no write-downs were deemed necessary for the securities reflected in the tables above.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Mortgage Loans

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of the commercial mortgage loan portfolio as of December 31, 2021 and 2020 were $1,058,963 and $970,773, respectively.

The minimum and maximum gross lending rates for commercial mortgage loans for the years ended December 31 were:

	2021	2020
Minimum	3.0%	3.0%
Maximum	4.3%	4.1%

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 15.5% of the total portfolio as of December 31, 2021 or 2020.

The states that exceed 10% of the total loan portfolio were as follows as of December 31:

	2021	2020
Texas	$138,671	150,068
Ohio	126,840	123,837
California	125,552	120,926

Portfolio Analysis

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
	Greater than	1.8x to	1.5x to	1.2x to	1.0x to	Less than
LTV	2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Total
2021
0% - 50%	$235,132	81,999	116,129	91,774	26,616	14,147	565,797
50% - 60%	15,340	37,674	33,767	77,010	28,911	6,967	199,669
60% - 70%	10,236	—	20,137	109,778	15,542	18,835	174,528
70% - 80%	—	—	1,525	19,343	34,373	14,517	69,758
80% and greater	—	—	—	—	22,602	26,609	49,211
Total	$260,708	119,673	171,558	297,905	128,044	81,075	1,058,963

2020
0% - 50%	$187,912	89,963	95,291	97,236	49,608	8,331	528,341
50% - 60%	26,252	11,054	47,070	42,467	26,283	—	153,126
60% - 70%	3,095	—	55,571	68,645	16,676	—	143,987
70% - 80%	—	—	—	56,158	11,959	5,461	73,578
80% and greater	—	—	5,343	33,939	25,665	6,794	71,741
Total	$217,259	101,017	203,275	298,445	130,191	20,586	970,773

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2021 and 2020.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Mortgage Loan Aging

The table below depicts the commercial mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2021	$—	—	—	—	1,058,963	1,058,963	—
2020	$—	—	—	—	970,773	970,773	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2021 or 2020. There were no mortgage loan write-downs in 2021, 2020 or 2019. The Company did not have an allowance for credit losses at December 31, 2021 or 2020.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

The Company had no mortgage loans on nonaccrual status as of December 31, 2021 or 2020.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2021, 2020 or 2019.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2021 or 2020.

No mortgages were sold to ONFS in 2021, 2020 or 2019.

The Company has a mortgage loan receivable from ONFS of $20,836 and $21,675 as of December 31, 2021 and 2020, respectively.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Securities Lending

As of December 31, 2021 and 2020, the Company received $287,838 and $281,976, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2021 and 2020. The estimated fair value of loaned securities was $282,282 and $276,706 as of December 31, 2021 and 2020, respectively.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities.”

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2021	2020	2021	2020	2021	2020
Bonds	$1	2	1,000	1,429	1,000	1,433

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2021
Bonds	$48,703	11	48,714
Common stocks	(492)	(919)	(1,411)
Derivative instruments[1]	10,470	(26,918)	(16,448)
Other	1,030	(36,404)	(35,374)
Total	59,711	(64,230)	(4,519)
Less amount credited to interest
maintenance reserve	30,196	—	30,196
Net gains (losses) before tax	29,515	(64,230)	(34,715)
Taxes on investment losses/gains	(1,537)	4,007	2,470
Admitted deferred tax asset	—	(4,007)	(4,007)
Net gains (losses) after tax	$27,978	(64,230)	(36,252)

[1]	Amount is net of funds withheld reinsurance activity

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2020
Bonds	$(6,442)	10	(6,432)
Common stocks	—	(22,140)	(22,140)
Real estate	16	—	16
Derivative instruments[1]	80,652	(24,079)	56,573
Other	(383)	1,582	1,199
Total	73,843	(44,627)	29,216
Less amount credited to interest
maintenance reserve	3,519	—	3,519
Net (losses) gains before tax	70,324	(44,627)	25,697
Taxes on investment losses/gains	2,031	6,345	8,376
Admitted deferred tax asset	—	(6,345)	(6,345)
Net (losses) gains after tax	$72,355	(44,627)	27,728

[1]	Amount is net of funds withheld reinsurance activity

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2019
Bonds[1]	$129,862	(3)	129,859
Common stocks	1,244	(29,687)	(28,443)
Derivative instruments[3]	(5,333)	36,651	31,318
Other	(202)	34,475	34,273
Total	125,571	41,436	167,007
Less amount credited to interest
maintenance reserve[2]	132,388	—	132,388
Net (losses) gains before tax	(6,817)	41,436	34,619
Taxes on investment losses/gains	1,882	(9,428)	(7,546)
Admitted deferred tax asset	—	9,428	9,428
Net (losses) gains after tax	$(4,935)	41,436	36,501

[1]	Included in this amount are impacts from the BOLI SPDA reinsurance treaty discussed in Note 13.
[2]	Included in this amount are impacts from the BOLI SPDA reinsurance treaty discussed in Note 13. $109,964 became a component of the initial deferred gain for this reinsurance treaty.
[3]	Amount is net of funds withheld reinsurance activity

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital losses on investments, as shown in the tables above, include write-downs for OTTI of $200, $7,336, and $2,810 for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021, securities with a carrying value of $20,470, which had a cumulative write-down of $8,031 due to OTTI, remained in the Company’s investment portfolio.

Included in the write-downs for OTTI are write-downs for OTTI on loan-backed and structured securities of $3, $633 and $192 for 2021, 2020 and 2019, respectively. The table below lists each security that recognized OTTI impairment in 2020 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized OTTI in Current Period	Amortized Cost After OTTI	Fair Value	Date of Financial Statement When Reported
12668AMN2	$17	14	3	14	16	3/31/2021
Total	$17	14	3	14	16

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2021, 2020 and 2019 were $1,294,094, $736,779 and $954,114, respectively. Gross gains of $53,072, $6,238 and $139,017 and gross losses of $2,449, $5,130 and $6,218 were realized on those transactions in 2021, 2020 and 2019, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity products, such as the GMAB, GMWB, GMIB and GLWB, and in fixed indexed annuity products.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2021
Equity puts	$43,991	1,674,003	—	—
Equity index call options	36,996	1,794,559	—	—
Currency swap	1,095	9,038	—	—
Swaption	14,436	3,600,000	—	—
Total	$96,518	7,077,600	—	—

2020
Currency futures	$—	—	3,866	262,631
Equity puts	40,813	1,901,467	33,416	578,983
Equity index call options	47,729	1,777,225	—	—
Currency swap	440	9,038	—	—
Swaption	26,506	3,600,000	—	—
	$115,488	7,287,730	37,282	841,614

*	Included in derivatives
**	Included in other liabilities

Credit Risk

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments.

Because exchange traded futures are affected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. The Company manages its credit risk related to over-the-counter derivatives by only entering into transactions with creditworthy counterparties with long-standing performance records.

See Note 13 for additional details related to credit risks associated with reinsurance agreements.

For equity futures and currency futures, cash or an acceptable security is posted to the margin account whenever the Company has open derivatives positions to meet the initial margin maintenance requirement. Additional cash or securities are posted to the account if the margin balance is less than the maintenance margin requirement due to market movements. Conversely, the Company can request funds back if the Company has a margin surplus greater than the maintenance requirement.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2021		2020
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$2,910	333	10,891	1,506
Ordinary renewal	128,838	98,659	125,388	95,753
Total	$131,748	98,992	136,279	97,259

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities and variable group annuities.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $18,634,095 and $18,793,793, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2021	2020
Variable individual annuities	$18,030,200	18,132,839
Variable group annuities	558,936	622,728
Variable immediate annuities	44,959	38,226
Total	$18,634,095	18,793,793

At December 31, 2021 and 2020, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2021 and 2020, the general account of the Company had a maximum guarantee for separate account liabilities of $939 and $1,333, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2021	$216,358
2020	223,002
2019	230,543
2018	248,184
2017	244,227

As of December 31, 2021, 2020 and 2019, the general account of the Company had paid $120,309, $115,542 and $102,471, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2021	2020	2019
Premiums, considerations or deposits at year end	$108,138	147,147	155,907

	2021	2020
Reserves at year end for accounts with assets at:
Market value	$18,411,819	18,505,534
Amortized cost	155,606	178,264
Total reserves	$18,567,425	18,683,798
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and
with current surrender charge of 5% or more	—	—
At market value	18,522,077	18,645,088
At book value without market value adjustment and
with current surrender charge of less than 5%	—	—
Subtotal	18,522,077	18,645,088
Not subject to discretionary withdrawal	45,348	38,710
Total reserves	$18,567,425	18,683,798

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2021	2020	2019
Transfers as reported in the summary of operations
of the Separate Accounts Statement:
Transfers to separate accounts	$108,675	147,530	155,883
Transfers from separate accounts	2,577,947	2,265,624	3,183,815
Net transfers from separate accounts before
reconciling adjustments	(2,469,272)	(2,118,094)	(3,027,932)
Reconciling adjustments:
Processing income	(536)	(382)	24
Other net	—	—	—
Net transfers from separate accounts	$(2,469,808)	(2,118,476)	(3,027,908)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life policies and contracts, accident and health (disability) policies, and annuity and other deposit funds including riders.

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs and GMWBs. The Company also issued fixed indexed annuity contracts with an enhanced GLWB rider.

Variable Annuity Riders

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. This means that the contract value could be significantly less than the guaranteed income base, but it might not provide any benefit to the policyholder or any cost to the Company. In addition, some policyholders may not be willing to give up access to their contract value that occurs with annuitization under the rider. Effective May 1, 2010, the Company discontinued offering the GMIB rider.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company's GMIB and GMDB riders issued prior to April 1, 2008 are reinsured with a non-affiliated reinsurer up to a certain level of coverage. The Company has reinsurance agreements in place with an affiliate for reinsurance coverage on the amounts in excess of the underlying non-affiliated reinsurance which has a $135 million deductible that must be covered by the Company before coverage is provided by the affiliate. The Company established a voluntary reserve using the AG43 stochastic computation ("CTE98") for this deductible portion.

The voluntary reserve is the difference between the stochastic CTE98 reserve for the deductible less the implicit reserve for the deductible in the reported reserve prior to adding the CTE98 reserve for the deductible. As of December 31, 2018, the implicit reserve for the deductible was $0 using the standard scenario reserve prior to increasing the deductible reserve to $99,150 using CTE98. The voluntary reserve was initially set up at December 31, 2011 with a balance of $93,158, which was recorded as a direct reduction to unassigned surplus. Effective April 1, 2019, the Company has reinsured all amounts in excess of the non-affiliated reinsurance to an affiliate, SUNR; therefore, this voluntary reserve has been released.

GLWB Riders

The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2013 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll-up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

The GLWB may also contain a step-up feature which preserves potential market gain by ratcheting up to the contract value, if higher, on each anniversary. If the contract has both a roll-up and step-up feature, the GLWB base will be the greater of 1) the GLWB base on the previous anniversary plus any additional purchase payments; 2) the step-up base; or 3) the roll-up base.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

The initial GLWB riders (issued May 1, 2010 through December 31, 2010) had a built-in death benefit. This death benefit is reduced dollar for dollar for withdrawals. It differs from most of the other death benefits that decline pro rata for withdrawals. Thus, when the contract value is less than the death benefit, withdrawals will reduce the death benefit under the GLWB rider by a smaller amount than the reduction for other death benefits.

The Company also offers single life and joint life versions of the GLWB rider. Under the joint life version, if the annuitant dies after the owner has started taking withdrawals, the surviving spouse may elect a spousal continuation under the rider and continue to receive the same payment. Under the single life version, the guaranteed amount that may be withdrawn could decline either because 1) the contract value is less than the GLWB base, and under the single life GLWB rider the contract value then becomes the new GLWB base and/or 2) the surviving spouse is in a different age band.

The GLWB riders issued beginning January 1, 2011, are offered by the Company in both single-life and joint-life versions. In conjunction with the second generation GLWB riders, the Company also began selling new death benefit riders in both single life and joint life versions.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2021
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$130	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$1,069	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$16	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$3,158	—	—	—

Total
Net amount at risk [1]	$4,373	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

	2020
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$115	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$1,518	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$22	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$3,522	—	—	—

Total
Net amount at risk [1]	$5,177	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models, and/or have other investment restrictions. Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2021, 2020 or 2019.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2021	2020
Mutual funds:
Bond	$4,488,513	5,023,892
Equity	12,556,644	12,537,342
Money market	985,063	571,538
Total	$18,030,220	18,132,772

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Fixed Indexed Annuity Riders

GLWB Riders

Certain fixed indexed annuity contracts include a GLWB rider. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. There are two versions of GLWB rider offered: a single life GLWB with the annuitant as the covered person, and a joint life GLWB with the annuitant and the annuitant’s spouse as the covered persons.

The rider provides for a guaranteed payment of the maximum allowable withdrawal (MAW) each index year during the lifetime withdrawal period. Such guaranteed withdrawals may start any time after the annuitant/youngest covered spouse reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant/youngest covered spouse attains a higher age band before the guarantee is elected.

At the policy’s initial sweep date, the GLWB base is set at the amount of the purchase payments. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base. On each anniversary of the initial sweep date, except under excess withdrawal, the step-up GLWB base is equal to the greater of the GLWB base on the prior day, and the then current contract value, after deducting any applicable charges for the contract and credited interest. The annual credit base is the GLWB base just prior to the index year processing, plus the annual credit calculation base just prior to index processing, multiplied by an index or bonus credit rate. Upon a step-up, the annual credit calculation base will reset to the contract value at the time of step-up.

For the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018, in the state of California, the Company offered an exchange program, which provided certain variable annuity policyholders with a GMIB rider the opportunity to exchange the policy and associated rider for a fixed indexed annuity policy with an enhanced GLWB rider. The notable difference of the enhanced GLWB rider is the calculation of the initial GLWB benefit base. At the policy’s initial sweep date, the GLWB base is set to equal the contract value on the sweep date multiplied by the GLWB enhancement percentage, which is set based on the ratio of GMIB benefit base to account value at the time of exchange. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base.

The total account value, net of reinsurance, of the fixed indexed annuities was over $625,000 and $575,000 as of December 31, 2021 and 2020, respectively. The account value, net of reinsurance, specific to the GLWB riders was over $70,000 as of December 31, 2021 and 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2021:

Individual Annuities	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,169,049	—	1,169,049	5.0%
At book value less surrender charge	4,617	—	4,617	0.0%
At fair value*	—	17,963,134	17,963,134	77.3%
Total with adjustment or at market value	1,173,666	17,963,134	19,136,800	82.3%
At book value without adjustment	1,406,384	—	1,406,384	6.0%
Not subject to discretionary withdrawal	2,708,566	13,801	2,722,367	11.7%
Total, gross	5,288,616	17,976,935	23,265,551	100.0%
Reinsurance ceded	3,837,888	—	3,837,888
Total, net	$1,450,728	17,976,935	19,427,663

Amount at book value less surrender charge that
will move to at book value without adjustment
in the year after the statement date	$2,484	—	2,484

*	Includes $17,963,134 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$80,583	—	80,583	10.3%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	558,936	558,936	71.1%
Total with adjustment or at market value	80,583	558,936	639,519	81.4%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	114,974	31,554	146,528	18.6%
Total, gross	195,557	590,490	786,047	100.0%
Reinsurance ceded	—	—	—
Total, net	$195,557	590,490	786,047

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$55,872	—	55,872	9.7%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	55,872	—	55,872	9.7%
At book value without adjustment	33,061	—	33,061	5.8%
Not subject to discretionary withdrawal	485,122	—	485,122	84.5%
Total, gross	574,055	—	574,055	100.0%
Reinsurance ceded	—	—	—
Total, net	$574,055	—	574,055

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2021:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,641,389
Supplementary contracts with life contingencies, net	4,897
Deposit-type contracts	574,055
Subtotal	2,220,341
Separate Accounts Annual Statement:
Annuities, net	18,567,425
Total annuity reserves and deposit liabilities, net	$20,787,766

As of December 31, 2021, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender
values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	915,397	915,397	917,908	—	—	—
Universal life with secondary guarantees	—	—	511	—	—	—
Indexed universal life with secondary
guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	4,302,511	4,302,511	4,961,628
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	10,133	—	—	—
Not subject to discretionary withdrawal or no
cash values
Term policies without cash value	XXX	XXX	13,127	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	28,904	XXX	XXX	—
Disability - disabled lives	XXX	XXX	15,108	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	146	XXX	XXX	—
Total, gross	5,217,908	5,217,908	5,947,465	—	—	—
Reinsurance ceded	771,661	771,661	955,717	—	—	—
Total, net	$4,446,247	4,446,247	4,991,748	—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2021:

Life, accident and health Annual Statement:
Life insurance, net	$4,991,749
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$4,991,749

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2020:

Individual Annuities	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,149,464	—	1,149,464	4.8%
At book value less surrender charge	8,403	—	8,403	0.0%
At fair value*	—	18,022,674	18,022,674	75.3%
Total with adjustment or at market value	1,157,867	18,022,674	19,180,541	80.1%
At book value without adjustment	1,525,756	—	1,525,756	6.4%
Not subject to discretionary withdrawal	3,211,395	8,556	3,219,951	13.5%
Total, gross	5,895,018	18,031,230	23,926,248	100.0%
Reinsurance ceded	4,145,322	—	4,145,322
Total, net	$1,749,696	18,031,230	19,780,926

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$5,772	—	5,772

*	Includes $18,022,674 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$62,853	—	62,853	7.7%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	622,729	622,729	76.6%
Total with adjustment or at market value	62,853	622,729	685,582	84.3%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	97,668	29,839	127,507	15.7%
Total, gross	160,521	652,568	813,089	100.0%
Reinsurance ceded	—	—	—
Total, net	$160,521	652,568	813,089

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$114,350	—	114,350	16.6%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	114,350	—	114,350	16.6%
At book value without adjustment	35,609	—	35,609	5.1%
Not subject to discretionary withdrawal	539,981	—	539,981	78.3%
Total, gross	689,940	—	689,940	100.0%
Reinsurance ceded	—	—	—
Total, net	$689,940	—	689,940

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2020:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,904,925
Supplementary contracts with life contingencies, net	5,292
Deposit-type contracts	689,940
Subtotal	2,600,157
Separate Accounts Annual Statement:
Annuities, net	18,683,798
Total annuity reserves and deposit liabilities, net	$21,283,955

As of December 31, 2020, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender
values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	908,090	908,090	910,551	—	—	—
Universal life with secondary guarantees	—	—	565	—	—	—
Indexed universal life with secondary
guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	3,875,608	3,875,608	4,515,496	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	12,244	—	—	—
Not subject to discretionary withdrawal or no
cash values
Term policies without cash value	XXX	XXX	11,564	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	27,714	XXX	XXX	—
Disability - disabled lives	XXX	XXX	11,781	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	1,562	XXX	XXX	—
Total, gross	4,783,698	4,783,698	5,491,477	—	—	—
Reinsurance ceded	765,612	765,612	962,808	—	—	—
Total, net	$4,018,086	4,018,086	4,528,669	—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2020:

Life, accident and health Annual Statement:
Life insurance, net	$4,528,669
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$4,528,669

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2021	2020	2019
Claim reserves, beginning of year	$8,367	8,985	10,472
Less reinsurance recoverables	(970)	(3,296)	(899)
Net claim reserves, beginning of year	7,397	5,689	9,573
Claims paid related to:
Current year	(45)	17	26
Prior years	(1,400)	1,807	(3,139)
Total claims paid	(1,445)	1,824	(3,113)
Incurred related to:
Current year’s incurred	1,037	691	445
Current year’s interest	24	13	9
Prior years' incurred	190	(1,165)	(1,629)
Prior years' interest	394	345	404
Total incurred	1,645	(116)	(771)
Net claim reserves, end of year	7,597	7,397	5,689
Plus reinsurance recoverables	1,137	970	3,296
Claims reserves, end of year	$8,734	8,367	8,985

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties, affiliates and subsidiaries. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies. Ceded premiums approximated 46.0%, 46.5% and 42.8% of gross earned life and accident and health premiums during 2021, 2020 and 2019, respectively.

For the Company’s individual variable annuity products, the Company reinsures the various living and death benefit riders, including GMDB, GMIB, and GLWB. Effective October 1, 2021, the Company recaptured all reinsured GLWB benefit riders from external reinsurers. As a result of this recapture, the Company received a recapture fee of $87,500, which is included in premiums and other considerations: life and annuity in the Statutory Statements of Operations.

For the Company’s fixed annuity products, the Company has coinsurance agreements in place to reinsure fixed annuity products sold between 2001 and 2006. Ceded amounts under these coinsurance agreements range from one-third to two-thirds of the business produced. The ceded reserves attributable to external fixed annuity coinsurance agreements were $68,155 and $181,278 as of December 31, 2021 and 2020, respectively.

Effective July 1, 2019, the Company entered into a reinsurance agreement to coinsure 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of the transaction, bonds carried at the amount of $1,554,453 were transferred to the reinsurer, resulting in a pre-tax realized gain of $126,291 for the year ended December 31, 2019. This transaction resulted in IMR of $109,964 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $52,844, which was recorded in surplus at the contract’s inception. Effective October 1, 2021, the contract was amended to include SPDA contracts reinsured under an older reinsurance agreement. All activity prior to the amendment were accounted for under the old terms, and activity from amendment date forward will be governed under the 2019 treaty. No others changes or consideration were involved.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2021 and 2020, a non-affiliated reinsurer held assets in trust with an estimated fair value of $386,287 and $751,651, respectively, and a letter of credit of $702,976 and $702,976, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Affiliate Reinsurance

As it relates to reinsurance among affiliates, to mitigate the volatility of its statutory surplus, the Company cedes variable annuity-related risks, living and death benefits to SUNR for the GMAB, GMIB, GMDB, and GLWB riders, and from SUNR to SYRE for certain GMIB and GMDB riders. Effective July 1, 2021 certain variable annuity base contracts associated with the riders above were reinsured to SUNR and from SUNR to SYRE. Additionally, to consolidate the management of such living benefit risks, the Company assumes GMAB, GMIB, GMDB, and GLWB riders issued by NSLAC, which are correspondingly retroceded to SYRE. Certain base variable annuity contracts are retained by the Company, however the excess death benefit rider risk on the base contract is ceded to SUNR. Effective January 2018, ONLIC cedes 100% of the exchange program fixed indexed annuities and associated GLWB riders to SYRE. The Company assumes BOLI policies issued by ONLAC, but ceased reinsuring new policies in October 2016.

As noted above, the Company cedes to SYRE variable annuity-related risks, living and death benefits consisting of GMAB, GMIB, GMDB and GLWB riders assumed from NSLAC and fixed indexed annuity exchange policies and associated GLWB riders. The associated base variable annuity contracts are retained by the Company. SYRE applies a permitted practice prescribed by CIMA that allows SYRE to carry the assumed reserves of $497,427 under the reinsurance arrangement utilizing a reserve methodology that is approved by CIMA. The approved reserve methodology is based upon U.S. GAAP. For all GMAB riders and some GLWB riders with net settlement provisions, the reserves are calculated using the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging. Topic 815 is a fair value or mark-to-market calculation required if the liability is deemed to be an embedded derivative. For all GMIB and GMDB riders, and the remaining GLWB riders without net settlement provisions, the reserves are calculated in accordance with FASB ASC Topic 944, Financial Services - Insurance. Topic 944 provides guidance for calculating reserves for contracts that provide additional benefits in excess of the account values and is similar to other GAAP reserve accounting methodologies. Topic 944 is a stochastic method that determines the percentage of the future rider charges required to fund the projected benefits. This percentage is recalculated at each valuation period. Under both of these GAAP calculations, the reserve calculation is measuring the reserve liability associated with the rider cash flows.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following table is a summary of the reserves by product, rider type and valuation standard as of December 31:

	2021	2020
FASB ASC Topic 944:
GMIB	$4,255	3,806
GMDB	11	12
GLWB	34,833	25,623
GMIB payout	123	—
Subtotal	39,222	29,441
FASB ASC Topic 815:
GMAB embedded derivatives	435	519
Fixed indexed annuities	457,770	471,989
Subtotal	458,205	472,508
Total reserves	$497,427	501,949

As of December 31, 2021, the Company recorded a reserve credit of $2,116,099 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. As of December 31, 2020, the Company recorded a reserve credit of $2,073,575 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. ONFS secured letters of credit totaling $100,000 for SYRE, with ONLIC as the beneficiary in order to recognize the reserve credit. The Company also established funds withheld accounts for the benefit of SYRE that have a total carrying value of $476,248 and are recorded in reinsurance funds withheld due to affiliate, net and other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and assets held in trust of $35,679 as of December 31, 2021.

MONT, KENW and CMGO retrocede certain term life policies through yearly renewable term agreements to the Company on a quota share basis, which the Company then cedes to external reinsurers based on certain retention levels.

The Company assumes GMIB, GMAB, and GMWB riders issued by NSLAC. As of 2015, the Company no longer assumes new business from NSLAC. As the Company was neither authorized nor accredited as a reinsurer in the State of New York, a reinsurance trust was created and funded by the Company. As of December 31, 2021 and 2020, assets held in trust for the benefit of NSLAC are $137,882 and $135,641, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to reinsurance agreements with affiliates in which the Company is the assuming party, are as follows for the years ended as of December 31:

	2021	2020	2019
Statements of Operations:
Premiums assumed	$111,992	109,617	105,476
Benefits incurred	100,350	93,829	100,154
Commission and expense allowance	4,445	4,440	4,441

	2021	2020
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$972,192	973,770
Policy and contract claims payable	25,228	17,500

Variable Annuity Reinsurance Agreements with SYRE and SUNR

The details of the Company’s annuity rider reinsurance agreements with SYRE and SUNR are detailed below. Effective July 1, 2021 a treaty amendment was executed with SUNR to reinsure certain base contracts associated with the riders already reinsured with SUNR.

GMIB and GMDB Riders Written After April 1, 2008

In December 2008, the Company entered into a reinsurance agreement with SYRE to reinsure Annual Reset Death Benefit Riders (“ARDBR”) and GMIB riders associated with variable annuity products written between April, 2008 and August, 2012. The treaty was amended to include new products issued beginning April 1, 2009. Under the agreement for contracts issued between April 1, 2008 and March 31, 2009, the Company retained the first 15% and reinsured to SYRE on an excess of loss basis the remaining 85% of the risk under its GMIB rider and the related ARDBR rider. For the above contracts, the Company reinsured to SYRE 100% of the risk for all riders listed above up to $5 million per annuitant. Furthermore, SYRE was to pay a single adjusted GMIB claim amount when a GMIB policy annuitized.

Effective July 31, 2010, a treaty addendum was executed which effectively resulted in the extinguishment of the treaty above and the establishment of a new treaty. The new treaty resulted in the removal of the adjusted GMIB claim calculation that contains the one-time net settlement payment and in its place, a GMIB claim amount that covers the monthly GMIB benefit during the annuity payout. SYRE now accepts 100% of the risk for all GMIB and ARDBR riders up to $5 million per annuitant.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

GMIB and GMDB Riders Written Prior to April 1, 2008

Effective November 30, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the claims in excess of limits established in a non-affiliated reinsurance agreement (“cap coverage”) related to the GMIB riders associated with variable annuity products written on or after April 1, 2002 through March 31, 2008. Under the agreement, the cap coverage will have a deductible of $100,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was October 31, 2011.

Effective December 31, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the cap coverage related to the GMDB riders associated with variable annuity products written on or after July 1, 2005 but prior to April 1, 2008. Under the agreement, the cap coverage will have a deductible of $35,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was November 30, 2011.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued cap coverage previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GLWB Riders

Effective May 1, 2010, the Company replaced its GMIB rider with a GLWB rider (see Note 10) in connection with its variable annuity products for all new business written from this date. The Company reinsures 100% of all GLWB riders with SYRE.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GMIB, GMDB, and GLWB Riders

During December 2011, amendments were made to the SYRE reinsurance treaties for pre April 1, 2008 GMIB riders, post April 1, 2008 GMIB riders, GLWB riders and pre April 1, 2008 GMDB riders. The amendments provided SYRE with the option to convert the reinsurance treaties into a funds withheld (“FWH”) arrangement in which the Company would engage in a hedging program under SYRE’s direction and for the benefit of SYRE. The hedging performed by the Company for SYRE’s benefit would be done in segregated FWH accounts. At the end of each quarter, SYRE will reimburse the Company for any hedging losses and expenses for operating the hedging program and SYRE will receive credit for any gains realized under the hedging program. The FWH amendments also state the responsibilities of the Company and SYRE as it relates to the margin requirements on the open derivative positions held in the FWH accounts. SYRE is responsible for reimbursing the Company for any cash held in a margin account related to a derivative program operated for the benefit of SYRE. The derivatives held by the Company for the benefit of SYRE in each segregated FWH account, as well as the cash held in a margin account related to the derivative program are considered the amounts withheld and are recorded as separate funds withheld liability (or asset if the derivative positions decrease) in other liabilities (assets) on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The change in the value of the FWH related to the derivative positions were recorded within derivative instruments in the Statutory Statements of Operations. As of December 31, 2011, the FWH option was elected by SYRE for the post April 1, 2008 GMIB riders and GLWB riders reinsurance treaties. As part of the initial FWH election, open derivative futures were sold from SYRE to the Company using the December 29, 2011 closing value of these positions of $16,095.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business. These simultaneous transactions settled the remaining balances from the original SYRE treaty and amendments. The treaty between the Company and SUNR continues to contain a FWH arrangement.

GLWB Riders

Effective May 1, 2013, the Company began selling a new 2013 Interest Sensitive GLWB rider (IS GLWB). An amendment was made to the SYRE GLWB reinsurance agreement to add these riders to the coverage. The Company cedes 30% of the benefit for this rider to SYRE for policies issued before January 1, 2018.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE.

Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure 30% of the benefit for policies issued before January 1, 2018 and 100% of the benefit for policies issued on or after January 1, 2018.

Effective October 1, 2021, a treaty amendment was executed to cede to SUNR the remaining 70% of the benefits for policies issued before January 1, 2018 that were previously ceded to an external third party reinsurer. The recapture of GLWB benefit riders from external reinsurers is discussed above.

GMDB Riders

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all death benefit riders associated with variable annuity products, issued on or after January 1, 2001 that were not previously mentioned above. This excludes the Gain Enhancement Benefit (GEB and GEB Plus) riders.

GMAB/GPP Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all Guaranteed Principal Protection Riders (GPP) associated with variable annuity products.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SUNR were as follows for the years ended December 31:

	2021	2020	2019
Statements of Operations:
Premiums and other considerations:
Life and annuity	$556,911	148,236	873,589
Modco - Premiums ceded	17,847,442	—	—
Modco - Ceded transfers	21,781	—	—
Modco - Reserve adjustment	(17,847,442)	—	—
M&E fees ceded	116,334	—	—
Commission and expense allowance	(57,655)	—	—
Death and other benefits
Annuity benefits	91,753	54,151	32,416
Modco - Benefits	974,011	—	—
Modco - Ceded transfers	(952,230)	—	—

	2021	2020
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$73,989	1,410
Receivable from affiliate	—	142
Reserves for future policy benefits	1,540,012	1,479,788
Other liabilities:
Premiums payable	44,720	12,205
Reinsurance payable	105,418	—
FWH under reinsurance:
Margin account	51,713	19,821
Unrealized losses derivative instrument	—	(3,866)
Capital and surplus:
Unassigned surplus:
Unrealized losses derivative instrument	71,848	98,026

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SYRE were as follows for the years ended December 31:

	2021	2020	2019
Statements of Operations:
Premiums and other considerations	$2,620	2,613	(423,054)
Death and other benefits	37	83	2,294

	2021	2020
Statements of Admitted Assets, Liabilities,
and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$2	1
Reserves for future policy benefits	18,969	28,013
Other liabilities:
Premiums payable	219	219

Fixed Indexed Annuity Reinsurance Agreements with SYRE

Effective January 2018, the Company entered into a 100% coinsurance funds withheld reinsurance agreement with SYRE to reinsure the exchange program fixed indexed annuities and associated GLWB riders offered to certain policyholders of variable annuities with the GMIB rider. This exchange program was available for the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018 in the state of California.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded fixed indexed annuity business to SYRE were as follows for the year ended December 31:

	2021	2020	2019
Statements of Operations:
Premiums and other considerations
Annuity Fees	$5,762	5,630	5,488
Commissions and expense allowances	(1,879)	—	—
Death and other benefits	35,026	2,778	2,223

	2021	2020
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$557,119	565,774
Other liabilities:
Reinsurance payable	5,650	—
FWH under reinsurance:
Assets Payable to Affiliate	476,248	481,935
Capital and surplus:
Unassigned surplus:
Unrealized (gains) losses derivative instrument	(4,260)	(11,299)

(14)	Bank Line of Credit

In April 2016, ONFS obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, ONFS increased this credit facility by $50,000 to $575,000. In March 2018, ONFS increased this credit facility by $325,000 to $900,000. The credit facility now matures in March 2023. During 2021, this facility was closed.

ONFS utilized $110,000 of this facility as of December 31, 2020, to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles. This facility was closed during 2021.

On March 30, 2020, ONFS entered into a $200,000, 364-day letter of credit facility with a group of banks in order to finance and support the reserve requirements of the Company, SYRE and SUNR. The Company and SUNR are the only beneficiaries of the related letters of credit. In June 2020, ONFS increased this facility by $100,000 to $300,000. This facility was not utilized by, or for the benefit of, the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

On December 31, 2019, ONFS entered into a $50,000, 364-day letter of credit facility with two banks in order to finance and to support the reserve requirements of SYRE, ONLIC and SUNR. ONLIC and SUNR are the only beneficiaries of the related letters of credit. On December 28, 2020, this facility was renewed for ninety days and matures on March 29, 2021. This facility was not utilized by or for the benefit of the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

On May 7, 2021, ONFS entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes and will mature in May 2026. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000.

ONFS utilized $100,000 of this facility as of December 31, 2021 to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles.

There was no interest or fees paid by the Company on these lines of credit in 2021, 2020 or 2019.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Gross deferred tax assets	$194,098	714	194,812
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	194,098	714	194,812
Nonadmitted deferred tax assets	(22,478)	—	(22,478)
Admitted deferred tax assets	171,620	714	172,334
Deferred tax liabilities	(49,806)	(2,553)	(52,359)

Admitted deferred tax assets, net	$121,814	(1,839)	119,975

2020
Gross deferred tax assets	$232,804	2,405	235,209
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	232,804	2,405	235,209
Nonadmitted deferred tax assets	(79,002)	(2,405)	(81,407)
Admitted deferred tax assets	153,802	—	153,802
Deferred tax liabilities	(42,256)	—	(42,256)

Admitted deferred tax assets, net	$111,546	—	111,546

Change
Gross deferred tax assets	$(38,706)	(1,691)	(40,397)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(38,706)	(1,691)	(40,397)
Nonadmitted deferred tax assets	56,524	2,405	58,929
Admitted deferred tax assets	17,818	714	18,532
Deferred tax liabilities	(7,550)	(2,553)	(10,103)

Admitted deferred tax assets, net	$10,268	(1,839)	8,429

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	119,975
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	200,296
Lesser of (1) or (2)	119,975	—	119,975
Deferred tax liabilities	49,806	2,553	52,359
Admitted deferred tax assets	$169,781	2,553	172,334

2020
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	11,546
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	145,010
Lesser of (1) or (2)	111,546	—	111,546
Deferred tax liabilities	42,256	—	42,256
Admitted deferred tax assets	$153,802	—	153,802

Change
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	108,429
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	55,286
Lesser of (1) or (2)	8,429	—	8,429
Deferred tax liabilities	7,550	2,553	10,103
Admitted deferred tax assets	$15,979	2,553	18,532

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2021	2020	Change

Ratio percentage used to determine the recovery period
and threshold limitation amount in above adjusted
gross deferred tax assets	1,156.52%	792.17%	364.35%

Amount of adjusted capital and surplus used to
determine the recovery period threshold limitation
amount in above adjusted gross deferred tax assets	$1,353,153	1,092,306	260,847

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	25.70%	0.00%	25.70%

2020
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	1.02%	1.02%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	0.00%	0.00%	0.00%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	(1.02)%	(1.02)%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	25.70%	0.00%	25.70%

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2021	2020	2019
Current year federal tax (benefit) expense - ordinary income	$(55,188)	34,224	(88,213)
Current year foreign tax (benefit) expense - ordinary income	—	—	—
Subtotal	(55,188)	34,224	(88,213)

Current year tax expense - net realized capital gains	7,879	(1,292)	25,920

Utilization of capital loss carry forwards	—	—	—

Other	—	—	—
Federal and foreign income taxes incurred	$(47,309)	32,932	(62,293)

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2021	2020	2019	Change from 2020	Change from 2019
Ordinary:
Policyholder reserves	$85,101	66,917	69,151	18,184	(2,234)
Investments	2,148	168	3,611	1,980	(3,443)
Deferred acquisition costs	66,905	63,162	59,240	3,743	3,922
Policyholder dividends accrued	10,068	21,384	23,071	(11,316)	(1,687)
Compensation and benefit accruals	11,360	16,653	16,223	(5,293)	430
Tax credit carry-forward	2,324	45,963	38,815	(43,639)	7,148
Section 807(f) reserves	8,835	10,437	8,393	(1,602)	2,044
Net operating loss carryforward	—	—	—	—	—
Nonadmitted asset	3,091	4,216	4,674	(1,125)	(458)
Other	4,266	3,904	3,673	362	231
Ordinary deferred tax assets	194,098	232,804	226,851	(38,706)	5,953

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted ordinary deferred tax assets	(22,478)	(79,002)	(54,528)	56,524	(24,474)
Admitted ordinary deferred tax assets	171,620	153,802	172,323	17,818	(18,521)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Deferred tax assets (continued):	2021	2020	2019	Change from 2020	Change from 2019
Capital:
Investments	714	2,405	3,386	(1,691)	(981)
Net capital loss carryforward	—	—	—	—	—
Capital deferred tax assets	714	2,405	3,386	(1,691)	(981)

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	—	(2,405)	(100)	2,405	(2,305)
Admitted capital deferred tax assets	714	—	3,286	714	(3,286)
Admitted deferred tax assets	172,334	153,802	175,609	18,532	(21,807)

Deferred tax liabilities:
Ordinary:
Investments	3,481	330	9,662	3,151	(9,332)
Section 807(f) reserves	12,780	6,474	7,322	6,306	(848)
Deferred and uncollected premium	20,762	20,401	18,930	361	1,471
Policyholder reserves - tax reform transition	11,943	14,929	17,915	(2,986)	(2,986)
Other	840	122	684	718	(562)
Ordinary deferred tax liabilities	49,806	42,256	54,513	7,550	(12,257)

Capital:
Investments	2,553	—	—	2,553	—
Subtotal	2,553	—	—	2,553	—
Deferred tax liabilities	52,359	42,256	54,513	10,103	(12,257)
Admitted deferred tax assets, net	$119,975	111,546	121,096	8,429	(9,550)

There was no statutory valuation allowance adjustment to gross deferred tax assets or net change in the total valuation allowance adjustments as of, and for the periods ended, December 31, 2021 and 2020.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The change in the net deferred income taxes of December 31 is comprised of the following:

	2021	2020	2019	Change from 2020	Change from 2019
Total deferred tax assets	$194,812	235,209	230,237	(40,397)	4,972
Total deferred tax liabilities	(52,359)	(42,256)	(54,513)	(10,103)	12,257
Net deferred tax assets	142,453	192,953	175,724	(50,500)	17,229
Statutory valuation allowance adjustment	—	—	—	—	—
Net deferred tax assets	142,453	192,953	175,724	(50,500)	17,229
Tax effect of unrealized losses	(484)	3,758	10,102	(4,242)	(6,344)
Statutory valuation allowance adjustment
allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$141,969	196,711	185,826	(54,742)	10,885

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2021	2020	2019
Income before taxes	$76,746	34,832	(36,217)
Dividends received deduction	(12,718)	(6,263)	(6,165)
Interest maintenance reserve	4,638	37	3,972
Change in equity of subsidiaries	(61,410)	(3,980)	(23,678)
Prior period adjustments	4,089	—	—
Change in non-admitted deferred tax assets	1,529	422	391
Voluntary reserve	—	—	20,489
Transfer pricing	(4,903)	(2,428)	(7,048)
Tax credits	(3,878)	(5,232)	(4,968)
Reinsurance surplus adjustment	(3,155)	(4,813)	8,260
Statutory Reserve Adjustment	872	13,241	—
Other	5,623	(3,769)	(507)
Total statutory taxes	$7,433	22,047	(45,471)

Provision for federal income taxes	$(55,188)	34,224	(88,213)
Tax on capital gains	7,879	(1,292)	25,920
Change in net deferred income tax	54,742	(10,885)	16,822
Total statutory taxes	$7,433	22,047	(45,471)

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Total federal income taxes received (including tax on capital gains) were $49,092 and $101,075 during the years ended December 31, 2021 and 2019, respectively, while total federal income taxes paid (including tax on capital gains) was $44,77 during the year ended December 31, 2020.

As of December 31, 2021 and 2020, there are no net operating losses or capital loss carryforwards available for tax purposes. As of December 31, 2021 and 2020, the Company has no capital loss carryforwards or valuation allowances recorded. As of December 31, 2021, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2021, the Company has tax credit carryforwards of $2,324 expiring in 2030. As of December 31, 2020, the Company has $118 of uncertain tax positions related to the SA DRD company share percentage(s) for tax return year 2017. As of December 31, 2020, the Company has tax credit carryforwards of $45,963 expiring in years 2023 - 2036.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ONLAC, NSLAC, KENW, MONT, SYRE, CMGO and SUNR and then with its common parent, ONMH.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2018, 2019 and 2020 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Pensions and Other Post-Retirement Benefit Plans

(a)	Home Office Pension Plan

The Company sponsors a funded qualified defined benefit pension plan covering all home office employees hired prior to January 1, 1998. This plan was amended effective December 31, 2019 to freeze the accrual of future benefits. This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company. Retirement benefits are based on years of service and the highest average earnings in five of the last ten years.

The measurement dates were December 31, 2021 and 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(b)	Home Office Post-Retirement Benefit Plan

The Company currently offers eligible retirees the opportunity to participate in a post-retirement health and group life plan. This plan was amended effective July 1, 2013, to provide participants younger than age 65 a fixed portion of the health insurance contract premium and for participants age 65 and older, a fixed dollar amount which the participant must use to independently purchase their own insurance. Previously, this plan provided all participants a fixed portion of the health insurance contract premium. The portion the Company pays is periodically increased and is a function of participant service. Only home office employees hired prior to January 1, 1998 may become eligible for these benefits provided that the employee meets the retirement age and years of service requirements.

This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2021 and 2020.

(c)	General Agents’ Pension Plan

The Company sponsors an unfunded, nonqualified defined benefit pension plan covering its general agents hired prior to January 1, 2005. This plan provides benefits based on years of service and average compensation during the final five and ten years of service.

The measurement dates were December 31, 2021 and 2020.

(d)	Agents’ Post-Retirement Benefits Plan

The Company sponsors a post-retirement health and group life plan. Only agents with contracts effective prior to January 1, 1998 who meet the retirement age and service requirements are eligible for these benefits. The health and group life plan is contributory, with retirees contributing approximately 50% of premium for coverage. As with all plan participants, the Company reserves the right to change the retiree premium contribution at renewal.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2021 and 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(e)	Obligations and Funded Status

Information regarding the funded status of the pension plans as a whole and other benefit plans as a whole as of December 31 is as follows:

	Pension benefits		Other benefits
	2021	2020	2021	2020
Change in projected
benefit obligation:
Projected benefit obligation
at beginning of year	$98,151	87,733	10,884	7,558
Service cost	676	659	47	37
Interest cost	2,559	3,009	234	263
Actuarial (gain) loss	(6,573)	13,101	(1,302)	3,803
Benefits paid *	(22,027)	(605)	(788)	(777)
Settlement/curtailment	1,119	(5,746)	—	—
Projected benefit obligation
at end of year	$73,905	98,151	9,075	10,884

*	Benefits paid include amounts paid from both funded and unfunded benefit plans.

	Pension benefits		Other benefits
	2021	2020	2021	2020
Change in plan assets:
Fair value of plan assets at
beginning of year	$70,928	56,609	—	—
Plan sponsor contribution	—	10,000	—	—
Actual return on plan assets	10,021	10,065	—	—
Benefits and expenses paid	(4,899)	(5,746)	—	—
Fair value of plan assets at
end of year	$76,050	70,928	—	—

Funded status	$2,145	(27,223)	(9,075)	(10,885)
Unrecognized net actuarial
loss (gain)	12,381	30,997	4,172	6,118
Unrecognized prior service cost	—	—	(244)	(293)
Net prepaid (accrued) amount
recognized	$14,526	3,774	(5,147)	(5,060)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Pension benefits		Other benefits
Funded Status:	2021	2020	2021	2020
Overfunded
Assets (nonadmitted)
Prepaid benefit costs	$—	—	—	—
Overfunded plan assets	—	—	—	—
Total assets (nonadmitted)	$—	—	—	—

Underfunded
Liabilities recognized
Net prepaid (accrued)
amount recognized	$14,526	3,774	(5,147)	(5,060)
Liabilities for benefits	(12,381)	(30,997)	(3,928)	(5,825)
Total liabilities
recognized	$2,145	(27,223)	(9,075)	(10,885)

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts recognized in the
statutory statements of admitted
assets, liabilities, and capital
and surplus consist of:
Prepaid benefit costs	$17,960	17,535	—	—
Accrued benefit costs	(3,434)	(13,761)	(5,147)	(5,060)
Surplus	(12,381)	(30,997)	(3,928)	(5,825)
Total liabilities
recognized	$2,145	(27,223)	(9,075)	(10,885)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Pension benefits
	2021	2020	2019
Components of net periodic benefit cost:
Service cost	$676	659	1,744
Interest cost	2,559	3,009	3,893
Expected return on plan assets	(5,067)	(4,167)	(3,568)
Amortization of prior service cost	—	—	41
Amortization of net loss	2,820	2,588	3,010
Settlement	5,557	1,721	—
Net periodic benefit cost	$6,545	3,810	5,120

	Other benefits
	2021	2020	2019
Components of net periodic benefit cost:
Service cost	$47	37	25
Interest cost	234	263	280
Amortization of prior service cost	(49)	(49)	(31)
Amortization of net loss	644	336	117
Net periodic benefit cost	$876	587	391

The following is attributable to pension plans whose accumulated benefit obligation exceeds plan assets as of December 31:

	Pension benefits
	2021	2020
Projected benefit obligation	$4,749	98,151
Accumulated benefit obligation	4,387	94,497
Prepaid pension cost	14,525	3,774

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(f)	Assumptions

	Pension benefits		Other benefits
	2021	2020	2021	2020
Weighted average assumptions used to determine
net periodic cost at January 1:
Discount rate	2.76%	3.65%	2.53%	3.49%
Expected long-term return on plan assets	7.50%	7.50%	—	—
Rate of compensation increase	3.56%	3.56%	4.25%	4.25%
Health care cost trend rate assumed for
next year:
Before 65	—	—	8.80%	8.70%
Age 65 and older	—	—	0.50%	0.60%
Rate to which the health cost trend
rate is assumed to decline (the ultimate
trend rate):
Before 65	—	—	8.70%	8.60%
Age 65 and older	—	—	0.40%	0.50%
Year that the rate reaches the ultimate
trend rate	—	—	2025	2024

Weighted average assumptions used to determine
benefit obligations at December 31:
Discount rate	3.10%	2.76%	2.99%	2.53%
Rate of compensation increase	3.70%	3.56%	4.25%	4.25%

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	1 Percentage	1 Percentage
	point increase	point decrease
Effect on total of 2021 service cost and interest cost	$25	(21)
Effect on 2021 other post-retirement benefit obligation	620	(550)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(g)	Plan Assets

The following table presents the hierarchy of the Company's qualified pension plan assets at fair value as of December 31:

	Level 1	Level 2	Level 3	Total
2021
Bond funds	$31,245	—	—	31,245
Stock funds	44,805	—	—	44,805
Total assets	$76,050	—	—	76,050

2020
Bond funds	$20,219	—	—	20,219
Stock funds	50,709	—	—	50,709
Total assets	$70,928	—	—	70,928

The Company categorizes pension benefit plan assets consistent with the Fair Value Hierarchy as described in Note 5.

The assets of the Company’s Home Office Pension Plan (“the Plan”) are invested in group variable annuity contracts issued by the Company offering specific investment choices from various asset classes providing diverse and professionally managed options. As of December 31, 2021 and 2020, $56,283 and $50,228, respectively, of the Plan assets are funds that are affiliated with the Company. The assets are invested in a mix of stocks, bonds and real estate securities in allocations as determined from time to time by the Pension Plan Committee. The target allocations are designed to balance the Plan’s short-term liquidity needs and its long-term liabilities. The target allocations are currently 60% stocks and 40% bonds.

For diversification and risk control purposes, where applicable, each asset class is further divided into sub classes such as large cap, mid cap and small cap and growth, core and value for stocks and U.S. domestic, global and high yield for bonds. To the extent possible, each sub asset class utilizes multiple fund choices and no single fund contains more than 25% of the Plan assets (exclusive of any short-term increases in assets due to any Plan funding). The Plan performance is measured by a weighted benchmark consisting of stock and bond benchmarks in weights determined by the Pension Plan committee.

The overall expected long-term rate of return on assets is determined by a weighted average return of bond and stock indexes. Bond securities (including cash) make up 40% of the weighted average return and stocks make up 60% of the weighted average return.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following table shows the weighted average asset allocation by class of the Plan’s assets as of December 31:

	2021	2020
Stocks	59%	71%
Bonds	41	29
Total	100%	100%

(h)	Cash Flows

Contributions

The minimum funding requirement under The Employee Retirement Income Security Act of 1974 for 2021 was zero. The Plan Sponsor contributed $10,000 to the qualified pension plan for the year ended December 31, 2020. No contributions were made to the qualified pension plan for the years ended December 31, 2021 or 2019, respectively. There is no planned contribution to the qualified pension plan for the 2022 plan year.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension benefits	Other benefits
2022	$8,191	743
2023	7,568	789
2024	7,666	774
2025	6,466	713
2026	5,678	707
2027-2031	25,237	2,825

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts in unassigned funds (surplus)
recognized in the next fiscal year as
components of periodic benefit cost:
Items not yet recognized as a component
of net periodic cost - prior year	$32,718	28,102	5,825	2,309
Net prior service cost or credit recognized		—	49	49
Net gain and loss arising during the period	(10,408)	7,204	(1,302)	3,804
Net gain and loss recognized	(9,929)	(2,588)	(644)	(336)
Items not yet recognized as a component
of net periodic cost - current year	$12,381	32,718	3,928	5,826

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts in unassigned funds (surplus)
expected to be recognized in the next
fiscal year as components of net
periodic benefit cost:
Net prior service cost or credit	$—	—	(49)	(49)
Net recognized gains and losses	624	2,977	556	725

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts in unassigned funds (surplus)
that have not yet been recognized as
components of net periodic benefit cost:
Net prior service cost or credit	$—	—	(244)	(293)
Net recognized gains and losses	12,381	30,997	4,172	6,118

(i)	Other Plan Expenses

The Company also maintains a qualified contributory defined contribution profit-sharing plan covering substantially all employees. Company contributions to the profit-sharing plan are based on the net earnings of the Company and are payable at the sole discretion of management. The expense for contributions to the profit-sharing plan for 2021, 2020 and 2019 was $4,472, $3,665 and $6,011, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Employees hired on or after January 1, 1998 are covered by a defined contribution pension plan. The expense reported for this plan was $3,351, $2,618 and $2,615 in 2021, 2020 and 2019, respectively.

During 2020 the profit-sharing plan and the defined contribution pension plan were combined and are now being administered by a third party.

(j)	ONFS Employees

The Company’s qualified pension and post-retirement benefit plans include participants who are employees of ONFS. Participating ONFS employees are vice presidents and other executive officers of ONFS and devote substantially all of their time to service for the Company. Most of ONFS’s employees were employees of the Company prior to January 1, 2001 and were participants in the benefit plan at that time.

(17)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000,000 shares ($1 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2021 and 2020. The Company has no preferred stock issued or outstanding.

During 2021, the Company received a capital contribution from its parent, ONFS, of $182,737. This capital contribution consisted of ONFH and its subsidiaries, effective September 30, 2021. See Note 1 for additional details. This transaction resulted in an increase in surplus of $139,075, with the difference of $43,662 representing the non-admitted portion of the contribution. The Company did not receive a capital contribution from its parent, ONFS, during 2020 or 2019.

Surplus notes outstanding are as follows as of December 31:

	2021	2020
Surplus notes
6.875% fixed rate due 2042	$250,000	$250,000
5.000% fixed rate due 2031	4,099	4,059
5.800% fixed rate due 2027	5,926	5,911
8.500% fixed rate due 2026	49,903	49,881

Total	$309,928	$309,851

In June 2012, ONLIC issued a $250,000, 6.875% fixed rate surplus note due June 15, 2042. Interest on this surplus note is payable semi-annually on June 15 and December 15. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

In December 2011, ONLIC issued a $4,500, 5% fixed rate surplus note to Security Mutual Life Insurance Company of New York (“SML”), as payment for the purchase of the additional shares of NSLAC. This note matures on December 15, 2031. Interest on this surplus note is payable semi-annually on December 15 and June 15. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

In April 2007, ONLIC issued a $6,000, 5.8% fixed rate surplus note to SML, as payment for the purchase of a portion of the shares of NSLAC. This note matures on April 1, 2027. Interest on this surplus note is payable semi-annually on April 1 and October 1. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

In May 1996, ONLIC issued $50,000, 8.5% fixed rate surplus notes due May 15, 2026. Interest on this surplus note is payable semi-annually on May 15 and November 15. ONLIC may not redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

Except as provided in Section 3901.72 of the Ohio Revised Code, the notes are not part of the legal liabilities of the Company and are not a liability or claim against the Company or any of its assets. Interest payments, scheduled semi-annually, must be approved for payment by the Department. The Company paid $22,011 in interest related to these notes in 2021, 2020 and 2019. Principal payments must also be approved by the Department. Interest expense for surplus notes is not recognized on the Statutory Statements of Operations until it has been approved by the Department.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2021 and 2020 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ONLIC to ONFS is limited by Ohio insurance laws. The maximum dividend that may be paid to ONFS without prior approval of the Director of Insurance is limited to the greater of ONLIC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $419,000 may be paid by ONLIC to ONFS in 2022 without prior approval. Dividends of $115,000, $40,000 and $55,000 were declared and paid by ONLIC to ONFS in 2021, 2020 and 2019, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Subsidiary Dividends

The following table details the dividends received from each of the Company’s subsidiaries and included in investment income for the years:

	2021	2020	2019
SUNR	$253,000	—	—
ONII	9,400	6,950	6,750
ONLAC	—	12,000	106,000
	$262,400	18,950	112,750

The payment of dividends by ONLAC to ONLIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $25,000 may be paid by ONLAC to ONLIC in 2022 without prior approval. ONLAC declared and paid ordinary dividends to ONLIC of $0, $12,000 and $30,857 in 2021, 2020 and 2019, respectively. Extraordinary dividends of $75,143 were paid by ONLAC to ONLIC during 2019. No extraordinary dividends were declared or paid by ONLAC to ONLIC during 2021 or 2020.

The payment of dividends by CMGO to ONLIC is limited by Ohio insurance laws. CMGO may pay to its stockholder, ONLIC, a dividend from unassigned surplus at the end of any calendar quarter in which CMGO’s unassigned surplus is equal to the amount required for CMGO to have company action level RBC of 200%, after adjusting its capital level and its RBC level for such dividend. No dividends were declared or paid by CMGO in 2021, 2020 or 2019.

The payment of dividends by SUNR to ONLIC is limited by the SUNR plan of operations, which was approved by the Ohio Department of Insurance. SUNR declared and paid extraordinary dividends to ONLIC of $253,000 in 2021. SUNR declared an extraordinary dividend of $200,000 to ONLIC as of December 31, 2021 that was paid in March 2022. Due to dividend limitations, $30,027 was classified as a dividend with the remaining $169,973 classified as a return of capital. No ordinary dividends were paid by SUNR to ONLIC during 2021. No dividends were declared or paid during 2020 or 2019.

The payment of dividends by NSLAC to ONLIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of NSLAC’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or NSLAC’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $3,000 may be paid by NSLAC to ONLIC in 2022 without prior approval. No dividends were declared or paid by NSLAC in 2021, 2020 or 2019.

MONT and KENW are subject to limitations, imposed by the State of Vermont, on the payment of dividends to their stockholder, ONLIC. Generally, dividends during any year may not be paid, without prior regulatory approval. No dividends were declared or paid by MONT to ONLIC in 2021, 2020 or 2019. No dividends were declared or paid by KENW to ONLIC in 2021, 2020 or 2019.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(18)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds and limited partnerships of $91,333 and $23,327 as of December 31, 2021 and 2020, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(19)	Leases

The Company leases office equipment under various noncancelable operating lease agreements that expire through December 2025. Rental expense under these leases was $663, $675 and $695 for the years ended December 31, 2021, 2020 and 2019, respectively. The Company also leases its home office from ONFS under a noncancelable lease agreement that expires in September 2031. Rental expense under this lease was $2,007, $2,793 and $2,793 for the years ended December 31, 2021, 2020 and 2019, respectively. The minimum aggregate rental commitments under these leases are as follows:

2022	$3,776
2023	3,669
2024	3,091
2025	3,004
2026	2,916
Thereafter	13,472
Total	$29,928

(20)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company, along with its affiliates, is a party to six court cases and two Financial Industry Regulatory Authority (“FINRA”) arbitrations stemming from the strategic changes announced in September 2018, specifically the termination of certain variable annuity selling agreements with broker dealers related to the annuity business. The core issue in all of the cases is a disputed interpretation of certain language in the Company’s contracts with the broker dealers who sold the Company’s annuities. One case purports to be on behalf of a class, but no motions for class certification have yet been filed, and no class has been certified. Eight previously pending court cases and seven previously pending FINRA arbitrations have been resolved. The next case currently set for trial is in October, 2022. The Company expects to continue to vigorously defend itself against these allegations. However, litigation is inherently uncertain, and the outcome thereof cannot be predicted. Accordingly, it is possible that the ultimate outcome in one or more of the proceedings may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

(21)	Related-Party Transactions

During the year ended December 31, 2021, SUNR returned capital to the Company of $169,973 (See Note 17 for additional information). The Company made capital contributions of $165,000 to SUNR during the year ended December 31, 2020.

The Company has a written agreement to provide services for personnel, data processing and supplies to ONLAC, which either party may terminate upon a thirty-day notice. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $53,403, $59,692 and $38,124 in 2021, 2020 and 2019, respectively. These amounts include pension costs for the personnel furnished to the Company. At December 31, 2021 and 2020, ONLAC owed ONLIC $5,006 and $2,078, respectively.

The Company paid $5,030, $4,785 and $4,966 for rent and operating expenses of the home office to ONFS for the years ended December 31, 2021, 2020 and 2019, respectively.

ONFS provides services for executive management and data processing equipment placed in service after December 31, 2000, to ONLIC. For the years ended December 31, 2021, 2020 and 2019, ONLIC recorded expenses of $20,910, $20,899 and $22,003, respectively, for these services.

The Company is a party to an agreement with ONMH and most of its direct and indirect subsidiaries whereby ONLIC maintains a common checking account. It is ONLIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ONLIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ONLIC for the other parties. Settlement is made daily for each party’s needs to or from the common account. It is ONLIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ONLIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2021, 2020 and 2019 was $0, $301 and $770, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. The Company held the following balances for the participating entities in payable to parent, subsidiaries and affiliates as of December 31:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020
ONMH	$(373)	97
ONFS	26,824	15,270
ONLAC	6,903	84,680
MONT	(5,601)	4,690
KENW	(1,000)	5,074
CMGO	6,008	5,902
SYRE	14,813	257
SUNR	28,326	22,904
ONII	7,714	6,129
ON Flight Inc.	27	83
ONTech, LLC	(1,855)	(1,852)
ON Foreign Holdings, LLC	1,257	(11,230)
Financial Way Realty, Inc.	315	150
Total	$83,358	132,154

(22)	Accounting Changes and Corrections of Errors

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of current income taxes. The events contributing to the understatement of taxes impact surplus as follows:

Federal and foreign income taxes incurred (excluding taxes on capital gains)	$(4,089)
Decrease in surplus	$(4,089)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of disability income benefits. As of December 31, 2020, disability benefits were understated by $1,984. As a result, surplus was overstated by $1,567. The events contributing to the adjustment impact surplus as follows:

Disability benefits and benefits under accident and health contracts	$(1,984)
Federal and foreign income taxes incurred (excluding taxes on capital gains)	417
Decrease in surplus	$(1,567)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of a previously deferred gain on external reinsurance that should have been recognized in prior years. Surplus as a result of reinsurance as of December 31, 2020 was overstated by $1,731. The net impact to 2021 surplus was zero. The events contributing to the adjustment impact surplus as follows:

Decrease in surplus as a result of reinsurance	$1,731
Increase in surplus	(1,731)
$-

The Company’s December 31, 2020 statutory financial statements reflect a change in valuation basis for annuity reserves and other deposit funds associated with the adoption of VM-21. The change is effective for all policies in force. The impact of the change relating to reserves as of December 31, 2019 and prior was $63,050 and is reflected as an increase to unassigned surplus and a decrease to reserves for future policy benefits for annuity and other deposit funds.

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording of income taxes, primarily related to calculation changes in the intercompany tax transfer pricing chargebacks. The events contributing to the understatement of taxes impact surplus as follows:

Federal and foreign income taxes incurred (excluding taxes on capital gains)	$(1,188)
Decrease in surplus	$(1,188)

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording and valuation of unrealized gains and losses. As of December 31, 2020, the unrealized gains and losses were overstated by $993. The events contributing to the adjustment impact surplus as follows:

Change in net unrealized capital gains	$993
Increase in surplus	$993

The Company’s December 31, 2019 statutory financial statements reflect a prior period adjustment relating to the recording of guaranteed interest contract immediate annuity reserves. As of December 31, 2018, reserves were understated by $1,831. As a result, surplus was overstated by $1,446. The events contributing to the adjustment impact surplus as follows:

Increase in aggregate reserves for life accident and health contracts	$(1,831)
Federal and foreign income taxes incurred (excluding taxes on capital gains)	385
Decrease in surplus	$(1,446)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

(23)	Reconciliation to 2019 Annual Statement

The Company’s net cash provided by operations and net cash used in financing do not agree to the amounts reported in the Company’s 2019 Statutory Annual Statement. The audited Statutory Statements of Cash Flows included herein differs from the Annual Statement Cash Flow statement because of a reclassification made with respect to buyout activity related to GMIB riders as discussed in Note 1. There is no difference between the audited statutory financial statements and the Annual Statement filing with respect to cash, cash equivalents and short-term investments at December 31, 2019 as a result of this adjustment.

The following table reconciles net cash from operations and net cash from financing and miscellaneous sources from the Annual Statement to the accompanying audited Statutory Statements of Cash Flows for the year ended December 31, 2019 (using classifications and titles from the audited statement and referencing Annual Statement page and line numbers):

	As filed in Annual Statement	Adjustment	As presented in audited statements
Less:
Death and other benefits (P5, L5)	$3,253,820	114,930	3,368,750

Net cash provided by operations (P5, L11)	949,222	(114,930)	834,292

Other, net (P5, L16.6)	(308,010)	114,930	(193,080)

Net cash used in financing (P5, L17)	(388,925)	114,930	(273,995)

Schedule I

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2021

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$20,394	$22,211	20,394
Obligations of states and political subdivisions	974,211	1,012,919	974,211
Debt securities issued by foreign governments	6,999	7,271	6,999
Corporate securities	3,986,115	4,215,992	3,986,115
Asset-backed securities	252,239	260,528	252,239
Mortgage-backed securities	643,247	650,820	643,247
Total fixed maturity available-for-sale securities	5,883,205	6,169,741	5,883,205
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	432,948	504,381	504,381
Nonredeemable preferred stocks	7,101	7,779	7,101
Total equity securities at fair value	440,049	512,160	511,482
Mortgage loans on real estate, net	1,058,963		1,058,963
Real estate, net:
Investment properties	30,891		23,780	[2]
Total real estate, net	30,891		23,780
Contract loans	908,562		908,562
Other long-term investments[3]	509,584		429,045	[4]
Securities lending reinvested collateral assets	287,838		287,838
Receivable for securities	461		461
Cash and cash equivalents	192,969		192,969
Short-term investments	189,165		189,165
Total investments	$9,501,687		9,485,470

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
[2]	Difference from Column B is due to adjustments for accumulated depreciation.
[3]	Included in totals are Derivatives and Other Invested Assets.
[4]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships and to unrealized gains and/or losses of investments in hedging operations.

See accompanying report of independent registered public accounting firm.

Schedule III

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Supplementary Insurance Information

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue
2021:
Individual life insurance	$—	4,982,637	2,203	147,324	728,495
Pension and annuities	—	2,187,252	—	796	126,092
Other insurance	—	35,004	95	819	5,052
Corporate	—	—	—	—	23
Total	$—	7,204,893	2,298	148,939	859,662
2020:
Individual life insurance	$—	4,520,274	1,517	155,122	792,180
Pension and annuities	—	2,564,521	—	1,116	515,853
Other insurance	—	39,145	58	832	5,373
Corporate	—	—	—	—	32
Total	$—	7,123,940	1,575	157,070	1,313,438
2019:
Individual life insurance	$—	3,996,171	1,416	161,004	769,416
Pension and annuities	—	2,539,804	—	596	277,884
Other insurance	—	40,067	82	820	5,773
Corporate	—	—	—	—	77
Total	$—	6,576,042	1,498	162,420	1,053,150

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses[3]	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premiums written[4]
2021:
Individual life insurance	$209,652	704,362	—	127,464
Pension and annuities	126,082	2,468,552	—	123,529
Other insurance	1,989	160	—	3,783
Corporate	264,890	14,930	—	62,063
Total	$602,613	3,188,004	—	316,839
2020:
Individual life insurance	$192,662	701,346	—	162,471
Pension and annuities	135,826	2,496,720	—	114,271
Other insurance	2,010	2,163	—	2,714
Corporate	(22,815)	16,285	—	42,222
Total	$307,683	3,216,514	—	321,678
2019:
Individual life insurance	$196,435	643,264	—	187,668
Pension and annuities	161,914	3,572,478	—	113,711
Other insurance	2,127	1,865	—	4,681
Corporate	79,720	7,432	—	44,254
Total	$440,196	4,225,039	—	350,314

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Policyholders’ dividends on participating policies are included in Column H amounts.
[4]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Reinsurance

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2021:
Life insurance in force	$27,627,304	92,146,244	91,726,230	27,207,290	337.1%
Premiums:
Life insurance	755,020	135,505	109,003	728,518	15.0%
Pension and annuities	600,929	477,826	2,989	126,092	2.4%
Accident and health insurance	10,169	5,117	—	5,052	—%
Total	$1,366,118	618,448	111,992	859,662	13.0%
2020:
Life insurance in force	$28,058,352	97,552,879	96,933,961	27,439,434	353.3%
Premiums:
Life insurance	797,721	112,141	106,632	792,212	13.5%
Pension and annuities	720,369	207,501	2,985	515,853	0.6%
Accident and health insurance	10,843	5,470	—	5,373	—%
Total	$1,528,933	325,112	109,617	1,313,438	8.3%
2019:
Life insurance in force	$26,530,100	101,892,935	102,598,612	27,235,777	376.7%
Premiums:
Life insurance	781,201	114,184	102,476	769,493	13.3%
Pension and annuities	729,110	454,226	3,000	277,884	1.1%
Accident and health insurance	11,620	5,847	—	5,773	—%
Total	$1,521,931	574,257	105,476	1,053,150	10.0%

See accompanying report of independent registered public accounting firm.

Schedule V

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Valuation and Qualifying Accounts

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2021:
Valuation allowances –
None	$—	—	—	—	—
2020:
Valuation allowances –
None	$—	—	—	—	—
2019:
Valuation allowances –
None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.

Ohio National Variable Account A

Form N-4

Part C

Other Information

Item 27. Exhibits

(a) Resolution of Board of Directors of the Depositor authorizing establishment of the Registrant was filed as Exhibit A(1) of the Registrant’s registration statement on Form S-6 on August 3, 1982 (File no. 2-78652) and is incorporated by reference herein.

(No link available.)

(b)(1) Principal Underwriting Agreement for Variable Annuities between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s Form N-4 on December 30, 1997 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-97-008911.txt)

(b)(2) Registered Representative’s Sales Contract with Variable Annuity Supplement was filed as Exhibit (3)(b) of the Registrant’s Form N-4, Post-Effective Amendment No. 9 on February 27, 1991 (File no. 2-91213) and is incorporated by reference herein.

(No link available.)

(c)(1) Variable Annuity Sales Commission Schedule was filed as Exhibit A(3)(c) of the Registrant’s registration statement on Form S-6 on May 18, 1984 (File no. 2-91213) and is incorporated by reference herein.

(No link available.)

(c)(2) Selling Agreement and commission schedule between Ohio National Equities, Inc. and other broker-dealers for the distribution of “ONcore” Variable Annuities was filed as Exhibit (3)(d) of the Registrant’s Form N-4, Pre-Effective Amendment No. 2 on April 16, 1998 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-98-003301.txt)

(d)(1) Variable Deferred Annuity Contract, Form 98-VA-2, was filed as Exhibit (4) of the Registrant’s Form N-4 on December 30, 1997 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-97-008911.txt)

(d)(2) Guaranteed Minimum Income Benefit, Form 09-GMI-1, was filed as Exhibit 99(4)(e) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4we.htm)

(d)(3) Annual Reset Death Benefit, Form 09-ARD-1, was filed as Exhibit 99(4)(f) of the Registrant’s registration statement on Form N- 4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4wf.htm)

(d)(4) Guaranteed Minimum Death Benefit, Form 09-GMD-1, was filed as Exhibit 99(4)(g) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4wg.htm)

(d)(5) Guaranteed Minimum Death Benefit, Form 09-GMD-2, was filed as Exhibit 99(4)(h) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4wh.htm)

(d)(6) Annual Step-Up Death Benefit Rider, Form 05-AMD-1, was filed as Exhibit 99(4)(i) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4wi.htm)

(d)(7) Guaranteed Principal Protection, Form 03-GPP-1, was filed as Exhibit 99(4)(j) of the Registrant’s registration statement on Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015209003662/l35904a1exv99w4wj.htm)

(d)(8) Form of Guaranteed Lifetime Withdrawal Benefit Rider, Form 10-GLW-1, was filed as Exhibit 99(4)(g) of the Registrant’s Form N-4, Post-Effective Amendment No. 37 on April 30, 2010 (333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310041368/l38424bexv99w4wg.htm)

(d)(9) Form of Guaranteed Lifetime Withdrawal Benefit (Joint Life) Rider, Form 10-GLW-2, was filed as Exhibit 99(4)(h) of the Registrant’s Form N-4, Post-Effective Amendment No. 37 on April 30, 2010 (333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310041368/l38424bexv99w4wh.htm)

(d)(10) Form of Guaranteed Lifetime Withdrawal Benefit (Single Life) Rider, Form 11-GLW-1, was filed as Exhibit 99(4)(i) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 8 on October 22, 2010 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310095218/l40887aexv99w4wi.htm)

(d)(11) Form of Guaranteed Lifetime Withdrawal Benefit (Joint Life) Rider, Form 11-GLW-2, was filed as Exhibit 99(4)(j) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 8 on October 22, 2010 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310095218/l40887aexv99w4wj.htm)

(d)(12) Form of Premium Protection Death Benefit (Single Life) Rider, Form 11-GPD-1, was filed as Exhibit 99(4)(k) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 8 on October 22, 2010 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310095218/l40887aexv99w4wk.htm)

(d)(13) Form of Premium Protection Death Benefit (Joint Life) Rider, Form 11-GPD-2, was filed as Exhibit 99(4)(l) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 8 on October 22, 2010 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310095218/l40887aexv99w4wl.htm)

(d)(14) Form of Premium Protection Plus Death Benefit (Single Life) Rider, Form 11-GED-1, was filed as Exhibit 99(4)(m) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 8 on October 22, 2010 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310095218/l40887aexv99w4wm.htm)

(d)(15) Form of Premium Protection Death Benefit (Joint Life) Rider, Form 11-GED-2, was filed as Exhibit 99(4)(n) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 8 on October 22, 2010 (File No. 333-156430) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095012310095218/l40887aexv99w4wn.htm)

(d)(16) Form of Guaranteed Lifetime Withdrawal Benefit (Single Life) Rider, Form 12-GLW-1.5, was filed as Exhibit 99(4)(p) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 39 on December 22, 2011 (File No. 333-86603) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350251/d267647dex994p.htm)

(d)(17) Form of Guaranteed Lifetime Withdrawal Benefit (Joint Life) Rider, Form 12-GLW-2.5, was filed as Exhibit 99(4)(q) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 39 on December 22, 2011 (File No. 333-86603) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350251/d267647dex994q.htm)

(d)(18) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Single Life) Rider, Form 12-GLWP-1.5, was filed as Exhibit 99(4)(r) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 39 on December 22, 2011 (File No. 333-86603) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350251/d267647dex994r.htm)

(d)(19) Form of Guaranteed Lifetime Withdrawal Benefit Plus (Joint Life) Rider, Form 12-GLWP-2.5, was filed as Exhibit 99(4)(s) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 39 on December 22, 2011 (File No. 333-86603) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350251/d267647dex994s.htm)

(d)(20) Form of Deferral Credit for the Guaranteed Lifetime Withdrawal Benefit Rider, Form 12-DC-GLW-1, was filed as Exhibit 99(4)(t) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994t.htm)

(d)(21) Form of Deferral Credit with Minimum Age Requirements for the Guaranteed Lifetime Withdrawal Benefit Rider (Single Life), Form 12-DCMAR-GLW-1, was filed as Exhibit 99(4)(u) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994u.htm)

(d)(22) Form of Deferral Credit with Minimum Age Requirements for the Guaranteed Lifetime Withdrawal Benefit Rider (Joint Life), Form 12-DCMAR-GLW-2, was filed as Exhibit 99(4)(v) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994v.htm)

(d)(23) Form of Guaranteed Principal Protection for the Guaranteed Lifetime Withdrawal Benefit, Form 12-GPP-GLW-1, was filed as Exhibit 99(4)(w) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994w.htm)

(d)(24) Form of Guaranteed Principal Protection, Form 12-GPP-1.5, was filed as Exhibit 99(4)(x) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994x.htm)

(d)(25) Form of Premium Protection Death Benefit (Single Life) Rider, Form 12-GPD-1, was filed as Exhibit 99(4)(y) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994y.htm)

(d)(26) Form of Premium Protection Death Benefit (Joint Life) Rider, Form 12-GPD-2, was filed as Exhibit 99(4)(z) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994z.htm)

(d)(27) Form of Premium Protection Plus Death Benefit (Single Life) Rider, Form 12-PPDP-1.5, was filed as Exhibit 99(4)(aa) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994aa.htm)

(d)(28) Form of Premium Protection Plus Death Benefit (Joint Life) Rider, Form 12-PPDP-2.5, was filed as Exhibit 99(4)(bb) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 45 on December 22, 2011 (File No. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312511350247/d267645dex994bb.htm)

(d)(29) Form of Gain Enhancement Benefit Rider, Form 02-ADB-2, was filed as Exhibit 99(4)(d) of the Registrant’s registration statement, Form N-4 Pre-Effective Amendment No. 1 on October 14, 2016 (File No. 333-212677) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312516738505/d252286dex994d.htm)

(d)(29) Form of Gain Enhancement Benefit Plus Rider, Form 02-ADB-1, was filed as Exhibit 99(4)(e) of the Registrant’s registration statement, Form N-4 Pre-Effective Amendment No. 1 on October 14, 2016 (File No. 333-212677) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312516738505/d252286dex994e.htm)

(e) Variable Annuity Application, Form 4896, was filed as Exhibit 99(5)(a) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 4 on April 25, 2014 (File No. 333-182250) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000119312514159829/d692397dex995a.htm)

(f)(1) Articles of Incorporation of the Depositor were filed as Exhibit A(6)(a) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(No link available.)

(f)(1) Code of Regulations (by-laws) of the Depositor were filed as Exhibit A(6)(b) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(No link available.)

(g)(1) Variable Annuity GEB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(a) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wa.htm)

(g)(2) Variable Annuity GMIB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(b) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333- 43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wb.htm)

(g)(3) Variable Annuity Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(c) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wc.htm)

(g)(4) Variable Annuity GMDB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(d) of Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 29 (File No. 333- 43515) on April 30, 2008 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015208003230/l30197aexv7wd.htm)

(h)(1) Fund Participation Agreement between the Depositor and Janus Aspen Series was filed as Exhibit (3)(e) of the Registrant’s Form N-4, Pre-Effective Amendment No. 1 on April 10, 1998 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-98-003161.txt)

(h)(2) Participation Agreement between the Depositor and Strong Variable Insurance Funds, Inc. was filed as Exhibit (3)(f) of the Registrant’s Form N-4, Pre-Effective Amendment No. 1 on April 10, 1998 (File no. 333-43515) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/0000950152-98-003161.txt)

(h)(3) Fund Participation Agreement between the Depositor and Prudential Funds were filed as Exhibit (3)(g) of the Registrant’s Post-Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015206003543/l17807aexv3wg.txt)

(h)(4) Fund Participation Agreement between the Depositor and Neuberger Berman Advisers Management Trust were filed as Exhibit (3)(h) of the Registrant’s Post-Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015206003543/l17807aexv3wh.txt)

(h)(5) Amendment to Fund Participation Agreement between the Depositor and The Universal Institutional Funds were filed as Exhibit (3)(i) of the Registrant’s Post-Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000095015206003543/l17807aexv3wi.txt)

(h)(6) Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Ohio National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/770291/000095015206003536/l17816aexv99whw4.txt)

(h)(7) Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Ohio National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/770291/000095015206003536/l17816aexv99whw5.txt)

(h)(8) First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc., The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Ohio National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/770291/000095015206003536/l17816aexv99whw6.txt)

(k) Opinion of Counsel and consent to its use was filed as Exhibit 99(k) on the Registrant’s Form N-4, Post-Effective Amendment No. 54 on April 29, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/73981/000139834421008793/fp0064384_ex9927k.htm)

(10) Consents of KPMG LLP are filed herewith as Exhibit 99(10).

(24) Powers of Attorney filed herewith as Exhibit 99(24).

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Offices with Depositor

Michael Akker 1211 6th Avenue, 30th Floor New York, NY 10036	Director
Anurag Chandra 1211 6th Avenue, 30th Floor New York, NY 10036	Director
Philippe Charette 1000 Place Jean-Paul-Riopelle Montreal, PQ H2ZB3	Director
Julie S. Janson Duke Energy Corporation 550 South Tryon Street Mailcode DEC 48H Charlotte, NC 28202	Director
Greg Nielsen 5650 Yonge Street Toronto, Ontario M2M4H5	Director
Chak Raghunathan 500 Frank W. Burr Boulevard 4th Floor Teaneck, NJ 07666	Director
J. Michael Schlotman 7 Eastwind Hilton Head, SC 29928	Director
Barbara A. Turner*	Director, President & Chief Executive Officer

Name and Principal Business Address	Position and Offices with Depositor
David A. Azzarito 550 West Cypress Creek Road Suite 370 Fort Lauderdale, FL 33309	Senior Vice President, Latin America
Andrea Baker*	Vice President, Audit Services
Michael Begley*	Senior Vice President, Career Agency Distribution & Marketing
Jose Berrios 550 West Cypress Creek Road Suite 370 Fort Lauderdale, FL 33309	Vice President, Regional Actuary, Latin America
G. Timothy Biggs*	Vice President, Mortgages & Real Estate

Jeffery A. Bley*	Senior Vice President, Annuity Strategy and Sales

R. Todd Brockman*	Vice President, Mutual Fund Operations
Richard J. Brooks*	Vice President & Counsel

Christopher J. Calabro*	Senior Vice President & Chief Distribution and Marketing Officer
Steve Chaney*	Vice President, Corporate Services
Ryan Chen*	Vice President, Corporate Actuarial Financial Reporting
Rocky Coppola*	Senior Vice President & Chief Financial Officer

Matt Davis*	Vice President, Shared Services

Lori Dashewich*	Vice President & Controller
John A. DelPozzo*	Senior Vice President, Traditional Distribution

Scott E. Durkee*	Vice President, Flight Operations, President, ON Flight
J. Keith Dwyer*	Chief Compliance Officer, Funds

Christopher Finger*	Vice President, Financial Reporting
Joseph M. Fischer*	Assistant Secretary

Ramon Galanes*	Vice President, LATAM Actuary

Paul J. Gerard*	Senior Vice President & Chief Investment Officer
Robert K. Gongwer*	Vice President, Taxes
Heather Gordon*	Vice President, Hedging & Annuity ERM
Kristal E. Hambrick*	Executive Vice President & Chief Risk Officer
Marc Andrew Hargis*	Vice President, Investment Accounting

Name and Principal Business Address	Position and Offices with Depositor
Jill S. Hartmann*	Vice President, Market Development and Communications
Danielle D. Ivory*	Senior Vice President, Operations
Thomas H. Jurkowski*	Vice President, Agency Development
Brenda L. Kalb*	Vice President, Private Placements
Karl H. Kreunen*	Vice President, Life Product Marketing
Carolyn J. Krisko*	Vice President, Finance Innovation
Mark J. Lalli*	Divisional Vice President, Northwest Division
Lori A. Landrum*	Senior Vice President & Assistant General Counsel
John Maddrill IV*	Vice President, Agency Development

David G. Marlow*	Vice President, Annuity Inforce Management & Support

David Mauldin*	Vice President, Project and Vendor Management
William McCaster*	Vice President & Chief Information Security Officer

Therese S. McDonough*	Senior Vice President & Corporate Secretary

Patrick H. McEvoy*	Vice President, Broker Dealer Operations, President & Chief Executive Officer, ONES
Michael J. McGreevy*	Vice President, Information Technology, Enterprise Infrastructure and Architecture
Angela C. Meehan*	Vice President, Corporate Marketing

Tiffany Mucci*	Assistant Tax Officer

Traci Nelson*	Senior Vice President, IT Business Information Systems

Bradley T. Owens*	Vice President,Taxes

Carlos Paiva 550 West Cypress Creek Road Suite 370 Fort Lauderdale, FL 33309	Vice President, LATAM Regional Counsel & Compliance Officer
Doris L. Paul*	Vice President & Treasurer

Michelle Pittman*	Vice President, In-force Operations

Kimberly A. Plante*	Vice President and Counsel

William C. Price*	Executive Vice President & General Counsel, Assistant Secretary

Gary R. Rodmaker*	Vice President, Fixed Income Securities
Therese R. Rothenberger*	Divisional Vice President, Southeast Division

Name and Principal Business Address	Position and Offices with Depositor
Chad Russell*	Vice President, Financial Reporting
David Shaver*	Vice President, Life Product Management

Scott N. Shepherd*	Senior Vice President, Head of Valuation, AFR, Appointed Actuary

Michael J. Slattery*	Senior Vice President, Information Technology
Christopher A. Smith*	Senior Vice President, Strategic Initiatives & Business Optimization
Joao “John” Soares*	Vice President, DI Product Actuary
David E. Spaulding*	Vice President, Financial Reporting
Raymond D. Spears*	Senior Vice President & Chief Underwriting Officer
Alex Stultz*	Vice President, Operations
David Szeremet*	Vice President, Advance Marketing
Andrew J. VanHoy*	Vice President, ONESCO Compliance
Joel G. Varland*	Vice President, Enterprise Risk Management
Gwen Vaught*	Vice President, Underwriting
Nicholas A. Vision*	Tax Officer

Timothy Von Ebers*	Divisional Vice President, PGA Distribution

Steven A. Wabnitz*	Vice President & Medical Director
Pamela A. Webb*	Senior Vice President, Chief Human Resources Officer
Jeff Weisman*	Vice President, Structured Products
Nancy M. Westbrock*	Vice President, ONESCO Operations
Peter E. Whipple*	Senior Vice President, Life Product and Financial Management Illustration Actuary

Corey Wilkosz*	Vice President, Life Product Management

Michelle Wilson*	Vice President, Human Resources

Tara York*	Vice President, Annuity Funds Complex and Product Management

*The principal business address for these individuals is: One Financial Way, Montgomery, Ohio 45242

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of the Depositor. The Depositor is an indirect subsidiary of Constellation Insurance GP LLC. An organization chart for Constellation Insurance GP LLC is set forth below.

Constellation Insurance GP LLC, a Delaware holding company, owns 100% of the voting securities of ONLH Holdings GP LLC, a Delaware intermediate holding company.

ONLH Holdings GP LLC owns 100% of the voting securities of ONLH Holdings LP, a Delaware limited partnership.

ONLH Holdings LP owns 60% of the voting securities of Ohio National Holdings, Inc., an Ohio intermediate holding company.

Ohio National Holdings, Inc., owns 100% of the voting securities of Ohio National Financial Services, Inc., an Ohio intermediate holding company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company (insurance company)	Ohio	100%
ONFlight, Inc. (aviation)	Ohio	100%
Financial Way Realty, Inc. (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, SMLLC (technology company)	Delaware	100%
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation (insurance company)	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%
Sunrise Captive Re, LLC (captive reinsurance company)	Ohio	100%
ON Foreign Holdings, LLC (holding company)	Delaware	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of ON Overseas Holdings B.V., a holding company organized under the laws of Netherlands, (2) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (3) 0.02% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Overseas Holdings B.V. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of the Netherlands.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, LLC, a holding company organized under the laws of Delaware, (2) 99.98% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 7.90% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns (1) 92.1% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Separate financial statements are filed with the Commission for Ohio National Life Assurance Corporation under registrant Ohio National Variable Account R and National Security Life and Annuity Company under registrant National Security Variable Account L and National Security Variable Account N. All subsidiaries of the Depositor are included in the consolidated financial statements of the Depositor, The Ohio National Life Insurance Company.

Item 30. Indemnification

The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:

Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.

In addition, Article XII of the Depositor’s Code of Regulations states as follows:

If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled.

Item 31. Principal Underwriters

The principal underwriter of the Registrant’s securities is presently Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of the Depositor. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts B and D, other separate accounts of the Depositor which are registered as unit investment trusts; and Ohio National Variable Account R, a separate account of the Depositor’s subsidiary, Ohio National Life Assurance Corporation, which separate account is also registered as a unit investment trust. ONEQ also serves as the principal underwriter of securities issued by National Security Variable Accounts N and L, separate accounts of the Depositor’s affiliate, National Security Life and Annuity Company.

The directors and officers of ONEQ are:

Name	Position with ONEQ
Barbara A. Turner	Director
Patrick H. McEvoy	Director, President
Christopher J. Calabro	Director, Vice President & Chief Marketing Officer
Robert K. Gongwer	Vice President & Tax Officer
Andrew J. VanHoy	Vice President, Compliance
Teresa R. Cooper	Treasurer & Comptroller
Anthony Harris	Continuing Education Director
Kimberly A. Plante	Secretary

Timothy A. Abbott	Assistant Secretary

Bradley T. Owens	Tax Officer
Nicholas A. Vision	Tax Officer

Rose Droesch	Assistant Tax Officer
Tiffany Mucci	Assistant Tax Officer

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
$3,773,680	None	None	None

Item 32. Location of Accounts and Records

This information is included in the most recent report on form N-CEN.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

(a) Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, The Ohio National Life Insurance Company, hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Ohio National Life Insurance Company.

Undertakings

Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Signatures

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and that it has caused this post-effective amendment to the registration statement to be filed and signed on its behalf in the City of Montgomery and the State of Ohio on this 28th day of April, 2022.

Ohio National Variable Account A
(Registrant)
By: The Ohio National Life Insurance Company
(Depositor)
By: /s/ Kimberly A. Plante
Kimberly A. Plante, Vice President & Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the depositor, The Ohio National Life Insurance Company, has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and the State of Ohio on the 28th day of April, 2022.

The Ohio National Life Insurance Company
(Depositor)
By: /s/ Kimberly A. Plante
Kimberly A. Plante, Vice President & Counsel

As required by the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*/s/ Barbara A. Turner Barbara A. Turner	Director, President, Chief Executive Officer (Principal Executive Officer) and Chief Operating Officer	April 28, 2022
*/s/ Michael Akker Michael Akker	Director	April 28, 2022
*/s/ Anurag Chandra Anurag Chandra	Director	April 28, 2022
Philippe Charette	Director	April 28, 2022
*/s/ Julie Janson Julie Janson	Director	April 28, 2022
Greg Nielsen	Director	April 28, 2022
*/s/ Chak Raghunathan Chak Raghunathan	Director	April 28, 2022
*/s/ Rocky Coppola Rocky Coppola	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	April 28, 2022
*/s/ J. Michael Schlotman J. Michael Schlotman	Director	April 28, 2022
*/s/ Lori Dashewich Lori Dashewich	Vice President and Controller (Principal Accounting Officer)	April 28, 2022

*By: Kimberly A. Plante Kimberly A. Plante, Attorney in Fact pursuant to Powers of Attorney filed herewith

Index of Consents and Exhibits

Exhibit Number	Description	Page Number
99(10)	Consents of KPMG LLP
99(24)	Powers of Attorney